As filed with the Securities and Exchange Commission on April 30, 2004.


                                                 Securities Act File No. 2-29020
                                        Investment Company Act File No. 811-1646
================================================================================


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment No.___                                          [ ]


     Post-Effective Amendment No. 71                                         [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


     Amendment No. 71                                                        [X]


                        (CHECK APPROPRIATE BOX OR BOXES.)

                                CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

  2223 WASHINGTON STREET, 3 NEWTON EXECUTIVE PARK, SUITE 200, NEWTON, MA 02462
        (Address of Principal Executive Offices)              (Zip Code)

                                 (860) 534-4700
               Registrant's Telephone Number, including Area Code

          MARK BUTLER, 2223 WASHINGTON STREET, 3 NEWTON EXECUTIVE PARK
                           SUITE 200, NEWTON, MA 02462
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering ________________________


It is proposed that this filing will become effective (check appropriate box):

     [X]  Immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

PLEASE SEND COMMUNICATIONS TO:


                             JEFFREY S. WINER, ESQ.
                    C/O TIMESSQUARE CAPITAL MANAGEMENT, INC.
                  280 TRUMBULL STREET, H16A, HARTFORD CT 06103
                                 (860) 534-5576


WITH A COPY TO:            GEOFFREY R.T. KENYON, ESQ.

                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                              BOSTON, MA 02109-2881
                                 (617) 570-1167

--------------------------------------------------------------------------------

                               CIGNA Funds Group

--------------------------------------------------------------------------------

                                                                           Money
                                                                          Market
                                                                            Fund


                                                                    Retail Class
                                                                   Premier Class




                                                                      Prospectus

                                                                     May 1, 2004

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime

INTRODUCTION

The Money Market Fund is a series of CIGNA Funds Group, a family of mutual funds. This prospectus describes the retail and premier classes of the fund.


TABLE OF CONTENTS

Fund Summary................................................................1

Bar Chart and Performance Table.............................................1

Fees and Expenses of the Fund...............................................3

Investment Information......................................................4

Management of the Fund......................................................7

Pricing of Shares...........................................................7

Purchase and Redemption of Shares...........................................8

Tax Matters................................................................13

Financial Highlights.......................................................15

For More Information...............................................back cover

Fund Summary

INVESTMENT OBJECTIVE

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Bar Chart and
Performance Table

The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's retail class shares from year to year over the life of the fund.

The table shows how the fund's retail and premier classes' average annual returns for one year and the life of the fund compare to those of a broad measure of market performance.

A fund's past performance does not necessarily indicate how the fund will perform in the future.

                     [TABULAR REPRESENTATION OF BAR CHART]




                         Money Market Fund/Retail Class
                              Annual Total Return

                         2000                    5.60%
                         2001                    3.29%
                         2002                    0.87%
                         2003                    0.26%


Best Quarter                9/30/2000                  1.44%
Worst Quarter              12/31/2003                  0.03%


Money Market Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(retail class commenced operations April 29, 1999)
(premier class commenced operations January 26, 2000)


                                     PAST 1 YEAR       LIFE OF FUND
-------------------------------------------------------------------
Money Market Fund
(retail class)                          0.26%              2.76%
-------------------------------------------------------------------
3-Month U.S. Treasury Bills             1.07%              3.42%
-------------------------------------------------------------------
Money Market Fund
(premier class)                         0.51%              2.70%
-------------------------------------------------------------------
3-Month U.S. Treasury Bills             1.07%              3.24%
-------------------------------------------------------------------

The Money Market Fund's seven-day annualized yield as of December 31, 2003 was 0.13% (retail class) and 0.38% (premier class).

Fees and Expenses
of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases .............. None
Maximum deferred sales charge (load) .......................... None
Redemption fee ................................................ None
Exchange fee .................................................. None


                              Retail class          Premier class
--------------------------------------------------------------------
Management Fees                   0.35%                 0.35%
--------------------------------------------------------------------
Distribution & Service
(12b-1) Fees                      0.25%                None
--------------------------------------------------------------------
Other Expenses                    0.37%                 0.39%
--------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses                0.97%                 0.74%
--------------------------------------------------------------------
Waiver of
Fund Expenses(1)                 -0.02%                -0.04%
--------------------------------------------------------------------
Total Actual Fund
Operating Expenses                0.95%                 0.70%
--------------------------------------------------------------------

(1) TimesSquare has contractually agreed to waive management fees and reimburse the fund if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for the retail and premier classes of the fund:


Premier class                                    0.70%
Retail class                                     0.95%


TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does.


Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by the fund if the fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

EXAMPLE

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

     o    You invest $10,000 in the fund for the time periods indicated;

     o    Your investment has a 5% return each year; and

     o The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that the fund's operating expenses remain the same in each year of the applicable period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year       3 years       5 years      10 years
---------------------------------------------------------------------------
Premier class             $74          $230          $401         $  894
---------------------------------------------------------------------------
Retail class              $99          $309          $536         $1,190
---------------------------------------------------------------------------


Investment Information

Objectives, Strategies
and Related Risks

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks.

The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries, which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders. The fund will notify shareholders of any material changes.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, investments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the principal risks discussed in the Fund Summary, the fund is subject to:


     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.


     o Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.


     o Credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

CHANGES IN POLICIES

The fund's Trustees may change the fund's investment strategies and other policies without shareholder approval. The fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Management of the Fund

The investment adviser to the fund is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The fund will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the fund to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

As full compensation for the investment management and all other services rendered by TimesSquare, the fund pays TimesSquare 0.35% of the fund's average net assets annually.

Pricing of Shares

The price of fund shares is based on the fund's net asset value. The fund's custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and on Good Friday if banks are open.


VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and
Redemption of Shares

GENERAL INFORMATION

The fund presently offers various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.

PREMIER AND RETAIL CLASS SHARES

The premier and retail classes impose a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

12b-1 Plan for Retail Class Shares

In addition, the fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the retail class of the fund to pay for services provided to retail class shareholders and expenses primarily intended to result in sale of this class of shares of the fund. The retail class of the fund will pay Prudential Retirement Brokerage Services, Inc., the fund's distributor, 0.25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of the fund's retail class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO PURCHASE SHARES

Shares of the fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of the fund next determined after we receive your purchase order (see "Pricing of Shares"). The fund does not issue share certificates.

ELIGIBLE PURCHASERS

Premier and retail class shares are available to individual investors, employer-sponsored retirement plans, and other accounts.

Retirement and Savings Plans and
Plan Participants

The fund may be available as an investment option in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select the fund as an investment option.

Brokerage Account Purchases

All investors other than retirement and savings plan participants must purchase shares through Prudential Retirement Brokerage Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order and immediately available funds are received by Prudential Retirement Brokerage Services, provided Prudential Retirement Brokerage Services receives the order by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by Prudential Retirement Brokerage Services. Prudential Retirement Brokerage Services reserves the right to reject any purchase order.

Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling Prudential Retirement Brokerage Services at 1.888.244.6237.

Class Eligibility

Premier class shares are available to:


     o Separate accounts of Connecticut General Life Insurance Company or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the premier class, the employer's plans must invest over $20 million in CIGNA Funds Group or in investment vehicles managed and record-kept by affiliates of CIGNA or Prudential Financial, Inc. ("Prudential"). Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA or Prudential managed assets by the sponsor and its plans will attain $20 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that premier class shares may be redeemed and retail class shares purchased if that level is not attained.

     o    Other institutional investors investing over $1 million in the fund.

     o    Subsidiaries and affiliates of CIGNA and Prudential.


In addition to the asset requirements described above, financial intermediaries or plan record keepers, including affiliates of CIGNA and Prudential, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record keepers may also require plans to pay additional charges for services provided.

Retail shares are available to all investors who are not eligible to invest in the premier class.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the premier class (as a result of shareholder redemption, not loss in market value of fund shares), the fund may redeem the investor's shares. This redemption will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

ADDITIONAL INFORMATION

The fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, if in the judgment of fund management it is in the best interest of the fund, and may act on instructions believed to be genuine.

The fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the fund determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, the fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus. The fund would notify shareholders if it converted to a feeder fund.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares.

Brokerage Account Redemptions

All other investors must redeem shares through their brokerage account with Prudential Retirement Brokerage Services. Shares will be redeemed at the net asset value next determined after Prudential Retirement Brokerage Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call Prudential Retirement Brokerage Services at 1.888.244.6237.

FURTHER REDEMPTION INFORMATION

Redemptions from the fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

The fund reserves the right, as permitted by the Securities and Exchange Commission, to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES

If you want to switch your investment from the fund to another series of CIGNA Funds Group, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with Prudential Retirement Brokerage Services brokerage accounts should call 1.888.244.6237 for account information or to speak to their dealer representative.

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends daily and distributes dividends monthly. The fund declares dividends to shareholders of record as of 11:45 a.m. eastern time on that day. Fund purchases made after 11:45 a.m. receive the dividend on the next business day after payment has been received.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

Tax Matters

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long the fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund. The fund does not expect to generate any capital gains.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights table is intended to help you understand the fund's retail and premier class financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS -- MONEY MARKET FUND


                                                                                   Retail Class(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          2003          2002            2001            2000             1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         For the Year/Period Ended  December 31,
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                     $1.00          $1.00           $1.00           $1.00           $1.00
Income from investment operations:
 Net investment income                                     (a)           0.01            0.03            0.05            0.03
 Net realized and unrealized gain on securities             --            (a)             (a)             (a)             (a)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            --           0.01            0.03            0.05            0.03
===================================================================================================================================
Less dividends and distributions:
 Dividends from net investment income                      (a)         (0.01)          (0.03)          (0.05)          (0.03)
 Distributions from capital gains                           --             --              --             (a)             (a)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           --         (0.01)          (0.03)          (0.05)          (0.03)
===================================================================================================================================
Net asset value, end of period                           $1.00          $1.00           $1.00           $1.00           $1.00
===================================================================================================================================
Total Return                                             0.26%(b)       0.87%           3.29%(b)        5.60%(b)        2.97%(b)(c)
Ratios to Average Net Assets
 Gross expenses                                          0.97%          0.95%           0.98%           0.97%           1.00%(d)
 Fees and expenses waived or borne by the Adviser        0.02%          0.00%           0.03%           0.02%           0.07%(d)
 Net expenses                                            0.95%          0.95%           0.95%           0.95%           0.93%(d)
 Net investment income                                   0.26%          0.86%           3.10%           5.44%           4.64%(d)
 Net assets, end of period (000 omitted)              $299,292       $359,888        $291,380        $199,993       $123,655
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on April 29, 1999.
(a)  Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c)  Not annualized.
(d)  Annualized.


16                                                                            17

FINANCIAL HIGHLIGHTS -- MONEY MARKET FUND



                                                                                Premier Class(1)
--------------------------------------------------------------------------------------------------------------------------
                                                              2003           2002             2001            2000
--------------------------------------------------------------------------------------------------------------------------
                                                                    For the Year/Period Ended December 31,
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $1.00           $1.00             $1.00          $1.00
Income from investment operations:
 Net investment income                                        0.01            0.01              0.03           0.05
 Net realized and unrealized gain on securities                 --             (a)               (a)            (a)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.01            0.01              0.03           0.05
==========================================================================================================================
Less dividends and distributions:
 Dividends from net investment income                       (0.01)          (0.01)            (0.03)         (0.05)
 Distributions from capital gains                               --              --                --            (a)
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           (0.01)          (0.01)            (0.03)         (0.05)
==========================================================================================================================
Net asset value, end of period                               $1.00           $1.00             $1.00          $1.00
==========================================================================================================================
Total Return                                                 0.51%(b)        1.12%             3.55%(b)       5.50%(b)(c)
Ratios to Average Net Assets
 Gross expenses                                              0.74%           0.70%             0.73%          0.72%(d)
 Fees and expenses waived or borne by the Adviser            0.04%           0.00%             0.03%          0.02%(d)
 Net expenses                                                0.70%           0.70%             0.70%          0.70%(d)
 Net investment income                                       0.39%           1.13%             3.22%          5.69%(d)
 Net assets, end of period (000 omitted)                   $59,924            $183              $207           $105
--------------------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on January 26, 2000.
(a)  Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c)  Not annualized.
(d)  Annualized.


18                                                                            19

--------------------------------------------------------------------------------

                              For More Information

--------------------------------------------------------------------------------

For investors who want more information about the fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the fund's investments is available in the fund's annual and semi-annual report to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the funds at:


        Prudential Retirement Brokerage Services, Inc.
        P.O. Box 150476
        Hartford, CT 06115-0476
        Telephone: 1.888.244.6237


Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA FUNDS GROUP
MONEY MARKET FUND

Retail Class
Premier Class

             (The Fund Investment Company Act File No. is 811-1646.)



                                                                          545986

--------------------------------------------------------------------------------
CIGNA Funds Group
--------------------------------------------------------------------------------


                                                                   Premier Class

--------------------------------------------------------------------------------
                                                               Money Market Fund
--------------------------------------------------------------------------------
                                                                   Balanced Fund
                                          (sub-advised by Wellington Management)
--------------------------------------------------------------------------------
                                            Large Cap Growth/Morgan Stanley Fund
--------------------------------------------------------------------------------
                                        Large Cap Value/John A. Levin & Co. Fund
--------------------------------------------------------------------------------
                                                           S&P 500(R) Index Fund
--------------------------------------------------------------------------------
                                               Small Cap Growth/TimesSquare Fund
--------------------------------------------------------------------------------
                                   Small Cap Value/Perkins, Wolf, McDonnell Fund
--------------------------------------------------------------------------------
                                        International Blend/Bank of Ireland Fund
--------------------------------------------------------------------------------
                                                 TimesSquare Core Plus Bond Fund
--------------------------------------------------------------------------------








                                                                      Prospectus

                                                                     May 1, 2004

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

577418

INTRODUCTION

The funds offered by this prospectus are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the premier class of each fund.


TABLE OF CONTENTS

Fund Summary................................................................1

Bar Charts and Performance Tables..........................................14

Fees and Expenses of the Funds.............................................24

Investment Information.....................................................26

Other Investment Information: Common Policies..............................39

Management of the Funds....................................................41

Performance of the Funds' Money Managers
With Other Portfolios......................................................46

Pricing of Shares..........................................................52

Purchase and Redemption of Shares..........................................53

Tax Matters................................................................59

Financial Highlights.......................................................60

For More Information...............................................back cover

Fund Summary

Money Market Fund

INVESTMENT OBJECTIVE

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Balanced Fund (sub-advised by
Wellington Management)

INVESTMENT OBJECTIVE
Seeks a high total return through capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and fixed income securities.

Normally, 60% of fund assets will be invested in equities and 40% of fund assets will be invested in fixed income securities. The money manager has discretion to increase or decrease the weighting in equities and fixed income securities by 10% such that equities could range from 50% to 70% of fund assets and fixed income from 30% to 50% of fund assets. Changes between the two asset classes will be made gradually based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

In selecting equities for the fund, the money manager generally chooses financially sound, but temporarily out-of-favor companies that may provide above average return potential. The fund's value investment approach is based on fundamental analysis of companies with large market capitalization and estimated below average price to earnings ratios.

Domestic fixed income securities the fund will invest in include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage backed securities.

The fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

The fund considers selling securities of issuers that no longer meet the money manager's criteria.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. Over interim periods, returns from a value based investing style may deviate from general equity market averages.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

Since the money manager has discretion to allocate the amounts of equity and fixed income securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

In the long run, a balanced fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Large Cap Growth/
Morgan Stanley Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in growth-oriented equity securities of large cap U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Normally, the fund will invest at least 80% of its assets in equity securities of large cap companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $10 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to exhibit strong earnings and free cash flow growth.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The money manager studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund generally considers selling securities of issuers that no longer meet the money manager's investment criteria.

The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors of the overall stock market. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Large Cap Value/
John A. Levin & Co. Fund

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of established, large cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of large cap U.S. companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $5 billion or more.

The fund generally purchases stocks when the money manager deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. The money manager focuses on identifying common stocks whose market price is below what it believes is their present or future value. Often, at the time of purchase, the stocks are out of favor with the investment community.

The money manager follows a "bottom up" research approach, and selects companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development; or a security offering attractive prospects for long-term returns and the protection of yield.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

S&P 500(R) Index Fund

INVESTMENT OBJECTIVE

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Small Cap Growth/
TimesSquare Fund

INVESTMENT OBJECTIVE
Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the common and preferred stocks of small cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies. The money manager, TimesSquare Capital Management, generally considers a company to be a "small cap" company if it has a market capitalization, at time of purchase, of between $50 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

The money manager:

     o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership.

     o Looks for stocks that have the potential for price appreciation of 25% to 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

     o Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Small Cap Value/
Perkins, Wolf, McDonnell Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of small U.S. companies whose stock prices are believed to be undervalued. Normally, the fund will invest at least 80% of its assets in equity securities of small cap U.S. companies. The money manager generally considers a company to be a "small cap" company if it has a market capitalization, at time of initial purchase, less than the 12-month average of the maximum market capitalization for companies in the Russell 2000 Index. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Russell 2000 Index is updated monthly.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund generally looks for companies with:


     o A low price relative to their assets, earnings, cash flow or business franchise;

     o    Products and services that give them a competitive advantage; and


     o Quality balance sheets and strong management. In determining the strength of a company's balance sheet, the money manager will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as investing in a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

International Blend/
Bank of Ireland Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks of well-established companies located outside the U.S. The fund considers a company to be located outside the U.S. if:

     o    It is organized under the laws of another country;

     o The principal trading market for the company's securities is in another country; or

     o The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest at least 90% of its assets in companies with market capitalizations, at time of purchase, over $1 billion which are located outside the U.S. The fund emphasizes companies with substantial size and liquidity, strong balance sheets, proven management and diversified earnings operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers.

The money manager focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries.

The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

TimesSquare Core Plus Bond Fund

INVESTMENT OBJECTIVE

Seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in fixed income securities. Normally, the fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign governments and companies and derivative instruments with similar economic characteristics. For purposes of this policy, Money Market Fund shares will be considered fixed income securities.

Normally, the fund will invest at least 75% of its total assets in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare Capital Management to be of comparable quality.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund may use interest rate swaps and total return swaps to achieve exposure to the high-yield market.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2004, the duration of the index was 4.33 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Bar Charts and Performance
Tables

The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the funds' average annual returns for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The tables present returns for the funds both before and after taxes. The after-tax returns are shown in two ways:

(1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and

(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale).

Please note that your actual after-tax returns will depend upon your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

A fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

[The following information was represented in the printed material as a bar chart.]

                               Money Market Fund
                              Annual Total Return


2001    3.55%
2002    1.12%
2003    0.51%

Best Quarter       9/30/2000         1.50%
Worst Quarter     12/31/2003         0.10%

Money Market Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 26, 2000)

                                 PAST YEAR     LIFE OF FUND
-----------------------------------------------------------
Money Market Fund                   0.51%          2.70%
-----------------------------------------------------------
3-Month U.S. Treasury Bills         1.07%          3.24%
-----------------------------------------------------------

The Money Market Fund's seven-day annualized yield as of December 31, 2003 was 0.38%.

[The following information was represented in the printed material as a bar chart.]

                                  Balanced Fund
                    (sub-advised by Wellington Management)*
                              Annual Total Return


2001     -1.78%
2002    -10.97%
2003     19.08%

Balanced Fund (sub-advised by
Wellington Management)*
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 20, 2000)
*Wellington Management began managing the fund on October 1, 2001.

Best Quarter      6/30/2003       11.11%
Worst Quarter     9/30/2002      -10.82%

                                              PAST YEAR   LIFE OF FUND
-----------------------------------------------------------------------
Return Before Taxes                              19.08%       1.90%
Return After Taxes on Distributions              18.39%       1.00%
Return After Taxes on Distributions and
Sale of Fund Shares                              12.70%       1.08%
-----------------------------------------------------------------------
S&P 500 (reflects no deduction for fees,
expenses or taxes)                               28.68%      -4.96%
-----------------------------------------------------------------------
60% Russell 1000 Value Index and 40% Lehman
Brothers Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)           19.23%       5.66%
-----------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                      Large Cap Growth/Morgan Stanley Fund
                              Annual Total Return


2001    -14.93%
2002    -27.67%
2003     24.34%

Best Quarter      12/31/2001        12.79%
Worst Quarter      3/31/2001       -22.02%

Large Cap Growth/Morgan Stanley Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                            PAST YEAR     LIFE OF FUND
----------------------------------------------------------------------
Return Before Taxes                          24.34%        -9.77%
Return After Taxes on Distributions          24.32%        -9.78%
Return After Taxes on Distributions and
Sale of Fund Shares                          15.83%        -8.10%
----------------------------------------------------------------------
S&P 500
(reflects no deduction for fees,
expenses or taxes)                           28.68%        -4.96%
----------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees,
expenses or taxes)                           29.75%       -13.08%
----------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                    Large Cap Value/John A. Levin & Co. Fund
                               Annual Total Return


2001     -4.39%
2002    -26.97%
2003     28.47%

Best Quarter      6/30/2003       18.90%
Worst Quarter     9/30/2002      -19.86%

Large Cap Value/John A. Levin & Co. Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                            PAST YEAR     LIFE OF FUND
----------------------------------------------------------------------
Return Before Taxes                          28.47%         0.52%
Return After Taxes on Distributions          28.27%        -0.22%
Return After Taxes on Distributions and
Sale of Fund Shares                          18.76%         0.02%
----------------------------------------------------------------------
S&P 500
(reflects no deduction for fees,
expenses or taxes)                           28.68%        -4.96%
----------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deduction for fees,
expenses or taxes)                           30.03%         3.20%
----------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                              S&P 500(R) Index Fund
                               Annual Total Return


2001    -12.20%
2002    -22.24%
2003     28.48%

Best Quarter      6/30/2003       15.58%
Worst Quarter     9/30/2002      -17.27%

S&P 500(R) Index Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 21, 2000)



                                            PAST YEAR     LIFE OF FUND
----------------------------------------------------------------------
Return Before Taxes                          28.48%         -5.20%
Return After Taxes on Distributions          28.25%         -6.24%
Return After Taxes on Distributions and
Sale of Fund Shares                          18.81%         -4.72%
----------------------------------------------------------------------
S&P 500
(reflects no deduction for fees,
expenses or taxes)                           28.68%         -4.96%
----------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                        Small Cap Growth/TimesSquare Fund
                               Annual Total Return


2001     -9.20%
2002    -18.56%
2003     37.53%

Best Quarter      12/31/2001        20.70%
Worst Quarter      3/31/2001       -20.04%

Small Cap Growth/TimesSquare Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 21, 2000)

                                            PAST YEAR     LIFE OF FUND
----------------------------------------------------------------------
Return Before Taxes                          37.53%         3.19%
Return After Taxes on Distributions          36.99%         2.95%
Return After Taxes on Distributions and
Sale of Fund Shares                          24.49%         2.59%
----------------------------------------------------------------------
Russell 2000 Growth Index
(reflects no deduction for fees,
expenses or taxes)                           48.54%        -9.11%
----------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                 Small Cap Value/Perkins, Wolf, McDonnell Fund
                               Annual Total Return


2001     21.53%
2002    -14.97%
2003     40.53%

Best Quarter      12/31/2001        25.27%
Worst Quarter      9/30/2002       -23.83%

Small Cap Value/Perkins, Wolf, McDonnell Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            40.53%        17.24%
Return After Taxes on Distributions            39.91%        14.36%
Return After Taxes on Distributions and
Sale of Fund Shares                            26.58%        13.19%
------------------------------------------------------------------------
Russell 2000 Value Index
(reflects no deduction for fees, expenses
or taxes)                                      46.03%        15.81%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                    International Blend/Bank of Ireland Fund
                               Annual Total Return


2001    -19.98%
2002    -18.76%
2003     28.56%

Best Quarter      6/30/2003       20.04%
Worst Quarter     9/30/2002      -20.69%

International Blend/Bank of Ireland Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 24, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            28.56%         -5.47%
Return After Taxes on Distributions            28.32%         -5.87%
Return After Taxes on Distributions and
Sale of Fund Shares                            18.86%         -4.81%
------------------------------------------------------------------------
Morgan Stanley Capital International
EAFE Index
(reflects no deduction for fees, expenses
or taxes)                                      38.59%         -4.85%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                        TimesSquare Core Plus Bond Fund
                               Annual Total Return


2001      8.36%
2002      8.44%
2003      7.31%

Best Quarter      9/30/2002         4.20%
Worst Quarter     3/31/2002        -0.62%

TimesSquare Core Plus Bond Fund
Average Annual Total Returns

For the periods ended December 31, 2003
(commenced operations January 21, 2000)



                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                              7.31%          8.63%
Return After Taxes on Distributions              5.21%          5.61%
Return After Taxes on Distributions and
Sale of Fund Shares                              4.67%          5.47%
------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses
or taxes)                                        4.10%          8.89%
------------------------------------------------------------------------

Fees and Expenses
of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (All Funds)
(fees paid directly from your investment)

  Maximum sales charge (load) imposed on purchases ......... None

  Maximum deferred sales charge (load) ..................... None

  Redemption fee ........................................... None

  Exchange fee ............................................. None


                                                                Large
                                             Balanced            Cap          Large Cap
                                            Fund (sub-         Growth/          Value/
                              Money         advised by         Morgan          John A.
                             Market         Wellington         Stanley         Levin &
                              Fund          Management          Fund           Co. Fund
------------------------------------------------------------------------------------------
Management Fees                0.35%            0.75%            0.80%           0.75%
------------------------------------------------------------------------------------------
Distribution & Service
(12b-1) Fees                  None             None             None            None
------------------------------------------------------------------------------------------
Other Expenses                 0.39%            1.28%            1.47%           0.96%
------------------------------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses             0.74%            2.03%            2.27%           1.71%
------------------------------------------------------------------------------------------
Waiver of
Fund Expenses(1)              -0.04%           -1.03%           -1.27%          -0.71%
------------------------------------------------------------------------------------------
Total Actual Fund
Operating Expenses             0.70%            1.00%            1.00%           1.00%
------------------------------------------------------------------------------------------



                                                         Small
                                                          Cap
                                          Small         Value/
                                           Cap         Perkins,     International   TimesSquare
                         S&P500(R)       Growth          Wolf,        Blend/Bank     Core Plus
                          Index        TimesSquare     McDonnell      of Ireland       Bond
                           Fund           Fund           Fund            Fund          Fund
-----------------------------------------------------------------------------------------------
Management Fees            0.25%           1.00%          1.00%          1.00%          0.60%
-----------------------------------------------------------------------------------------------
Distribution &
Service
(12b-1) Fees              None            None           None           None            0.15%
-----------------------------------------------------------------------------------------------
Other Expenses             0.38%           0.32%          0.45%          2.36%          0.60%
-----------------------------------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses         0.63%           1.32%          1.45%          3.36%          1.35%
-----------------------------------------------------------------------------------------------
Waiver of
Fund Expenses(1)          -0.28%          -0.07%         -0.20%         -2.11%         -0.50%
-----------------------------------------------------------------------------------------------
Total Actual Fund
Operating Expenses         0.35%           1.25%          1.25%          1.25%          0.85%
-----------------------------------------------------------------------------------------------

(1) TimesSquare has contractually agreed to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

   Money Market Fund                                            0.70%
   Balanced Fund (sub-advised by Wellington Management)         1.00%
   Large Cap Growth/Morgan Stanley Fund                         1.00%
   Large Cap Value/John A. Levin & Co. Fund                     1.00%
   S&P 500[RegTM] Index Fund                                    0.35%
   Small Cap Growth/TimesSquare Fund                            1.25%
   Small Cap Value/Perkins, Wolf, McDonnell Fund                1.25%
   International Blend/Bank of Ireland Fund                     1.25%
   TimesSquare Core Plus Bond Fund                              0.85%


TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does.

Reimbursement arrangements can decrease a fund's expenses and boost its performance.


TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

EXAMPLE

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

     o You invest $10,000 in the fund for the time periods indicated;

     o Your investment has a 5% return each year; and

     o The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Money Market Fund             $ 74   $  230    $  401    $  894
------------------------------------------------------------------
Balanced Fund (sub-
advised by Wellington
Management)                   $206   $  637    $1,093    $2,358
------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund           $230   $  709    $1,215    $2,605
------------------------------------------------------------------
Large Cap Value/John
A. Levin & Co. Fund           $174   $  539    $  928    $2,019
------------------------------------------------------------------
S&P 500[RegTM] Index Fund     $ 64   $  202    $  351    $  786
------------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund              $134   $  418    $  723    $1,590
------------------------------------------------------------------
Small Cap Value/
Perkins, Wolf,
McDonnell Fund                $147   $  456    $  787    $1,724
------------------------------------------------------------------
International Blend/
Bank of Ireland Fund          $339   $1,033    $1,750    $3,649
------------------------------------------------------------------
TimesSquare Core Plus
Bond Fund                     $137   $  428    $  739    $1,624
------------------------------------------------------------------


Investment Information

Objectives, Strategies
and Related Risks

Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks.

The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries, which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services

(or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders. The fund will notify shareholders of any material changes.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, investments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the principal risks discussed in the Fund Summary, the fund is subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

     o Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

     o Credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

Balanced Fund (sub-advised by
Wellington Management)

The fund's objective is to seek a high total return through capital appreciation and current income.

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest in:

     o equity securities which are traded on a domestic securities exchange or on the over-the-counter market, although the fund may also invest in securities traded on foreign stock exchanges

     o    investment grade corporate debt obligations

     o    obligations of the US Government and its agencies

     o    asset backed and mortgage backed securities

     o up to 15% of fund assets may be invested in foreign equity securities including American and Global Depositary Receipts and US dollar denominated investment grade debt securities issued by foreign governments and corporations.

With respect to the fund's investments in value style equities, the fund focuses on large capitalization, highly liquid, seasoned companies. The fund may also purchase the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic fixed income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having comparable investment characteristics to those in the top four ratings. The fund may also invest in asset backed and mortgage backed securities.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:


     o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from value stocks and fixed income securities in which the fund invests will trail returns from other asset classes or the overall stock market.

     o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Large Cap Growth/
Morgan Stanley Fund

The fund's objective is to seek long-term capital appreciation.

The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. This percentage limitation does not apply to securities of foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.


     o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.


Large Cap Value/
John A. Levin & Co. Fund

The fund's objective is to seek long-term capital appreciation.

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. The fund may also invest in securities that are convertible to common stocks.

The fund normally invests:

     o 80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

     o    Up to 15% of assets in cash and cash equivalents.

     o Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities.

Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts.

Generally, the fund does not invest more than 5% of total assets in any single investment.

In addition to the additional risks discussed in the Fund Summary, the fund is also subject to the following risks:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

   o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.

S&P 500(R) Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P 500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by TimesSquare, record or beneficial owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchant-ability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.

Small Cap Growth/TimesSquare Fund

The fund's objective is to seek long-term capital appreciation.

TimesSquare Capital Management, Inc.:

     o Evaluates all sectors of the stock market to find companies that meet the fund's investment criteria.

     o May also invest in American Depositary Receipts listed and traded on a registered U.S. stock exchange.

     o Normally, may invest up to 10% of fund assets in cash and cash equivalents.

In addition to the principal risks discussed in Fund Summary, the fund is also subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

Small Cap Value/
Perkins, Wolf, McDonnell Fund

The fund's objective is to seek long-term capital appreciation.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation.

The fund invests primarily in the common stock of small cap companies. Permitted investments also include preferred and convertible securities and American Depositary Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents.


In addition to the principal risks discussed in the Fund Summary, the fund is also subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.

International Blend/
Bank of Ireland Fund

The fund's objective is to seek long-tem capital appreciation.

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated. The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

     o Investments in securities of companies located outside the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

     o Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging markets countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability issuers in emerging markets countries may be more precarious than in other countries. There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

     o Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

TimesSquare Core Plus Bond Fund

The fund's objective is to seek a high level of total return.

STRATEGY/PHILOSOPHY

TimesSquare's fixed income investment philosophy is based on the belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures and forward contracts and swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

DECISION-MAKING PROCESS

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/ reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the principal risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:



     o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

     o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

     o Counterparty risk, which is the risk that the coonterparty to a swap or other contract will default on its obligations.

     o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.


Other Investment
Information

Common Policies Applicable
to All Funds

DERIVATIVE STRATEGIES

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency, or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the S&P 500[RegTM] Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

TEMPORARY, DEFENSIVE POSITIONS

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash and short- and medium-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500[RegTM] Index Fund will take temporary defensive positions only in extraordinary circumstances.

SHORT-TERM INVESTMENTS

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Some of the funds have adopted policies to invest at least 80% of their assets in equity securities of companies considered "small cap" or "large cap". The money managers of these funds may adjust their definition of "small cap" and "large cap" annually based on their assessment of the capitalization range of companies which possess the fundamental characteristics of small cap or large cap companies, as the case may be.

Management of the Funds


The investment adviser to the funds is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The Funds will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the Funds to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.



TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the TimesSquare Core Plus Bond Fund, the Small Cap Growth/TimesSquare Fund and the S&P 500[RegTM] Index Fund.


The Balanced Fund and the Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

As full compensation for the investment management services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

Fund                                         Advisory Fee Rate
---------------------------------------------------------------
Money Market Fund                                    0.35%
---------------------------------------------------------------
Balanced Fund (sub-advised by
Wellington Management)                               0.75%
---------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund                 0.80%
---------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund             0.75%
---------------------------------------------------------------
S&P 500(R) Index Fund                                0.25%
---------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                    1.00%
---------------------------------------------------------------
Small Cap Value/Perkins, Wolf,
McDonnell Fund                                       1.00%
---------------------------------------------------------------
International Blend/Bank of Ireland Fund             1.00%
---------------------------------------------------------------
TimesSquare Core Plus Bond Fund                      0.60%
---------------------------------------------------------------

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:

BALANCED FUND
(SUB-ADVISED BY WELLINGTON MANAGEMENT)

Wellington Management Company, LLP ("Wellington Management") has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

LARGE CAP GROWTH/
MORGAN STANLEY FUND

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.

LARGE CAP VALUE/
JOHN A. LEVIN & CO., FUND

John A. Levin & Co., One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982.

SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND


Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as investment adviser and sub-adviser for mutual funds and provides advisory services for institutional accounts. Janus has in turn hired Perkins, Wolf, McDonnell and Company, LLC ("PWM"), 310 S. Michigan Ave., Suite 2600, Chicago, Illinois, 60604 to manage the investment operations of the fund.



INTERNATIONAL BLEND/
BANK OF IRELAND FUND

Bank of Ireland Asset Management (U.S.) Limited ("BIAM U.S."), 75 Holly Hill Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM U.S. serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966.

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

None of the funds offered by this prospectus are clones or replicas of any other funds managed by any of the money managers.

Portfolio Managers

These are the individuals (or teams) primarily responsible for management of the funds.

BALANCED FUND
(SUB-ADVISED BY WELLINGTON MANAGEMENT)


John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, coordinates the overall management of the fund and manages the equity component of the fund. Mr. Ryan has been an investment professional with Wellington Management since 1981. He holds a B.S. from Lehigh University and a M.B.A. from University of Virginia's Darden Graduate School of Business.

Thomas L. Pappas, CFA, Senior Vice President and Partner of Wellington Management, manages the fixed income portion of the fund. Mr. Pappas is also the chairman of the firm's Core Bond Group and a member of the Mortgage Strategy and the Global Balanced Strategy Groups. An investment professional with Wellington Management since 1987, Mr. Pappas received his B.A. from Tufts University and M.S. from MIT's Sloan School of Management.


LARGE CAP GROWTH/
MORGAN STANLEY FUND


Morgan Stanley Investment Management's Large Cap Growth Team manages the fund's assets. Current members of the team include William Auslander, Managing Director and Jeffrey Alvino, Managing Director.


LARGE CAP VALUE/
JOHN A. LEVIN & CO. FUND

PHILIP W. FRIEDMAN, JOHN (JACK) W. MURPHY, AND JOHN A. LEVIN. Messrs. Friedman and Murphy are Senior Portfolio Managers at Levin. Mr. Levin is Chairman and Chief Executive Officer of John A. Levin & Co., Inc. Before joining John A. Levin & Co. in 2002, Mr. Friedman was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002) and director of North American Equity Research for Morgan Stanley (1995-1997). He earned a BA from Rutgers College and an MBA from Northwestern University. Mr. Murphy has been with Levin since 1995. Previously, he was an analyst at Prudential Securities and worked at Bain & Co., a manage-ment consulting firm. He received a B.S. from Bryant College and an M.B.A. from Northeastern University. Mr. Levin founded the firm in 1982 and has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University.

SMALL CAP GROWTH/
TIMESSQUARE FUND

GRANT R. BABYAK AND YVETTE C. BOCKSTEIN. Mr. Babyak and Ms. Bockstein joined TimesSquare in 2000 as Managing Directors. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. Mr. Babyak joined Fiduciary in 1996 and Ms. Bockstein joined Fiduciary in 1978. Before joining Fiduciary, Mr. Babyak was a portfolio manager with Avatar Investor Associates. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University-Stern School of Business. Ms. Bockstein is responsible for managing institutional portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND

ROBERT H. PERKINS AND THOMAS M. PERKINS. Bob Perkins has managed the fund since its inception. Bob Perkins has been employed by Perkins, Wolf, McDonnell and Company since 1980 and serves as President and Director of PWM. As lead manager, Bob Perkins is responsible for the daily decisions of the fund's security selection. Thomas Perkins also serves as investment manager for the fund. He has been an investment manager since 1974. Thomas Perkins has been employed by PWM as a portfolio manager since 1998. From 1984 to 1998, Thomas Perkins was an investment manager with Alliance Capital Management.

INTERNATIONAL BLEND/
BANK OF IRELAND FUND

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

TIMESSQUARE CORE PLUS BOND FUND

TimesSquare's Fixed Income Team manages the assets of the fund.

Performance of the
Funds' Money Managers
With Other Portfolios

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2003.

The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Large Cap Growth Composite

Corresponding Fund:    Large Cap Growth/Morgan Stanley Fund

Money Manager:         Morgan Stanley Investment Management Inc.

Composite Inception:   December 21, 1984

Size of Composite
on Inception:          $31.6 million

Number of Accounts in
Composite on
December 31, 2003:     9


Size of Composite on
December 31, 2003:     $1.088 billion
---------------------------------------------------------------------

                         1 year     3 years     5 years     10 years
---------------------------------------------------------------------
Composite                 25.65%      -8.03%      -0.71%      11.63%
---------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund       24.34%      -8.54%        NA          NA
---------------------------------------------------------------------
S&P 500 Index             28.68%      -4.05%      -0.57%      11.07%
---------------------------------------------------------------------
Russell 1000 Growth
Index(2)                  29.75%      -9.36%      -5.11%       9.21%
---------------------------------------------------------------------


Large Cap Value Composite

Corresponding Fund:    Large Cap Value/John A. Levin & Co. Fund

Money Manager:         John A. Levin & Co.

Composite Inception:   September 30, 1986

Size of Composite on
Inception:             $122 million

Number of Accounts in
Composite on
December 31, 2003:     531

Size of Composite on
December 31, 2003:     $7.886 billion
---------------------------------------------------------------------


                          1 year     3 years       5 years      10 years
------------------------------------------------------------------------
Composite                  30.00%      -3.24%        4.32%        11.29%
------------------------------------------------------------------------
Large Cap Value/ John
A. Levin & Co. Fund        28.47%      -3.56%          NA           NA
------------------------------------------------------------------------
Russell 1000 Value
Index(3)                   30.03%       1.22%        3.56%        11.88%
------------------------------------------------------------------------
S&P 500 Index(1)           28.68%      -4.05%       -0.57%        11.07%
------------------------------------------------------------------------

Small Cap Value Composite

Corresponding Fund:    Small Cap Value/Perkins, Wolf,
                       McDonnell Fund

Money Manager:         Janus/Perkins, Wolf, McDonnell

Composite Inception:   January 1, 1998

Size of Composite
on Inception:          $19 million


Number of Accounts in
Composite on
December 31, 2003:     2

Size of Composite on
December 31, 2003:     $1.272 billion
---------------------------------------------------------------------

                         1 year       3 years       5 years
---------------------------------------------------------------
Composite(4)              37.44%        11.76%        15.91%
---------------------------------------------------------------
Small Cap Value/
Perkins, Wolf,
McDonnell Fund            40.53%        13.24%        NA
---------------------------------------------------------------
Russell 2000 Value
Index(5)                  46.03%        13.83%        12.28%
---------------------------------------------------------------


International Blend Composite

Corresponding Fund:    International Blend/Bank of Ireland Fund

Money Manager:         Bank of Ireland Asset Management (U.S.)
                       Limited

Composite Inception:   January 1, 1990

Size of Composite
on Inception:          $1 million

Number of Accounts in
Composite on
December 31, 2003:     6


Size of Composite on
December 31, 2003:     $1.432 billion
-------------------------------------------------------------------------

                                 1 year       3 years         5 years
-------------------------------------------------------------------------
Composite(6)                      29.56%        -5.40%          0.54%
-------------------------------------------------------------------------
International Blend/
Bank of Ireland Fund              28.56%        -5.81%          NA
-------------------------------------------------------------------------
Morgan Stanley
Capital International
Europe, Australia
and Far East Index (net)(7)       38.59%        -2.91%         -0.05%
-------------------------------------------------------------------------


All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations assume a time-weighted rate of return approach commonly used to calculate account performance. Except for the Small Cap Value Composite, all composite performance information has been provided by the money managers other than TimesSquare and has not been audited or verified by TimesSquare or the funds.

The investment results of the composites presented are not intended to predict or suggest the returns that might be experienced by the corresponding fund or an individual investor in a fund.

     (1) S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

     (2) Russell 1000(R) Growth Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

    (3) Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

    (4) The Small Cap Value Composite consists of Connecticut General Life Insurance Company Separate Account BSC and the Small Cap Value/Perkins, Wolf, McDonnell Fund. As of December 31, 2003, Separate Account BSC had assets of $1.161 billion. Insurance company contract-related expenses were not included in the calculations of the Small Cap Value Composite.


     (5) Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     (6) The composite for the period since January 1, 1998 is comprised of all U.S. dollar denominated fully discretionary international accounts managed by the money manager.


     (7) Morgan Stanley Capital International EAFE Index (net): Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.


PERFORMANCE OF THE SMALL CAP GROWTH/
TIMESSQUARE FUND'S PORTFOLIO MANAGERS,
YVETTE BOCKSTEIN AND GRANT BABYAK, WITH
OTHER PORTFOLIOS

The following table reflects past investment performance of a composite of portfolios managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Small Cap Growth/ TimesSquare Fund (the "Fund"). The composite is comprised of Connecticut General Life Insurance Company Small Cap Growth/TimesSquare Separate Account, a commingled investment account (the "Separate Account"), the Fund, and all advisory accounts managed by Ms. Bockstein and Mr. Babyak since joining TimesSquare Capital Management (the "Advisory Accounts"). The Separate Account and the Advisory Accounts have substantially similar investment objectives, policies and strategies as the Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account and the Fund while they were employed by Fiduciary Trust Company International ("Fiduciary") from commencement of operations of these portfolios through September 6, 2000. Fiduciary formerly was the investment adviser for the Separate Account, and a subsidiary of Fiduciary, Fiduciary International, Inc., formerly was the investment sub-adviser for the Fund. On September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account and the Fund. As is the case with the Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account and the Advisory Accounts, and no other person had a significant role in achieving the performance described. As of December 31, 2003, the Composite had assets of approximately $3.616 billion.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing substantially similar accounts as measured against the Russell 2000[RegTM] Growth Index and does not represent the past performance of the Fund. For the Separate Account, performance has been calculated based on the actual investment performance of the Separate Account, net of the highest fees charged to any investor in the Separate Account, brokerage commissions, transaction costs and custody fees. Insurance company contract related expenses were not included in the calculations. For the Advisory Accounts, performance has been calculated based on the actual investment performance of the Advisory Accounts, net of the highest fees charged to any investor in the Separate Account, brokerage commissions and transaction costs. Custody fees were not included in the calculations. Investors should not consider this performance data as performance of the Fund, or an indication of future performance of the Fund.

Average Annual Total Returns
Periods Ending December 31, 2003


                                1 year    3 years    5 years
--------------------------------------------------------------
Composite                        37.32%     0.51%      12.06%
--------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund                 37.53%     0.57%        NA
--------------------------------------------------------------
Russell 2000 Growth Index(1)     48.54%    -2.03%       0.86%
--------------------------------------------------------------


(1) Russell 2000(R) Growth Index: A market capitalization weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account and the Advisory Accounts are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account and the Advisory Accounts. Consequently, if the Separate Account and the Advisory Accounts had been regulated as a mutual fund under the federal securities and tax laws, the composite performance results may have been lower than what is shown above. In addition, the Fund generally experiences cash flows that are different than the Separate Account and the Advisory Accounts and this may also cause the performance of the Fund to be lower than that of the composite. While employed by Fiduciary Trust Company, Mr. Babyak and Ms. Bockstein managed other accounts having the same investment objectives and style as those of the portfolios within the composite. Performance of those other accounts may have been higher or lower than those in the composite. TimesSquare believes, however, that omission of these other accounts from the composite does not make the composite performance misleading.

The investment results of the composite presented above are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor in the Fund. TimesSquare provided this composite performance information.

Pricing of Shares

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other invest-ments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

VALUATION OF MONEY MARKET FUND
INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and
Redemption of Shares

GENERAL INFORMATION

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.


FREQUENT TRADING

Frequent short-term trading of fund shares in response to fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a fund's investments. When market timing occurs, a fund may have to sell portfolio securities to raise the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell securities, so a fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it may be hard to predict how much cash a fund will have to invest. When, in the adviser's opinion, trading of fund shares would have a disruptive effect on portfolio management, the fund may refuse purchase orders and exchanges into the fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading or other factors. The fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that these procedures will be effective in limiting the practice of market timing in all cases.


PREMIER CLASS SHARES

The premier class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

12b-1 Plan for Premier Class --
Core Plus Bond Fund

In addition, the Core Plus Bond Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the premier class of this fund to pay Prudential Retirement Brokerage Services, Inc., the fund's distributor, for services provided to premier class shareholders and to cover expenses primarily intended to result in the sale of this class of shares of the fund. The premier class of the Core Plus Bond Fund will pay Prudential Retirement Brokerage Services 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of the Core Plus Bond Fund's premier class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO PURCHASE SHARES

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

ELIGIBLE PURCHASERS

Retirement and Savings Plans
and Plan Participants

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a fund as an investment option.

Brokerage Account Purchases

All other investors except for retirement and savings plan participants must purchase shares through Prudential Retirement Brokerage Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order and immediately available funds are received by Prudential Retirement Brokerage Services, provided Prudential Retirement Brokerage Services receives the order by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by Prudential Retirement Brokerage Services. Prudential Retirement Brokerage Services reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling Prudential Retirement Brokerage Services at 1.888.244.6237.

Premier class shares are available to:


     o Separate accounts of Connecticut General Life Insurance Company or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the premier class, the employer's plans must invest over $20 million in CIGNA Funds Group or in investment vehicles managed and record-kept by affiliates of CIGNA or Prudential Financial, Inc. ("Prudential").

          Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA or Prudential managed assets by the sponsor and its plans will attain $20 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that premier class shares may be redeemed and retail class shares purchased if that level is not attained.

     o Other institutional investors investing over $1 million in the specific series of CIGNA Funds Group in which the investor wishes to invest.

     o    Subsidiaries and affiliates of CIGNA and Prudential.


In addition to the asset requirements described above, financial intermediaries or plan record keepers, including affiliates of CIGNA and Prudential, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record keepers may also require plans to pay additional charges for services provided.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the institutional or premier class (as a result of shareholder redemption, not loss in market value of fund shares), the funds may redeem the investor's shares. This redemption will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

ADDITIONAL INFORMATION

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, if in the judgment of fund management it is in the best interest of the fund, and may act on instructions believed to be genuine.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus. A fund converting to a feeder fund would notify shareholders of this change.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares.

Brokerage Account Redemptions

All other investors must redeem shares through their brokerage account with Prudential Retirement Brokerage Services. Shares will be redeemed at the net asset value next determined after Prudential Retirement Brokerage Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call Prudential Retirement Brokerage Services at 1.888.244.6237.

FURTHER REDEMPTION INFORMATION

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identifi-cation number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right, as permitted by the Securities and Exchange Commission, to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Par-ticipants' plan administrators or employers can explain how frequently exchanges are allowed.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with Prudential Retirement Brokerage Services brokerage accounts should call 1.888. 244.6237 for account information or to speak to their dealer representative.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The Money Market Fund declares dividends to shareholders of record as of 11:45 a.m. eastern time on that day. Money Market Fund purchases made after 11:45 a.m. receive the dividend on the next business day after payment has been received. The TimesSquare Core Plus Bond Fund declares and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually, generally in December. A fund may be required to make an additional distribution in a year for operational or other reasons.

All distributions will be automatically reinvested for you in shares of the fundmaking the distribution at the net asset value determined on the record date.

Tax Matters

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights tables are intended to help you understand the funds' premier class financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                                   Money Market
                                                                      Fund(1)
                                      ------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                      ------------------------------------------------------------------
                                            2003             2002           2001             2000
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                                $1.00           $1.00           $1.00           $1.00
Income from investment
  operations:
  Net investment income                       0.01            0.01            0.03            0.05
  Net realized and unrealized gain
    on securities                                -             (a)             (a)             (a)
--------------------------------------------------------------------------------------------------------
  Total from investment
    operations                                0.01            0.01            0.03            0.05
--------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                  (0.01)          (0.01)          (0.03)          (0.05)
  Distributions from capital gains               -               -               -             (a)
--------------------------------------------------------------------------------------------------------
  Total dividends and distributions         (0.01)          (0.01)          (0.03)          (0.05)
--------------------------------------------------------------------------------------------------------
  Net asset value, end of period             $1.00          $ 1.00           $1.00           $1.00
========================================================================================================
  Total Return                               0.51%(b)        1.12%           3.55%(b)        5.50%(b)(c)
  Ratios to Average Net Assets
  Gross expenses                             0.74%           0.70%           0.73%           0.72%(d)
  Fees and expenses waived or
    borne by the Adviser                     0.04%           0.00%           0.03%           0.02%(d)
  Net expenses                               0.70%           0.70%           0.70%           0.70%(d)
  Net investment income                      0.39%           1.13%           3.22%           5.69%(d)
  Net assets, end of period
    (000 omitted)                          $59,924            $183            $207           $105
--------------------------------------------------------------------------------------------------------

 1  Commenced operations on January 26, 2000.
(a) Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                            Balanced Fund
                                                           (sub-advised by
                                                      Wellington Management)(1)
                                      ------------------------------------------------------
                                               For the Year/Period Ended December 31,
                                      ------------------------------------------------------
                                        2003          2002          2001(e)         2000
--------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                           $8.39          $9.67        $10.05        $10.00
Income from investment
  operations
  Net investment income (loss)(d)        0.18           0.22(f)       0.23          0.25
  Net realized and unrealized gain
    (loss) on investments                1.42         (1.28)        (0.41)          0.09
--------------------------------------------------------------------------------------------
  Total from investment
    operations                           1.60         (1.06)        (0.18)          0.34
--------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                             (0.24)         (0.22)        (0.20)        (0.29)
--------------------------------------------------------------------------------------------
  Total dividends and distributions    (0.24)         (0.22)        (0.20)        (0.29)
--------------------------------------------------------------------------------------------
  Net asset value, end of period        $9.75          $8.39         $9.67        $10.05
============================================================================================
  Total Return(a)                      19.08%       (10.97)%       (1.78)%         3.41%(b)
  Ratios to Average Net Assets
  Gross expenses                        2.03%          1.98%         1.92%         1.96%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor       1.03%          0.98%         0.92%         0.96%(c)
  Net expenses                          1.00%          1.00%         1.00%         1.00%(c)
  Net investment income (loss)(d)       2.14%          2.40%         2.32%         2.58%(c)
  Portfolio Turnover                      50%            56%          104%           67%(b)
  Net Assets, End of Period
    (000 omitted)                      $5,569         $4,429        $4,786        $4,964
--------------------------------------------------------------------------------------------



1  Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                          Large Cap Growth/
                                                       Morgan Stanley Fund(1)
                                      ---------------------------------------------------------
                                                For the Year/Period Ended December 31,
                                      ---------------------------------------------------------
                                          2003        2002           2001            2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                            $5.36        $7.41          $8.71          $10.00
Income from investment
  operations
  Net investment income (loss)(d)         0.01          (A)         (0.01)(e)       (0.03)
  Net realized and unrealized gain
    (loss) on investments                 1.29       (2.05)         (1.29)          (1.26)
-----------------------------------------------------------------------------------------------
  Total from investment
    operations                            1.30       (2.05)         (1.30)          (1.29)
-----------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                 (A)            -              -               -
-----------------------------------------------------------------------------------------------
  Total dividends and distributions        (A)            -              -               -
-----------------------------------------------------------------------------------------------
  Net asset value, end of period         $6.66        $5.36          $7.41           $8.71
===============================================================================================
  Total Return(a)                       24.34%     (27.67)%       (14.93)%        (12.90)%(b)
  Ratios to Average Net Assets
  Gross expenses                         2.27%        2.38%          2.38%           1.99%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor        1.27%        1.38%          1.38%           0.99%(c)
  Net expenses                           1.00%        1.00%          1.00%           1.00%(c)
  Net investment income (loss)(d)        0.13%        0.01%        (0.15)%         (0.31)%(c)
  Portfolio Turnover                      131%         149%            91%             75%(b)
  Net Assets, End of Period
    (000 omitted)                       $4,708      $ 3,140         $3,984          $4,377
-----------------------------------------------------------------------------------------------



1   Commenced operations on January 20, 2000.

(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                              Large Cap Value/
                                                        John A. Levin & Co. Fund(1)
                                      --------------------------------------------------------------
                                                   For the Year/Period Ended December 31,
                                      --------------------------------------------------------------
                                            2003            2002          2001            2000
----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                               $7.40        $10.22           $10.83           $10.00
Income from investment
  operations
  Net investment income(d)                   0.08(e)       0.06             0.13(e)          0.10
  Net realized and unrealized gain
    (loss) on investments                    2.03        (2.82)           (0.61)             1.28
----------------------------------------------------------------------------------------------------
  Total from investment
    operations                               2.11        (2.76)           (0.48)             1.38
----------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                 (0.10)        (0.06)           (0.13)           (0.55)
  Distributions from net realized
    capital gains                               -             -                -                -
----------------------------------------------------------------------------------------------------
  Total dividends and distributions        (0.10)        (0.06)           (0.13)           (0.55)
----------------------------------------------------------------------------------------------------
  Net asset value, end of period            $9.41         $7.40           $10.22          $10.83
====================================================================================================
  Total Return(a)                          28.47%        26.97%          (4.39)%           13.78%(b)
  Ratios to Average Net Assets
  Gross expenses                            1.71%         1.68%            1.67%            1.75%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor           0.71%         0.68%            0.67%            0.75%(c)
  Net expenses                              1.00%         1.00%            1.00%            1.00%(c)
  Net investment income(d)                  1.04%         0.99%            0.89%            0.85%(c)
  Portfolio Turnover                          89%           44%              45%              62%(b)
  Net Assets, End of Period
    (000 omitted)                          $9,905        $5,780           $6,657           $5,842
----------------------------------------------------------------------------------------------------



1  Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                        S&P 500(R) Index
                                                             Fund(1)
                                      ------------------------------------------------------
                                               For the Year/Period Ended December 31,
                                      ------------------------------------------------------
                                         2003         2002          2001         2000
--------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                           $5.38       $7.01          $8.11          $10.00
Income from investment
  operations
  Net investment income(d)               0.07        0.08           0.08            0.15
  Net realized and unrealized gain
    (loss) on investments                1.46      (1.64)         (1.07)          (0.82)
--------------------------------------------------------------------------------------------
  Total from investment
    operations                           1.53      (1.56)         (0.99)          (0.67)
--------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                             (0.08)      (0.07)         (0.11)          (0.25)
  Distributions from net realized
    capital gains                           -           -            (A)          (0.97)
--------------------------------------------------------------------------------------------
  Total dividends and distributions    (0.08)      (0.07)         (0.11)          (1.22)
--------------------------------------------------------------------------------------------
  Net asset value, end of period        $6.83       $5.38          $7.01           $8.11
============================================================================================
  Total Return(a)                      28.48%    (22.24)%       (12.20)%         (7.64)%(b)
  Ratios to Average Net Assets
  Gross expenses                        0.63%       0.63%          0.64%           0.58%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor       0.28%       0.28%          0.29%           0.23%(c)
  Net expenses                          0.35%       0.35%          0.35%           0.35%(c)
  Net investment income(d)              1.34%       1.25%          1.59%           1.36%(c)
  Portfolio Turnover                       2%          4%             2%              9%(b)
  Net Assets, End of Period
    (000 omitted)                      $9,092      $2,561         $2,596            $846
--------------------------------------------------------------------------------------------



1   Commenced operations on January 21, 2000.

(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                               Small Cap Growth/
                                                              TimesSquare Fund(1)
                                      --------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                      --------------------------------------------------------------------
                                            2003               2002             2001           2000
----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                                $8.12              $9.97        $10.98              $10.00
Income from investment
  operations
  Net investment income (loss)(d)           (0.11)(e)          (0.09)(e)     (0.08)              (0.02)
  Net realized and unrealized gain
    (loss) on investments                     3.16             (1.76)        (0.93)               1.15
----------------------------------------------------------------------------------------------------------
  Total from investment
    operations                                3.05             (1.85)        (1.01)               1.13
----------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                  (0.12)                  -             -             (0.10)
  Distributions from net realized
    capital gains                           (0.03)                  -             -                  -
  Distributions from capital                     -                  -             -             (0.05)
----------------------------------------------------------------------------------------------------------
  Total dividends and distributions         (0.15)                  -             -             (0.15)
----------------------------------------------------------------------------------------------------------
  Net asset value, end of period            $11.02              $8.12         $9.97             $10.98
==========================================================================================================
  Total Return(a)                           37.53%           (18.56)%       (9.20)%             11.26%(b)
  Ratios to Average Net Assets
  Gross expenses                             1.32%              1.65%         1.95%              2.01%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor            0.07%              0.40%         0.70%              0.76%(c)
  Net expenses                               1.25%              1.25%         1.25%              1.25%(c)
  Net investment income (loss)(d)          (1.06)%            (1.06)%       (0.87)%            (0.32)%(c)
  Portfolio Turnover                           61%                57%          160%               140%(b)
  Net Assets, End of Period
    (000 omitted)                          $67,375             $5,482        $6,370             $6,640
----------------------------------------------------------------------------------------------------------



1   Commenced operations on January 21, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                                  Small Cap Value/
                                                          Perkins, Wolf, McDonnell Fund(1)
                                      -------------------------------------------------------------------------
                                                       For the Year/Period Ended December 31,
                                      -------------------------------------------------------------------------
                                            2003               2002               2001               2000
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                               $10.19             $12.12             $11.37             $10.00
Income from investment
  operations
  Net investment income (loss)(d)             0.06(e)            0.05(e)            0.10(e)            0.32
  Net realized and unrealized gain
    (loss) on investments                     4.07             (1.86)               2.37               2.59
---------------------------------------------------------------------------------------------------------------
  Total from investment
    operations                                4.13             (1.81)               2.47               2.91
---------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                  (0.25)             (0.01)             (1.34)             (1.54)
  Distributions from net realized
    capital gains                                -             (0.11)             (0.38)                  -
  Distributions from capital                     -                  -                  -                  -
---------------------------------------------------------------------------------------------------------------
  Total dividends and distributions         (0.25)             (0.12)             (1.72)             (1.54)
---------------------------------------------------------------------------------------------------------------
  Net asset value, end of period            $14.07             $10.19             $12.12             $11.37
===============================================================================================================
  Total Return(a)                           40.53%           (14.97)%             21.53%             28.96%(b)
  Ratios to Average Net Assets
  Gross expenses                             1.45%              1.74%              1.90%              2.18%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor            0.20%              0.49%              0.65%              0.93%(c)
  Net expenses                               1.25%              1.25%              1.25%              1.25%(c)
  Net investment income (loss)(d)            0.54%              0.47%              0.82%              1.49%(c)
  Portfolio Turnover                           58%                42%                59%               102%(b)
  Net Assets, End of Period
    (000 omitted)                          $33,318            $10,934             $8,125             $6,178
---------------------------------------------------------------------------------------------------------------



1   Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                        International Blend/
                                                       Bank of Ireland Fund(1)
                                      -------------------------------------------------------
                                               For the Year/Period Ended December 31,
                                      -------------------------------------------------------
                                         2003         2002          2001          2000
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                           $6.00        $7.45         $9.39           $10.00
Income from investment
  operations
  Net investment income(d)               0.09         0.06          0.05              0.04
  Net realized and unrealized gain
    (loss) on investments                1.62       (1.46)        (1.93)            (0.45)
---------------------------------------------------------------------------------------------
  Total from investment
    operations                           1.71       (1.40)        (1.88)            (0.41)
---------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                             (0.09)       (0.05)        (0.06)            (0.11)
  Distributions from net realized
    capital gains                           -            -             -                 -
  Distributions from capital                -            -             -            (0.09)
---------------------------------------------------------------------------------------------
  Total dividends and distributions    (0.09)       (0.05)        (0.06)            (0.20)
---------------------------------------------------------------------------------------------
  Net asset value, end of period        $7.62        $6.00         $7.45             $9.39
=============================================================================================
  Total Return(a)                      28.56%     (18.76)%      (19.98)%           (4.09)%(b)
  Ratios to Average Net Assets
  Gross expenses                        3.36%        3.44%         2.80%             2.84%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor       2.11%        2.19%         1.55%             1.59%(c)
  Net expenses                          1.25%        1.25%         1.25%             1.25%(c)
  Net investment income(d)              1.35%        0.95%         0.65%             0.49%(c)
  Portfolio Turnover                      18%          29%           12%               27%(b)
  Net Assets, End of Period
    (000 omitted)                      $5,317       $4,059        $4,739            $5,001
---------------------------------------------------------------------------------------------



1   Commenced operations on January 24, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                                    TimesSquare/
                                                               Core Plus Bond Fund(1)
                                      ------------------------------------------------------------------------
                                                       For the Year/Period Ended December 31,
                                      ------------------------------------------------------------------------
                                             2003               2002             2001(e)             2000
--------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value, beginning
    of period                               $10.16             $9.95             $10.28              $10.00
Income from investment
  operations
  Net investment income(d)                    0.39(f)           0.43(f)            0.50(f)             0.57
  Net realized and unrealized gain
    (loss) on investments                     0.34              0.38               0.34                0.40
--------------------------------------------------------------------------------------------------------------
  Total from investment
    operations                                0.73              0.81               0.84                0.97
--------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment
    income                                  (0.59)            (0.59)             (1.10)              (0.68)
  Distributions from net realized
    capital gains                                -            (0.01)             (0.07)              (0.01)
  Distributions from capital                     -                 -                  -                   -
--------------------------------------------------------------------------------------------------------------
  Total dividends and distributions         (0.59)            (0.60)             (1.17)              (0.69)
--------------------------------------------------------------------------------------------------------------
  Net asset value, end of period            $10.30            $10.16              $9.95              $10.28
==============================================================================================================
  Total Return(a)                            7.31%             8.44%              8.36%               9.92%(b)
  Ratios to Average Net Assets
  Gross expenses                             1.35%             1.20%              1.20%               1.23%(c)
  Fees and expenses waived or borne
    by the Adviser or Distributor            0.50%             0.35%              0.35%               0.38%(c)
  Net expenses                               0.85%             0.85%              0.85%               0.85%(c)
  Net investment income(d)                   4.04%             4.41%              5.15%               6.34%(c)
  Portfolio Turnover                          194%              396%               351%                310%(b)
  Net Assets, End of Period
    (000 omitted)                           $2,515            $1,186               $462                $128
--------------------------------------------------------------------------------------------------------------



1   Commenced operations on January 21, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

--------------------------------------------------------------------------------
      For More Information
--------------------------------------------------------------------------------

For investors who want more information about the funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:


            Prudential Retirement Brokerage Services, Inc.
            P.O. Box 150476
            Hartford, CT 06115-0476
            Telephone: 1.888.244.6237


Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA FUNDS GROUP

Premier Class

            (The Fund Investment Company Act File No. is 811-1646.)





                                                                          577418

                   Supplement to Prospectus dated May 1, 2004

The following changes apply to the Small Cap Value/Perkins, Wolf, McDonnell
Fund:

1. On page 35, the statement that the fund will typically be comprised of 55 to 66 holdings is changed to say that the fund will typically be comprised of up to 80 holdings.

2.   The following is added to the end of the first paragraph on page 35:
          Generally, the fund will sell a security if the issuer reaches $3 billion in market capitalization.

--------------------------------------------------------------------------------
CIGNA Funds Group
--------------------------------------------------------------------------------


                                                                    Retail Class

--------------------------------------------------------------------------------
                                                               Money Market Fund
--------------------------------------------------------------------------------
                                                                   Balanced Fund
                                          (sub-advised by Wellington Management)
--------------------------------------------------------------------------------
                                            Large Cap Growth/Morgan Stanley Fund
--------------------------------------------------------------------------------
                                        Large Cap Value/John A. Levin & Co. Fund
--------------------------------------------------------------------------------
                                                           S&P 500(R) Index Fund
--------------------------------------------------------------------------------
                                               Small Cap Growth/TimesSquare Fund
--------------------------------------------------------------------------------
                                   Small Cap Value/Perkins, Wolf, McDonnell Fund
--------------------------------------------------------------------------------
                                        International Blend/Bank of Ireland Fund
--------------------------------------------------------------------------------
                                                 TimesSquare Core Plus Bond Fund
--------------------------------------------------------------------------------








                                                                      Prospectus
                                                                     May 1, 2004
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

The funds offered by this prospectus are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the retail class of each fund.

TABLE OF CONTENTS

Fund Summary................................................................1

Bar Charts and Performance Tables..........................................14

Fees and Expenses of the Funds.............................................24

Investment Information.....................................................26

Other Investment Information: Common Policies..............................39

Management of the Funds....................................................41

Performance of the Funds' Money Managers
With Other Portfolios......................................................46

Pricing of Shares..........................................................52

Purchase and Redemption of Shares..........................................53

Tax Matters................................................................58

Financial Highlights.......................................................59

For More Information...............................................back cover

Fund Summary

Money Market Fund

INVESTMENT OBJECTIVE

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Balanced Fund (sub-advised by
Wellington Management)

INVESTMENT OBJECTIVE

Seeks a high total return through capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and fixed income securities.

Normally, 60% of fund assets will be invested in equities and 40% of fund assets will be invested in fixed income securities. The money manager has discretion to increase or decrease the weighting in equities and fixed income securities by 10% such that equities could range from 50% to 70% of fund assets and fixed income from 30% to 50% of fund assets. Changes between the two asset classes will be made gradually based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

In selecting equities for the fund, the money manager generally chooses financially sound, but temporarily out-of-favor companies that may provide above average return potential. The fund's value investment approach is based on fundamental analysis of companies with large market capitalization and estimated below average price to earnings ratios.

Domestic fixed income securities the fund will invest in include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage backed securities.

The fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

The fund considers selling securities of issuers that no longer meet the money manager's criteria.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. Over interim periods, returns from a value based investing style may deviate from general equity market averages.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

Since the money manager has discretion to allocate the amounts of equity and fixed income securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

In the long run, a balanced fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Large Cap Growth/
Morgan Stanley Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in growth-oriented equity securities of large cap U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Normally, the fund will invest at least 80% of its assets in equity securities of large cap companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $10 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to exhibit strong earnings and free cash flow growth.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The money manager studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund generally considers selling securities of issuers that no longer meet the money manager's investment criteria.

The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors of the overall stock market. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Large Cap Value/
John A. Levin & Co. Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of established, large cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of large cap U.S. companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $5 billion or more.

The fund generally purchases stocks when the money manager deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. The money manager focuses on identifying common stocks whose market price is below what it believes is their present or future value. Often, at the time of purchase, the stocks are out of favor with the investment community.

The money manager follows a "bottom up" research approach, and selects companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development; or a security offering attractive prospects for long-term returns and the protection of yield.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

S&P 500(R) Index Fund

INVESTMENT OBJECTIVE

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.

PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Small Cap Growth/
TimesSquare Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the common and preferred stocks of small cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies. The money manager, TimesSquare Capital Management, generally considers a company to be a "small cap" company if it has a market capitalization, at time of purchase, of between $50 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

The money manager:

     o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership.

     o Looks for stocks that have the potential for price appreciation of 25% to 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

     o Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Small Cap Value/
Perkins, Wolf, McDonnell Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of small U.S. companies whose stock prices are believed to be undervalued. Normally, the fund will invest at least 80% of its assets in equity securities of small cap U.S. companies. The money manager generally considers a company to be a "small cap" company if it has a market capitalization, at time of initial purchase, less than the 12-month average of the maximum market capitalization for companies in the Russell 2000 Index. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Russell 2000 Index is updated monthly.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund generally looks for companies with:

     o A low price relative to their assets, earnings, cash flow or business franchise;

     o    Products and services that give them a competitive advantage; and

     o Quality balance sheets and strong management. In determining the strength of a company's balance sheet, the money manager will consider factors such as debt to equity ratios and the nature and quality of a company's assets.


     o The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as investing in a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

International Blend/
Bank of Ireland Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks of well-established companies located outside the U.S. The fund considers a company to be located outside the U.S. if:

     o    It is organized under the laws of another country;

     o The principal trading market for the company's securities is in another country; or

     o The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest at least 90% of its assets in companies with market capitalizations, at time of purchase, over $1 billion which are located outside the U.S. The fund emphasizes companies with substantial size and liquidity, strong balance sheets, proven management and diversified earnings operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers.

The money manager focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries.

The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

TimesSquare Core Plus Bond Fund

INVESTMENT OBJECTIVE

Seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in fixed income securities. Normally, the fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign governments and companies and derivative instruments with simi-lar economic characteristics. For purposes of this policy, Money Market Fund shares will be considered fixed income securities.

Normally, the fund will invest at least 75% of its total assets in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare Capital Management to be of comparable quality.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund may use interest rate swaps and total return swaps to achieve exposure to the high-yield market.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2004, the duration of the index was 4.33 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

PRINCIPAL RISKS OF INVESTING
IN THE FUND


This fund's principal risk factor is market risk. Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.


The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Bar Charts and Performance Tables

The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the funds' average annual returns for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The tables present returns for the funds both before and after taxes. The after-tax returns are shown in two ways:

(1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and

(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale).

Please note that your actual after-tax returns will depend upon your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

A fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

                               Money Market Fund
                              Annual Total Return

[The following information was represented in the printed material as a bar chart.]


2000    5.60%
2001    3.29%
2002    0.87%
2003    0.26%

Best Quarter       9/30/2000         1.44%
Worst Quarter     12/31/2003         0.03%

Money Market Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations April 29, 1999)

                                 PAST YEAR     LIFE OF FUND
-----------------------------------------------------------
Money Market Fund                   0.26%          2.76%
-----------------------------------------------------------
3-Month U.S. Treasury Bills         1.07%          3.42%
-----------------------------------------------------------

The Money Market Fund's seven-day annualized yield as of December 31, 2003 was 0.13%.

[The following information was represented in the printed material as a bar chart.]

                                 Balanced Fund
                    (sub-advised by Wellington Management)*
                              Annual Total Return


2001     -2.14%
2002    -11.17%
2003     18.79%

Best Quarter      6/30/2003       11.03%
Worst Quarter     9/30/2002      -10.87%

Balanced Fund (sub-advised by
Wellington Management)*
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)
* Wellington Management began managing the fund on October 1, 2001.

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            18.79%         1.64%
Return After Taxes on Distributions            18.15%         0.80%
Return After Taxes on Distributions and
Sale of Fund Shares                            12.49%         0.90%
------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees,
expenses or taxes)                             28.68%        -4.96%
------------------------------------------------------------------------
60% Russell 1000 Value Index and 40%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses
or taxes)                                      19.23%         5.66%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                      Large Cap Growth/Morgan Stanley Fund
                              Annual Total Return


2001    -15.19%
2002    -27.82%
2003     24.06%

Best Quarter      12/31/2001        12.69%
Worst Quarter      3/31/2001       -22.06%

Large Cap Growth/Morgan Stanley Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            24.06%         -10.00%
Return After Taxes on Distributions            24.06%         -10.00%
Return After Taxes on Distributions and
Sale of Fund Shares                            15.64%          -8.28%
------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses
or taxes)                                      28.68%          -4.96%
------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses
or taxes)                                      29.75%         -13.08%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                    Large Cap Value/John A. Levin & Co. Fund
                              Annual Total Return


2001     -4.61%
2002    -27.17%
2003     28.09%

Best Quarter      6/30/2003       18.84%
Worst Quarter     9/30/2002      -19.93%

Large Cap Value/John A. Levin & Co. Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            28.09%          0.26%
Return After Taxes on Distributions            27.95%         -0.43%
Return After Taxes on Distributions and
Sale of Fund Shares                            18.45%         -0.18%
------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses
or taxes)                                      28.68%         -4.96%
------------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deduction for fees, expenses
or taxes)                                      30.03%          3.20%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                             S&P 500(R) Index Fund
                              Annual Total Return


2001    -12.41%
2002    -22.59%
2003     27.97%

Best Quarter      6/30/2003       15.06%
Worst Quarter     9/30/2002      -17.36%

S&P 500(R) Index Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 21, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            27.97%         -5.54%
Return After Taxes on Distributions            27.78%         -6.52%
Return After Taxes on Distributions and
Sale of Fund Shares                            18.42%         -4.97%
------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses
or taxes)                                      28.68%         -4.96%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                       Small Cap Growth/TimesSquare Fund
                              Annual Total Return


2001     -9.40%
2002    -18.73%
2003     37.02%

Best Quarter      12/31/2001        20.66%
Worst Quarter      3/31/2001       -20.07%

Small Cap Growth/TimesSquare Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 21, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            37.02%         2.91%
Return After Taxes on Distributions            36.60%         2.71%
Return After Taxes on Distributions and
Sale of Fund Shares                            24.15%         2.37%
------------------------------------------------------------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses
or taxes)                                      48.54%        -9.11%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                 Small Cap Value/Perkins, Wolf, McDonnell Fund
                              Annual Total Return


2001     21.28%
2002    -15.18%
2003     40.07%

Best Quarter      12/31/2001        25.26%
Worst Quarter      9/30/2002       -23.95%

Small Cap Value/Perkins, Wolf, McDonnell Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            40.07%        16.95%
Return After Taxes on Distributions            39.51%        14.11%
Return After Taxes on Distributions and
Sale of Fund Shares                            26.26%        12.96%
------------------------------------------------------------------------
Russell 2000 Value Index
(reflects no deduction for fees, expenses
or taxes)                                      46.03%        15.81%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                    International Blend/Bank of Ireland Fund
                              Annual Total Return


2001    -20.29%
2002    -19.23%
2003     28.22%

Best Quarter      6/30/2003       20.04%
Worst Quarter     9/30/2002      -20.78%

International Blend/Bank of Ireland Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 24, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                            28.22%         -5.83%
Return After Taxes on Distributions            28.02%         -6.18%
Return After Taxes on Distributions and
Sale of Fund Shares                            18.06%         -5.08%
------------------------------------------------------------------------
Morgan Stanley Capital International
EAFE Index
(reflects no deduction for fees, expenses
or taxes)                                      38.59%         -4.85%
------------------------------------------------------------------------

[The following information was represented in the printed material as a bar chart.]

                        TimesSquare Core Plus Bond Fund
                              Annual Total Return


2001      8.20%
2002      8.38%
2003      7.20%

Best Quarter      9/30/2002         4.21%
Worst Quarter     3/31/2002        -0.62%

TimesSquare Core Plus Bond Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 21, 2000)

                                              PAST YEAR     LIFE OF FUND
------------------------------------------------------------------------
Return Before Taxes                              7.20%          8.52%
Return After Taxes on Distributions              5.16%          5.50%
Return After Taxes on Distributions and
Sale of Fund Shares                              4.58%          5.37%
------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses
or taxes)                                        4.10%          8.89%
------------------------------------------------------------------------

Fees and Expenses
of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder Fees (All Funds)

(fees paid directly from your investment)

  Maximum sales charge (load) imposed on purchases ......... None

  Maximum deferred sales charge (load) ..................... None

  Redemption fee ........................................... None

  Exchange fee ............................................. None


                                                   Large
                                      Balanced      Cap     Large Cap
                                     Fund (sub-   Growth/    Value/
                           Money     advised by    Morgan    John A.
                          Market     Wellington   Stanley    Levin &
                           Fund     Management)     Fund    Co. Fund
---------------------------------------------------------------------
Management Fees             0.35%       0.75%       0.80%      0.75%
---------------------------------------------------------------------
Distribution & Service
(12b-1) Fees                0.25%       0.25%       0.25%      0.25%
---------------------------------------------------------------------
Other Expenses              0.37%       1.28%       1.47%      0.95%
---------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses          0.97%       2.28%       2.52%      1.95%
---------------------------------------------------------------------
Waiver of
Fund Expenses(1)           -0.02%      -1.03%      -1.27%     -0.70%
---------------------------------------------------------------------
Total Actual Fund
Operating Expenses          0.95%       1.25%       1.25%      1.25%
---------------------------------------------------------------------



                                                    Small Cap
                                                      Value/
                                       Small Cap     Perkins,   International   TimesSquare
                         S&P500(R)      Growth       Wolf,       Blend/Bank     Core Plus
                          Index       TimesSquare   McDonnell     of Ireland       Bond
                           Fund           Fund         Fund          Fund          Fund
-------------------------------------------------------------------------------------------
Management Fees            0.25%          1.00%        1.00%         1.00%          0.60%
-------------------------------------------------------------------------------------------
Distribution &
Service
(12b-1) Fees               0.25%          0.25%        0.25%         0.25%          0.25%
-------------------------------------------------------------------------------------------
Other Expenses             0.38%          0.32%        0.45%         2.36%          0.60%
-------------------------------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses         0.88%          1.57%        1.70%         3.61%          1.45%
-------------------------------------------------------------------------------------------
Waiver of
Fund Expenses(1)          -0.28%         -0.07%       -0.20%        -2.11%         -0.50%
-------------------------------------------------------------------------------------------
Total Actual Fund
Operating Expenses         0.60%          1.50%        1.50%         1.50%          0.95%
-------------------------------------------------------------------------------------------

(1) TimesSquare has contractually agreed to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

   Money Market Fund                                            0.95%
   Balanced Fund (sub-advised by Wellington Management)         1.25%
   Large Cap Growth/Morgan Stanley Fund                         1.25%
   Large Cap Value/John A. Levin & Co. Fund                     1.25%
   S&P 500(R) Index Fund                                        0.60%
   Small Cap Growth/TimesSquare Fund                            1.50%
   Small Cap Value/Perkins, Wolf, McDonnell Fund                1.50%
   International Blend/Bank of Ireland Fund                     1.50%
   TimesSquare Core Plus Bond Fund                              0.95%

TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does.


Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

EXAMPLE

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

     o    You invest $10,000 in the fund for the time periods indicated;

     o    Your investment has a 5% return each year; and

     o The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year   3 years   5 years   10 years
-------------------------------------------------------------------
Money Market Fund             $ 99   $  309    $  536    $1,190
-------------------------------------------------------------------
Balanced Fund (sub-
advised by Wellington
Management)                   $231   $  712    $1,220    $2,615
-------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund           $255   $  785    $1,340    $2,856
-------------------------------------------------------------------
Large Cap Value/John
A. Levin & Co. Fund           $198   $  612    $1,052    $2,275
-------------------------------------------------------------------
S&P 500(R) Index Fund         $ 90   $  281    $  488    $1,084
-------------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund              $160   $  496    $  855    $1,867
-------------------------------------------------------------------
Small Cap Value/
Perkins, Wolf,
McDonnell Fund                $173   $  536    $  923    $2,009
-------------------------------------------------------------------
International Blend/
Bank of Ireland Fund          $364   $1,106    $1,869    $3,871
-------------------------------------------------------------------
TimesSquare Core Plus
Bond Fund                     $149   $  462    $  797    $1,746
-------------------------------------------------------------------


Investment Information

Objectives, Strategies
and Related Risks

Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks.

The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries, which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services

(or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders. The fund will notify shareholders of any material changes.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, investments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the principal risks discussed in the Fund Summary, the fund is subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

     o Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

     o Credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

Balanced Fund (sub-advised by Wellington Management)

The fund's objective is to seek a high total return through capital appreciation and current income.

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest in:

     o equity securities which are traded on a domestic securities exchange or on the over-the-counter market, although the fund may also invest in securities traded on foreign stock exchanges

     o    investment grade corporate debt obligations

     o    obligations of the U.S. Government and its agencies

     o    asset backed and mortgage backed securities

     o up to 15% of fund assets may be invested in foreign equity securities including American and Global Depositary Receipts and US dollar denominated investment grade debt securities issued by foreign governments and corporations.

With respect to the fund's investments in value style equities, the fund focuses on large capitalization, highly liquid, seasoned companies. The fund may also purchase the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic fixed income securities the fund will acquire will be obligations of the U.S. government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having comparable investment characteristics to those in the top four ratings. The fund may also invest in asset backed and mortgage backed securities.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:


     o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from value stocks and fixed income securities in which the fund invests will trail returns from other asset classes or the overall stock market.

     o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Large Cap Growth/
Morgan Stanley Fund

The fund's objective is to seek long-term capital appreciation.

The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. This percentage limitation does not apply to securities of foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks.

As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.

Large Cap Value/
John A. Levin & Co. Fund

The fund's objective is to seek long-term capital appreciation.

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. The fund may also invest in securities that are convertible to common stocks.

The fund normally invests:

     o 80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

     o    Up to 15% of assets in cash and cash equivalents.

     o Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities.

Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts.

Generally, the fund does not invest more than 5% of total assets in any single investment.

In addition to the additional risks discussed in the Fund Summary, the fund is also subject to the following risks:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

     o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.

S&P 500(R) Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P 500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by TimesSquare, record or beneficial owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.

Small Cap Growth/
TimesSquare Fund

The fund's objective is to seek long-term capital appreciation.

TimesSquare Capital Management, Inc.:

     o Evaluates all sectors of the stock market to find companies that meet the fund's investment criteria.

     o May also invest in American Depositary Receipts listed and traded on a registered U.S. stock exchange.

     o Normally, may invest up to 10% of fund assets in cash and cash equivalents.

In addition to the principal risks discussed in Fund Summary, the fund is also subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

Small Cap Value/
Perkins, Wolf, McDonnell Fund

The fund's objective is to seek long-term capital appreciation.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation.

The fund invests primarily in the common stock of small cap companies. Permitted investments also include preferred and convertible securities and American Depositary Receipts and stock of foreign issuers listed and traded on registered U.S. stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents.


In addition to the principal risks discussed in the Fund Summary, the fund is also subject to:

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.

International Blend/
Bank of Ireland Fund

The fund's objective is to seek long-term capital appreciation.

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated. The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

     o Investments in securities of companies located outside the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

     o Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging markets countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability issuers in emerging markets countries may be more precarious than in other countries. There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

     o Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

TimesSquare Core Plus Bond Fund

The fund's objective is to seek a high level of total return.

STRATEGY/PHILOSOPHY

TimesSquare's fixed income investment philosophy is based on the belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures and forward contracts and swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.

DECISION-MAKING PROCESS

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the principal risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:


     o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


     o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

     o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

     o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

     o Counterparty risk, which is the risk that the counterparty to a swap or other contract will default on its obligations.

     o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.


Other Investment
Information

Common Policies Applicable
to All Funds

DERIVATIVE STRATEGIES

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency, or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the S&P 500[RegTM] Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

TEMPORARY, DEFENSIVE POSITIONS

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash and short- and medium-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500[RegTM] Index Fund will take temporary defensive positions only in extraordinary circumstances.

SHORT-TERM INVESTMENTS

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restric-tions identified as fundamental in the Statement of Additional Information without shareholder approval.

Some of the funds have adopted policies to invest at least 80% of their assets in equity securities of companies considered "small cap" or "large cap". The money managers of these funds may adjust their definition of "small cap" and "large cap" annually based on their assessment of the capitalization range of companies which possess the fundamental characteristics of small cap or large cap companies, as the case may be.

Management of the Funds


The investment adviser to the funds is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The Funds will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the Funds to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.


TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the TimesSquare Core Plus Bond Fund, the Small Cap Growth/TimesSquare Fund and the S&P 500[RegTM] Index Fund.

The Balanced Fund and the Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

As full compensation for the investment management services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

Fund                                              Advisory Fee Rate
--------------------------------------------------------------------
Money Market Fund                                         0.35%
--------------------------------------------------------------------
Balanced Fund (sub-advised by
Wellington Management)                                    0.75%
--------------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund                      0.80%
--------------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund                  0.75%
--------------------------------------------------------------------
S&P 500(R) Index Fund                                     0.25%
--------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                         1.00%
--------------------------------------------------------------------
Small Cap Value/Perkins, Wolf, McDonnell Fund             1.00%
--------------------------------------------------------------------
International Blend/Bank of Ireland Fund                  1.00%
--------------------------------------------------------------------
TimesSquare Core Plus Bond Fund                           0.60%
--------------------------------------------------------------------

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:

BALANCED FUND (SUB-ADVISED BY
WELLINGTON MANAGEMENT)

Wellington Management Company, LLP ("Wellington Management") has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

LARGE CAP GROWTH/
MORGAN STANLEY FUND

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.

LARGE CAP VALUE/
JOHN A. LEVIN & CO., FUND

John A. Levin & Co., One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982.

SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND


Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as investment adviser and sub-adviser for mutual funds and provides advisory services for institutional accounts. Janus has in turn hired Perkins, Wolf, McDonnell and Company, LLC ("PWM"), 310 S. Michigan Ave., Suite 2600, Chicago, Illinois, 60604 to manage the investment operations of the fund.


INTERNATIONAL BLEND/
BANK OF IRELAND FUND

Bank of Ireland Asset Management (U.S.) Limited ("BIAM U.S."), 75 Holly Hill Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM U.S. serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966.

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

None of the funds offered by this prospectus are clones or replicas of any other funds managed by any of the money managers.

Portfolio Managers

These are the individuals (or teams) primarily responsible for management of the funds.

BALANCED FUND (SUB-ADVISED BY
WELLINGTON MANAGEMENT)


John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, coordinates the overall management of the fund and manages the equity component of the fund. Mr. Ryan has been an investment professional with Wellington Management since 1981. He holds a B.S. from Lehigh University and a M.B.A. from University of Virginia's Darden Graduate School of Business.

Thomas L. Pappas, CFA, Senior Vice President and Partner of Wellington Management, manages the fixed income portion of the fund. Mr. Pappas is also the chairman of the firm's Core Bond Group and a member of the Mortgage Strategy and the Global Balanced Strategy Groups. An investment professional with Wellington Management since 1987, Mr. Pappas received his B.A. from Tufts University and M.S. from MIT's Sloan School of Management.


LARGE CAP GROWTH/
MORGAN STANLEY FUND


Morgan Stanley Investment Management's Large Cap Growth Team manages the fund's assets. Current members of the team include William Auslander, Managing Director and Jeffrey Alvino, Managing Director.


LARGE CAP VALUE/
JOHN A. LEVIN & CO. FUND

PHILIP W. FRIEDMAN, JOHN (JACK) W. MURPHY, AND JOHN A. LEVIN. Messrs. Friedman and Murphy are Senior Portfolio Managers at Levin. Mr. Levin is Chairman and Chief Executive Officer of John A. Levin & Co., Inc. Before joining John A. Levin & Co. in 2002, Mr. Friedman was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002) and director of North American Equity Research for Morgan Stanley (1995-1997). He earned a BA from Rutgers College and an MBA from Northwestern University. Mr. Murphy has been with Levin since 1995. Previously, he was an analyst at Prudential Securities and worked at Bain

& Co., a management consulting firm. He received a B.S. from Bryant College and a M.B.A. from Northeastern University. Mr. Levin founded the firm in 1982 and has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University.

SMALL CAP GROWTH/
TIMESSQUARE FUND

GRANT R. BABYAK AND YVETTE C. BOCKSTEIN. Mr. Babyak and Ms. Bockstein joined TimesSquare in 2000 as Managing Directors. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. Mr. Babyak joined Fiduciary in 1996 and Ms. Bockstein joined Fiduciary in 1978. Before joining Fiduciary, Mr. Babyak was a portfolio manager with Avatar Investor Associates. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University--Stern School of Business. Ms. Bockstein is responsible for managing institutional portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.

SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND

ROBERT H. PERKINS AND THOMAS M. PERKINS. Bob Perkins has managed the fund since its inception. Bob Perkins has been employed by Perkins, Wolf, McDonnell and Company since 1980 and serves as President and Director of PWM. As lead manager, Bob Perkins is responsible for the daily decisions of the fund's security selection. Thomas Perkins also serves as investment manager for the fund. He has been an investment manager since 1974. Thomas Perkins has been employed by PWM as a portfolio manager since 1998. From 1984 to 1998, Thomas Perkins was an investment manager with Alliance Capital Management.

INTERNATIONAL BLEND/
BANK OF IRELAND FUND

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

TIMESSQUARE CORE PLUS BOND FUND

TimesSquare's Fixed Income Team manages the assets of the fund.


Performance of the
Funds' Money Managers
With Other Portfolios

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2003.

The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Large Cap Growth Composite

Corresponding Fund:    Large Cap Growth/Morgan Stanley Fund

Money Manager:         Morgan Stanley Investment Management Inc.

Composite Inception:   December 21, 1984

Size of Composite
on Inception:          $31.6 million

Number of Accounts
in Composite on
December 31, 2003:     9


Size of Composite on
December 31, 2003:     $1.088 billion
-----------------------------------------------------------------

                         1 year     3 years     5 years     10 years
---------------------------------------------------------------------
Composite                 25.65%      -8.03%      -0.71%      11.63%
---------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund       24.06%      -8.76%        NA          NA
---------------------------------------------------------------------
S&P 500 Index             28.68%      -4.05%      -0.57%      11.07%
---------------------------------------------------------------------
Russell 1000 Growth
Index(2)                  29.75%      -9.36%      -5.11%       9.21%
---------------------------------------------------------------------


Large Cap Value Composite

Corresponding Fund:    Large Cap Value/John A. Levin & Co. Fund

Money Manager:         John A. Levin & Co.

Composite Inception:   September 30, 1986

Size of Composite
on Inception:          $122 million

Number of Accounts
in Composite on
December 31, 2003:     531

Size of Composite on
December 31, 2003:     $7.886 billion
---------------------------------------------------------------


                          1 year     3 years       5 years      10 years
-------------------------------------------------------------------------
Composite                  30.00%      -3.24%        4.32%        11.29%
-------------------------------------------------------------------------
Large Cap Value/ John
A. Levin & Co. Fund        28.09%      -3.82%        NA           NA
-------------------------------------------------------------------------
Russell 1000 Value
Index(3)                   30.03%       1.22%        3.56%        11.88%
-------------------------------------------------------------------------
S&P 500 Index(1)           28.68%      -4.05%       -0.57%        11.07%
-------------------------------------------------------------------------

Small Cap Value Composite

Corresponding Fund:    Small Cap Value/Perkins, Wolf,
                       McDonnell Fund

Money Manager:         Janus/Perkins, Wolf, McDonnell

Composite Inception:   January 1, 1998

Size of Composite
on Inception:          $19 million


Number of Accounts
in Composite on
December 31, 2003:     2

Size of Composite on
December 31, 2003:     $1.272 billion
------------------------------------------------------

                         1 year       3 years       5 years
-------------------------------------------------------------
Composite(4)              37.44%        11.76%        15.91%
-------------------------------------------------------------
Small Cap Value/
Perkins, Wolf,
McDonnell Fund            40.07%        12.98%        NA
-------------------------------------------------------------
Russell 2000 Value
Index(5)                  46.03%        13.83%        12.28%
-------------------------------------------------------------


International Blend Composite

Corresponding Fund:    International Blend/Bank of Ireland Fund

Money Manager:         Bank of Ireland Asset Management (U.S.)
                       Limited

Composite Inception:   January 1, 1990

Size of Composite
on Inception:          $1 million

Number of Accounts
in Composite on
December 31, 2003:     6

Size of Composite on
December 31, 2003:     $1.432 billion
--------------------------------------------------------------


                            1 year       3 years         5 years
--------------------------------------------------------------------
Composite(6)                 29.56%        -5.40%          0.54%
--------------------------------------------------------------------
International Blend/
Bank of Ireland Fund         28.22%        -6.19%          NA
--------------------------------------------------------------------
Morgan Stanley
Capital International
Europe, Australia
and Far East Index
(net)(7)                     38.59%        -2.91%         -0.05%
--------------------------------------------------------------------

All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations assume a time-weighted rate of return approach commonly used to calculate account performance. Except for the Small Cap Value Composite, all composite performance information has been provided by the money managers other than TimesSquare and has not been audited or verified by TimesSquare or the funds.

The investment results of the composites presented are not intended to predict or suggest the returns that might be experienced by the corresponding fund or an individual investor in a fund.

     (1) S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

     (2) Russell 1000(R) Growth Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell

          1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

     (3) Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


     (4) The Small Cap Value Composite consists of Connecticut General Life Insurance Company Separate Account BSC and the Small Cap Value/Perkins, Wolf, McDonnell Fund. As of December 31, 2003, Separate Account BSC had assets of $1.161 billion. Insurance company contract-related expenses were not included in the calculations of the Small Cap Value Composite.


     (5) Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     (6) The composite for the period since January 1, 1998 is comprised of all U.S. dollar denominated fully discretionary international accounts managed by the money manager.


     (7) Morgan Stanley Capital International EAFE Index (net): Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.



PERFORMANCE OF THE SMALL CAP GROWTH/
TIMESSQUARE FUND'S PORTFOLIO MANAGERS,
YVETTE BOCKSTEIN AND GRANT BABYAK, WITH
OTHER PORTFOLIOS

The following table reflects past investment performance of a composite of portfolios managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Small Cap Growth/ TimesSquare Fund (the "Fund"). The composite is comprised of Connecticut General Life Insurance Company Small Cap Growth/TimesSquare Separate Account, a commingled investment account, (the "Separate Account") the Fund, and all advisory accounts managed by Ms. Bockstein and Mr. Babyak since joining TimesSquare Capital Management (the "Advisory Accounts"). The Separate Account and the Advisory Accounts have substantially similar investment objectives, policies and strategies as the Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account and the Fund while they were employed by Fiduciary Trust Company International ("Fiduciary") from commencement of operations of these portfolios through September 6, 2000. Fiduciary formerly was the investment adviser for the Separate Account, and a subsidiary of Fiduciary, Fiduciary International, Inc., formerly was the investment sub-adviser for the Fund. On September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account and the Fund. As is the case with the Fund,

Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account and the Advisory Accounts, and no other person had a significant role in achieving the performance described. As of December 31, 2003, the Composite had assets of approximately $3.616 billion.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing substantially similar accounts as measured against the Russell 2000[RegTM] Growth Index and does not represent the past performance of the Fund. For the Separate Account, performance has been calculated based on the actual investment performance of the Separate Account, net of the highest fees charged to any investor in the Separate Account, brokerage commissions, transaction costs and custody fees. Insurance company contract related expenses were not included in the calculations. For the Advisory Accounts, performance has been calculated based on the actual investment performance of the Advisory Accounts, net of the highest fees charged to any investor in the Separate Account, brokerage commissions and transaction costs. Custody fees were not included in the calculations. Advisory fees and other expenses for the Fund are higher than the fees for the Separate Account and Advisory Accounts. Therefore, returns of the Fund will generally be lower than returns of the composite. Investors should not consider this performance data as performance of the Fund, or an indication of future performance of the Fund.

Average Annual Total Returns
Periods Ending December 31, 2003


                                1 year    3 years    5 years
--------------------------------------------------------------
Composite                        37.32%     0.51%      12.06%
--------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund                 37.02%     0.30%      NA
--------------------------------------------------------------
Russell 2000 Growth Index(1)     48.54%    -2.03%       0.86%
--------------------------------------------------------------


(1) Russell 2000[RegTM] Growth Index: A market capitalization weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account and the Advisory Accounts are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account and the Advisory Accounts. Consequently, if the Separate Account and the Advisory Accounts had been regulated as a mutual fund under the federal securities and tax laws, the composite performance results may have been lower than what is shown above. In addition, the Fund generally experiences cash flows that are different than the Separate Account and the Advisory Accounts and this may also cause the performance of the Fund to be lower than that of the composite. While employed by Fiduciary Trust Company, Mr. Babyak and Ms. Bockstein managed other accounts having the same investment objectives and style as those of the portfolios within the composite. Performance of those other accounts may have been higher or lower than those in the composite. TimesSquare believes, however, that omission of these other accounts from the composite does not make the composite performance misleading.

The investment results of the composite presented above are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor in the Fund. TimesSquare provided this composite performance information.

Pricing of Shares


The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

Purchase and
Redemption of Shares

GENERAL INFORMATION

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.


FREQUENT TRADING

Frequent short-term trading of fund shares in response to fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a fund's investments. When market timing occurs, a fund may have to sell portfolio securities to raise the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell securities, so a fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it may be hard to predict how much cash a fund will have to invest. When, in the adviser's opinion, trading of fund shares would have a disruptive effect on portfolio management, the fund may refuse purchase orders and exchanges into the fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading or other factors. The fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that these procedures will be effective in limiting the practice of market timing in all cases.


RETAIL CLASS SHARES

The retail class imposes a fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

12b-1 Plan for Retail Class Shares

In addition, the funds have adopted a plan under Rule 12b-1 of the 1940 Act that allows the retail class of each fund to pay for services provided to retail class shareholders and expenses primarily intended to result in sale of this class of shares of the funds. The retail class of each fund will pay

Prudential Retirement Brokerage Services, Inc., the funds' distributor, 0.25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts and similar account administrative services, and for distribution related expenses. Because these fees are paid out of each fund's retail class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO PURCHASE SHARES

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

ELIGIBLE PURCHASERS

Retail class shares are available to individual investors, employer-sponsored retirement plans, and other accounts.

Retirement and Savings Plans
and Plan Participants

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a fund as an investment option.

Brokerage Account Purchases

All investors other than retirement and savings plan participants must purchase shares through Prudential Retirement Brokerage Services. Orders placed through your brokerage representative are priced as of the close of business on the day the order and immediately available funds are received by Prudential Retirement Brokerage Services, provided Prudential Retirement Brokerage Services receives the order by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by Prudential Retirement Brokerage Services. Prudential Retirement Brokerage Services reserves the right to reject any purchase order.

Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling Prudential Retirement Brokerage Services at 1.888.244.6237.

ADDITIONAL INFORMATION

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, if in the judgment of fund management it is in the best interest of the fund, and may act on instructions believed to be genuine.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus. A fund converting to a feeder fund would notify shareholders of this change.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares.

Brokerage Account Redemptions

All other investors must redeem shares through their brokerage account with Prudential Retirement Brokerage Services. Shares will be redeemed at the net asset value next determined after Prudential Retirement Brokerage Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call Prudential Retirement Brokerage Services at 1.888.244.6237.

FURTHER REDEMPTION INFORMATION

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right, as permitted by the Securities and Exchange Commission, to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Investors with Prudential Retirement Brokerage Services brokerage accounts should call 1.888.244.6237 for account information or to speak to their dealer representative.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The Money Market Fund declares dividends to shareholders of record as of 11:45 a.m. eastern time on that day. Money Market Fund purchases made after 11:45 a.m. receive the dividend on the next business day after payment has been received. The TimesSquare Core Plus Bond Fund declares and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually, generally in December. A fund may be required to make an additional distribution in a year for operational or other reasons.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

Tax Matters

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

Financial Highlights

The financial highlights tables are intended to help you understand the funds' retail class financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                           Money Market Fund(1)
                                                    --------------------------------
                                                          For the Year/Period
                                                           Ended December 31,
                                                    --------------------------------
                                                          2003             2002
------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                      $1.00             $1.00
Income from investment operations:
 Net investment income                                      (a)              0.01
 Net realized and unrealized gain on securities              --               (a)
------------------------------------------------------------------------------------
  Total from investment operations                           --              0.01
------------------------------------------------------------------------------------
Less dividends and distributions:
 Dividends from net investment income                       (a)            (0.01)
 Distributions from capital gains                            --               --
------------------------------------------------------------------------------------
  Total dividends and distributions                          --            (0.01)
------------------------------------------------------------------------------------
  Net asset value, end of period                          $1.00             $1.00
====================================================================================
  Total Return                                            0.26%(b)          0.87%
  Ratios to Average Net Assets
 Gross expenses                                           0.97%             0.95%
 Fees and expenses waived or borne by
   the Adviser                                            0.02%             0.00%
 Net expenses                                             0.95%             0.95%
 Net investment income                                    0.26%             0.86%
 Net assets, end of period (000 omitted)               $299,292          $359,888


(1)  Commenced operations on April 29, 1999.
(a)  Amount less than $0.01 per share.
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.
(c)  Not annualized.
(d)  Annualized.

                           Money Market Fund(1)
------------------------------------------------------------------
                          For the Year/Period
                           Ended December 31,
------------------------------------------------------------------
            2001               2000                  1999
------------------------------------------------------------------
             $1.00              $1.00                 $1.00
              0.03               0.05                  0.03
               (a)                (a)                   (a)
------------------------------------------------------------------
              0.03               0.05                  0.03
------------------------------------------------------------------
            (0.03)             (0.05)                (0.03)
                --                (a)                   (a)
------------------------------------------------------------------
            (0.03)             (0.05)                (0.03)
------------------------------------------------------------------
             $1.00              $1.00                 $1.00
==================================================================
             3.29%(b)           5.60%(b)              2.97%(b)(c)
             0.98%              0.97%                 1.00%(d)

             0.03%              0.02%                 0.07%(d)
             0.95%              0.95%                 0.93%(d)
             3.10%              5.44%                 4.64%(d)
          $291,380           $199,993               $123,655

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                            Balanced Fund
                                                           (sub-advised by
                                                       Wellington Management)(1)
                                    -------------------------------------------------------------
                                               For the Year/Period Ended December 31,
                                    -------------------------------------------------------------
                                       2003            2002          2001(e)           2000
-------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                           $8.36            $9.64           $10.04          $10.00
Income from investment
  operations
Net investment income (loss)(d)        0.17             0.19(f)          0.21            0.17
Net realized and unrealized gain
  (loss) on investments                1.40           (1.27)           (0.42)            0.16
-------------------------------------------------------------------------------------------------
Total from investment operations       1.57           (1.08)           (0.21)            0.33
-------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net
  investment income                  (0.22)           (0.20)           (0.19)          (0.29)
-------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.22)           (0.20)           (0.19)          (0.29)
-------------------------------------------------------------------------------------------------
Net asset value, end of period        $9.71            $8.36            $9.64          $10.04
=================================================================================================
Total Return(a)                      18.79%         (11.17)%          (2.14)%           3.25%(b)
Ratios to Average Net Assets
Gross expenses                        2.28%            2.23%            2.17%           2.21%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor       1.03%            0.98%            0.92%           0.96%(c)
Net expenses                          1.25%            1.25%            1.25%           1.25%(c)
Net investment income (loss)(d)       1.91%            2.16%            2.07%           2.33%(c)
Portfolio Turnover                      50%              56%             104%             67%(b)
Net Assets, End of Period
  (000 omitted)                      $6,103           $4,542           $3,523          $2,180
-------------------------------------------------------------------------------------------------


(1) Commenced operations on January 20, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.02 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                              Large Cap Growth/
                                                            Morgan Stanley Fund(1)
                                    ---------------------------------------------------------------------
                                                   For the Year/Period Ended December 31,
                                    ---------------------------------------------------------------------
                                       2003            2002                2001                 2000
---------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                            $5.32           $7.37               $8.69               $10.00
Income from investment
  operations
Net investment income (loss)(d)       (0.01)             (A)              (0.03)(f)            (0.04)
Net realized and unrealized gain
  (loss) on investments                 1.29          (2.05)              (1.29)               (1.27)
---------------------------------------------------------------------------------------------------------
Total from investment operations        1.28          (2.05)              (1.32)               (1.31)
---------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net
  investment income                        -               -                   -                    -
---------------------------------------------------------------------------------------------------------
Total dividends and distributions          -               -                   -                    -
---------------------------------------------------------------------------------------------------------
Net asset value, end of period         $6.60           $5.32               $7.37                $8.69
=========================================================================================================
Total Return(a)                       24.06%        (27.82)%            (15.19)%             (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                         2.52%           2.63%               2.63%                2.24%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor        1.27%           1.38%               1.38%                0.99%(c)
Net expenses                           1.25%           1.25%               1.25%                1.25%(c)
Net investment income (loss)(d)      (0.12)%         (0.20)%             (0.39)%              (0.56)%(c)
Portfolio Turnover                      131%            149%                 91%                  75%(b)
Net Assets, End of Period
  (000 omitted)                       $6,353          $4,311              $3,086               $2,107
---------------------------------------------------------------------------------------------------------


(1) Commenced operations on January 20, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(f) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                             Large Cap Value/
                                                         John A. Levin & Co. Fund(1)
                                    -------------------------------------------------------------------
                                                  For the Year/Period Ended December 31,
                                    -------------------------------------------------------------------
                                          2003          2002               2001               2000
-------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                               $7.37        $10.19             $10.81             $10.00
Income from investment
  operations
Net investment income(d)                   0.07(f)       0.06               0.06(f)            0.07
Net realized and unrealized gain
  (loss) on investments                    2.00        (2.83)             (0.56)               1.28
-------------------------------------------------------------------------------------------------------
Total from investment operations           2.07        (2.77)             (0.50)               1.35
-------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                                 (0.07)        (0.05)             (0.12)             (0.54)
Distributions from net realized
  capital gains                               -             -                  -                  -
-------------------------------------------------------------------------------------------------------
Total dividends and distributions        (0.07)        (0.05)             (0.12)             (0.54)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.37         $7.37             $10.19             $10.81
=======================================================================================================
Total Return(a)                          28.09%      (27.17)%            (4.61)%             13.52%(b)
Ratios to Average Net Assets
Gross expenses                            1.95%         1.93%              1.92%              2.00%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor           0.70%         0.68%              0.67%              0.75%(c)
Net expenses                              1.25%         1.25%              1.25%              1.25%(c)
Net investment income(d)                  0.82%         0.80%              0.64%              0.60%(c)
Portfolio Turnover                          89%           44%                45%                62%(b)
Net Assets, End of Period
  (000 omitted)                          $9,937        $6,438             $4,406             $1,934
-------------------------------------------------------------------------------------------------------


(1) Commenced operations on January 20, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(f) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                       S&P 500(R) Index Fund(1)
                                    ----------------------------------------------------------------
                                                 For the Year/Period Ended December 31,
                                    ----------------------------------------------------------------
                                       2003           2002            2001               2000
----------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                             $5.35          $6.99           $8.09             $10.00
Income from investment
  operations
Net investment income(d)                 0.07           0.06            0.09               0.13
Net realized and unrealized gain
  (loss) on investments                  1.43         (1.64)          (1.09)             (0.83)
----------------------------------------------------------------------------------------------------
Total from investment operations         1.50         (1.58)          (1.00)             (0.70)
----------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                               (0.07)         (0.06)          (0.10)             (0.24)
Distributions from net realized
  capital gains                             -              -             (A)             (0.97)
----------------------------------------------------------------------------------------------------
Total dividends and distributions      (0.07)         (0.06)          (0.10)             (1.21)
----------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.78          $5.35           $6.99             $ 8.09
====================================================================================================
Total Return(a)                        27.97%       (22.59)%        (12.41)%            (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                          0.88%          0.88%           0.89%              0.83%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor         0.28%          0.28%           0.29%              0.23%(c)
Net expenses                            0.60%          0.60%           0.60%              0.60%(c)
Net investment income(d)                1.08%          1.02%           1.27%              1.11%(c)
Portfolio Turnover                         2%             4%              2%                 9%(b)
Net Assets, End of Period
  (000 omitted)                       $45,252        $23,279         $18,905            $10,427
----------------------------------------------------------------------------------------------------


(1) Commenced operations on January 21, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                  Small Cap Growth/TimesSquare Fund(1)
                                    ---------------------------------------------------------------
                                                For the Year/Period Ended December 31,
                                    ---------------------------------------------------------------
                                          2003               2002          2001          2000
---------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                                $8.07              $9.93       $10.96        $10.00
Income from investment
  operations
Net investment income (loss)(d)           (0.12)(e)          (0.11)(e)    (0.07)        (0.04)
Net realized and unrealized gain
  (loss) on investments                     3.11             (1.75)       (0.96)          1.14
---------------------------------------------------------------------------------------------------
Total from investment operations            2.99             (1.86)       (1.03)          1.10
---------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                                  (0.09)                  -            -        (0.09)
Distributions from net realized
  capital gains                           (0.03)                  -            -             -
Distributions from capital                     -                  -            -        (0.05)
---------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.12)                  -            -        (0.14)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.94              $8.07        $9.93        $10.96
===================================================================================================
Total Return(a)                           37.02%           (18.73)%      (9.40)%        11.00%(b)
Ratios to Average Net Assets
Gross expenses                             1.57%              1.90%        2.18%         2.26%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.07%              0.40%        0.68%         0.76%(c)
Net expenses                               1.50%              1.50%        1.50%         1.50%(c)
Net investment income (loss)(d)          (1.31)%            (1.30)%      (1.14)%       (0.57)%(c)
Portfolio Turnover                           61%                57%         160%          140%(b)
Net Assets, End of Period
  (000 omitted)                          $10,666             $6,507       $4,892        $2,905
---------------------------------------------------------------------------------------------------


(1) Commenced operations on January 21, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                                Small Cap Value/
                                                         Perkins, Wolf, McDonnell Fund(1)
                                    -------------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                    -------------------------------------------------------------------------
                                           2003               2002               2001               2000
-------------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                               $10.14             $12.07             $11.34             $10.00
Income from investment
  operations
Net investment income (loss)(d)             0.03 (e)           0.03(e)            0.07(e)            0.27
Net realized and unrealized gain
  (loss) on investments                     4.03             (1.85)               2.36               2.60
-------------------------------------------------------------------------------------------------------------
Total from investment operations            4.06             (1.82)               2.43               2.87
-------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                                  (0.22)                  -             (1.32)             (1.53)
Distributions from net realized
  capital gains                                -             (0.11)             (0.38)                  -
Distributions from capital                     -                  -                  -                  -
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.22)             (0.11)             (1.70)             (1.53)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $13.98             $10.14             $12.07             $11.34
=============================================================================================================
Total Return(a)                           40.07%           (15.18)%             21.28%             28.60%(b)
Ratios to Average Net Assets
Gross expenses                             1.70%              1.99%              2.15%              2.43%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.20%              0.49%              0.65%              0.93%(c)
Net expenses                               1.50%              1.50%              1.50%              1.50%(c)
Net investment income (loss)(d)            0.23%              0.24%              0.58%              1.24%(c)
Portfolio Turnover                           58%                42%                59%               102%(b)
Net Assets, End of Period
  (000 omitted)                          $29,297            $13,130             $6,226             $1,973
-------------------------------------------------------------------------------------------------------------


(1) Commenced operations on January 20, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                            International Blend/Bank of Ireland Fund(1)
                                    ----------------------------------------------------------
                                              For the Year/Period Ended December 31,
                                    ----------------------------------------------------------
                                      2003         2002            2001             2000
----------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                           $5.95        $7.42           $9.37           $10.00
Income from investment
  operations
Net investment income(d)               0.06         0.04            0.04              (A)
Net realized and unrealized gain
  (loss) on investments                1.62       (1.47)          (1.94)           (0.44)
----------------------------------------------------------------------------------------------
Total from investment operations       1.68       (1.43)          (1.90)           (0.44)
----------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                             (0.08)       (0.04)          (0.05)           (0.10)
Distributions from net realized
  capital gains                           -            -               -                -
Distributions from capital                -            -               -           (0.09)
----------------------------------------------------------------------------------------------
Total dividends and distributions    (0.08)       (0.04)          (0.05)           (0.19)
----------------------------------------------------------------------------------------------
Net asset value, end of period        $7.55        $5.95           $7.42            $9.37
==============================================================================================
Total Return(a)                      28.22%     (19.23)%        (20.29)%          (4.35)%(b)
Ratios to Average Net Assets
Gross expenses                        3.61%        3.69%           3.05%            3.09%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor       2.11%        2.19%           1.55%            1.59%(c)
Net expenses                          1.50%        1.50%           1.50%            1.50%(c)
Net investment income(d)              1.09%        0.61%           0.38%            0.24%(c)
Portfolio Turnover                      18%          29%             12%              27%(b)
Net Assets, End of Period
  (000 omitted)                      $2,799       $1,892          $1,493           $1,371
----------------------------------------------------------------------------------------------


(1) Commenced operations on January 24, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - RETAIL CLASS


                                                        TimesSquare/Core Plus Bond Fund1
                                    ------------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                    ------------------------------------------------------------------------
                                           2003               2002             2001(e)             2000
------------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                               $10.12             $9.92             $10.27             $10.00
Income from investment
  operations
Net investment income(d)                    0.41(f)           0.41(f)            0.54(f)            0.51
Net realized and unrealized gain
  (loss) on investments                     0.30              0.39               0.28               0.45
------------------------------------------------------------------------------------------------------------
Total from investment operations            0.71              0.80               0.82               0.96
------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment
  income                                  (0.56)            (0.59)             (1.10)             (0.68)
Distributions from net realized
  capital gains                                -            (0.01)             (0.07)             (0.01)
Distributions from capital                     -                 -                  -                  -
------------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.56)            (0.60)             (1.17)             (0.69)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.27            $10.12              $9.92             $10.27
============================================================================================================
Total Return(a)                            7.20%             8.38%              8.20%              9.79%(b)
Ratios to Average Net Assets
Gross expenses                             1.45%             1.30%              1.30%              1.33%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.50%             0.35%              0.35%              0.38%(c)
Net expenses                               0.95%             0.95%              0.95%              0.95%(c)
Net investment income(d)                   3.87%             4.26%              5.15%              6.24%(c)
Portfolio Turnover                          194%              396%               351%               310%(b)
Net Assets, End of Period
  (000 omitted)                           $3,101            $1,887               $594               $215
------------------------------------------------------------------------------------------------------------


(1) Commenced operations on January 21, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.

(f) Per share numbers have been calculated using average shares.

--------------------------------------------------------------------------------
      For More Information
--------------------------------------------------------------------------------

For investors who want more information about the funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.
+
Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:


            Prudential Retirement Brokerage Services, Inc.
            P.O. Box 150476
            Hartford, CT 06115-0476
            Telephone: 1.888.244.6237


Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA FUNDS GROUP

Retail Class

            (The Fund Investment Company Act File No. is 811-1646.)





577417

                   Supplement to Prospectus dated May 1, 2004

The following changes apply to the Small Cap Value/Perkins, Wolf, McDonnell
Fund:

1. On page 35, the statement that the fund will typically be comprised of 55 to 66 holdings is changed to say that the fund will typically be comprised of up to 80 holdings.

2.   The following is added to the end of the first paragraph on page 35:
          Generally, the fund will sell a security if the issuer reaches $3 billion in market capitalization.

                                                               Small Cap Growth/
                                                                TimesSquare Fund

                                                             Institutional Class
                                                                   Premier Class



Investment Adviser:

[TIMESSQUARE GRAPHIC]

                                                                      Prospectus

                                                                     May 1, 2004

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime

INTRODUCTION

The Small Cap Growth/Times Square Fund is a series of CIGNA Funds Group, a family of mutual funds. This prospectus describes the institutional and premier classes of the fund.


TABLE OF CONTENTS
Fund Summary................................................................1
Bar Chart and Performance Table.............................................2
Fees and Expenses of the Fund...............................................5
Other Investment Information................................................6
Management of the Fund......................................................7
Performance of the Fund's Portfolio Managers
With Other Portfolios.......................................................8
Pricing of Shares..........................................................11
Purchase and Redemption of Shares..........................................12
Tax Matters................................................................18
Financial Highlights.......................................................19
For More Information...............................................back cover

Fund Summary

Small Cap Growth/
TimesSquare Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the common and preferred stocks of small cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies. The money manager, TimesSquare Capital Management, generally considers a company to be a "small cap" company if it has a market capitalization, at time of purchase, of between $50 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

The money manager:

     o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership.

     o Looks for stocks that have the potential for price appreciation of 25% to 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

     o Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.

The fund may also invest in American Depositary Receipts listed and traded on a registered U.S. stock exchange, and may normally invest up to 10% of fund assets in cash and cash equivalents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

The fund is also subject to manager risk, which is the risk that poor security selection will cause the fund to underperform other funds with similar investment objectives, and investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Bar Chart and Performance Table

The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The table shows how the fund's average annual returns for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The table presents returns for the fund both before and after taxes. The after-tax returns are shown in two ways:

(1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and

(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale).

Please note that your actual after-tax returns will depend upon your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

A fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

                     [TABULAR REPRESENTATION OF BAR CHART]

            Small Cap Growth/TimesSquare Fund (Institutional Class)
                              Annual Total Return



                      2001                       -9.09%
                      2002                      -18.40%
                      2003                       37.48%


Best Quarter              12/31/2001            20.92%
Worst Quarter              3/31/2001           -20.09%


Small Cap Growth/TimesSquare Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 21, 2000)


                                               PAST YEAR     LIFE OF FUND
-------------------------------------------------------------------------
Return Before Taxes (Institutional Class)        37.48%         3.31%
Return After Taxes on Distributions
(Institutional Class)                            36.89%         3.06%
Return After Taxes on Distributions and
Sale of Fund Shares (Institutional Class)        24.45%         2.69%
Return Before Taxes (Premier Class)              37.53%         3.19%
-------------------------------------------------------------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses
or taxes)                                        48.54%         -9.11%
-------------------------------------------------------------------------

Fees and Expenses
of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Fees (All Funds)
(fees paid directly from your investment)

    Maximum sales charge (load) imposed on purchases ............. None
    Maximum deferred sales charge (load) ......................... None
    Redemption fee ............................................... None
    Exchange fee ................................................. None


                                               Institutional      Premier
                                                   Class           Class
---------------------------------------------------------------------------
Management Fees                                     1.00%           1.00%
---------------------------------------------------------------------------
Distribution & Service (12b-1) Fees                None            None
---------------------------------------------------------------------------
Other Expenses                                      0.12%           0.32%
---------------------------------------------------------------------------
Total Gross Annual Fund Operating Expenses          1.12%           1.32%
---------------------------------------------------------------------------
Waiver of Fund Expenses(1)                         -0.07%          -0.07%
---------------------------------------------------------------------------
Total Actual Fund Operating Expenses                1.05%           1.25%
---------------------------------------------------------------------------

(1) TimesSquare has contractually agreed to waive management fees and reimburse the fund if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each class of the fund:

        (Institutional Class)                   1.05%
        (Premier Class)                         1.25%

TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does.


Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by the fund if the fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.

EXAMPLE

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

     o    You invest $10,000 in the fund for the time periods indicated;

     o    Your investment has a 5% return each year; and

     o The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 year        3 years        5 years        10 years
-------------------------------------------------------------------------------
Institutional Class         $114           $356           $617          $1,363
-------------------------------------------------------------------------------
Premier Class               $134           $418           $723          $1,590
-------------------------------------------------------------------------------


Other Investment
Information

DERIVATIVE STRATEGIES

The fund may use derivatives such as futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with the fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency, or a market index (such as the S&P 500).

There is no guarantee that the fund's derivative strategies will work, or that the fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.

TEMPORARY, DEFENSIVE POSITIONS

The fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in cash and short- and medium-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective.


SHORT-TERM INVESTMENTS

The fund may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest its cash balances that have not been invested in portfolio securities in the Money Market Fund, a series of CIGNA Funds Group. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.

PORTFOLIO TURNOVER

Consistent with its investment policies, the fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

CHANGES IN POLICIES

The fund's Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

The fund has adopted a policy to invest at least 80% of its assets in equity securities of companies considered "small cap". TimesSquare Capital Management may adjust its definition of "small cap" annually based on its assessment of the capitalization range of companies which possess the fundamental characteristics of small cap companies.

Management of the Fund

The investment adviser to the fund is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The fund will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the fund to continue uninterrupted. TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

TimesSquare determines what investments shall be purchased, held, sold or exchanged by the fund.

As full compensation for the investment management services rendered by TimesSquare, the fund pays TimesSquare 1.00% of the fund's average net assets.

Portfolio Managers

These are the individuals primarily responsible for management of the fund.

GRANT R. BABYAK AND YVETTE C. BOCKSTEIN. Mr. Babyak and Ms. Bockstein joined TimesSquare in 2000 as Managing Directors. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. Mr. Babyak joined Fiduciary in 1996 and Ms. Bockstein joined Fiduciary in 1978. Before joining Fiduciary, Mr. Babyak was a portfolio manager with Avatar Investor Associates. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University -- Stern School of Business. Ms. Bockstein is responsible for managing institutional portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.



Performance of the Small Cap Growth/TimesSquare Fund's Portfolio Managers, Yvette Bockstein and Grant Babyak, with other Portfolios


The following table reflects past investment performance of a composite of portfolios managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Small Cap Growth/TimesSquare Fund (the "Fund"). The composite is comprised of Connecticut General Life Insurance Company Small Cap Growth/TimesSquare Separate Account, a commingled investment account (the "Separate Account"), the Fund, and all advisory accounts managed by Ms. Bockstein and Mr. Babyak since joining TimesSquare Capital Management (the "Advisory Accounts"). The Separate Account and the Advisory Accounts have substantially similar investment objectives, policies and strategies as the Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account and the Fund while they were employed by Fiduciary Trust Company International ("Fiduciary") from commencement of operations of these portfolios through September 6, 2000.

Fiduciary formerly was the investment adviser for the Separate Account, and a subsidiary of Fiduciary, Fiduciary International, Inc., formerly was the investment sub-adviser for the Fund. On September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account and the Fund. As is the case with the Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account and the Advisory Accounts, and no other person had a significant role in achieving the performance described. As of December 31, 2003, the Composite had assets of approximately $3.616 billion.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing substantially similar accounts as measured against the Russell 2000[RegTM] Growth Index and does not represent the past performance of the Fund. For the Separate Account, performance has been calculated based on the actual investment performance of the Separate Account, net of the highest fees charged to any investor in the Separate Account, brokerage commissions, transaction costs and custody fees. Insurance company contract related expenses were not included in the calculations. For the Advisory Accounts, performance has been calculated based on the actual investment performance of the Advisory Accounts, net of the highest fees charged to any investor in the Separate Account, brokerage commissions and transaction costs.

Custody fees were not included in the calculations. Investors should not consider this performance data as performance of the Fund, or an indication of future performance of the Fund.

Average Annual Total Returns
Periods Ending December 31, 2003


                                  1 year        3 years        5 years
----------------------------------------------------------------------
Composite                         37.32%          0.51%         12.06%
----------------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund
(Institutional Class)             37.48%          0.66%            NA
----------------------------------------------------------------------
Russell 2000 Growth Index(1)      48.54%         -2.03%          0.86%
----------------------------------------------------------------------


(1) Russell 2000[RegTM] Growth Index: A market capitalization weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account and the Advisory Accounts are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account and the Advisory Accounts. Consequently, if the Separate Account and the Advisory Accounts had been regulated as a mutual fund under the federal securities and tax laws, the composite performance results may have been lower than what is shown above. In addition, the Fund generally experiences cash flows that are different than the Separate Account and the Advisory Accounts and this may also cause the performance of the Fund to be lower than that of the composite. While employed by Fiduciary Trust Company, Mr. Babyak and Ms. Bockstein managed other accounts having the same investment objectives and style as those of the portfolios within the composite. Performance of those other accounts may have been higher or lower than those in the composite. TimesSquare believes, however, that omission of these other accounts from the composite does not make the composite performance misleading.

The investment results of the composite presented above are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor in the Fund. TimesSquare provided this composite performance information.

Pricing of Shares

The price of fund shares is based on the fund's net asset value. The fund's custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair values. The fund translates prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

Purchase and
Redemption of Shares

GENERAL INFORMATION

The fund presently offers various methods of purchasing shares (institutional class, premier class and retail class), enabling the fund to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.


FREQUENT TRADING

Frequent short-term trading of fund shares in response to fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a fund's investments. When market timing occurs, a fund may have to sell portfolio securities to raise the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell securities, so a fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it may be hard to predict how much cash a fund will have to invest. When, in the adviser's opinion, trading of fund shares would have a disruptive effect on portfolio management, the fund may refuse purchase orders and exchanges into the fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading or other factors. The fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that these procedures will be effective in limiting the practice of market timing in all cases.

INSTITUTIONAL CLASS SHARES

The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors such as employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more funds. The institutional class does not provide individualized record keeping services for beneficial shareholders such as retirement plan participants.

PREMIER CLASS SHARES

The premier class imposes a 20 basis point fee to cover the expenses associated with providing individualized record keeping and related services for each fund shareholder and beneficial owner of fund shares.

HOW TO PURCHASE SHARES

Shares of the fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.

ELIGIBLE PURCHASERS

Retirement and Savings Plans and Plan Participants (Institutional and Premier Classes)

The fund may be available as an investment option in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a fund as an investment option.

INSTITUTIONAL CLASS

Institutional investors investing in the institutional class of the fund (other than retirement or savings plan participants) should call 1.800.541.5156 ext. 7884 to place orders. Purchase orders are priced as of the close of business on the day the order and immediately available funds are received, provided the order is received by 4:00 p.m. Eastern Time.

Institutional class shares are available to:

     o Separate accounts of Connecticut General Life Insurance Company ("CG Life") or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the institutional class, the employer's plans must invest over $100 million in CIGNA Funds Group or in investment vehicles managed and record-kept by affiliates of CIGNA or Prudential Financial, Inc. ("Prudential"). Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA or Prudential managed assets by the sponsor and its plans will attain $100 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that institutional class shares may be redeemed and administrative class shares purchased if that level is not attained.

     o    Other institutional investors investing over $5 million in the fund.

     o    Subsidiaries and affiliates of CIGNA and Prudential.

PREMIER CLASS

Brokerage Account Purchases


Premier class investors except for retirement and savings plan participants generally purchase shares through Prudential Retirement Brokerage Services, Inc. Orders placed through your brokerage representative are priced as of the close of business on the day the order and immediately available funds are received by Prudential Retirement Brokerage Services provided Prudential Retirement Brokerage Services receives the order by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. Purchase orders must be accepted by Prudential Retirement Brokerage Services. Prudential Retirement Brokerage Services reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling Prudential Retirement Brokerage Services at 1.888.244.6237.

Premier class shares are available to:

     o Separate accounts of Connecticut General Life Insurance Company or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the premier class, the employer's plans must invest over $20 million in CIGNA Funds Group or in investment vehicles managed and record-kept by affiliates of CIGNA or Prudential. Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA or Prudential managed assets by the sponsor and its plans will attain $20 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that premier class shares may be redeemed and retail class shares purchased if that level is not attained.

     o    Other institutional investors investing over $1 million in the fund.

     o    Subsidiaries and affiliates of CIGNA and Prudential.

Additional Information on Retirement and Savings Plans (Institutional and Premier Classes)

In addition to the asset requirements described above for institutional and premier class eligibility, financial intermediaries or plan record keepers, including affiliates of CIGNA and Prudential, may require retirement plans to meet certain additional requirements such as allocation of plan assets or a minimum level of assets per participant in order to purchase shares of any class of the funds. Intermediaries or record keepers may also require plans to pay additional charges for services provided.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the institutional or premier class (as a result of shareholder redemption, not loss in market value of fund shares), the fund may redeem the investor's shares. This redemption will have tax consequences unless the shares are owned in a tax-advantaged retirement account.

ADDITIONAL INFORMATION

The fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, if in the judgment of fund management it is in the best interest of the fund, and may act on instructions believed to be genuine.

The fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the fund determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, the fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus. A fund converting to a feeder fund would notify shareholders of this change.

HOW TO REDEEM SHARES

Retirement and Savings Plan Participants (Institutional and Premier Classes)

Plan participants should contact their plan administrator for information on how to redeem fund shares.

INSTITUTIONAL CLASS REDEMPTIONS

Institutional investors in the institutional class (other than retirement or savings plan participants) should call 1.800.541.5156 ext. 7884. Shares will be redeemed at the net asset value next determined after the redemption request is received.

PREMIER CLASS REDEMPTIONS

Brokerage Account Redemptions

Premier class investors (other than retirement or savings plan participants) who own fund shares in their brokerage account with Prudential Retirement Brokerage Services redeem shares through their brokerage account. Shares will be redeemed at the net asset value next determined after

Prudential Retirement Brokerage Services receives the redemption request. A signature guarantee may be required before payment can be made on redemption orders. For additional information regarding redeeming shares from your brokerage account, call Prudential Retirement Brokerage Services at 1.888.244.6237.

FURTHER REDEMPTION INFORMATION

Redemptions from the fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

The fund reserves the right, as permitted by the Securities and Exchange Commission, to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE SHARES

If you want to switch your investment from one series of CIGNA Funds Group to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Institutional investors in the institutional class should call 1.800.541.5156, ext. 7884.

Premier class investors should call Prudential Retirement Brokerage Services at 1.888.244.6237.

DIVIDENDS AND DISTRIBUTIONS

The fund declares and distributes income and capital gain dividends, if any, annually, generally in December. The fund may be required to make an additional distribution in a year for operational or other reasons.

All distributions will be automatically reinvested for you in shares of the fund at the net asset value determined on the record date.

Tax Matters

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long the fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

Financial Highlights

The financial highlights tables are intended to help you understand the fund's institutional and premier class financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                     Small Cap Growth/TimesSquare Fund(1)
-------------------------------------------------------------------------------------------------------
                                                   For the Year/Period Ended December 31,
-------------------------------------------------------------------------------------------------------
                                          2003               2002             2001           2000
-------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                               $8.16             $10.00           $11.00         $10.00
Income from investment
  operations
Net investment income (loss)(d)           (0.09)(e)          (0.07)(e)        (0.06)         (0.01)
Net realized and unrealized gain
  (loss) on investments                    3.15              (1.77)           (0.94)          1.16
-------------------------------------------------------------------------------------------------------
Total from investment operations           3.06              (1.84)           (1.00)          1.15
=======================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                  (0.13)                 -                -          (0.10)
Distributions from net realized
  capital gains                           (0.03)                 -                -              -
Distributions from capital                    -                  -                -          (0.05)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.16)                 -                -          (0.15)
=======================================================================================================
Net asset value, end of period           $11.06              $8.16           $10.00         $11.00
=======================================================================================================
Total Return(a)                           37.48%            (18.40)%          (9.09)%        11.51%(b)
Ratios to Average Net Assets
Gross expenses                             1.12%              1.45%            1.75%          1.81%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.07%              0.40%            0.70%          0.76%(c)
Net expenses                               1.05%              1.05%            1.05%          1.05%(c)
Net investment income (loss)(d)           (0.86)%            (0.85)%          (0.66)%        (0.12)%(c)
Portfolio Turnover                           61%                57%             160%           140%(b)
Net Assets, End of Period
  (000 omitted)                        $324,742            $51,762           $9,441        $16,552
-------------------------------------------------------------------------------------------------------



(1)  Commenced operations on January 21, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e)  Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - PREMIER CLASS


                                                     Small Cap Growth/TimesSquare Fund(1)
-------------------------------------------------------------------------------------------------------
                                                   For the Year/Period Ended December 31,
-------------------------------------------------------------------------------------------------------
                                          2003               2002             2001           2000
-------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                               $8.12              $9.97           $10.98         $10.00
Income from investment
  operations
Net investment income (loss)(d)           (0.11)(e)          (0.09)(e)        (0.08)         (0.02)
Net realized and unrealized gain
  (loss) on investments                    3.16              (1.76)           (0.93)          1.15
-------------------------------------------------------------------------------------------------------
Total from investment operations           3.05              (1.85)           (1.01)          1.13
=======================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                  (0.12)                 -                -          (0.10)
Distributions from net realized
  capital gains                           (0.03)                 -                -              -
Distributions from capital                    -                  -                -          (0.05)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.15)                 -                -          (0.15)
=======================================================================================================
Net asset value, end of period           $11.02              $8.12            $9.97         $10.98
=======================================================================================================
Total Return(a)                           37.53%            (18.56)%          (9.20)%        11.26%(b)
Ratios to Average Net Assets
Gross expenses                             1.32%              1.65%            1.95%          2.01%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.07%              0.40%            0.70%          0.76%(c)
Net expenses                               1.25%              1.25%            1.25%          1.25%(c)
Net investment income (loss)(d)           (1.06)%            (1.06)%          (0.87)%        (0.32)%(c)
Portfolio Turnover                           61%                57%             160%           140%(b)
Net Assets, End of Period
  (000 omitted)                         $67,375             $5,482           $6,370         $6,640
-------------------------------------------------------------------------------------------------------



(1)  Commenced operations on January 21, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e)  Per share numbers have been calculated using average shares.

--------------------------------------------------------------------------------

                              For More Information

--------------------------------------------------------------------------------

For investors who want more information about the fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the fund at:

          TimesSquare Capital Management, Inc.
          Four Times Square, 25th Floor
          New York, NY 10036
          Telephone: 1.800.541.5156 ext. 7884

Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.

SMALL CAP GROWTH/TIMESSQUARE FUND

Institutional Class
Premier Class

             (The Fund Investment Company Act File No. is 811-1646.)




                                                                          545987

545987

--------------------------------------------------------------------------------
                                                               CIGNA Funds Group
--------------------------------------------------------------------------------


                                                             Institutional Class


--------------------------------------------------------------------------------
                                                               Money Market Fund
--------------------------------------------------------------------------------
                                                                   Balanced Fund
                                          (sub-advised by Wellington Management)
--------------------------------------------------------------------------------
                                            Large Cap Growth/Morgan Stanley Fund
--------------------------------------------------------------------------------
                                        Large Cap Value/John A. Levin & Co. Fund
--------------------------------------------------------------------------------
                                                           S&P 500(R) Index Fund
--------------------------------------------------------------------------------
                                               Small Cap Growth/TimesSquare Fund
--------------------------------------------------------------------------------
                                   Small Cap Value/Perkins, Wolf, McDonnell Fund
--------------------------------------------------------------------------------
                                        International Blend/Bank of Ireland Fund
--------------------------------------------------------------------------------
                                                 TimesSquare Core Plus Bond Fund


                                                                      Prospectus

                                                                     May 1, 2004

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime

INTRODUCTION

The funds offered by this prospectus are series of CIGNA Funds Group, a family of mutual funds. Each series, or portfolio, has its own investment strategy and risk/return profile. This prospectus describes the institutional class of each fund.


TABLE OF CONTENTS

Fund Summary...................................................................1

Bar Charts and Performance Tables.............................................13

Fees and Expenses of the Funds................................................24

Investment Information........................................................26

Other Investment Information: Common Policies.................................40

Management of the Funds.......................................................42

Performance of the Funds' Money Managers
With Other Portfolios.........................................................47

Pricing of Shares.............................................................54

Purchase and Redemption of Shares.............................................55

Tax Matters...................................................................60

Financial Highlights..........................................................61

For More Information..................................................back cover

Fund Summary


Money Market Fund

INVESTMENT OBJECTIVE

To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests exclusively in U.S. dollar denominated high-quality short-term money market instruments.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

A major change in interest rates or a default on the fund's investments could cause you to lose money.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Balanced Fund (sub-advised by Wellington Management)

INVESTMENT OBJECTIVE

Seeks a high total return through capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The fund strives for reasonably consistent total returns over a variety of market cycles by investing in a combination of equity securities (primarily common stocks, and to a lesser extent, securities convertible into common stocks), and fixed income securities.

The money manager analyzes the return available from stocks and bonds in deciding how to invest the fund's assets. By investing in both types of securities, the fund attempts to cushion against sharp price movements in both equity and fixed income securities.

Normally, 60% of fund assets will be invested in equities and 40% of fund assets will be invested in fixed income securities. The money manager has discretion to increase or decrease the weighting in equities and fixed income securities by 10% such that equities could range from 50% to 70% of fund assets and fixed income from 30% to 50% of fund assets. Changes between the two asset classes will be made gradually based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

In selecting equities for the fund, the money manager generally chooses financially sound, but temporarily out-of-favor companies that may provide above average return potential. The fund's value investment approach is based on fundamental analysis of companies with large market capitalization and estimated below average price to earnings ratios.

Domestic fixed income securities the fund will invest in include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage backed securities.

The fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

The fund considers selling securities of issuers that no longer meet the money manager's criteria.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk -- that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a fund's portfolio may decline in value more than the overall securities market.

Market risk associated with equity securities such as common stocks is related to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. Over interim periods, returns from a value based investing style may deviate from general equity market averages.

Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer maturities. (A bond's maturity is the length of time remaining before the borrower must pay the bondholder the face amount of the bond.)

Since the money manager has discretion to allocate the amounts of equity and fixed income securities held in the fund, there is an additional risk that the portfolio of the fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

In the long run, a balanced fund may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk. The amount of income you receive from the fund will also fluctuate.

There are additional risks with investing in foreign countries, specifically economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic equity and fixed income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

Large Cap Growth/
Morgan Stanley Fund


INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in growth-oriented equity securities of large cap U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. Normally, the fund will invest at least 80% of its assets in equity securities of large cap companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $10 billion or more. The fund emphasizes securities that, in the money manager's opinion, have the potential to exhibit strong earnings and free cash flow growth.

The money manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The fund focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The money manager studies company developments, including business strategy, management focus and financial results, in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The fund generally considers selling securities of issuers that no longer meet the money manager's investment criteria.

The money manager emphasizes individual security selection and may focus the fund's holdings within the limits permissible for a diversified fund.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, the fund's market sector, large-capitalization growth-oriented equity securities, may perform less well than other sectors of the overall stock market. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Large Cap Value/
John A. Levin & Co. Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of established, large cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of large cap U.S. companies. The money manager generally considers a company to be a "large cap" company if it has a market capitalization, at time of purchase, of $5 billion or more.

The fund generally purchases stocks when the money manager deems them undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs. The money manager focuses on identifying common stocks whose market price is below what it believes is their present or future value. Often, at the time of purchase, the stocks are out of favor with the investment community.

The money manager follows a "bottom up" research approach, and selects companies with one or more of the following attributes: a strong proprietary product or service; a low share price in relation to cash flow or asset values; a new product or development; or a security offering attractive prospects for long-term returns and the protection of yield.

The fund will generally sell a security when a fundamental weakness or the money manager's anticipation of fundamental weakness or some other negative factor causes the security to fail to meet the fund's expectations, or the security rises in price to a level that the money manager believes is its fair value.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

A value stock may never reach what the money manager believes is its full value, or may even go down in price. In the long run, the fund may produce more modest returns than riskier stock funds.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


S&P 500(R) Index Fund

INVESTMENT OBJECTIVE

To achieve long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks.


PRINCIPAL INVESTMENT STRATEGIES

The fund attempts to replicate the composition and total return, reduced by fund expenses, of the S&P 500. Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The fund is subject to tracking risk, which is the risk that the fund's returns will be less than the returns of the S&P 500.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Small Cap Growth/
TimesSquare Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in the common and preferred stocks of small cap U.S. companies. Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies. The money manager, TimesSquare Capital Management, generally considers a company to be a "small cap" company if it has a market capitalization, at time of purchase, of between $50 million and $2 billion. The fund focuses on growing companies involved in new product development and technological breakthroughs.

The money manager:

   o Looks across all sectors of the stock market to find companies that meet the fund's investment criteria -- including strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership.

   o Looks for stocks that have the potential for price appreciation of 25% to 50% over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

   o Will generally sell a security when it no longer meets the fund's investment criteria, when it believes the company issuing the security is unable to sustain a competitive advantage, or the security is overvalued.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Also, because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Small Cap Value/
Perkins, Wolf, McDonnell Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in common stocks of small U.S. companies whose stock prices are believed to be undervalued. Normally, the fund will invest at least 80% of its assets in equity securities of small cap U.S. companies. The money manager generally considers a company to be a "small cap" company if it has a market capitalization, at time of initial purchase, less than the 12-month average of the maximum market capitalization for companies in the Russell 2000 Index. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Russell 2000 Index is updated monthly.

The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund generally looks for companies with:

   o A low price relative to their assets, earnings, cash flow or business franchise;

   o Products and services that give them a competitive advantage; and

   o Quality balance sheets and strong management. In determining the strength of a company's balance sheet, the money manager will consider factors such as debt to equity ratios and the nature and quality of a company's assets.

The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.


PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. In addition, a value stock may never reach what the money manager believes is its full value, or may even go down in price.

The fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may under-perform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

As a result of its principal investment strategies, the fund's investments are often focused in a small number of business sectors. This carries the risk associated with the performance of those sectors, which may fluctuate and reduce the investment's value. In addition, the fund may invest in certain securities with unique risks, such as investing in a company that is about to undergo a structural, financial or management change which may significantly affect the value of its securities.

You can lose money by investing in the fund. The fund may not achieve its investment objective.

International Blend/
Bank of Ireland Fund

INVESTMENT OBJECTIVE

Seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks of well-established companies located outside the U.S. The fund considers a company to be located outside the U.S. if:

   o It is organized under the laws of another country;

   o The principal trading market for the company's securities is in another country; or

   o The company derives at least 50% of its revenues or profits from operations in another country or has at least 50% of its assets in another country.

The fund emphasizes medium to large market capitalization companies that the money manager believes are best positioned to take advantage of global change. Normally, the fund will invest at least 90% of its assets in companies with market capitalizations, at time of purchase, over $1 billion which are located outside the U.S. The fund emphasizes companies with substantial size and liquidity, strong balance sheets, proven management and diversified earnings operating in predominantly well-regulated and more stable foreign markets. The fund will typically hold stocks from 70 to 100 issuers.

The money manager focuses on companies with equity securities (primarily common stock) it considers fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their competitors. The fund will generally sell a security when it no longer meets these investment criteria or when it has met the money manager's expectations for appreciation.

Normally, up to 15% of fund assets may be invested in companies located in emerging markets. Emerging market countries are countries that are included in the Morgan Stanley Capital International Emerging Markets Index.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. The value of your investment will fluctuate in response to stock market movements. In general, stock values fluctuate in response to activities specific to a company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a domestic stock fund.

Investing in emerging market countries poses risks in addition to those of investing in developed foreign markets. Emerging markets may be more likely to experience volatility than more developed countries.

The fund is subject to currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


TimesSquare Core Plus Bond Fund

INVESTMENT OBJECTIVE

Seeks a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in fixed income securities. Normally, the fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign govern-ments and companies and derivative instruments with similar economic characteristics. For purposes of this policy, Money Market Fund shares will be considered fixed income securities.

Normally, the fund will invest at least 75% of its total assets in fixed income securities that, at the time of purchase, are rated investment grade by either Moody's Investors Service or Standard & Poor's or a similar rating agency or, if unrated, are judged by TimesSquare Capital Management to be of comparable quality.

While seeking high total return, TimesSquare will also seek to maintain an average portfolio yield consistent with the Lehman Brothers Aggregate Bond Index. TimesSquare will seek capital appreciation by identifying securities (primarily fixed income securities) through its sector allocation and security selection process which, in its opinion, may increase in value.

The fund may invest up to 25% of its assets in high-yield, below-investment-grade bonds. These securities are commonly called "junk bonds." The fund may use interest rate swaps and total return swaps to achieve exposure to the high-yield market.

Up to 20% of fund assets may be invested in foreign debt securities of private and governmental issuers denominated in foreign currencies. Dollar denominated foreign securities do not count against this limitation.

When purchasing or selling securities, TimesSquare will analyze market themes, individual security structural features, pricing, trading opportunities and issuer credit quality.

TimesSquare may allocate fund assets across different market sectors and maturities. The average portfolio duration of this fund normally varies between 85% and 115% of the duration of the Lehman Brothers Aggregate Bond Index. As of March 31, 2004, the duration of the index was 4.33 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates.

PRINCIPAL RISKS OF INVESTING
IN THE FUND

This fund's principal risk factor is market risk. Market risk associated with bonds is related to the level of interest rates. Generally, as interest rates rise, the market price of a bond falls. (A 7% bond is less valuable once interest rates have risen to 8% and an investor can get a higher return elsewhere.) As interest rates fall, however, the market price of a bond rises. This "inverse" relationship is magnified for bonds with longer durations.

The fund is also subject to credit risk, or risk associated with the credit quality of the issuer. Compared to higher-quality debt securities, below-investment-grade bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of below-investment-grade bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or sell. These risks are greater for securities in default.

There are additional risks with investing in foreign countries, such as economic, currency, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invested in domestic fixed-income securities only.

You can lose money by investing in the fund. The fund may not achieve its investment objective.


Bar Charts and
Performance Tables

The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a 10-year period, or life of the fund, whichever is shorter.

The tables show how the funds' average annual returns for one, five and 10 years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

The tables present returns for the funds both before and after taxes. The after-tax returns are shown in two ways:

(1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and

(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale).

Please note that your actual after-tax returns will depend upon your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

A fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

                               Money Market Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


1994            3.43%
1995            5.33%
1996            4.91%
1997            5.27%
1998            5.18%
1999            4.87%
2000            6.12%
2001            3.81%
2002            1.36%
2003            0.76%




Best Quarter     9/30/2000       1.57%
Worst Quarter   12/31/2003       0.16%



Money Market Fund
Average Annual Total Returns

for the periods ended December 31, 2003


                                 PAST YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------
Money Market Fund                   0.76%          3.36%            4.09%
--------------------------------------------------------------------------------
3-Month U.S. Treasury Bills         1.07%          3.50%            4.29%
--------------------------------------------------------------------------------

The Money Market Fund's seven-day annualized yield as of December 31, 2003 was 0.63%.

                                 Balanced Fund
                    (sub-advised by Wellington Management)*
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001           -1.67%
2002          -10.77%
2003           19.27%




Best Quarter    6/30/2003     11.08%
Worst Quarter   9/30/2002    -10.80%


Balanced Fund (sub-advised by
Wellington Management)*
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)
*Wellington Management began managing the fund on October 1, 2001.


                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                       19.27%       2.08%
Return After Taxes on Distributions                       18.52%       1.13%
Return After Taxes on Distributions and
Sale of Fund Shares                                       12.85%       1.21%
--------------------------------------------------------------------------------
S&P 500 (reflects no deduction for fees,
expenses or taxes)                                        28.68%      -4.96%
--------------------------------------------------------------------------------
60% Russell 1000 Value Index and 40% Lehman
Brothers Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)                    19.23%       5.66%
--------------------------------------------------------------------------------

                      Large Cap Growth/Morgan Stanley Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001           -14.68%
2002           -27.55%
2003            24.49%



Best Quarter    12/31/2001     12.90%
Worst Quarter    3/31/2001    -21.97%

Large Cap Growth/Morgan Stanley Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                       24.49%       -9.62%
Return After Taxes on Distributions                       24.47%       -9.62%
Return After Taxes on Distributions and
Sale of Fund Shares                                       15.96%       -7.98%
--------------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses
or taxes)                                                 28.68%       -4.96%
--------------------------------------------------------------------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses
or taxes)                                                 29.75%      -13.08%
--------------------------------------------------------------------------------

                    Large Cap Value/John A. Levin & Co. Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001           -4.21%
2002          -26.85%
2003           28.74%




Best Quarter    6/30/2003     19.02%
Worst Quarter   9/30/2002    -19.79%

Large Cap Value/John A. Levin & Co. Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                        28.74%       0.72%
Return After Taxes on Distributions                        28.52%      -0.06%
Return After Taxes on Distributions and
Sale of Fund Shares                                        18.97%       0.16%
--------------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees, expenses
or taxes)                                                  28.68%      -4.96%
--------------------------------------------------------------------------------
Russell 1000 Value Index
(reflects no deduction for fees, expenses
or taxes)                                                  30.03%       3.20%
--------------------------------------------------------------------------------

                             S&P 500(R) Index Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


1998            28.28%
1999            20.66%
2000            -9.24%
2001           -12.08%
2002           -22.21%
2003            28.29%



Best Quarter    12/31/1998      21.31%
Worst Quarter    9/30/2002     -17.27%

S&P 500(R) Index Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations July 1, 1997)



                                     PAST YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                   28.29%         -0.80%            4.82%
Return After Taxes on
Distributions                         28.04%         -1.76%            3.92%
Return After Taxes on
Distributions and Sale of Fund
Shares                                18.72%         -1.02%            3.81%
--------------------------------------------------------------------------------
S&P 500
(reflects no deduction for fees,
expenses or taxes)                    28.68%         -0.57%            5.06%
--------------------------------------------------------------------------------

                        Small Cap Growth/TimesSquare Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001            -9.09%
2002           -18.40%
2003            37.48%



Best Quarter    12/31/2001      20.92%
Worst Quarter    3/31/2001     -20.09%

Small Cap Growth/TimesSquare Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 21, 2000)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                        37.48%       3.31%
Return After Taxes on Distributions                        36.89%       3.06%
Return After Taxes on Distributions and
Sale of Fund Shares                                        24.45%       2.69%
--------------------------------------------------------------------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses
or taxes)                                                  48.54%      -9.11%
--------------------------------------------------------------------------------

                  Small Cap Value/Perkins, Wolf, McDonnell Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001            21.78%
2002           -14.80%
2003            40.82%



Best Quarter    12/31/2001      25.42%
Worst Quarter    9/30/2002     -23.84%

Small Cap Value/Perkins, Wolf, McDonnell Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 20, 2000)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                        40.82%       17.48%
Return After Taxes on Distributions                        40.14%       14.56%
Return After Taxes on Distributions and
Sale of Fund Shares                                        26.76%       13.37%
--------------------------------------------------------------------------------
Russell 2000 Value Index
(reflects no deduction for fees, expenses
or taxes)                                                  46.03%       15.81%
--------------------------------------------------------------------------------

                    International Blend/Bank of Ireland Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2001           -19.85%
2002           -18.50%
2003            28.79%



Best Quarter    6/30/2003     20.00%
Worst Quarter   9/30/2002    -20.64%

International Blend/Bank of Ireland Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations January 24, 2000)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                       28.79%       -5.24%
Return After Taxes on Distributions                       28.51%       -5.71%
Return After Taxes on Distributions and
Sale of Fund Shares                                       19.06%       -4.67%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
EAFE Index
(reflects no deduction for fees, expenses
or taxes)                                                 38.59%       -4.85%
--------------------------------------------------------------------------------

                         TimesSquare Core Plus Bond Fund
                              Annual Total Return


[THE FOLLOWING INFORMATION WAS PRESENTED AS A BAR CHART IN THE PRINTED DOCUMENT]


2000           9.93%
2001           8.80%
2002           8.90%
2003           7.66%



Best Quarter    9/30/2002       4.29%
Worst Quarter   3/31/2002      -0.52%

TimesSquare Core Plus Bond Fund
Average Annual Total Returns

for the periods ended December 31, 2003
(commenced operations December 31, 1999)



                                                        PAST YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                                       7.66%        8.82%
Return After Taxes on Distributions                       5.47%        5.76%
Return After Taxes on Distributions and
Sale of Fund Shares                                       4.89%        5.60%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses
or taxes)                                                 4.10%        8.57%

Fees and Expenses
of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.


Shareholder Fees (All Funds)

(fees paid directly from your investment)

   Maximum sales charge (load) imposed on purchases ......... None
   Maximum deferred sales charge (load) ..................... None
   Redemption fee ........................................... None
   Exchange fee ............................................. None


                                             Balanced         Large Cap       Large Cap
                                            Fund (sub-         Growth/          Value/
                              Money         advised by         Morgan          John A.
                             Market         Wellington         Stanley         Levin &
                              Fund          Management)         Fund           Co. Fund
------------------------------------------------------------------------------------------
Management Fees                0.35%            0.75%            0.80%           0.75%
------------------------------------------------------------------------------------------
Distribution & Service
(12b-1) Fees                   None             None             None            None
------------------------------------------------------------------------------------------
Other Expenses                 0.12%            1.08%            1.27%           0.76%
------------------------------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses             0.47%            1.83%            2.07%           1.51%
------------------------------------------------------------------------------------------
Waiver of
Fund Expenses(1)              -0.02%           -1.03%           -1.27%          -0.71%
------------------------------------------------------------------------------------------
Total Actual Fund
Operating Expenses             0.45%            0.80%            0.80%           0.80%
------------------------------------------------------------------------------------------



                                                                         Small Cap
                                                                           Value/
                                            Small Cap      Perkins,     International
                            S&P 500(R)       Growth/         Wolf,       Blend/Bank    TimesSquare
                              Index        TimesSquare     McDonnell     of Ireland     Core Plus
                              Fund            Fund           Fund           Fund        Bond Fund
-----------------------------------------------------------------------------------------------------
Management Fees                0.25%           1.00%          1.00%          1.00%         0.60%
-----------------------------------------------------------------------------------------------------
Distribution & Service
(12b-1) Fees                   None            None           None           None          None
-----------------------------------------------------------------------------------------------------
Other Expenses                 0.19%           0.12%          0.24%          2.11%         0.35%
-----------------------------------------------------------------------------------------------------
Total Gross
Annual Fund
Operating Expenses             0.44%           1.12%          1.24%          3.11%         0.95%
-----------------------------------------------------------------------------------------------------
Waiver of
Fund Expenses(1)              -0.19%          -0.07%         -0.19%         -2.06%        -0.50%
-----------------------------------------------------------------------------------------------------
Total Actual Fund
Operating Expenses             0.25%           1.05%          1.05%          1.05%         0.45%
-----------------------------------------------------------------------------------------------------

(1) TimesSquare has contractually agreed to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed the following percentages of average daily net assets for each fund:

     Money Market Fund                                     0.45%
     Balanced Fund (sub-advised by Wellington
        Management)                                        0.80%
     Large Cap Growth/Morgan Stanley Fund                  0.80%
     Large Cap Value/John A. Levin & Co. Fund              0.80%
     S&P 500(R) Index Fund                                 0.25%
     Small Cap Growth/TimesSquare Fund                     1.05%
     Small Cap Value/Perkins, Wolf, McDonnell Fund         1.05%
     International Blend/Bank of Ireland Fund              1.05%
     TimesSquare Core Plus Bond Fund                       0.45%


TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time. We will notify you if it does.


Reimbursement arrangements can decrease a fund's expenses and boost its performance.

TimesSquare retains the ability to be repaid by a fund if a fund's expenses fall below the specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses fund operating expenses.


EXAMPLE

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The example assumes that:

   o You invest $10,000 in the fund for the time periods indicated;

   o Your investment has a 5% return each year; and

   o The example does not take into consideration TimesSquare's agreement to reduce fund expenses, and assumes that a fund's operating expenses remain the same in each year of the applicable period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
Money Market Fund                           $ 48      $151    $  263     $  591
Balanced Fund (sub-
advised by Wellington
Management)                                 $186      $576    $  990     $2,148
--------------------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund                         $210      $649    $1,114     $2,400
--------------------------------------------------------------------------------
Large Cap Value/John
A. Levin & Co. Fund                         $154      $477    $  824     $1,802
--------------------------------------------------------------------------------
S&P 500(R) Index Fund                       $ 45      $141    $  246     $  555
--------------------------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund                            $114      $356    $  617     $1,363
--------------------------------------------------------------------------------
Small Cap Value/
Perkins Wolf,
McDonnell Fund                              $126      $393    $  681     $1,500
--------------------------------------------------------------------------------
International Blend/
Bank of Ireland Fund                        $314      $960    $1,630     $3,420
--------------------------------------------------------------------------------
TimesSquare Core Plus
Bond Fund                                   $ 97      $303    $  525     $1,166
--------------------------------------------------------------------------------


Investment Information

Objectives, Strategies
and Related Risks


Money Market Fund

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks.

The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries, which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.


INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar- weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that TimesSquare believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services

(or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by TimesSquare.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for TimesSquare to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, TimesSquare may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders. The fund will notify shareholders of any material changes.

The fund is not intended for investors seeking capital appreciation. Investment professionals generally consider money market funds conservative and safe investments. However, as with all types of securities investing, investments in the fund are not guaranteed and do present risk of loss. The fund will not reimburse you for any losses.

In addition to the principal risks discussed in the Fund Summary, the fund is subject to:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other money market funds.

   o Investment style risk, which is the risk that returns from short-term, high-quality money market instruments will trail returns from other asset classes.

   o Credit risk, which is the risk that an issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest.

Balanced Fund (sub-advised by
Wellington Management)

The fund's objective is to seek a high total return through capital appreciation and current income.

The fund strives for reasonably consistent total returns over "up" and "down" market cycles.

The fund may invest in:

   o equity securities which are traded on a domestic securities exchange or on the over-the-counter market, although the fund may also invest in securities traded on foreign stock exchanges

   o investment grade corporate debt obligations

   o obligations of the U.S. Government and its agencies

   o asset backed and mortgage backed securities

   o up to 15% of fund assets may be invested in foreign equity securities including American and Global Depositary Receipts and U.S. dollar denominated investment grade debt securities issued by foreign governments and corporations.

With respect to the fund's investments in value style equities, the fund focuses on large capitalization, highly liquid, seasoned companies. The fund may also purchase the stocks of smaller companies. The market risk for investments in smaller companies is higher than for larger companies. Stock prices for smaller companies may change more, and more quickly, over short time periods.

The domestic fixed income securities the fund will acquire will be obligations of the U.S. Government and its agencies, and corporate bonds rated in one of the four highest ratings of corporate obligations by Moody's Investor Services, Inc. or Standard & Poor's or, if not rated, in the money manager's opinion, having comparable investment characteristics to those in the top four ratings. The fund may also invest in asset backed and mortgage backed securities.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:


   o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from value stocks and fixed income securities in which the fund invests will trail returns from other asset classes or the overall stock market.

   o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.


Large Cap Growth/
Morgan Stanley Fund

The fund's objective is to seek long-term capital appreciation.

The money manager seeks to maximize long-term capital appreciation by investing primarily in the equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. These include U.S. common stock, securities convertible into common stock, rights, warrants and preferred stock.

Normally, up to 15% of fund assets may be held in cash or cash equivalents.

Up to 25% of fund assets may be invested in foreign securities and American and Global Depositary Receipts. This percentage limitation does not apply to securities of foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.


   o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.



Large Cap Value/
John A. Levin & Co. Fund

The fund's objective is to seek long-term capital appreciation.

The fund's primary strategy is to invest mainly in common stocks of established, large U.S. companies. The fund may also invest in securities that are convertible to common stocks.

The fund normally invests:

   o 80% to 100% of assets in large capitalization equity securities, with an emphasis on New York Stock Exchange issues.

   o Up to 15% of assets in cash and cash equivalents.

   o Up to 15% of fund assets in convertible securities. These securities are purchased as a means of managing the risk inherent in the underlying common stocks.

Although the fund does not make significant investments in securities of companies based outside the United States, it may invest up to 20% of its assets in foreign securities.

Typically, the fund holds between 45 and 70 securities, which may include American Depository Receipts.

Generally, the fund does not invest more than 5% of total assets in any single investment.

In addition to the additional risks discussed in the Fund Summary, the fund is also subject to the following risks:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market.

   o Risks associated with investing in foreign countries, such as economic, information, political and transaction risks. As a result of these additional risks, the fund may be more volatile than a fund that invests in domestic securities only.


S&P 500(R) Index Fund

The objective of the fund is long-term growth of capital by investing principally in common stocks of companies in the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the Index is designed to capture the returns of many different sectors of the U.S. economy.

While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while TimesSquare generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.

The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares.

The percentage of the fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by the portfolio manager.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing. in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to TimesSquare or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to TimesSquare or the fund. S&P has no obligation to take the needs of TimesSquare or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the fund's shares or in the determination or calculation of the equation by which the fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by TimesSquare, record or beneficial owners of the fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to investment style risk, which is the risk that returns from an index fund investing in the S&P 500 Index will trail returns from other asset classes or the overall stock market.


Small Cap Growth/
TimesSquare Fund

The fund's objective is to seek long-term capital appreciation.

TimesSquare Capital Management, Inc.:

   o Evaluates all sectors of the stock market to find companies that meet the fund's investment criteria.

   o May also invest in American Depositary Receipts listed and traded on a registered U.S. stock exchange.

   o Normally, may invest up to 10% of fund assets in cash and cash equivalents.

In addition to the principal risks discussed in Fund Summary, the fund is also subject to:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from small capitalization growth stocks will trail returns from other asset classes or the overall stock market.


Small Cap Value/
Perkins, Wolf, McDonnell Fund

The fund's objective is to seek long-term capital appreciation.

The money manager's philosophy is to weigh a security's downside risk before considering its upside potential. While the fund's investment objective is long-term capital appreciation, this philosophy may help provide an element of capital preservation.


The fund invests primarily in the common stock of small cap companies. Permitted investments also include preferred and convertible securities and American Depositary Receipts and stock of foreign issuers listed and traded on registered U.S.

stock exchanges. The fund will typically be comprised of 55 to 66 holdings. Up to 15% of the fund's holdings may be in cash and cash equivalents.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to:

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from small capitalization value stocks will trail returns from other asset classes or the overall stock market.


International Blend/
Bank of Ireland Fund

The fund's objective is to seek long-tem capital appreciation.

The money manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the money manager then selects individual companies it believes are best positioned to take advantage of opportunities presented by these themes.

Up to 10% of the fund's assets may be held in cash or cash equivalents. Cash equivalents may be dollar or non-dollar denominated. The fund may invest in forward foreign currency contracts to hedge currency risks. Normally, the fund will invest no more than 25% of its assets in these contracts.

In addition to the principal risks discussed in the Fund Summary, the fund is also subject to the following risks:

   o Investments in securities of companies located outside the U.S. can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets may have less trading volume and less liquidity than U.S. markets. Foreign companies generally are not subject to uniform accounting and financial reporting standards like those in the U.S. Transaction costs are generally higher than those in the U.S. Custodial expenses for foreign securities may be greater than those for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although a portion of these taxes may be recoverable, the taxes will reduce the income received by the fund in such countries.

   o Investments in emerging markets countries can be considered speculative and may offer higher potential for gains and losses than investments in developed markets of the world. With respect to emerging markets countries, the risks associated with foreign investing are greater. The economies of emerging markets countries generally are heavily dependent on international trade and may be adversely affected by trade barriers, exchange or currency controls, managed adjustments in currency values and other measures imposed or negotiated by the countries with which they trade. Emerging markets may be more likely to experience political turmoil or rapid changes market or economic conditions than more developed countries. In addition, the financial stability issuers in emerging markets countries may be more precarious than in other countries. There is usually more price volatility in emerging markets countries, which may be magnified by currency fluctuations.

   o Investment style risk, which is the risk that returns from foreign stocks will trail returns from other asset classes or the overall stock market. Foreign stocks may not move in concert with the U.S. markets.

   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.


TimesSquare Core Plus Bond Fund

The fund's objective is to seek a high level of total return.


STRATEGY/PHILOSOPHY

TimesSquare's fixed income investment philosophy is based on the belief that market inefficiencies exist due to varying investor objectives and time horizons. The fund capitalizes on market inefficiencies by identifying market cycles, making tactical and decisive sector allocations, and selecting securities through a disciplined process.

The fund will invest in a broad array of fixed income sectors including government and agency securities, corporate bonds, and securitized bonds such as mortgage backed and asset backed securities, and may also invest in other instruments such as convertible bonds and preferred stock. Many types of debt securities, including mortgage-backed and asset-backed securities, carry prepayment risk, which is the risk that the issuer of the security repays principal prior to a security's maturity. When interest rates decline, borrowers may pay off their obligations sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

The fund invests primarily in investment grade bonds, which include obligations of the U.S. government and its agencies, and corporate bonds rated Baa3 or higher by Moody's Investors Service or BBB- or higher by Standard & Poor's or, if not rated, in TimesSquare's opinion, having similar investment characteristics to bonds rated Baa3 or BBB- or higher. The fund may invest up to 25% of its assets in below investment grade securities.

The fund may invest in derivative instruments, such as options, futures and forward contracts and swap agreements. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.

Investing in derivatives carries the risk that the fund could lose more than the principal amount invested in the derivative instrument. Derivatives are subject to a number of risks, such as interest rate, credit and liquidity risk, which is the risk that a particular investment may be difficult to purchase or sell. They also involve the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, currency or index.


DECISION-MAKING PROCESS

Investment decisions for the fund follow a three-stage process.

First, the portfolio managers and the strategy team identify key global and macroeconomic themes they anticipate will drive the fixed income markets. For example, the team analyzes liquidity trends, monetary and fiscal policy, capital flows, business cycles, and global indicators such as yield curves and currency dynamics.

Next, the market themes are translated into portfolio strategies and sector allocations that are designed to add value and diversify risk. Various strategies are analyzed and the investment team selects the appropriate allocation within the risk/ reward tolerances for the fund.

Finally, sector specialists buy or sell securities to implement the sector allocations. The specific investment choices are based on fundamental industry analysis (such as company business prospects, earnings, credit risk and evaluation of management), independent research, and assessment of credit spreads, liquidity and risk associated with ratings changes.

In addition to the principal risks discussed in the Fund Summary and in the discussion above, the fund is also subject to the following risks:


   o Credit risk, which is the risk that the issuer or guarantor of a fixed income security is unable or unwilling to meet its obligations to pay principal and interest. Although U.S. government securities are considered to be among the safest investments, some fixed income securities issued by U.S. government agencies are backed by the U.S. Treasury while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources and therefore have credit risk.


   o Manager risk, which is the chance that poor security selection will cause the fund to underperform other funds with similar investment objectives.

   o Investment style risk, which is the risk that returns from investment grade and below investment-grade fixed income securities will trail returns from other asset classes or the overall securities markets.

   o Sector allocation risk, which is the risk that returns from certain sectors of fixed income securities will trail the returns from other sectors.

   o Counterparty risk, which is the risk that the counterparty to a swap or other contract will default on its obligations.

   o Currency risk, which is the risk that when the fund invests in securities denominated in foreign currencies, those currencies will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

Other Investment
Information

Common Policies Applicable
to All Funds


DERIVATIVE STRATEGIES

The funds (except for the Money Market Fund) may use derivatives such as forward foreign currency contracts, swaps, futures contracts and options to try to reduce risk or for speculative purposes to increase return consistent with each particular fund's overall investment objective and policies. A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), a foreign currency, or a market index (such as the S&P 500). All of the funds (except the Money Market Fund and the S&P 500(R) Index Fund) may hedge currency risk (risk associated with rises in the value of the U.S. dollar versus foreign currencies) through the use of forward foreign currency contracts and options. Funds may also use futures contracts and options to hedge price risk (risk associated with price changes in current or intended investments in securities) of fund holdings, to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in securities, and to reduce fund transaction costs by buying futures instead of actual securities when futures are favorably priced.

There is no guarantee that the funds' derivative strategies will work, or that a fund may not lose money as a result of using these strategies. A fund may lose more than the principal amount invested in a derivative instrument. Derivatives are subject to a number of risks, such as the risk that the derivative instrument may be difficult to purchase or sell, and that it might not correlate perfectly with the underlying asset, rate, index or currency.


TEMPORARY, DEFENSIVE POSITIONS

The funds (except for the Money Market Fund) may from time to time take temporary defensive positions that are inconsistent with their principal investment strategies by investing up to 100% of their respective assets in cash and short- and medium-term fixed income securities in attempt-ing to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective. The S&P 500(R) Index Fund will take temporary defensive positions only in extraordinary circumstances.


SHORT-TERM INVESTMENTS

The funds (except the Money Market Fund) may, pursuant to an order obtained by CIGNA Funds Group from the Securities and Exchange Commission, invest their cash balances that have not been invested in portfolio securities in the Money Market Fund. To avoid double advisory fees, TimesSquare will waive or credit its advisory fee for each fund investing in the Money Market Fund by the amount of the advisory fee incurred by the fund in connection with its investment in the Money Market Fund.


PORTFOLIO TURNOVER

Consistent with its investment policies, a fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g. over 100% per year) will cause a fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders.


CHANGES IN POLICIES

The funds' Trustees may change the funds' investment strategies and other policies without shareholder approval. A fund may not change its investment objective or certain restrictions identified as fundamental in the Statement of Additional Information without shareholder approval.

Some of the funds have adopted policies to invest at least 80% of their assets in equity securities of companies considered "small cap" or "large cap". The money managers of these funds may adjust their definition of "small cap" and "large cap" annually based on their assessment of the capitalization range of companies which possess the fundamental characteristics of small cap or large cap companies, as the case may be.

Management of the Funds

The investment adviser to the funds is TimesSquare Capital Management, Inc., a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. The Funds will provide additional information as soon as definitive decisions are made. In the meantime, TimesSquare expects the operations of the Funds to continue uninterrupted.

TimesSquare also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. TimesSquare's address is Four TimesSquare, 25th Floor, New York 10036.

TimesSquare determines what investments shall be purchased, held, sold or exchanged by the Money Market Fund, the TimesSquare Core Plus Bond Fund, the Small Cap Growth/TimesSquare Fund and the S&P 500(R) Index Fund.

The Balanced Fund and the Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds (the "Sub-Advised Equity Funds") use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, sold or exchanged for its particular fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all the funds. TimesSquare has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

As full compensation for the investment management services rendered by TimesSquare, the funds pay TimesSquare based on a percentage of each fund's average net assets, as follows:

                   Fund                                        Advisory Fee Rate
--------------------------------------------------------------------------------
Money Market Fund                                                   0.35%
--------------------------------------------------------------------------------
Balanced Fund (sub-advised by
Wellington Management)                                              0.75%
--------------------------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund                                0.80%
--------------------------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund                            0.75%
--------------------------------------------------------------------------------
S&P 500(R) Index Fund                                               0.25%
--------------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                                   1.00%
--------------------------------------------------------------------------------
Small Cap Value/
Perkins, Wolf, McDonnell Fund                                       1.00%
--------------------------------------------------------------------------------
International Blend/Bank of Ireland Fund                            1.00%
--------------------------------------------------------------------------------
TimesSquare Core Plus Bond Fund                                     0.60%
--------------------------------------------------------------------------------

Sub-Advisers

TimesSquare hires investment sub-advisers who independently manage the investment operations of the Balanced Fund and the Sub-Advised Equity Funds and determine what investments those funds will purchase and sell. These sub-advisers, and the funds they manage, are:


BALANCED FUND (SUB-ADVISED BY
WELLINGTON MANAGEMENT)

Wellington Management Company, LLP ("Wellington Management") has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.


LARGE CAP GROWTH/
MORGAN STANLEY FUND

Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.

LARGE CAP VALUE/
JOHN A. LEVIN & CO., FUND

John A. Levin & Co., One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982.


SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND


Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, serves as investment adviser and sub-adviser for mutual funds and provides advisory services for institutional accounts. Janus has in turn hired Perkins, Wolf, McDonnell and Company, LLC ("PWM"), 310 S. Michigan Ave., Suite 2600, Chicago, Illinois, 60604 to manage the investment operations of the fund.



INTERNATIONAL BLEND/
BANK OF IRELAND FUND

Bank of Ireland Asset Management (U.S.) Limited ("BIAM U.S."), 75 Holly Hill Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM U.S. serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966.

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

The funds received an exemptive order from the Securities and Exchange Commission that permits the funds, without prior approval from shareholders, to change the terms of an advisory agreement with a sub-adviser or hire a new sub-adviser, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Any significant change in a fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the funds' overall investment adviser, TimesSquare may provide investment advisory services to each fund at any time.

None of the funds offered by this prospectus are clones or replicas of any other funds managed by any of the money managers.

Portfolio Managers

These are the individuals (or teams) primarily responsible for management of the funds.


BALANCED FUND (SUB-ADVISED BY
WELLINGTON MANAGEMENT)


John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, coordinates the overall management of the fund and manages the equity component of the fund. Mr. Ryan has been an investment professional with Wellington Management since 1981. He holds a B.S. from Lehigh University and a M.B.A. from University of Virginia's Darden Graduate School of Business.

Thomas L. Pappas, CFA, Senior Vice President and Partner of Wellington Management, manages the fixed income portion of the fund. Mr. Pappas is also the chairman of the firm's Core Bond Group and a member of the Mortgage Strategy and the Global Balanced Strategy Groups. An investment professional with Wellington Management since 1987, Mr. Pappas received his B.A. from Tufts University and M.S. from MIT's Sloan School of Management.



LARGE CAP GROWTH/
MORGAN STANLEY FUND


Morgan Stanley Investment Management's Large Cap Growth Team manages the fund's assets. Current members of the team include William Auslander, Managing Director and Jeffrey Alvino, Managing Director.



LARGE CAP VALUE/
JOHN A. LEVIN & CO. FUND

PHILIP W. FRIEDMAN, JOHN (JACK) W. MURPHY, AND JOHN A. LEVIN. Messrs. Friedman and Murphy are Senior Portfolio Managers at Levin. Mr. Levin is Chairman and Chief Executive Officer of John A. Levin & Co., Inc. Before joining John A. Levin & Co. in 2002, Mr. Friedman was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002) and director of North American Equity Research for Morgan Stanley (1995-1997). He earned a BA from Rutgers College and an MBA from Northwestern University. Mr. Murphy has been with Levin since 1995. Previously, he was an analyst at

Prudential Securities and worked at Bain & Co., a management consulting firm. He received a B.S. from Bryant College and a M.B.A. from Northeastern University. Mr. Levin founded the firm in 1982 and has been in the investment industry since 1964. He holds B.S. and L.L.B. degrees from Yale University.


SMALL CAP GROWTH/
TIMESSQUARE FUND

GRANT R. BABYAK AND YVETTE C. BOCKSTEIN. Mr. Babyak and Ms. Bockstein joined TimesSquare in 2000 as Managing Directors. Previously, they were Senior Vice Presidents of Fiduciary Trust Company International. Mr. Babyak joined Fiduciary in 1996 and Ms. Bockstein joined Fiduciary in 1978. Before joining Fiduciary, Mr. Babyak was a portfolio manager with Avatar Investor Associates. An investment professional since 1988, Mr. Babyak is responsible for managing institutional portfolios in the small capitalization sector. Mr. Babyak received a B.A. from Yale University and an M.B.A. from New York University -- Stern School of Business. Ms. Bockstein is responsible for managing institutional portfolios. Ms. Bockstein holds a B.A. from UCLA and a Certificate en Sciences Economiques from the Universite de Bruxelles.


SMALL CAP VALUE/
PERKINS, WOLF, MCDONNELL FUND

ROBERT H. PERKINS AND THOMAS M. PERKINS. Bob Perkins has managed the fund since its inception. Bob Perkins has been employed by Perkins, Wolf, McDonnell and Company since 1980 and serves as President and Director of PWM. As lead manager, Bob Perkins is responsible for the daily decisions of the fund's security selection. Thomas Perkins also serves as investment manager for the fund. He has been an investment manager since 1974. Thomas Perkins has been employed by PWM as a portfolio manager since 1998. From 1984 to 1998, Thomas Perkins was an investment manager with Alliance Capital Management.


INTERNATIONAL BLEND/
BANK OF IRELAND FUND

All investment decisions are made by a team of Bank of Ireland Asset Management (U.S.) Ltd. Investment professionals.

TIMESSQUARE CORE PLUS BOND FUND

TimesSquare's Fixed Income Team manages the assets of the fund.


Performance of the
Funds' Money Managers
With Other Portfolios

The following tables reflect past investment performance of composites of portfolios managed by the funds' money managers. Each composite includes all discretionary, fee-paying accounts and mutual funds managed by the respective fund's money manager, all of which have substantially similar investment objectives, policies and strategies as the corresponding fund. The tables show the average annualized total returns for the one-, three-, five- and ten-year (or life of the composite, if shorter) periods ended December 31, 2003. The composite performance information data is provided to illustrate the past performance of the money managers in managing substantially similar accounts as measured against specified market indices and does not represent the past performance of the funds. These performance figures are based on the actual investment performance of the composites, net of all fees and expenses (except that for private accounts custodial fees were not included in the calculations) and any applicable sales loads, or are based on performance net of the highest fees and expenses charged to any account in the composite. Fund advisory fees and other expenses generally are higher than the fees on the accounts included in the composites. Therefore, fund returns will generally be lower than composite returns. Investors should not consider this performance data as fund performance, or an indication of future performance of the funds.

Large Cap Growth Composite

Corresponding Fund:         Large Cap Growth/Morgan Stanley Fund
Money Manager:              Morgan Stanley Investment Management Inc.
Composite Inception:        December 21, 1984
Size of Composite
on Inception:               $31.6 million
Number of Accounts in
Composite on
December 31, 2003:          9
Size of Composite on
December 31, 2003:          $1.088 billion
--------------------------------------------------------------------------------


                                     1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Composite                             25.65%      -8.03%      -0.71%      11.63%
--------------------------------------------------------------------------------
Large Cap Growth/
Morgan Stanley Fund                   24.49%      -8.36%      NA          NA
--------------------------------------------------------------------------------
S&P 500 Index(1)                      28.68%      -4.05%      -0.57%      11.07%
--------------------------------------------------------------------------------
Russell 1000 Growth
Index(2)                              29.75%      -9.36%      -5.11%       9.21%
--------------------------------------------------------------------------------

Large Cap Value Composite



Corresponding Fund:         Large Cap Value/John A. Levin & Co. Fund
Money Manager:              John A. Levin & Co.
Composite Inception:        September 30, 1986
Size of Composite
on Inception:               $122 million
Number of Accounts in
Composite on
December 31, 2003:          531
Size of Composite on
December 31, 2003:          $7.886 billion
--------------------------------------------------------------------------------



                                  1 year     3 years       5 years      10 years
--------------------------------------------------------------------------------
Composite                         30.00%      -3.24%        4.32%        11.29%
--------------------------------------------------------------------------------
Large Cap Value/
John A. Levin & Co.
Fund                              28.74%      -3.38%        NA           NA
--------------------------------------------------------------------------------
Russell 1000 Value
Index(3)                          30.03%       1.22%        3.56%        11.88%
--------------------------------------------------------------------------------
S&P 500 Index(1)                  28.68%      -4.05%       -0.57%        11.07%
--------------------------------------------------------------------------------

Small Cap Value Composite

Corresponding Fund:         Small Cap Value/
                            Perkins, Wolf, McDonnell Fund
Money Manager:              Janus/Perkins, Wolf, McDonnell
Composite Inception:        January 1, 1998
Size of Composite
on Inception:               $19 million
Number of Accounts in
Composite on
December 31, 2003:          2
Size of Composite on
December 31, 2003:          $1.272 billion
--------------------------------------------------------------------------------


                                              1 year       3 years       5 years
--------------------------------------------------------------------------------
Composite(4)                                  37.44%        11.76%        15.91%
--------------------------------------------------------------------------------
Small Cap Value/
Perkins, Wolf,
McDonnell Fund                                40.82%        13.47%           NA
--------------------------------------------------------------------------------
Russell 2000 Value
Index(5)                                      46.03%        13.83%        12.28%
--------------------------------------------------------------------------------


International Blend Composite

Corresponding Fund:         International Blend/Bank of Ireland Fund
Money Manager:              Bank of Ireland
                            Asset Management (U.S.) Limited
Composite Inception:        January 1, 1998
Size of Composite
on Inception:               $1 million
Number of Accounts in
Composite on
December 31, 2003:          6
Size of Composite on
December 31, 2003:          $1.432 billion
--------------------------------------------------------------------------------


                                            1 year       3 years         5 years
--------------------------------------------------------------------------------
Composite(6)                                29.56%        -5.40%          0.54%
--------------------------------------------------------------------------------
International Blend/
Bank of Ireland Fund                        28.79%        -5.60%            NA
--------------------------------------------------------------------------------
Morgan Stanley
Capital International
Europe, Australia and
Far East Index (net)(7)                     38.59%        -2.91%         -0.05%
--------------------------------------------------------------------------------


All composite performance information assumes reinvestment of all net investment income.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The private accounts that are included in the composites are not subject to the same types of expenses to which the funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of these accounts. Consequently, if the private accounts included in the composites had been regulated as mutual funds under the federal securities and tax laws, the composites' performance results may have been lower than what is shown above. In addition, the funds generally experience cash flows that are different than the private accounts and this may also cause the performance of a fund to be lower than that of its corresponding composite.

Performance data for registered investment companies included in the composites were calculated in accordance with standards prescribed by the Securities and Exchange Commission for calculation of average annual total return. Private account performance calculations assume a time-weighted rate of return approach commonly used to calculate account performance. Except for the Small Cap Value Composite, all composite performance information has been provided by the money managers other than TimesSquare and has not been audited or verified by TimesSquare or the funds.

The investment results of the composites presented are not intended to predict or suggest the returns that might be experienced by the corresponding fund or an individual investor in a fund.

(1) S&P 500 Index (registered trademark of Standard & Poor's Corp.): An unmanaged index of 500 common stocks, weighted by market capitalization, representing approximately 75% of NYSE (New York Stock Exchange) capitalization and 30% of NYSE issues. Index performance includes the reinvestment of dividends and capital gains.

(2) Russell 1000(R) Growth Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index.

(3) Russell 1000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(4) The Small Cap Value Composite consists of Connecticut General Life Insurance Company Separate Account BSC and the Small Cap Value/ Perkins, Wolf, McDonnell Fund. As of December 31, 2003, Separate Account BSC had assets of $1.161 billion. Insurance company contract-related expenses were not included in the calculations of the Small Cap Value Composite.

(5) Russell 2000(R) Value Index: A market capitalization-weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(6) The composite is comprised of all U.S. dollar denominated fully discretionary international accounts managed by the money manager.


(7) Morgan Stanley Capital International EAFE Index (net): Measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East.

PERFORMANCE OF THE SMALL CAP GROWTH/
TIMESSQUARE FUND'S PORTFOLIO MANAGERS,
YVETTE BOCKSTEIN AND GRANT BABYAK, WITH
OTHER PORTFOLIOS

The following table reflects past investment performance of a composite of portfolios managed by Yvette Bockstein and Grant Babyak, the portfolio managers primarily responsible for the day-to-day management of the Small Cap Growth/ TimesSquare Fund (the "Fund"). The composite is comprised of Connecticut General Life Insurance Company Small Cap Growth/TimesSquare Separate Account, a commingled investment account (the "Separate Account"), the Fund, and all advisory accounts managed by Ms. Bockstein and Mr. Babyak since joining TimesSquare Capital Management (the "Advisory Accounts"). The Separate Account and the Advisory Accounts have substantially similar investment objectives, policies and strategies as the Fund. The Separate Account commenced operations December 5, 1997. Ms. Bockstein and Mr. Babyak managed the Separate Account and the Fund while they were employed by Fiduciary Trust Company International ("Fiduciary") from commencement of operations of these portfolios through September 6, 2000. Fiduciary formerly was the investment adviser for the Separate Account, and a subsidiary of Fiduciary, Fiduciary International, Inc., formerly was the investment sub-adviser for the Fund. On September 7, 2000, Ms. Bockstein and Mr. Babyak joined TimesSquare Capital Management and continued management of the Separate Account and the Fund. As is the case with the Fund, Ms. Bockstein and Mr. Babyak were (and continue to be) primarily responsible for management of the Separate Account and the Advisory Accounts, and no other person had a significant role in achieving the performance described. As of December 31, 2003, the Composite had assets of approximately $3.616 billion.

This investment performance information data is provided to illustrate the past performance of Ms. Bockstein and Mr. Babyak in managing substantially similar accounts as measured against the Russell 2000(R) Growth Index and does not represent the past performance of the Fund. For the Separate Account, performance has been calculated based on the actual investment performance of the Separate Account, net of the highest fees charged to any investor in the Separate Account, brokerage commissions, transaction costs and custody fees. Insurance company contract related expenses were not included in the calculations. For the Advisory Accounts, performance has been calculated based on the actual investment performance of the Advisory Accounts, net of the highest fees charged to any investor in the Separate Account, brokerage commissions and transaction costs. Custody fees were not included in the calculations. Investors should not consider this performance data as performance of the Fund, or an indication of future performance of the Fund.

Average Annual Total Returns
Periods Ending December 31, 2003


                                                   1 year    3 years     5 years
--------------------------------------------------------------------------------
Composite                                          37.32%     0.51%      12.06%
--------------------------------------------------------------------------------
Small Cap Growth/
TimesSquare Fund                                   37.48%     0.66%        NA
--------------------------------------------------------------------------------
Russell 2000 Growth Index(1)                       48.54%    -2.03%       0.86%
--------------------------------------------------------------------------------


(1) Russell 2000(R) Growth Index: A market capitalization weighted index published by Frank Russell & Co. that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Performance information assumes reinvestment of all dividends and other earnings.

The average annual total return is equivalent to the annual rate of return which, if earned in each year of the indicated multi-year period, would produce the actual cumulative rate of return over the time period.

The Separate Account and the Advisory Accounts are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. If these requirements had been applicable, they may have adversely affected performance of the Separate Account and the Advisory Accounts. Consequently, if the Separate Account and the Advisory Accounts had been regulated as a mutual fund under the federal securities and tax laws, the composite performance results may have been lower than what is shown above. In addition, the Fund generally experiences cash flows that are different than the Separate Account and the Advisory Accounts and this may also cause the performance of the Fund to be lower than that of the composite. While employed by Fiduciary

Trust Company, Mr. Babyak and Ms. Bockstein managed other accounts having the same investment objectives and style as those of the portfolios within the composite. Performance of those other accounts may have been higher or lower than those in the composite. TimesSquare believes, however, that omission of these other accounts from the composite does not make the composite performance misleading.

The investment results of the composite presented above are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor in the Fund. TimesSquare provided this composite performance information.


Pricing of Shares

The price of fund shares is based on each fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and for the Money Market Fund on Good Friday if banks are open.

The funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair values. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value.

VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.


Purchase and
Redemption of Shares

GENERAL INFORMATION

The funds presently offer various methods of purchasing shares (institutional class, premier class and retail class), enabling the funds to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. The differences in the fee structures among classes are the result of their separate fee arrangements for record keeping and distribution services. Different fees and expenses will affect performance.



FREQUENT TRADING

Frequent short-term trading of fund shares in response to fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a fund's investments. When market timing occurs, a fund may have to sell portfolio securities to raise the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell securities, so a fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it may be hard to predict how much cash a fund will have to invest. When, in the adviser's opinion, trading of fund shares would have a disruptive effect on portfolio management, the fund may refuse purchase orders and exchanges into the fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading or other factors. The fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that these procedures will be effective in limiting the practice of market timing in all cases.



INSTITUTIONAL CLASS SHARES

The institutional class does not impose any distribution or service fees, and is generally offered to institutional investors such as employer-sponsored retirement or savings plans that maintain an omnibus or pooled account with one or more funds. The institutional class does not provide individualized record keeping services for beneficial shareholders such as retirement plan participants.


HOW TO PURCHASE SHARES

Shares of each fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the net asset value per share of each class of each fund next determined after we receive your purchase order (see "Pricing of Shares"). The funds do not issue share certificates.


ELIGIBLE PURCHASERS


Retirement and Savings Plans
and Plan Participants

One or more of the funds may be available as investment options in employer-sponsored or other types of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a fund as an investment option.

Institutional Investors

Institutional investors investing in the institutional class of the funds (other than retirement or savings plan participants) should call CIGNA Funds Services at 1.800.541.5156, ext. 7884 to place orders. Purchase orders are priced as of the close of business on the day the order and immediately available funds are received by CIGNA Funds Services, provided it receives the order by 4:00 p.m. Eastern Time.

Institutional class shares are available to:


   o Separate accounts of Connecticut General Life Insurance Company ("CG Life") or other insurance companies that are offered to qualified employer-sponsored retirement plans, and to other employer-sponsored plans. To be eligible for the institutional class, the employer's plans must invest over $100 million in CIGNA Funds Group or in investment vehicles managed and record-kept by affiliates of CIGNA or Prudential Financial, Inc. ("Prudential"). Also, these plans are eligible to purchase institutional class shares if the plan sponsor confirms a good faith expectation that investments in CIGNA or Prudential managed assets by the sponsor and its plans will attain $100 million (using the higher of purchase price or current market value) within one year of initial purchase and if the plan sponsor agrees that institutional class shares may be redeemed and premier class shares purchased if that level is not attained.

   o Other institutional investors investing over $5 million in the specific series of CIGNA Funds Group in which the investor wishes to invest.

   o Subsidiaries and affiliates of CIGNA and Prudential.


In addition to the asset requirements described above, financial intermediaries or plan record keepers, including affiliates of CIGNA and Prudential, may require retirement plans to meet certain additional requirements, such as allocation of plan assets or a minimum level of assets per participant, in order to purchase shares of any class of the funds. Such intermediaries or record keepers may also require plans to pay additional charges for services provided.

Maintenance of Class Eligibility

In the event an investor does not maintain the minimum investment amounts for the institutional class (as a result of shareholder redemption, not loss in market value of fund shares), the funds may redeem the investor's shares. This redemption will have tax consequences unless the shares are owned in a tax-advantaged retirement account.


ADDITIONAL INFORMATION

Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, if in the judgment of fund management it is in the best interest of the fund, and may act on instructions believed to be genuine.

Each fund may convert from a portfolio directly holding investment securities to a "feeder" fund of a "master" fund having substantially the same objectives, policies and strategies as described in this prospectus if the Board of Trustees of the funds determines it is in the best interests of the fund and its shareholders to do so. If this were to happen, each fund would seek to achieve its investment objective by owning shares of a corresponding master fund, which in turn would own the types of securities and employ the types of policies and strategies described in this prospectus. A fund converting to a feeder fund would notify shareholders of this change.


HOW TO REDEEM SHARES


Retirement and Savings Plan Participants

Plan participants should contact their plan administrator for information on how to redeem fund shares.


Institutional Investors

Institutional investors in the institutional class (other than retirement or savings plan participants) should call CIGNA Funds Services at 1.800.541.5156, ext. 7884. Shares will be redeemed at the net asset value next determined after CIGNA Funds Services receives the redemption request.

FURTHER REDEMPTION INFORMATION

Redemptions from the funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the investor must furnish a taxpayer identification number and address. The funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and shares are issued before the investor's check has cleared, the transmittal of any proceeds from the redemption of the shares will occur upon clearance of the check, which may take up to 15 days.

Each of the funds reserves the right, as permitted by the Securities and Exchange Commission, to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or Securities and Exchange Commission may permit.

If the sale of fund shares you make during a 90-day period reach the lesser of $250,000 or 1% of fund assets, we can give you liquid securities from the fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


HOW TO EXCHANGE SHARES

If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at the respective net asset values of the funds involved.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Retirement or savings plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable retirement or savings plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.


TELEPHONE SERVICES

If you are a retirement or savings plan participant and have questions or want information about your plan account, contact your plan administrator.

Institutional investors in the institutional class should call 1.800.541.5156, ext. 7884.


DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund declares dividends daily and distributes dividends monthly. The Money Market Fund declares dividends to shareholders of record as of 11:45 a.m. eastern time on that day. Money Market Fund purchases made after 11:45 a.m. receive the dividend on the next business day after payment has been received. The TimesSquare Core Plus Bond Fund declares and distributes income dividends monthly and capital gain dividends, if any, annually. The other funds declare and distribute income and capital gain dividends, if any, annually, generally in December. A fund may be required to make an additional distribution in a year for operational or other reasons.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.


Tax Matters

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of income and short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, even though your dividends will be reinvested into the fund issuing the dividend.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.


Financial Highlights

The financial highlights tables are intended to help you understand the funds' institutional class financial performance for the past five years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                            For the Year Ended
                                                                December 31,
                                                    ---------------------------------
                                                          2003              2002
-------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                      $1.00              $1.00
Income from investment operations:
 Net investment income                                     0.01               0.01
 Net realized and unrealized gain on securities               -                (a)
-------------------------------------------------------------------------------------
    Total from investment operations                       0.01               0.01
-------------------------------------------------------------------------------------
Less dividends and distributions:
 Dividends from net investment income                    (0.01)             (0.01)
 Distributions from capital gains                             -                  -
-------------------------------------------------------------------------------------
  Total dividends and distributions                      (0.01)             (0.01)
-------------------------------------------------------------------------------------
  Net asset value, end of period                          $1.00              $1.00
=====================================================================================
  Total Return                                            0.76%(b)           1.36%
  Ratios to Average Net Assets
 Gross expenses                                           0.47%              0.45%
 Fees and expenses waived or borne by
   the Adviser                                            0.02%              0.00%
 Net expenses                                             0.45%              0.45%
 Net investment income                                    0.76%              1.36%
 Net assets, end of period (000 omitted)               $214,160           $189,902
-------------------------------------------------------------------------------------


(a)  Amount less than $0.01 per share
(b) Had the Adviser not waived or reimbursed a portion of the expenses, total return would have been reduced.

                               Money Market Fund
--------------------------------------------------------------------------------
                    For the Year/Period Ended December 31,
--------------------------------------------------------------------------------
                  2001               2000               1999
--------------------------------------------------------------------------------
                  $1.00              $1.00              $1.00
                   0.04               0.06               0.05
                    (a)                (a)                 (a)
--------------------------------------------------------------------------------
                   0.04               0.06               0.05
================================================================================
                 (0.04)             (0.06)              (0.05)
                      -                (a)                 (a)
--------------------------------------------------------------------------------
                 (0.04)             (0.06)              (0.05)
================================================================================
                  $1.00              $1.00               $1.00
================================================================================
                  3.81%(b)           6.12%(b)            4.87%(b)
                  0.49%              0.47%               0.52%
                  0.04%              0.02%               0.07%
                  0.45%              0.45%               0.45%
                  3.62%              5.94%               4.76%
               $184,060           $159,446            $178,234
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                           Balanced Fund
                                                          (sub-advised by
                                                      Wellington Management)(1)
                                    -----------------------------------------------------------
                                              For the Year/Period Ended December 31,
                                    -----------------------------------------------------------
                                     2003             2002            2001(e)        2000
-----------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                           $8.40             $9.68           $10.07        $10.00
Income from investment
  operations
Net investment income (loss)(d)        0.21              0.24(f)          0.24          0.27
Net realized and unrealized gain
  (loss) on investments                1.41            (1.28)           (0.41)          0.10
-----------------------------------------------------------------------------------------------
Total from investment operations       1.62            (1.04)           (0.17)          0.37
===============================================================================================
Less dividends and distributions:
Dividends from net
  investment income                  (0.26)            (0.24)           (0.22)        (0.30)
-----------------------------------------------------------------------------------------------
Total dividends and distributions    (0.26)            (0.24)           (0.22)        (0.30)
===============================================================================================
Net asset value, end of period        $9.76             $8.40            $9.68        $10.07
===============================================================================================
Total Return(a)                      19.27%          (10.77)%          (1.67)%         3.66%(b)
Ratios to Average Net Assets
Gross expenses                        1.83%             1.78%            1.72%         1.76%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor       1.03%             0.98%            0.92%         0.96%(c)
Net expenses                          0.80%             0.80%            0.80%         0.80%(c)
Net investment income (loss)(d)       2.34%             2.59%            2.49%         2.78%(c)
Portfolio Turnover                      50%               56%             104%           67%(b)
-----------------------------------------------------------------------------------------------
Net Assets, End of Period            $4,893            $4,094           $4,585        $4,663
-----------------------------------------------------------------------------------------------



(1)  Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f)  Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                            Large Cap Growth/
                                                          Morgan Stanley Fund(1)
                                    -------------------------------------------------------------
                                                For the Year/Period Ended December 31,
                                    -------------------------------------------------------------
                                     2003           2002            2001             2000
-------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                           $5.39           $7.44           $8.72           $10.00
Income from investment
  operations
Net investment income (loss)(d)        0.02            0.01             (A)(e)        (0.01)
Net realized and unrealized gain
  (loss) on investments                1.30          (2.06)          (1.28)           (1.27)
-------------------------------------------------------------------------------------------------
Total from investment operations       1.32          (2.05)          (1.28)           (1.28)
=================================================================================================
Less dividends and distributions:
Dividends from net
  investment income                  (0.01)               -               -                -
-------------------------------------------------------------------------------------------------
Total dividends and distributions    (0.01)               -               -                -
=================================================================================================
Net asset value, end of period        $6.70           $5.39           $7.44            $8.72
=================================================================================================
Total Return(a)                      24.49%        (27.55)%        (14.68)%         (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                        2.07%           2.18%           2.18%            1.79%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor       1.27%           1.38%           1.38%            0.99%(c)
Net expenses                          0.80%           0.80%           0.80%            0.80%(c)
Net investment income (loss)(d)       0.33%           0.21%           0.06%          (0.11)%(c)
Portfolio Turnover                     131%            149%             91%              75%(b)
Net Assets, End of Period
  (000 omitted)                      $3,154          $2,528          $3,347           $3,926
-------------------------------------------------------------------------------------------------



(1)  Commenced operations on January 20, 2000.

(A)  Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b)  Not annualized.
(c)  Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e)  Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                                Large Cap Value/
                                                            John A. Levin & Co. Fund(1)
                                      -------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                      -------------------------------------------------------------------
                                            2003             2002              2001            2000
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning
  of period                                 $7.41           $10.24            $10.85           $10.00
Income from investment
  operations
Net investment income(d)                     0.10(e)          0.09              0.11(e)          0.13
Net realized and unrealized gain
  (loss) on investments                      2.03           (2.84)            (0.57)             1.28
---------------------------------------------------------------------------------------------------------
Total from investment
  operations                                2.13            (2.75)            (0.46)             1.41
=========================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                   (0.11)           (0.08)            (0.15)           (0.56)
Distributions from net realized
  capital gains                                 -                -                 -                -
---------------------------------------------------------------------------------------------------------
Total dividends and
  distributions                            (0.11)           (0.08)            (0.15)           (0.56)
=========================================================================================================
Net asset value, end of period              $9.43            $7.41            $10.24           $10.85
=========================================================================================================
Total Return(a)                            28.74%         (26.85)%           (4.21)%           14.03%(b)
Ratios to Average Net Assets
Gross expenses                              1.51%            1.48%             1.47%            1.55%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor             0.71%            0.68%             0.67%            0.75%(c)
Net expenses                                0.80%            0.80%             0.80%            0.80%(c)
Net investment income(d)                    1.25%            1.17%             1.09%            1.05%(c)
Portfolio Turnover                            89%              44%               45%              62%(b)
Net Assets, End of Period
  (000 omitted)                            $4,981           $3,778            $4,915           $5,130
---------------------------------------------------------------------------------------------------------



(1) Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                      S&P 500(R) Index Fund(1)
                                 --------------------------------------------------------------------
                                                For the Year/Period Ended December 31,
                                 --------------------------------------------------------------------
                                    2003         2002           2001           2000         1999
-----------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                           $5.37        $7.01          $8.11         $10.09        $8.55
Income from investment
  operations
Net investment income(b)               0.09         0.08           0.12           0.14         0.11
Net realized and unrealized
  gain (loss) on investments           1.43       (1.64)         (1.10)         (0.98)        1.66
-----------------------------------------------------------------------------------------------------
Total from investment
  operations                           1.52       (1.56)         (0.98)         (0.84)        1.77
=====================================================================================================
Less dividends and
  distributions:
Dividends from net investment
  income                             (0.09)       (0.08)         (0.12)         (0.19)       (0.14)
Distributions from net realized
  capital gains                          -            -             (A)         (0.95)       (0.09)
-----------------------------------------------------------------------------------------------------
Total dividends and
  distributions                      (0.09)       (0.08)         (0.12)         (1.14)       (0.23)
=====================================================================================================
Net asset value, end of
  period                              $6.80        $5.37          $7.01          $8.11       $10.09
=====================================================================================================
Total Return(a)                      28.29%     (22.21)%       (12.08)%        (9.24)%       20.66%
Ratios to Average Net
  Assets
Gross expenses                        0.44%        0.44%          0.44%          0.38%        0.36%
Fees and expenses waived or
  borne by the Adviser
  or Distributor                      0.19%        0.19%          0.19%          0.13%        0.01%
Net expenses                          0.25%        0.25%          0.25%          0.25%        0.35%
Net investment income(b)              1.43%        1.35%          1.59%          1.46%        1.11%
Portfolio Turnover                       2%           4%             2%             9%           3%
Net Assets, End of Period
  (000 omitted)                    $138,017     $121,170       $155,364       $176,707     $352,417
-----------------------------------------------------------------------------------------------------



(1) All per share data for the S&P 500(R) Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                     Small Cap Growth/TimesSquare Fund(1)
                                    -----------------------------------------------------------------
                                                   For the Year/Period Ended December 31,
                                    -----------------------------------------------------------------
                                          2003             2002             2001           2000
-----------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                                $8.16           $10.00           $11.00        $10.00
Income from investment
  operations
Net investment income (loss)(d)           (0.09)(e)        (0.07)(e)        (0.06)         (0.01)
Net realized and unrealized gain
  (loss) on investments                     3.15           (1.77)           (0.94)          1.16
-----------------------------------------------------------------------------------------------------
Total from investment operations            3.06           (1.84)           (1.00)          1.15
=====================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                  (0.13)                -                -         (0.10)
Distributions from net realized
  capital gains                           (0.03)                -                -              -
Distributions from capital                     -                -                -         (0.05)
-----------------------------------------------------------------------------------------------------
Total dividends and distributions         (0.16)                -                -         (0.15)
=====================================================================================================
Net asset value, end of period            $11.06            $8.16           $10.00         $11.00
=====================================================================================================
Total Return(a)                           37.48%         (18.40)%          (9.09)%         11.51%(b)
Ratios to Average Net Assets
Gross expenses                             1.12%            1.45%            1.75%          1.81%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor            0.07%            0.40%            0.70%          0.76%(c)
Net expenses                               1.05%            1.05%            1.05%          1.05%(c)
Net investment income (loss)(d)          (0.86)%          (0.85)%          (0.66)%        (0.12)%(c)
Portfolio Turnover                           61%              57%             160%           140%(b)
Net Assets, End of Period
  (000 omitted)                         $324,742          $51,762           $9,441        $16,552
-----------------------------------------------------------------------------------------------------



(1) Commenced operations on January 21, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                                Small Cap Value/
                                                         Perkins, Wolf, McDonnell Fund(1)
                                    -------------------------------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                    -------------------------------------------------------------------------
                                          2003               2002               2001               2000
-------------------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                              $10.23            $12.15              $11.38              $10.00
Income from investment
  operations
Net investment income (loss)(d)            0.09(e)           0.07(e)             0.13(e)             0.34
Net realized and unrealized gain
  (loss) on investments                    4.09            (1.87)                2.38                2.59
-------------------------------------------------------------------------------------------------------------
Total from investment operations           4.18            (1.80)                2.51                2.93
=============================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                 (0.27)            (0.01)              (1.36)              (1.55)
Distributions from net realized
  capital gains                               -            (0.11)              (0.38)                   -
Distributions from capital                    -                 -                   -                   -
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions        (0.27)            (0.12)              (1.74)              (1.55)
=============================================================================================================
Net asset value, end of period           $14.14            $10.23              $12.15              $11.38
=============================================================================================================
Total Return(a)                          40.82%          (14.80)%              21.78%              29.22%(b)
Ratios to Average Net Assets
Gross expenses                            1.24%             1.54%               1.70%               1.98%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor           0.19%             0.49%               0.65%               0.93%(c)
Net expenses                              1.05%             1.05%               1.05%               1.05%(c)
Net investment income (loss)(d)           0.75%             0.64%               1.03%               1.69%(c)
Portfolio Turnover                          58%               42%                 59%                102%(b)
Net Assets, End of Period
  (000 omitted)                         $48,164           $11,913              $7,079              $5,812
-------------------------------------------------------------------------------------------------------------



(1) Commenced operations on January 20, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Per share numbers have been calculated using average shares.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                              International Blend/Bank of Ireland Fund(1)
                                    ------------------------------------------------------------
                                               For the Year/Period Ended December 31,
                                    ------------------------------------------------------------
                                       2003           2002            2001            2000
------------------------------------------------------------------------------------------------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                             $6.01           $7.46           $9.41           $10.00
Income from investment
  operations
Net investment income(d)                 0.10            0.08            0.07             0.07
Net realized and unrealized gain
  (loss) on investments                  1.63          (1.46)          (1.94)           (0.46)
------------------------------------------------------------------------------------------------
Total from investment operations         1.73          (1.38)          (1.87)           (0.39)
================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                               (0.11)          (0.07)          (0.08)           (0.11)
Distributions from net realized
  capital gains                             -               -               -                -
Distributions from capital                  -               -               -           (0.09)
------------------------------------------------------------------------------------------------
Total dividends and distributions      (0.11)          (0.07)          (0.08)           (0.20)
================================================================================================
Net asset value, end of period          $7.63           $6.01           $7.46            $9.41
================================================================================================
Total Return(a)                        28.79%        (18.50)%        (19.85)%          (3.84)%(b
Ratios to Average Net Assets
Gross expenses                          3.11%           3.19%           2.55%            2.59%(c)
Fees and expenses waived or borne
  by the Adviser or Distributor         2.06%           2.14%           1.50%            1.54%(c)
Net expenses                            1.05%           1.05%           1.05%            1.05%(c)
Net investment income(d)                1.55%           1.13%           0.91%            0.69%(c)
Portfolio Turnover                        18%             29%             12%              27%(b)
Net Assets, End of Period
  (000 omitted)                        $3,725          $2,855          $3,466           $4,326
------------------------------------------------------------------------------------------------



(1) Commenced operations on January 24, 2000.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.

(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS


                                                      TimesSquare/Core Plus Bond Fund
                                    -----------------------------------------------------------------
                                                  For the Year/Period Ended December 31,
                                    -----------------------------------------------------------------
                                          2003             2002              2001(c)           2000
                                    ----------------   ---------------   ----------------   ---------
Per Share Operating
  Performance:
Net asset value, beginning
  of period                              $10.19             $9.96             $10.27         $10.00
Income from investment
  operations
Net investment income(b)                   0.43(d)           0.45(d)            0.59(d)        0.63
Net realized and unrealized gain
  (loss) on investments                    0.33              0.41               0.29           0.34
-----------------------------------------------------------------------------------------------------
Total from investment operations           0.76              0.86               0.88           0.97
=====================================================================================================
Less dividends and distributions:
Dividends from net investment
  income                                 (0.61)            (0.62)             (1.12)          (0.69)
Distributions from net realized
  capital gains                               -            (0.01)             (0.07)          (0.01)
Distributions from capital                    -                 -                  -               -
-----------------------------------------------------------------------------------------------------
Total dividends and distributions        (0.61)            (0.63)             (1.19)          (0.70)
=====================================================================================================
Net asset value, end of period           $10.34            $10.19              $9.96          $10.27
=====================================================================================================
Total Return(a)                           7.66%             8.90%              8.80%           9.93%
Ratios to Average Net Assets
Gross expenses                            0.95%             0.80%              0.80%           0.83%
Fees and expenses waived or borne
  by the Adviser or Distributor           0.50%             0.35%              0.35%           0.38%
Net expenses                              0.45%             0.45%              0.45%           0.45%
Net investment income(b)                  4.24%             4.48%              5.69%           6.74%
Portfolio Turnover                         194%              396%               351%            310%
Net Assets, End of Period
  (000 omitted)                         $40,472          $101,734            $90,835         $83,540
-----------------------------------------------------------------------------------------------------



(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(d) Per share numbers have been calculated using average shares.

--------------------------------------------------------------------------------
For More Information
--------------------------------------------------------------------------------


For investors who want more information about the funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

            Prudential Retirement Brokerage Services, Inc.
            P.O. Box 150476
            Hartford, CT 06115-0476
            Telephone: 1.888.244.6237

Institutional investors should call 1.800.541.5156, ext. 7884.

Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

Information on the operation of the public reference room may be obtained by calling the Commission at 1.202.942.8090.


CIGNA FUNDS GROUP

Institutional Class

            (The Fund Investment Company Act File No. is 811-1646.)



                                                                          577419

                   Supplement to Prospectus dated May 1, 2004

The following changes apply to the Small Cap Value/Perkins, Wolf, McDonnell
Fund:

1. On page 35, the statement that the fund will typically be comprised of 55 to 66 holdings is changed to say that the fund will typically be comprised of up to 80 holdings.

2.   The following is added to the end of the first paragraph on page 35:
          Generally, the fund will sell a security if the issuer reaches $3 billion in market capitalization.

CIGNA FUNDS GROUP
--------------------------------------------------------------------------------

                          Money Market Fund

                          TimesSquare Core Plus Bond Fund

                          Balanced Fund (sub-advised by Wellington Management)

                   EQUITY FUNDS
                          Large Cap Growth/Morgan Stanley Fund
                          Large Cap Value/John A. Levin & Co. Fund
                          S&P 500(R) Index Fund
                          Small Cap Growth/TimesSquare Fund
                          Small Cap Value/Perkins, Wolf, McDonnell Fund


                          International Blend/Bank of Ireland Fund

                      STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2004

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses for the funds listed above (the "Funds"), series of CIGNA Funds Group ("CFG" or the "Trust") dated May 1, 2004, as may be amended from time to time. Much of the information contained in this document expands upon subjects discussed in the prospectus. No investment in shares of the funds should be made without first reading the prospectus. A copy of the prospectus of the Funds may be obtained by writing to CIGNA Funds Shareholder Services, 280 Trumbull Street, H10G, Hartford, Connecticut 06103.

The financial statements for CIGNA Funds Group for the year ended December 31, 2003, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2003 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference. The Funds' shareholder reports are available, without charge, upon request, by calling 1-800-528-6718. The shareholder reports contain a more complete discussion of the Funds' performance.

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST............................................1

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES............................1

CLASSIFICATION.................................................................1

INVESTMENT STRATEGIES AND RISKS................................................1

FUNDAMENTAL FUND POLICIES ....................................................24

MANAGEMENT OF THE TRUST.......................................................25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................29

INVESTMENT ADVISORY AND OTHER SERVICES........................................34

CODE OF ETHICS ...............................................................38

PROXY VOTING POLICIES.........................................................39

UNDERWRITER...................................................................39

CUSTODIAN AND TRANSFER AGENT..................................................40

SUB-ACCOUNTING SERVICES.......................................................40

INDEPENDENT ACCOUNTANTS.......................................................41

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................41

CAPITAL STOCK.................................................................42

PURCHASE, REDEMPTION AND PRICING OF SECURITIES................................42

TAX MATTERS...................................................................44

PERFORMANCE INFORMATION.......................................................45

REDEMPTIONS PAID IN CASH......................................................48

FINANCIAL STATEMENTS     .....................................................49

APPENDIX - DESCRIPTION OF BOND RATINGS........................................50

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Massachusetts business trust organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the Second Amended and Restated Master Trust Agreement dated as of July 28, 1998, and as further amended on October 29, 1999, September 24, 2002, October 22, 2002 and April 29, 2003. The Funds are series or separate portfolios of the Trust. The Board of Trustees of the Trust is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of the Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES

This Statement of Additional Information provides additional information about the investment policies and operations of the Funds. References in this Statement of Additional Information to the Adviser or investment adviser includes reference to the Funds' sub-advisers, as applicable.

CLASSIFICATION

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS

MONEY MARKET FUND

The primary types of money market instruments in which the Money Market Fund may invest are as follows:

U.S. GOVERNMENT DIRECT OBLIGATIONS.  Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCY SECURITIES. The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES. Asset backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT. A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS. Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). TimesSquare will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities.

These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

If TimesSquare Capital Management, Inc. ("TimesSquare") determines that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

RATING AGENCIES. The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2A-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

CORE PLUS BOND FUND AND BALANCED FUND

In pursuing their investment objectives, the Core Plus Bond Fund (the "Bond Fund") and Balanced Fund may invest in the following types of interest-bearing securities:

     (1) Marketable debt securities that are rated "investment-grade" at the time of purchase, i.e., within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

     (2)  U.S. Government securities, as described below.

     (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by TimesSquare or a Fund's sub-adviser (sometimes collectively referred to as the "Advisers") to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

     (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by TimesSquare to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

     (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The Bond Fund's and Balanced Fund's assets may also be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Bond Fund and Balanced Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts, foreign currency contracts and swap agreements, as described later in this Statement of Additional Information.

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

The Bond Fund and Balanced Fund may also invest in:

FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

BRADY BONDS. The Bond Fund and Balanced Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Bond Fund and Balanced Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

The Bond Fund and Balanced Fund have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Bond Fund will invest in convertible securities without regard to their credit rating.

MORTGAGE-BACKED SECURITIES. The Bond Fund and Balanced Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Fund and Balanced Fund may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations.

The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

ASSET-BACKED SECURITIES. The Bond Fund and Balanced Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of c current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

WHEN-ISSUED, DELAYED DELIVERY, FORWARD COMMITMENT AND "ROLL" TRANSACTIONS. The Bond Fund and the Balanced Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by its investment adviser in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund's other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchase may result in a form of leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. The Funds may also enter into "roll" transactions, which consist of the sale of mortgage-backed or other securities or forward commitments with a commitment (for which the Fund typically receives a fee) to purchase similar, but not identical, securities at a future date.

ZERO COUPONS, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Bond Fund and Balanced Fund may invest in Zero Coupon, Pay-In-Kind and Deferred Payment Securities. These securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Pay-In-Kind Securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities are securities that remain Zero Coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

STRUCTURED NOTES. The Bond Fund and Balanced Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to be come illiquid. The Fund will use Structured notes to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

PREFERRED STOCKS, COMMON STOCKS, WARRANTS. The Bond Fund and Balanced Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, TimesSquare will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, a Fund will not invest more than 10% of its assets in preferred stock.

The Bond Fund and Balanced Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that these Funds may not necessarily invest in instruments paying the highest available yield at a particular time. These Funds may, consistent with their investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. These Funds may also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations which may be held by these Funds, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of fixed income securities of the type in which these Funds may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

JUNK BONDS. As noted in the prospectus, the Bond Fund may purchase debt securities rated below investment grade, i.e., securities that are rated Ba or lower by Moody's Investors Services, Inc. or BB or lower by Standard & Poor's Corporation.

Included among the below investment-grade, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of below investment-grade bonds are typically higher than those associated with the purchase of high grade bonds.

Below investment-grade securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for below investment-grade bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of below investment-grade bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of below investment-grade bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for below investment-grade bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the below investment-grade bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. Below investment-grade bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of below investment-grade bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in below investment-grade bonds may further adversely affect the market for such bonds.

MUNICIPAL OBLIGATIONS. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

MUNICIPAL BONDS. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications - General Obligation Bonds and Revenue Bonds.

General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds - are a type of revenue bond and do not generally constitute the ledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

MUNICIPAL NOTES. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

Pre-Refunded Municipal bonds - are bonds no longer secured by the credit of the issuing entity having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

Tax Free Floating and Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

 EQUITY FUNDS AND BALANCED FUND


The following Funds are referred to as the "Equity Funds."


 Large Cap Growth/Morgan Stanley Fund
 Large Cap Value/John A. Levin Fund
 S&P 500 Index Fund
 Small Cap Growth/TimesSquare Fund
 Small Cap Value/Perkins, Wolf, McDonnell Fund
    (the name changed from Small Cap Value/Berger Fund on April 29, 2003) International Blend/Bank of Ireland Fund

In pursuing their investment objectives, the Equity Funds and the Balanced Fund may invest in the following types of securities, as well as in the types of securities identified above under "Bond Fund and Balanced Fund":

EQUITY SECURITIES. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all equity securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security. Convertible securities are discussed in further detail earlier in this document under "Core Plus Bond Fund and Balanced Fund."


Foreign Equity Securities. Foreign equity securities are equity securities of an issuer in a foreign country.

Additional Risks - Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Funds' Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Funds may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

MATTERS RELATING TO ALL FUNDS

The foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objective without the required shareholder vote as set forth in "Fundamental Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed in this Statement of Additional Information are eligible investments for each of the Funds.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. The Fund's investment adviser determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

BORROWING. Each Fund may borrow from banks or through reverse repurchase agreements in an amount up to 10% of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. A Fund will not purchase additional securities at any time that its outstanding borrowings exceed 5% of its total assets. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including futures on securities indices, baskets of securities, interest rates and foreign currencies.

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the fund anticipates a market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the Fund may sell stock index futures contracts. The S&P 500 Index Fund's use of stock index futures includes purchasing S&P 500 futures contracts pending investment in the S&P 500. The Large Cap Growth Fund may also purchase stock index futures contracts or related options in order to gain market exposure, but will limit its use of derivative products, including futures contracts and related options, for non-hedging purposes to 33 1/3% of its total assets (measured by the aggregate notional amount of outstanding derivative products).

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts. A Fund may also enter into futures contracts for non-hedging, speculative purposes as a means of implementing Fund strategy. For example, a Fund may invest in interest rate futures contracts as substitutes for investments in securities or to achieve desired portfolio characteristics.

In cases of purchases of futures contracts, an amount of cash or liquid assets, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash, cash equivalents or U.S. Government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on futures contracts. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase and, for the S&P 500(R) Index Fund, may purchase call options on S&P 500 futures contracts pending investment in the S&P 500 or to maintain liquidity. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The Funds may also seek to increase returns through options transactions (subject to the Large Cap Growth Fund's 33 1/3% limitation for non-hedging purposes discussed previously under "Futures Contracts"). The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract for non-bona fide hedging activities if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. There are several risks in connection with the use of futures contracts and related options as hedging devices and for speculative purposes. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.


Successful use of hedging instruments by a Fund is also subject to a Fund's investment adviser's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by the Funds' investment advisers of general market trends may not result in a completely successful hedging transaction.


It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of using futures contracts and related options cannot be foreseen and may cause the portfolio of a Fund to suffer losses which it would not otherwise sustain.

OPTIONS. The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Funds may invest; other financial instruments; and foreign currency. The Large Cap Growth Fund will limit its use of derivative products, including options transactions, for non-hedging purposes to 33 1/3% of its total assets. Various options may be purchased and sold on exchange or over the counter markets.

Each Fund may purchase put and call options. Purchasing a put option gives a Fund the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Fund also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Fund that has written an option receives a premium that increases the Fund's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying instrument above the exercise price of the option. By writing a put option, a Fund will be exposed to the amount by which the price of the underlying instrument is less than the strike price.

By writing an option, a Fund incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying instrument from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. The Funds may only write options that are "covered." A covered call option means that until the expiration of the option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying instrument; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying instrument; or (iii) a call option on the same underlying instrument with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position. In the case of a put option, the Fund will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying instrument with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by a Fund's Adviser, and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Fund's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments, and (ii ) possible lack of a liquid secondary market for an option.

FOREIGN CURRENCY TRANSACTIONS. A Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. In addition, a Fund may engage in currency exchange transactions for non-hedging, speculative purposes as a means of implementing Fund strategy. For example a Fund may engage in currency exchange transactions such as forward currency contracts as substitutes for investments in securities denominated in foreign currency.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options.

American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether a Fund's investment adviser determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FORWARD CURRENCY CONTRACTS. The Funds may invest in forward currency contracts. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of liquid assets, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.




LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on TimesSquare' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Fund's investment adviser to be of good standing. Furthermore, they will only be made if, in the investment adviser's judgment, the consideration to be earned from such loans would justify the risk.

The Funds' investment advisers understand that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SWAP AGREEMENTS. The Funds may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the fund's investment adviser, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

MONEY MARKET INSTRUMENTS, AND THE MONEY MARKET FUND. Each Fund may invest in U.S. Government Direct Obligations, U.S. Government Agency Securities, Certificates of Deposit, Commercial Paper and Repurchase Agreements. See " Money Market Fund" earlier in this Statement of Additional Information for a description of these instruments. Each Fund may also invest in the Money Market Fund. Funds investing in the Money Market Fund effectively do not pay advisory fees to the Money Market Fund and thus do not pay duplicative advisory fees, as TimesSquare waives a portion of its advisory fees due from those Funds in an amount that offsets the advisory fee it receives from the Money Market Fund in respect to those investments.

TEMPORARY INVESTMENTS. When a Fund's investment adviser believes that a change in economic, financial, or political conditions make it advisable, the Fund may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

POLICIES RELATING TO THE NAMES OF CERTAIN FUNDS. The following Funds have adopted the following policies (the "Name Policies"). These policies may be changed without shareholder approval.
     LARGE CAP GROWTH/MORGAN STANLEY FUND - Normally, the fund will invest at least 80% of its assets in equity securities of large cap companies.
     LARGE CAP VALUE/JOHN A. LEVIN & CO. FUND - Normally, the fund will invest at least 80% of its assets in equity securities of large cap U.S. companies.
     S&P 500(R) INDEX FUND - Normally, the fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 and long positions in exchange traded contracts on the S&P 500.

     SMALL CAP GROWTH/TIMESSQUARE FUND - Normally, the fund will invest at least 80% of its assets in equity securities of small cap companies.
     SMALL CAP VALUE/PERKINS, WOLF, MCDONNELL FUND - Normally, the fund will invest at least 80% of its assets in equity securities of small cap U.S. companies.
     TIMESSQUARE CORE PLUS BOND FUND - Normally, the fund will invest at least 80% of its total assets in fixed income securities issued by U.S. and foreign governments and companies and derivative instruments with similar economic characteristics. For purposes of the Core Plus Bond Fund's Name Policy, Money Market Fund shares will be considered fixed income securities.

Each of these Funds will provide its shareholders with at least 60 days prior notice of any change in its respective Name Policy. Any such notice will:
     1.   Be provided in plain English in a separate written document;
     2. Will contain the following statement, or similar clear and understandable statement, in bold-face type: "Important Notice Regarding Change in Investment Policy"; and
     3. The statement contained in 2 above also will appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, the statement will appear either on the notice or on the envelope in which the notice is delivered.

For purposes of these Name Policies, "assets" means a Fund's net assets, plus the amount of any borrowings for investment purposes.

A change in a Fund's definition of "large cap" or "small cap" shall not constitute a change in the Name Policy.


TURNOVER. The Core Plus Bond Fund had lower turnover in 2003 than in the two most recently completed fiscal years, primarily due to reduced trading in mortgage backed securities. The Large Cap Value Fund had higher turnover in 2003 than in the two most recently completed fiscal years, primarily due to portfolio restructuring by the portfolio manager.


FUNDAMENTAL FUND POLICIES

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. Borrow money or issue senior securities, except that a Fund may borrow to the extent permitted by the 1940 Act for temporary or emergency purposes or to satisfy redemption requests, and except that each Fund (other than the Money Market Fund and the S&P 500 Index Fund) may also borrow from banks in an amount not in excess of 33-1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

3. Concentrate 25% or more of its total assets in a particular industry, except the Money Market Fund may invest up to 100% of its assets in the financial services industry or in instruments issued by U.S. banks.

     This restriction does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

4. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although a Fund may purchase securities of issuers that deal in real estate, including real estate investment trusts, and may purchase securities that are secured by interests in real estate.

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
     (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

6. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities, including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

7. For the Money Market Fund and the S&P 500(R) Index Fund, with respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by a Fund, and for all other Funds, purchase the securities of any issuer if such purchase would cause more than 10% of any class of the outstanding voting securities of such issuer (taken at the time of such investment) to be held by a Fund.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

In applying the industry concentration restriction (number 3 above) the Small Cap Value Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

MANAGEMENT OF THE TRUST

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.


The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares, CIGNA Variable Products Group and CIGNA Investment Securities. Correspondence with any Trustee or officer may be addressed to the Trust, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10GC, Hartford, Connecticut, 06103.

             TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS


                                                                    NUMBER OF
                                                                    PORTFOLIOS IN   OTHER
                   POSITION    TERM OF           PRINCIPAL          FUND            DIRECTORSHIPS
NAME,              HELD        OFFICE** AND      OCCUPATION(S)      COMPLEX         HELD BY
ADDRESS*           WITH        LENGTH OF TIME    DURING PAST 5      OVERSEEN        TRUSTEE OR
AND AGE            FUND        SERVED            YEARS              BY TRUSTEE      NOMINEE
----------------   ---------   ---------------   ----------------   -------------   --------------
Russell H. Jones   Trustee     Trustee since     Senior Vice        14              none
                               1995              President, Chief
59                                               Investment
                                                 Officer and
                                                 Treasurer,
                                                 Kaman
                                                 Corporation
                                                 (helicopters
                                                 and aircraft
                                                 components,
                                                 industrial);
                                                 previously
                                                 Vice President
                                                 (Investor
                                                 Relations,
                                                 Public
                                                 Relations) and
                                                 Treasurer,
                                                 Kaman
                                                 Corporation

Paul J.            Trustee     Trustee since     Special
McDonald                       1995              Advisor to                         Granum Value
                                                 Board of           14              Fund; People's
                                                 Directors,                         Bank
60                                               Friendly Ice
                                                 Cream
                                                 Corporation
                                                 (family
                                                 restaurants
                                                 and dairy
                                                 products);
                                                 previously,
                                                 Senior
                                                 Executive Vice
                                                 President and
                                                 Chief
                                                 Financial
                                                 Officer,
                                                 Friendly Ice
                                                 Cream
                                                 Corporation

Marnie             Trustee     Trustee since     Diocesan           14              Boston
Wagstaff                       2001              Consultant,                        Mutual Life
Mueller                                          Episcopal                          Insurance
                                                 Diocese of                         Company
                                                 Connecticut;
67                                               previously,
                                                 Visiting
                                                 Professor of
                                                 Health
                                                 Economics,
                                                 Wesleyan
                                                 University

Carol Ann          Trustee     Trustee since     Director and       14              Reed &
Hayes                          2003              Head of Audit                      Barton
                                                 Committee,                         Corporation
59                                               Read & Barton
                                                 Corporation
                                                 (silversmith
                                                 company)

      TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE FUND, AND FUND OFFICERS


                                                                    NUMBER OF
                   POSITION    TERM OF           PRINCIPAL          PORTFOLIOS IN   OTHER
NAME,              HELD        OFFICE** AND      OCCUPATION         FUND            DIRECTORSHIPS
ADDRESS*           WITH        LENGTH OF         DURING PAST 5      COMPLEX         HELD BY
AND AGE            FUND        TIME SERVED       YEARS              OVERSEEN        TRUSTEE
----------------   ---------   ---------------   ----------------   -------------   -------------
Richard H.         Chairman    Trustee &         Senior                             Trustee of 14
Forde              of the      President         Managing           14              portfolios
                   Board of    since 1998        Director,                          in CIGNA
                   Trustees,                     CIGNA                              Mutual Fund
50                 President                     Investment                         Complex;
                                                 Management and                     Director of
                                                 TimesSquare                        various
                                                 Capital                            subsidiaries
                                                 Management,                        of CIGNA
                                                 Inc.                               Corporation


Alfred A.          Vice        Officer           CIGNA Funds
Bingham,           President   Since 1979        Treasurer;         14                    -
III                and                           Assistant Vice
                   Treasurer                     President,
59                                               TimesSquare
                                                 Capital
                                                 Management,
                                                 Inc.

Jeffrey S.         Vice        Officer           Senior
Winer              President   Since 1994        Counsel,           14                    -
                   and                           CIGNA
46                 Secretary                     Corporation



 * All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H10G Hartford, CT 06103.


** Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.


The following table sets forth the number of shares of the Funds and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the Trustees. The information provided is as of December 31, 2003. As of December 31, 2003, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Funds.



TRUSTEES WHO ARE NOT           DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
"INTERESTED PERSONS" OF THE    EQUITY SECURITIES   FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN
FUNDS                          IN THE FUNDS        FAMILY OF INVESTMENT COMPANIES
----------------------------   -----------------   --------------------------------------------------
Russell H. Jones               None                $ 10,001 - $ 50,000

Paul J. McDonald               None                $ 10,001 - $ 50,000

Marnie Wagstaff Mueller        None                $ 1 - $ 10,000

Carol Ann Hayes                None                $ 1 - $ 10,000

TRUSTEES WHO ARE "INTERESTED   DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
PERSONS" OF THE FUNDS          EQUITY SECURITIES   FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE IN
                               IN THE FUNDS        FAMILY OF INVESTMENT COMPANIES

Richard H. Forde               None                $ 1-$ 10,000



The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to the Trust's Trustees in 2003.

                          Aggregate           Total Compensation from Trust and
Name of Person,           Compensation from   CIGNA Fund Complex Paid to
Position with Trust       Trust               Trustees(d)
-----------------------   -----------------   ---------------------------------
Richard H. Forde                     0                          0

Carol Ann Hayes                  7,000                     23,650

Russell H. Jones (a)             9,400                     32,100

David P. Marks (b)                   0                          0

Paul J. McDonald (c)             9,400                     32,100

Marnie Wagstaff Mueller          9,400                     32,100
                                ------                    -------

                                35,200                    119,950
                                ======                    =======



(a) All but $7,631 of Mr. R. Jones' 2003 compensation was deferred under a plan for all CIGNA Funds in which he had an aggregate balance of $80,041 as of December 31, 2003.
(b)  Mr. Marks resigned from the Board and from CIGNA Corporation in April 2004.
(c) Mr. McDonald's balance in the deferred compensation plan was $121,177 as of December 31, 2003.
(d) There were three investment companies besides the Trust in the CIGNA fund complex.


 The Board of Trustees has three standing committees as follows:

AUDIT COMMITTEE

The Fund has an Audit Committee comprised of only "Independent Trustees" of the Funds (as defined in the regulations of the New York Stock Exchange) ("NYSE"), who are also not "interested persons" of the Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the "1940 Act"). The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year; makes recommendations to the full Board as to the firm of independent accountants to be selected; reviews the methods, scope and results of audits and fees charged by such independent accountants; and reviews the Funds' internal accounting procedures and controls. The Committee held four meetings in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones and McDonald (Chairperson), none of whom are interested persons of the Trust.


CONTRACTS COMMITTEE

The Contracts Committee reviews the performance of the investment adviser and sub-advisers for the Funds, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreements. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreements. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones (Chairperson) and McDonald, none of whom are interested persons of the Trust.

NOMINATING COMMITTEE

The Nominating Committee manages the development and maintenance of the Board's membership and organization; nominates for consideration by the shareholders or the Board candidates to serve as Trustees of the Funds; supervises the nomination of Trustees of the Funds and establishes and maintains policies regarding the selection of the nominees; and reviews periodically the compensation of Trustees paid by the Funds and recommends to the Board such adjustments therein as it deems appropriate. The Committee will consider Trustee nominees recommended by shareholders in accordance with the procedures set forth in the Trust's Nominating Committee Charter. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are interested persons of the Trust.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS



The Trust's Board of Trustees considered various factors in approving the advisory agreement with TimesSquare and the sub-advisory agreements with the various sub-advisers (collectively, the "Contracts").

INFORMATION RECEIVED BY THE TRUSTEES. TimesSquare provided the Trustees with various materials specifically relating to the Contracts. These materials included (1) information on the investment performance of the Funds, a peer group of mutual funds and an appropriate index or combination of indices, (2) sales and redemption data in respect of the Funds, (3) the economic outlook and the general investment outlook in the markets in which the Funds invest (4) advisory fees charged under the Contracts and information on fees charged by mutual funds with similar investment objectives, (5) the procedures employed to determine the value of the Funds' assets, (6) the allocation of the Funds' brokerage, including the use of "soft" commission dollars to pay for research and other similar services, (6) the resources devoted to and the record of compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost and character of non-investment management services provided by TimesSquare and its affiliates.

In considering the Contracts, the Board of Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees in connection with their approval of the Contracts include the following:

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees considered whether the Funds have operated within their investment objectives and their record of compliance with their investment restrictions. They also reviewed the Funds' investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

PERSONNEL AND METHODS. The Board of Trustees reviewed the background of the Funds' portfolio managers and the Funds' investment objectives and disciplines. The Board also considered the quality, reputation, and composite performance of each sub-adviser in managing their respective Fund and other accounts with similar investment strategies. The Board also considered TimesSquare's methodology and procedures for selecting and monitoring sub-advisers.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by TimesSquare and affiliated companies.

EXPENSES. The Board of Trustees considered each Fund's (and each class's) expense ratio and expense ratios of a peer group of mutual funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees considered the level of TimesSquare's profits in respect of the management of the Funds. The Board of Trustees also considered TimesSquare's profit margins in comparison with available industry data.

OTHER BENEFITS TO TIMESSQUARE. The Board of Trustees also considered the character and amount of fees paid by the Funds for services provided by affiliates of TimesSquare, including fees for services like sub-accounting, fund administration and direct shareholder services. They also considered payments under Rule 12b-1.

OTHER INFORMATION CONCERNING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS
Based on information furnished by the trustees who are not interested persons of the Funds, TimesSquare is not aware of any transactions, relationships or interests that any of the independent trustees have had with the underwriter for the Funds, any of the Advisers, or any of their "control persons" that would interfere with their independence from the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2004, record and beneficial owners of five percent or more of Fund shares were as follows:

MONEY MARKET FUND - INSTITUTIONAL CLASS


                                                                                                     PERCENTAGE OF
SHAREHOLDER                                               ADDRESS                                      OWNERSHIP
Small Cap Growth/TimesSquare Fund                         *                                                9.9%

Small Cap Value/Perkins, Wolf, McDonnell Fund             *                                                8.2%

CIGNA Healthplan of Texas, Inc.                           *                                                7.7%

CIGNA Healthplan of Florida, Inc.                         *                                                5.5%

CIGNA Healthplan of California, Inc.                      *                                               13.9%

Healthsource North Carolina, Inc.                         *                                                6.2%

S&P 500(R) Index Fund                                     *                                               12.1%

CIGNA HealthCare of New York, Inc.                        *                                                5.8%

LARGE CAP GROWTH FUND
- INSTITUTIONAL CLASS
Life Insurance Company                                    *                                               95.8%
of North America

LARGE CAP VALUE FUND
- INSTITUTIONAL CLASS
Fiserv, Inc.                                              **                                               7.1%

Life Insurance Company                                    *                                               92.9%
of North America

BALANCED FUND
- INSTITUTIONAL CLASS
Life Insurance Company                                    *                                               99.8%
of North America

SMALL CAP GROWTH FUND
- INSTITUTIONAL CLASS

BNY Western Trust Co. FBO Providence Health System        Two Union Square                                 5.9%
                                                          Suite 520
                                                          601 Union Street
                                                          Seattle, WA 98101

The Hartford Foundation for Public Giving                 Fleet National Bank, Trustee For                 7.8%
                                                          777 Main Street
                                                          Hartford, CT 06115

MEA, MESSA, MFA Financial Services                        1350 Kendale Blvd                                5.3%
Retirement Plan                                           East Lansing, MI  48826

Sears 401(K) Savings Plan                                 State Street Bank & Trust Co. as Trustee         9.9%
                                                          105 Roseman Avenue
                                                          Westwood, MA 02090

J.P. Morgan Chase Bank as Trustee for                     522 Fifth Avenue                                12.5%
United Benefit Group's Retirement Trust                   New York, NY 10036

Northern Trust Co., Trustee FBO UBSPW DB                  P.O. Box 92956                                   8.5%
TimesSquare 22-10180                                      Chicago, IL  60675

SMALL CAP VALUE FUND
- INSTITUTIONAL CLASS
Connecticut General Life Insurance Company,               *                                               99.7%
Separate Account SA-SVI

 INTERNATIONAL BLEND FUND
- INSTITUTIONAL CLASS
 Life Insurance Company                                   *                                               97.7%
of North America

S&P 500(R) INDEX FUND
- INSTITUTIONAL CLASS
ACE Property & Casualty Insurance Company                 Two Liberty Place                               51.0%
                                                          1601 Chestnut St.
                                                          Philadelphia, PA 19192

ACE American Insurance Company                            Two Liberty Place                               26.3%
                                                          1601 Chestnut St.
                                                          Philadelphia, PA 19192

Insurance Company                                         *                                                6.7%
of North America

Pacific Employers Insurance Company                       Two Liberty Place                               15.3%
                                                          1601 Chestnut St.
                                                          Philadelphia, PA 19192

CORE PLUS BOND FUND
- INSTITUTIONAL CLASS
Connecticut General Life Insurance Company - DC Segment   *                                               69.8%

CIGNA Behavioral Health of California                     *                                               15.1%

CIGNA Behavioral Health of Texas                          *                                               15.1%

MONEY MARKET FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                               100%

LARGE CAP GROWTH FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                              36.3%

Life Insurance Company                                    *                                               63.7%
of North America

LARGE CAP VALUE FUND
- PREMIER CLASS
Fiserv, Inc                                               **                                              53.7%

Life Insurance Company                                    *                                               46.3%
of North America

BALANCED FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                              13.0%

Life Insurance Company                                    *                                               87.0%
of North America

SMALL CAP GROWTH FUND
- PREMIER CLASS                                           996 AXP Financial Center
American Express Trust Company                            Minneapolis, MN 55474                           30.5%

Hallmark Cards Master Trust Plan                          State Street Corp. as Trustee                   19.3%
                                                          105 Rosemont Avenue
                                                          Westwood, MA 02106

Fiserv, Inc.                                              **                                               5.6%

JAS Er Co. c/o Bremer Trust                               4150 2nd Street South                            7.3%
                                                          P.O. Box 986
                                                          St. Cloud, MN 56302

Fidelity Investments Institutional                        100 Magellan Way                                32.3%
Operations Co., Inc.                                      Covington, KY 41015

SMALL CAP VALUE FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                              15.0%

Connecticut General Life Insurance Company,               *                                               85.0%
Separate Account SA-SVP

INTERNATIONAL BLEND FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                              32.1%

Life Insurance Company                                    *                                               67.9%
of North America

S&P 500(R) INDEX FUND
- PREMIER CLASS
Fiserv, Inc.                                              *                                                100%

CORE PLUS BOND FUND
- PREMIER CLASS
Fiserv, Inc.                                              **                                               100%

MONEY MARKET FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                               100%

LARGE CAP GROWTH FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                               100%

LARGE CAP VALUE FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                               100%

BALANCED FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                              82.5%

Life Insurance Company                                    *                                               17.5%
of North America

SMALL CAP GROWTH FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                               100%

SMALL CAP VALUE FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                              54.8%

Connecticut General Life Insurance Company,               *                                               45.2%
Separate Account SA-SVR

INTERNATIONAL BLEND FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                              71.8%

Life Insurance Company                                    *                                               28.2%
of North America

S&P 500 INDEX FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                               100%

CORE PLUS BOND FUND
- RETAIL CLASS
Fiserv, Inc.                                              **                                              95.7%

*    c/o CIGNA Corporation, 280 Trumbull Street, H-10G, Hartford, CT 06103


** Fiserv, Inc. owns all Fund shares on behalf of brokerage account customers, and not beneficially. Fiserv, Inc.'s address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103

Owners of 25% or more of the class of shares of the Fund are deemed to control that class of the Fund.

The Trustees and officers do not own any Fund shares directly.

SECURITY OWNERSHIP OF CIGNA


LARGEST SECURITY HOLDERS: This table lists the only shareholders that we know beneficially owned more than five percent of CIGNA Corporation's common stock as of December 31, 2004. We prepared the table using information from Schedules 13G filed by the beneficial owners listed and other sources.



NAME AND ADDRESS OF                       AMOUNT AND NATURE   PERCENT
BENEFICIAL OWNER                            OF OWNERSHIP      OF CLASS
---------------------------------------   -----------------   --------
Capital Research and Management Company   10,820,000 shares     7.70%
333 S. Hope Street
Los Angeles, CA  90071

Barclays PLC                               8,312,304 shares     5.92%
45 Fremont Street
San Francisco, CA  94105


INVESTMENT ADVISORY AND OTHER SERVICES


The investment adviser to the Funds is TimesSquare Capital Management, Inc. (TimesSquare), an indirect, wholly-owned subsidiary of CIGNA Corporation. TimesSquare also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA, in considering its strategic alternatives, may sell TimesSquare or pursue other options. TimesSquare's mailing address is Four Times Square, 25th Floor, New York, New York 10036.


SUB-ADVISERS

TimesSquare hires investment sub-advisers who (subject to the control of the Board of Trustees) independently manage the investment operations of certain of the funds and determine what investments that fund will purchase and sell. The sub-advisers have no affiliations with TimesSquare other than as discretionary managers for a Fund's portfolio, except some sub-advisers (and their affiliates) may effect brokerage transactions for the Funds. Also, some sub-advisers may manage other portfolios for affiliates of TimesSquare. These sub-advisers, and the Funds they manage, are:

BALANCED FUND (SUB-ADVISED BY WELLINGTON MANAGEMENT)

Wellington Management Company, LLP has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

LARGE CAP GROWTH/
MORGAN STANLEY FUND
Morgan Stanley Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.

LARGE CAP VALUE/
JOHN A. LEVIN & CO. FUND
John A. Levin & Co, One Rockefeller Plaza, 19th Floor, New York, New York 10020, is an advisory firm founded in 1982. Levin is an indirect wholly-owned subsidiary and the primary asset of BKF Group, Inc.

SMALL CAP VALUE/PERKINS, WOLF, MCDONNELL FUND

Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206 serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. Janus has been in the investment advisory business since 1969. Janus has in turn hired Perkins, Wolf, McDonnell and Company, LLC ("PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604 to manage the investment operation of the fund. Janus is a Delaware limited liability company and is a majority-owned subsidiary of Janus Capital Group Inc. ("JCG"). PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell and Company. JCG currently holds a 30% ownership interest in PWM.


INTERNATIONAL BLEND/BANK OF IRELAND FUND
Bank of Ireland Asset Management (U.S.) Limited ("BIAM-US"), 75 Holly Hill Lane, Greenwich, CT 06830 (North American office); 26 Fitzwilliam Place, Dublin 2, Ireland (Ireland office). BIAM-US serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. BIAM-US is an indirect wholly owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide.

TimesSquare (not the funds) pays each sub-adviser its respective sub-advisory fee.

Pursuant to the Master Investment Advisory Agreement between the Trust and TimesSquare, TimesSquare manages the investment and reinvestment of the assets of the Funds that do not have sub-advisers. Each sub-adviser has this responsibility for its particular fund. TimesSquare is also responsible for evaluating and monitoring the performance of the sub-advisers.

Subject to the control and periodic review of the Board of Trustees of the Trust, TimesSquare and the sub-advisers determine what investments shall be purchased, held, sold or exchanged for the account of the Funds. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by TimesSquare, including compensation and expenses of Trustees who are not directors, officers or employees of TimesSquare or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

TimesSquare, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and the Fund. The Trust and other registered investment companies advised by TimesSquare have agreed to reimburse TimesSquare for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. TimesSquare has estimated that in 2004 the total expenses of the Office of the Treasurer for all funds in the CIGNA fund complex will not exceed $760,000 and the expenses of the Office of the Secretary are not expected to exceed $207,000. The portion of these expenses allocated to each Fund for calendar year 2004 are not expected to exceed the following amounts:



                             Office of       Office of
                           the Treasurer   the Secretary
                           -------------   -------------
Money Market Fund            $ 156,094        $ 42,515
Core Plus Bond Fund          $  25,030        $  6,817
S&P 500 Index Fund           $  29,863        $  8,134
Large Cap Growth Fund        $  17,106        $  4,659
Large Cap Value Fund         $  19,743        $  5,337
Small Cap Growth Fund        $ 113,718        $ 30,973
Small Cap Value Fund         $  41,201        $ 11,222
Balanced Fund                $  17,692        $  4,819
International Blend Fund     $  16,426        $  4,474



In 2003 the costs reimbursed by the Funds for the Office of the Treasurer and the Office of the Secretary totaled $509,916. The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.


As full compensation for the investment management and all other services rendered by TimesSquare (except as described above), each Fund pays TimesSquare a separate fee computed daily and paid monthly (excluding fee waivers and reimbursement arrangements) at annual rates based on a percentage of the value of the applicable Fund's average daily net assets as follows:

Money Market Fund          0.35%
Core Plus Bond Fund        0.60%
Balanced Fund              0.75%
Large Cap Growth Fund      0.80%
Large Cap Value Fund       0.75%
Large Cap Index Fund       0.25%
Small Cap Growth Fund      1.00%
Small Cap Value Fund       1.00%
International Blend Fund   1.00%


Trust-wide expenses not identifiable to any particular series of the Trust will be allocated among the series. TimesSquare has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed a percentage of the value of the Fund's average daily net assets, as follows:
                           Institutional   Premier   Retail
                           Class           Class     Class
                           -------------   -------   ------
Money Market fund              0.45%        0.70%     0.95%
Core Plus Bond Fund            0.45%        0.85%     0.95%
Balanced fund                  0.80%        1.00%     1.25%
Large Cap Growth Fund          0.80%        1.00%     1.25%
Large Cap Value Fund           0.80%        1.00%     1.25%
S&P 500(R) Index Fund           0.25%        0.35%     0.60%
Small Cap Growth Fund          1.05%        1.25%     1.50%
Small Cap Value Fund           1.05%        1.25%     1.50%
International Blend Fund       1.05%        1.25%     1.50%


TimesSquare can terminate its agreement to waive fees and reimburse expenses at any time.


TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The following is a list of the Funds' remaining liability and respective dates of expiration:


                           REMAINING    EXPIRES   EXPIRES   EXPIRES
                           CONTINGENT   DURING    DURING    DURING
                           LIABILITY     2004      2005      2006
          FUND              (000'S)     (000'S)   (000'S)   (000'S)
------------------------   ----------   -------   -------   -------
Balanced Fund               $   391      $ 116     $ 129     $ 146

    Institutional               130         42        43        45
    Premier                     142         48        45        49
    Retail                      119         26        41        52

Large Cap Growth Fund           424        134       141       149

    Institutional               122         48        39        35
    Premier                     150         55        48        47
    Retail                      152         31        54        67

Large Cap Value Fund            341         93       110       138

    Institutional                90         32        28        30
    Premier                     129         40        42        47
    Retail                      122         21        40        61

S&P 500(R) Index Fund           957        357       301       299

    Institutional               737        252       253       232
    Premier                      17          4         5         8
    Retail                      203        101        43        59

Small Cap Growth Fund           409        128       140       141

    Institutional               275         64        97       114
    Premier                      84         41        22        21
    Retail                       50         23        21         6

Small Cap Value Fund            361        114       124       123

    Institutional               127         43        34        50
    Premier                     125         47        42        36
    Retail                      109         24        48        37

International Blend Fund        542        146       199       197

    Institutional               188         58        67        63
    Premier                     253         69        95        89
    Retail                      101         19        37        45

Core Plus Bond Fund           1,004        309       348       347

    Institutional               967        307       341       319
    Premier                      14          1         3        10
    Retail                       23          1         4        18

Money Market Fund               232        146        --        86

    Institutional               101         68        --        33
    Premier                       4         --        --         4
    Retail                      127         78        --        49



The Funds incurred management fees for the years ended December 31, 2003, 2002 and 2001 as follows:



(000 OMITTED)                                                                                          MANAGEMENT FEES NET OF
                                                                                                           WAIVERS AND/OR
                             MANAGEMENT FEES             FEE WAIVERS            REIMBURSEMENTS             REIMBURSEMENTS
                      ---------------------------   ----------------------   --------------------   ---------------------------
       FUND             2001      2002      2003     2001    2002    2003    2001    2002    2003     2001      2002      2003
-------------------   -------   -------   -------   -----   -----   ------   ----   -----   -----   -------   -------   -------
Money Market          $ 1,410   $ 1,733   $ 1,926   $ 146   $  (4)   $  86     --      --           $ 1,264   $ 1,737   $ 1,840

Core Plus Bond        $   461   $   530   $   389   $ 309   $ 348    $ 347     --      --           $   152   $   182   $    42

Balanced              $    91   $    95   $   104   $  91   $  95    $ 104   $ 25   $  34   $  42   $   (25)  $   (34)  $   (42)

Large Cap Growth      $    76   $    80   $    93   $  76   $  80    $  93   $ 58   $  61   $  56   $   (58)  $   (61)  $   (56)

Large Cap Value       $    98   $   114   $   143   $  93   $ 110    $ 138     --      --           $     5   $     4   $     5

S&P 500 Stock Index   $   355   $   335   $   343   $ 355   $ 323    $ 337   $  6      --           $    (6)  $    12   $     6

Small Cap Growth      $   175   $   345   $ 2,021   $ 128   $ 140    $ 141     --      --           $    47   $   205   $ 1,880

Small Cap Value       $   169   $   241   $   605   $ 114   $ 124    $ 123     --      --           $    55   $   117   $   482

International Blend   $    93   $    92   $    95   $  93   $  92    $  95   $ 54   $ 110   $ 105   $   (54)  $  (110)  $  (105)

From its advisory fees received from the Funds, TimesSquare pays all fees to the sub-advisers for their investment selection services. Quarterly, each sub-adviser is paid the pro rata portion of an annual fee, based on the average for the quarter of the Fund's assets allocated to the sub-adviser. For the years ended December 31, 2003, 2002 and 2001, management fees incurred to the sub-advisers of the Funds were:



                                                   $ AMOUNT PAID (000 OMITTED)        ANNUAL RATE
                                                   ---------------------------   ---------------------
FUND                            SUB-ADVISER            2001    2002    2003       2001    2002    2003
-----------------------------   ----------------       ----   -----   -----      -----   -----   -----
Balanced Fund(1)                INVESCO                $ 51      --      --         --      --      --

Balanced Fund(1)                Wellington Mgmt*       $ 10   $  43   $  47       0.33%   0.33%   0.33%

Large Cap Growth Fund(1)        MSIM                   $ 40   $  41   $  48      0.405%  0.405%  0.405%

Large Cap Value Fund(1)         Levin                  $ 42   $  48   $  60       0.30%   0.30%   0.30%

Small Cap Value Fund(1), (2)    Janus/Perkins,         $ 89   $ 131   $ 331       0.50%   0.50%   0.50%
                                Wolf, McDonnnell

Small Cap Growth Fund(1), (3)   Fiduciary                --      --      --         --      --      --

International Blend Fund (1)    BIAM                   $ 48   $  48   $  48       0.50%   0.50%   0.50%


(1)  Commenced operations in 2000.
(2)  Commencing May 1, 2003 the Fund's sub-adviser is Janus Capital Management
     LLC.
(3) From inception to September 7, 2000, the Fund was sub-advised by Fiduciary International, Inc. ("Fiduciary").
* Wellington Management began sub-advising the Balanced Fund on October 1, 2001, replacing Invesco.

TimesSquare may make payments from its management fee, its past profits, or any source available to broker-dealers and other financial intermediaries for their distribution assistance.

The Master Investment Advisory Agreement provides that it will continue from year to year as to the Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any series of the Trust, by vote of a majority of the outstanding voting securities of that series, or (b) by TimesSquare upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust would be obliged to change its name to eliminate the word "CIGNA" (to the extent it could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.


CODE OF ETHICS

The Trust and its investment adviser and sub-advisers have adopted codes of ethics under rule 17j-1 of the 1940 Act. These codes permit personnel subject to these codes to invest in securities, including securities that may be purchased or held by the Funds, provided that personnel comply with applicable pre-clearance and blackout procedures under their respective code of ethics.


PROXY VOTING POLICIES
The polices and procedures (or summaries of the policies) used by TimesSquare and the sub-advisers to determine how to vote proxies are included with this Statement of Additional Information. Beginning August 31, 2004, the

Funds' proxy voting record for the most recent 12 month period ending June 30, 2004 will be available without charge, upon request by calling 1.800.528.6718.


UNDERWRITER


Prudential Retirement Brokerage Services, Inc. ("PRBS") serves as the Trust's distributor pursuant to a distribution contract, which is subject to annual approval by the Board of Trustees. PRBS is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PRBS' address is 280 Trumbull Street, Hartford, CT 06103. The distribution contract is terminable without penalty, at any time, by the Trust upon 60 days' written notice to PRBS or by PRBS upon 60 days' notice, to the Trust. PRBS is not obligated to sell any specific amount of Trust shares. Pursuant to the distribution contract, PRBS continuously offers Fund shares. PRBS receives no compensation from the Funds for its services other than Rule 12b-1 compensation and sub-accounting services compensation for certain classes of shares pursuant to the Funds' Rule 12b-1 Distribution Plan and its Sub-Accounting Agreement.

Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Retail Class of each Fund to pay for services provided to Retail Class shareholders. Each Retail Class will pay PRBS 25% annually of its average daily net assets for providing shareholder services to retail class shareholders, such as receiving and processing orders, answering questions and handling correspondence from shareholders about their accounts, and similar account administrative services, and for activities intended to result in distribution of Fund shares. The plan compensates PRBS regardless of PRBS' actual expenses.


The principal types of shareholder service activities that providers will furnish under the plan include receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account and other records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administration services.

The principal types of distribution activities that providers will furnish under the plan are formulating and implementing marketing and promotional activities; printing and distributing prospectuses to prospective shareholders, and other activities primarily intended to result in the sale of shares.

The Bond Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows its Premier Class to pay CFS 0.15% annually of its average daily net assets for providing shareholder services to premier class shareholders and activities intended to result in distribution of Bond Fund shares, as described above.

The Funds anticipate that the plans will result in increased sales of Fund shares and an increase in the amount of assets in the Funds, permitting various Fund expenses (such as custodian fees, audit and legal fees, trustee fees) to be spread across a larger shareholder base and amount of assets, permitting greater economies of scale.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have a direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Funds or the relevant class of the Funds, as the case may be.

Under the 12b-1 plan, the Retail (and, for the Bond Fund, also the Premier class) classes of the Funds incurred 12b-1 fees to CIGNA Financial Services, Inc. (the Funds' underwriter during 2003) for the year ended December 31, 2003 as follows:



                           12b-1 Fees Paid (000
Fund                             omitted)
------------------------   --------------------
Money Market Fund                  877
Core Plus Bond Fund                  8
Balanced Fund                       13
Large Cap Growth Fund               13
Large Cap Value Fund                22
S&P 500 Index Fund                  82
Small Cap Growth Fund               21
Small Cap Value Fund                48
International Blend Fund             5


CUSTODIAN AND TRANSFER AGENT

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

SUB-ACCOUNTING SERVICES


The Funds have entered into a Sub-Accounting Agreement with PRBS where PRBS will provide, or arrange for others to provide, sub-accounting services to Premier and Retail Class shareholders of each Fund. PRBS may compensate financial institutions that are dealers of record or holders of record or that have a servicing relationship with Fund shareholders. These services include maintaining books and records for each beneficial owner of Premier and Retail Class shares, preparing and mailing summary monthly statements, generating and mailing confirmations of each purchase and sale and other customary sub-accounting services.

For providing these services, the Premier and Retail Class of each Fund pay PRBS 0.20% of its average daily net assets per annum, except the Money Market, Core Plus and International Blend Funds pay 0.25%.

Under the sub-Accounting Agreement, the Funds' Premier and Retail classes paid CIGNA Financial Services, Inc. (the Funds' underwriter during 2003) the following amounts during the year ended December 31, 2003.



Fund                       Sub-Accounting Fees (000 omitted)
------------------------   ---------------------------------
Money Market Fund                         904
Core Plus Bond Fund                        12
Balanced Fund                              20
Large Cap Growth Fund                      18
Large Cap Value Fund                       31
S&P 500 Index Fund                         75
Small Cap Growth Fund                      79
Small Cap Value Fund                       75
International Blend Fund                   16

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP acts as independent accountant for the Trust. Its offices are at 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements and financial highlights of the Trust's series and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.


BROKERAGE ALLOCATION AND OTHER PRACTICES

With respect to Fund transactions, it is the policy of TimesSquare and the sub-advisers (the "Advisers") on behalf of their clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, the Advisers will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The Advisers will determine, generally without limitation, the brokers/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The Advisers may select a broker/dealer who may receive a commission or in the case of riskless principal transactions, transaction costs, for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by the Advisers. Research services may include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Where a research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, the Advisers allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business. Research services may be used in advising all accounts advised by the Advisers, and not all such services are necessarily used by an Adviser in connection with the specific account that paid commissions to the broker/dealer providing such services.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

The Funds paid the following amounts of brokerage commissions during the last three years ended December 31:


(000 OMITTED)
Fund                       2001    2002    2003
------------------------   ----   -----   -----
Core Plus Bond Fund        $ --   $  --   $  --
Balanced Fund              $ 19   $  11   $   9
Large Cap Growth Fund      $ 17   $  47   $  46
Large Cap Value Fund       $ 22   $  30   $  64
S&P 500 Index Fund         $  3   $  20   $   8
Small Cap Growth Fund      $ 32   $ 173   $ 967
Small Cap Value Fund       $ 33   $ 119   $ 276
International Blend Fund   $  4   $  91   $   5

The Large Cap Growth Fund paid the following commissions to an affiliated broker dealer for the year ended December 31, 2003: $27

The Money Market Fund paid no brokerage commissions in 2003, 2002 or 2001.


Neither the Trust nor any Adviser presently allocates brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor TimesSquare utilizes an affiliated broker or dealer in effecting Fund portfolio transactions and does not recapture commissions paid in such transactions.

CAPITAL STOCK

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

The Institutional, Premier and Retail classes of the Funds represent interests in each Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges, and the Premier and Retail classes have exclusive voting rights on matters relating to their record keeping arrangements and distribution plans.

Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Funds are sold on a continuous basis without any initial sales charge at the Fund's net asset value per share.

RETIREMENT AND SAVINGS PLAN PARTICIPANTS. The Funds may be available as an investment option in employer-sponsored or other type of retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Fund as an investment option.


BROKERAGE ACCOUNT PURCHASES. All investors other than affiliates of CIGNA Corporation or employer sponsored or other type of retirement or savings plan participants or institutional investors eligible to invest in the Institutional Class or Premier Class must purchase shares through PRBS, the Fund's underwriter, or a dealer who has entered into a dealer agreement with PRBS. Orders placed through a brokerage representative are priced as of the close of business on the day the order is received by PRBS or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders.


Institutional investors eligible to purchase Institutional Class or Premier Class shares must place orders through CIGNA Funds shareholder services.

The Funds reserve the right to revise their redemption procedures on 30-days' notice. The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

PRICING. Each Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the fund. Net assets are the excess of a Fund's assets over its liabilities.

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as they use this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

TAX MATTERS

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

The series of shares of the Trust is treated as a separate association taxable as a corporation.


Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).


Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, the Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.
Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

PERFORMANCE INFORMATION

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

     Advertising Age             Financial Times           Kiplinger
     Barron's                    Financial Weekly          Money
     Barron's/Nelson's           Financial World           Mutual Fund Forecaster
     Best's Review               Forbes                    Nation's Business
     Broker World                Fortune                   New York Times
     Business Week               Global Investor           Pension World
     Changing Times              Hartford Courant          Pensions & Investments
     Christian Science Monitor   Institutional Investor    Personal Investor
     Consumer Reports            Insurance Forum           Philadelphia Inquirer
     Economist                   Insurance Weekly          The Times (London)
     Equity International        International Business    USA Today
     FACS of the Week             Week                     U.S. News & World Report
     Far Eastern                 Investing                 Wall Street Journal
     Economic Review             Investor's Chronicle      Washington Post
     Financial Adviser           Investor's Daily          CNN
     Financial Planning          Journal of the American   CNBC
     Financial Product News       Society of CLu & ChFC    PBS
     Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

     Bank Rate Monitor
     Lipper Analytical Services          Stanger Report
     CDA Investment Technologies, Inc.   Weisenberger
     Frank Russell Co.                   Micropal, Ltd.
     InterSec Research                   Donoghues
     Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

     Standard & Poor's 400 Index
     Standard & Poor's 500 Stock Index   Bond Buyer Index
     Dow Jones Industrial Average        NASDAQ
     EAFE Index                          COFI
     Consumer Price Index                First Boston High Yield Index
     Lehman Bond Indices

Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

     10 year Treasuries
     30 year Treasuries
     90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

TOTAL RETURN QUOTATIONS

The standard formula for calculating total return, as described in the prospectus, is as follows:

                                   P(1+T)(n)=ERV

Where  P     =  A hypothetical initial payment of $1,000.
       T     =  average annual total return.
       (n)   =  number of years.
       ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where  P     =  A hypothetical initial payment of $1,000.
       V     =  cumulative total return.
       ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

The average annual total returns for each of the Funds (institutional, premier and retail classes), for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 2003, were as follows:

                            PERIODS ENDED DECEMBER 31, 2003   INSTITUTIONAL CLASS
                            -------------------------------   -------------------
                             1 YEAR    5 YEARS    10 YEARS      SINCE INCEPTION
                             ------    -------    ---------   --------------------
Money Market Fund             0.76%     3.37%       4.09%            5.84%

Core Plus Bond Fund           7.66%       --          --             8.82%

Balanced Fund*               19.27%       --          --             2.08%

Large Cap Growth Fund*       24.49%       --          --            -9.62%

Large Cap Value Fund*        28.74%       --          --             0.72%

S&P 500 Index Fund           28.29%     -.80%         --             4.82%

Small Cap Growth Fund*       37.48%       --          --             3.31%

Small Cap Value Fund*        40.82%       --          --            17.48%

International Blend Fund*    28.79%       --          --            -5.24%


  * commenced operations in 2000.


                            PERIODS ENDED DECEMBER 31, 2003   PREMIER CLASS
                            -------------------------------   ---------------
                             1 YEAR    5 YEARS    10 YEARS    SINCE INCEPTION
                            -------    --------   ---------   ---------------
Money Market Fund*            0.51%       --         --            2.70%

Core Plus Bond Fund*          7.31%       --         --            8.63%

Balanced Fund*               19.08%       --         --            1.90%

Large Cap Growth Fund*       24.34%       --         --           -9.77%

Large Cap Value Fund*        28.47%       --         --            0.52%

S&P 500 Index Fund*          28.48%       --         --           -5.20%

Small Cap Growth Fund*       37.53%       --         --            3.19%

Small Cap Value Fund*        40.53%       --         --           17.24%

International Blend Fund*    28.56%       --         --           -5.47%


  * commenced operations in 2000.

                            PERIODS ENDED DECEMBER 31, 2003    RETAIL CLASS
                            -------------------------------   ---------------
                             1 YEAR    5 YEARS    10 YEARS    SINCE INCEPTION
                            -------    --------   ---------   ---------------
Money Market Fund**           0.26%       --         --             2.76%

Core Plus Bond Fund*          7.20%       --         --             8.52%

Balanced fund*               18.79%       --         --             1.64%

Large Cap Growth Fund*       24.06%       --         --           -10.00%

Large Cap Value Fund*        28.09%       --         --             0.26%

S&P 500 Index Fund           27.97%       --         --            -5.54%

Small Cap Growth Fund*       37.02%       --         --             2.91%

Small Cap Value Fund*        40.07%       --         --            16.95%

International Blend Fund*    28.22%       --         --            -5.83%


  * commenced operations in 2000.
 ** commenced operations in 1999.

Over time, the S&P 500 Index Fund expects the correlation between the performance of the Fund and the S&P 500 Index to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the index. Because the Fund incurs operating expenses, as opposed to the index, a perfect correlation of 1.00 is unlikely to be achieved. The S&P 500 Index Fund re-balances to the S&P 500 Index no less frequently than quarterly, and as companies are added to or removed from the index.

YIELD QUOTATIONS

The standard formula for calculating yield for each Fund except the Money Market Fund, as described in the Prospectus, is as follows:

                                                     6
                        YIELD = 2[((a-b)/(c x d) + 1) -1]

Where:

a    =    dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

b    =    expenses accrued during period (net of reimbursements).

c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.

d    =    the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:


                                Y = V1 - V0 x 365
                                    -------   ---
                                      V(0)     7

Where  Y      =    7 day annualized yield.
       V(0)   =    the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a stated
                   seven-day period.
       V1     =    the value of such an account at the end of the stated period.
   V1 - V0    =    base period return.
   -------
     V(0)


The annualized yield for the CIGNA Money Market Fund for the 7 days ended December 31, 2003 was 0.63% (institutional class), 0.38% (premier class) and 0.13% (retail class).


The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:

                              EY = [(Y+1)(365/7)] - 1

Where  EY     =    effective annualized yield.
        Y     =    base period return.


The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 2002 was 0.63% (institutional class), 0.38% (premier class) and 0.13% (retail class).


For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical Money Market Fund account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH

Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

FINANCIAL STATEMENTS


The financial statements for CIGNA Funds Group for the year ended December 31, 2003, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 2003 have been examined by

PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference.

                     APPENDIX - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:   Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                          STANDARD & POOR'S CORPORATION

  AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

  A:   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

  BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B:   An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC:  An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

  C:   The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D:   An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r:   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

               MUNICIPAL BOND RATINGS - U.S. TAX-EXEMPT MUNICIPALS

MOODY'S INVESTORS SERVICE, INC.

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from As to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable united States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:   Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. ( ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

CIGNA Funds Group

                        Bank of Ireland Asset Management
                               Proxy Voting Policy




                                    June 2003

                        Bank of Ireland Asset Management
                               Proxy Voting Policy


                                TABLE OF CONTENTS


I. Proxy Voting Procedures

A. Purpose                                                                     3

B. Scope                                                                       3

C. Guiding Principles                                                          3

D. Decision and Voting Process                                                 3

E. Proxy Voting Committee                                                      4

F. Conflicts of Interest                                                       4


G. When BIAM Does Not Vote Proxies                                             5



II. Proxy Voting Guidelines                                                    6

A. Auditors 6

B. Board of Directors                                                          6
-  Election of Directors
-  Director Indemnification and Liability Provisions
-  Board Size
-  Independent Chairman (Separate Chairman/CEO)
-  Majority of Independent Directors/Establishment of Committees
-  Director Tenure/Retirement Age
-  Filling of Vacancies/Removal of Directors

C. Shareholder Rights                                                          8
-  Confidential Voting
-  Shareholder Ability to Call Special Meetings

D. Proxy Contests                                                              9
-  Voting for Director Nominees in Contested Elections
-  Voting for Strategic Initiatives in Contested Elections

E. Anti-Takeover Measures                                                      9
-  Amend Bylaws without Shareholder Consent
-  Anti-Takeover Provisions
-  Poison Pill Plans
-  Greenmail

F. Capital Structure                                                          10
-  Adjustments to Par Value of Common Stock
-  Common Stock Authorization
-  Preferred Stock
-  Preemptive Rights
-  Share Repurchase Programs
-  Stock Distributions: Splits and Dividends


G. Mergers and Corporate Restructurings                                       12
-  Going Private Transactions (LBOs and Minority Squeezeouts)
-  Spin-offs

H. Executive and Director Compensation                                        12

-  Golden and Tin Parachutes
-  Director Compensation
-  Stock Option Expensing


I. Miscellaneous                                                              13

-  Amending Minor Bylaws
-  Changing Corporate Name
-  Changing Date, Time or Location of Annual Meeting

I.   Proxy Voting Procedures

A. PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B. SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C. GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D. DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E. PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.

F. CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.


The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.


G. WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II.  PROXY VOTING GUIDELINES

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

A. Auditors

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

B. Board of Directors

Election of Directors


Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.


     > BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

Director Indemnification and Liability Provisions

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

>> BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

Board Size

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

     > BIAM generally will vote FOR proposals that seek to fix the size of the board.

     > BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Independent Chairman (Separate Chairman/CEO)

     > BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.

Majority of Independent Directors/Establishment of Committees

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

     > BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

     > BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.

Director Tenure/Retirement Age

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

     > BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

     > BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

Filling Vacancies/Removal of Directors

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

     > BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

C. Shareholder Rights

Confidential Voting

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

     > BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     > BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

Shareholder Ability to Call Special Meetings

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

     > BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     > BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

D. PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

Voting for Director Nominees in Contested Elections


Electing directors is an important stock ownership right that shareholders can exercise.


     > BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

Voting for Strategic Initiatives in Contested Elections

     > Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

E. ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

Amend Bylaws without Shareholder Consent

     > BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

     > BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

Anti-Takeover Provisions

     > BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.

Poison Pill Plans

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

     > BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

     > BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

     > BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

     > BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

     > BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.

F. CAPITAL STRUCTURE

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

     > BIAM generally will vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

     > BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

     > BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

Preferred Stock

     > BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     > BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

     > BIAM generally will vote FOR proposals that restore preemptive rights of shareholders.

Share Repurchase Programs

     > BIAM generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

Stock Distributions: Splits and Dividends

     > BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

     >    BIAM generally will vote FOR recommended stock splits.

G. MERGERS AND CORPORATE RESTRUCTURINGS

     > BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

Going Private Transactions (LBOs and Minority Squeezeouts)

     > BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Spin-offs

     > BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

H. EXECUTIVE AND DIRECTOR COMPENSATION

     > BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.


     > BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.


Director Compensation

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

     > BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.

Stock Option Expensing

     > BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.

I. MISCELLANEOUS

Amending Minor Bylaws

     > BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Changing Corporate Name

     > BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

Changing Date, Time or Location of Annual Meeting

     > BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.


June 2003

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   Management Proposals

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          o    Selection or ratification of auditors.

          o    Approval of financial statements, director and auditor reports.

          o    Election of Directors.

          o Limiting Directors' liability and broadening indemnification of Directors.

          o Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          o    General updating/corrective amendments to the charter.

          o    Elimination of cumulative voting.

          o    Elimination of preemptive rights.

          o Provisions for confidential voting and independent tabulation of voting results.

          o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          Capitalization changes

          o Capitalization changes that eliminate other classes of stock and voting rights.

          o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          o    Proposals for share repurchase plans.

          o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          o    Proposals to effect stock splits.

          o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          Compensation

          o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          o Establishment of Employee Stock Option Plans and other employee ownership plans.

          Anti-Takeover Matters

          o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          o Adoption of anti- greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          o Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          o    Creation of "blank check" preferred stock.

          o    Changes in capitalization by 100% or more.

          o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          o    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          Corporate Transactions

          o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM interna l company-specific knowledge.

          o Change- in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding. o
               Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          Anti-Takeover Provisions

          o    Proposals requiring shareholder ratification of poison pills.

          o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   Shareholder Proposals

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          o    Requiring auditors to attend the annual meeting of shareholders.

          o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          o    Confidential voting.

          o    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          o    Proposals that limit tenure of directors.

          o    Proposals to limit golden parachutes.

          o Proposals requiring directors to own large amounts of stock to be eligible for election.

          o    Restoring cumulative voting in the election of directors.

          o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          o Proposals that limit retirement benefits or executive compensation.

          o    Requiring shareholder approval for bylaw or charter amendments.

          o Requiring shareholder approval for shareholder rights plan or poison pill.

          o    Requiring shareholder approval of golden parachutes.

          o    Elimination of certain anti-takeover related provisions.

          o    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          o Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   Proxy Review Committee

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                    Wellington Management Company, llp                 EXHIBIT A
                    Proxy Voting Guidelines


                    Dated:  April 30, 2003



-----------------   ------------------------------------------------------------
Introduction        Upon a client's written request, Wellington Management
                    Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington
                    Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                    These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                    Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

-----------------   ------------------------------------------------------------
Voting Guidelines   Composition and Role of the Board of Directors

                    o Election of Directors:                        For

                    o Repeal Classified Board (SP):                 For

                    o Adopt Director Tenure/Retirement Age (SP):    Against

                    o Minimum Stock Ownership by Directors (SP):    Case-by-Case

                    o Adopt Director & Officer Indemnification:     For

                    o Allow Special Interest Representation to
                      Board (SP):                                   Against

                    o Require Board Independence (SP):              For

                    o Require Board Committees to be
                      Independent (SP):                             For

                    o Require a Separation of Chair and CEO or
                      Require a Lead Director (SP):                 Case-by-Case

--------------------------------------------------------------------------------
                    Wellington Management Company, llp                    Page 1

                    Wellington Management Company, llp
                    Proxy Voting Guidelines


                    Dated:  April 30, 2003



-----------------   ------------------------------------------------------------
                    o Boards not Amending Policies That are         Withhold
                      Supported by a Majority of Shareholders:      vote*


                      * on all Directors seeking election the
                        following year


                    o Approve Directors' Fees:                      For

                    o Approve Bonuses for Retiring Directors:       For

                    o Elect Supervisory Board/Corporate Assembly:   For

                    ------------------------------------------------------------
                    Management Compensation

                    o Adopt/Amend Stock Option Plans:               Case-by-Case

                    o Adopt/Amend Employee Stock Purchase Plans:    For

                    o Eliminate Golden Parachutes (SP):             For

                    o Expense Future Stock Options (SP):            For

                    o Shareholder Approval of All Stock Option
                      Plans (SP):                                   For

                    o Shareholder Approval of Future Severance
                      Agreements Covering Senior Executives (SP):   For

                    o Recommend Senior Executives Own and Hold
                      Company Stock, not Including Options (SP):    For

                    o Disclose All Executive Compensation (SP):     For

                    ------------------------------------------------------------
                    Reporting of Results

                    o Approve Financial Statements:                 For

                    o Set Dividends and Allocate Profits:           For

                    o Limit Non-Audit Services Provided by
                      Auditors (SP):                                For


                    o Ratify Selection of Auditors and Set
                      Their Fees:                                   For

                    o Elect Statutory Auditors:                     For


--------------------------------------------------------------------------------
                    Wellington Management Company, llp                    Page 2

                    Wellington Management Company, llp
                    Proxy Voting Guidelines


                    Dated:  April 30, 2003



-----------------   ------------------------------------------------------------
                    Shareholder Voting Rights

                    o Adopt Cumulative Voting (SP):                 Against

                    o Redeem or Vote on Poison Pill (SP):           For

                    o Authorize Blank Check Preferred Stock:        Against

                    o Eliminate Right to Call a Special Meeting:    Against

                    o Increase Supermajority Vote Requirement:      Against

                    o Adopt Anti-Greenmail Provision:               For

                    o Restore Preemptive Rights:                    Case-by-Case

                    o Adopt Confidential Voting (SP):               For

                    o Approve Unequal Voting Rights:                Against

                    o Remove Right to Act by Written Consent:       Against

                    o Approve Binding Shareholder Proposals:        Case-by-Case

                    ------------------------------------------------------------
                    Capital Structure

                    o Increase Authorized Common Stock:             Case-by-Case

                    o Approve Merger or Acquisition:                Case-by-Case

                    o Approve Technical Amendments to Charter:      Case-by-Case

                    o Opt Out of State Takeover Statutes:           For

                    o Consider Non-Financial Effects of Mergers:    Against

                    o Authorize Share Repurchase:                   For

                    o Authorize Trade in Company Stock:             For

                    o Issue Debt Instruments:                       For

--------------------------------------------------------------------------------
                    Wellington Management Company, llp                    Page 3

                    Wellington Management Company, llp
                    Proxy Voting Guidelines


                    Dated:  April 30, 2003



-----------------   ------------------------------------------------------------
                    Social Issues

                    o Endorse the Ceres Principles (SP):            Case-by-Case

                    o Disclose Political and PAC Gifts (SP):        For

                    o Require Adoption of International Labor
                      Organization's Fair Labor Principles (SP):    Case-by-Case

-----------------   ------------------------------------------------------------
                    Miscellaneous

                    o Approve Other Business:                       Abstain

                    o Approve Reincorporation:                      Case-by-Case




--------------------------------------------------------------------------------
                    Wellington Management Company, llp                    Page 4

                          Janus Capital Management LLC
                      Proxy Voting Summary for Mutual Funds

Janus Capital Management LLC ("Janus") votes proxies in the best interest of its shareholders. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

Proxy Voting Procedures

Janus has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

PART II Investment Advisers
Section 13
All Advisers

Procedure: Proxy Voting


Responsibility:

     1.   Compliance Department
     2.   Proxy Voting Committee
     3.   Equity Analysts and Portfolio Managers
     4.   Investor Responsibility Research Center (IRRC)
     5.   Sub-Advisers

Discussion:

     1. Compliance identifies those Clients for which TSCM and its affiliates (together "TSCM") have been instructed to vote proxies.

     2. Working with the key proxy voting decision makers, that is equity analysts and portfolio managers, Compliance develops guidelines for voting on management and shareholder proposals. The proxy voting guidelines are reviewed and approved annually by the Proxy Voting Committee. The Proxy Voting Committee is composed of the CR&IS Chief Investment Officer, TSCM President, President of the CIGNA Funds Group, and TSCM Chief Counsel.

     3. To address potential material conflicts of interest between the interests of the adviser and its affiliates and interests of the adviser's clients, the adviser has:

          a. Established a firewall around the equity portfolio managers and analysts. There are no communications between portfolio managers/analysts and associates of CIGNA Healthcare, Group, International or CR&IS (Retirement) (together referred to as "CIGNA") with respect to proxy voting issues. The purpose of the firewall is to prevent even the appearance that CIGNA's existing and potential client relationships influence proxy votes.

          b. Developed pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

     4. Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees. Guidelines are attached - Appendix A.

Part II Investment Advisers
Section 13
All Advisers


          a. For ERISA third party accounts, including advisory accounts, mutual funds, and separate accounts, acting prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, beneficiaries of these accounts, taking into consideration only those factors which would affect the value of the investments and support the objective of providing increased shareholder value to beneficiaries.

          b. For non-ERISA third party accounts, including certain advisory accounts, mutual funds and separate accounts, the client's financial and non-financial objective only, to the extent known, shall be considered.

          c. For CIGNA's corporate shareholder portfolios, all factors shall be considered to determine the best interests of CIGNA shareholders.

          d. For insurance company portfolios, other than separate accounts, all factors shall be considered which affect the insurance company, policyholders' interests and CIGNA Corporation as its shareholders. If these considerations conflict, the interests of the policyholders and the insurance company shall prevail.

     5. Compliance is responsible to ensure all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are outsourced to the Investor Responsibility Research Center
          (IRRC). All proxy materials are directed to IRRC by the portfolios' custodians. IRRC votes proxies in accordance with voting guidelines and instructions provided by TSCM; reconciles all shares held on record date to shares voted; and maintains records of, and provides quarterly reports, on how each portfolio has voted its proxies.

     6. Using voting guidelines provided by TSCM, IRRC alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to The Proxy Voting Committee, which reviews and approves/disapproves recommendations.

     7. Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

     8. In the case of sub-advised accounts, including insurance company separate accounts and mutual funds, the account's sub-adviser shall, unless otherwise directed by the account, be responsible for voting proxies.

                PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2003
                         Times Square Capital Management

|X|      Default: Vote AGAINST Miscellaneous Social Issues.
|X|      Send All Votes AGAINST Management Case-By-Case.


Elect Directors (1000)
------------------------------------------------------------------------------------------------------------------------------------
    1000-1       Always vote FOR uncontested director nominees.                                                                X
------------------------------------------------------------------------------------------------------------------------------------
    1000-2       WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.
------------------------------------------------------------------------------------------------------------------------------------
    1000-3       WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.
------------------------------------------------------------------------------------------------------------------------------------
    1000-4       WITHHOLD votes from director nominees IF employee directors serve on the board's nominating committee.
------------------------------------------------------------------------------------------------------------------------------------
    1000-5       WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1000-6       WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.
------------------------------------------------------------------------------------------------------------------------------------
    1000-7       WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.
------------------------------------------------------------------------------------------------------------------------------------
    1000-8       WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.
------------------------------------------------------------------------------------------------------------------------------------
    1000-9       WITHHOLD votes from director nominees IF the company has adopted a classified board structure.
------------------------------------------------------------------------------------------------------------------------------------
    1000-10      WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-11      WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board's audit committee.
------------------------------------------------------------------------------------------------------------------------------------
    1000-12      WITHHOLD votes from director nominees IF the board does not include at least one woman director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-13      WITHHOLD votes from director nominees IF the board does not include at least one minority director.
------------------------------------------------------------------------------------------------------------------------------------
    1000-14      WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.
------------------------------------------------------------------------------------------------------------------------------------
    1000-15      WITHHOLD votes from any director nominee who is retired from active employment and who serves on boards at XX other major companies.
------------------------------------------------------------------------------------------------------------------------------------
    1000-16      WITHHOLD votes from any director nominee who is employed full-time and who serves on boards at XX other major companies.
------------------------------------------------------------------------------------------------------------------------------------

Contested Election of Directors (1001)                                                                             Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1001-1       Always vote FOR all management nominees.
------------------------------------------------------------------------------------------------------------------------------------
    1001-2       Always vote AGAINST all management nominees.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         1



Ratify Selection of Auditors (1010)
------------------------------------------------------------------------------------------------------------------------------------
    1010-1       Always vote FOR a management proposal to ratify the board's selection of auditors.                            X
------------------------------------------------------------------------------------------------------------------------------------
    1010-2       Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.
------------------------------------------------------------------------------------------------------------------------------------
    1010-3       Vote AGAINST IF the non-audit services exceed XX% of fees.
------------------------------------------------------------------------------------------------------------------------------------
    1010-4       Vote AGAINST IF the auditors have served more than XX consecutive years.
------------------------------------------------------------------------------------------------------------------------------------

Approve Name Change (1020)
------------------------------------------------------------------------------------------------------------------------------------
    1020-1       Always vote FOR a management proposal to change the company name.                                             X
------------------------------------------------------------------------------------------------------------------------------------
    1020-2       Always vote AGAINST a management proposal to change the company name.
------------------------------------------------------------------------------------------------------------------------------------

Approve Other Business (1030)
------------------------------------------------------------------------------------------------------------------------------------
    1030-1       Always vote FOR a management proposal to approve other business.                                              X
------------------------------------------------------------------------------------------------------------------------------------
    1030-2       Always vote AGAINST a management proposal to approve other business.
------------------------------------------------------------------------------------------------------------------------------------

Adjourn Meeting (1035)
------------------------------------------------------------------------------------------------------------------------------------
    1035-1       Always vote FOR a management proposal to adjourn the meeting.                                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1035-2       Always vote AGAINST a management proposal to adjourn the meeting.
------------------------------------------------------------------------------------------------------------------------------------

Approve Technical Amendments (1040)
------------------------------------------------------------------------------------------------------------------------------------
    1040-1       Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.              X
------------------------------------------------------------------------------------------------------------------------------------
    1040-2       Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.
------------------------------------------------------------------------------------------------------------------------------------

Approve Financial Statements (1050)
------------------------------------------------------------------------------------------------------------------------------------
    1050-1       Always vote FOR a management proposal to approve financial statements.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1050-2       Always vote AGAINST a management proposal to approve financial statements.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Common Stock (1100)
------------------------------------------------------------------------------------------------------------------------------------
    1100-1       Always vote FOR a management proposal to increase authorized common stock.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1100-2       Always vote AGAINST a management proposal to increase authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1100-3       Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.
------------------------------------------------------------------------------------------------------------------------------------
    1100-4       Vote AGAINST IF the dilution represents more than XX% of current authorized shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         2




Decrease Authorized Common Stock (1101)
------------------------------------------------------------------------------------------------------------------------------------
    1101-1       Always vote FOR a management proposal to decrease authorized common stock.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1101-2       Always vote AGAINST a management proposal to decrease authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Authorized Common Stock (1102)
------------------------------------------------------------------------------------------------------------------------------------
    1102-1       Always vote FOR a management proposal to amend authorized common stock.                                       X
------------------------------------------------------------------------------------------------------------------------------------
    1102-2       Always vote AGAINST a management proposal to amend authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Common Stock Issuance (1103)
------------------------------------------------------------------------------------------------------------------------------------
    1103-1       Always vote FOR a management proposal to approve the issuance of authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1103-2       Always vote AGAINST a management proposal to approve the issuance of authorized common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1103-3       Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1103-4       Vote AGAINST IF the stock would be issued at a discount to the fair market value.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1103-5       Vote AGAINST IF the issued common stock has superior voting rights.                                           X
------------------------------------------------------------------------------------------------------------------------------------

Approve Issuance or Exercise of Stock Warrants (1104)
------------------------------------------------------------------------------------------------------------------------------------
    1104-1       Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1104-2       Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.
------------------------------------------------------------------------------------------------------------------------------------
    1104-3       Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------

Authorize Preferred Stock (1110)
------------------------------------------------------------------------------------------------------------------------------------
    1110-1       Always vote FOR a management proposal to authorize preferred stock.                                           X
------------------------------------------------------------------------------------------------------------------------------------
    1110-2       Always vote AGAINST a management proposal to authorize preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1110-3       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Preferred Stock (1111)
------------------------------------------------------------------------------------------------------------------------------------
    1111-1       Always vote FOR a management proposal to increase authorized preferred stock.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1111-2       Always vote AGAINST a management proposal to increase authorized preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1111-3       Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
------------------------------------------------------------------------------------------------------------------------------------
    1111-4       Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         3




Decrease Authorized Preferred Stock (1112)
------------------------------------------------------------------------------------------------------------------------------------
    1112-1       Always vote FOR a management proposal to decrease authorized preferred stock.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1112-2       Always vote AGAINST a management proposal to decrease authorized preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Cancel Series of Preferred Stock (1113)
------------------------------------------------------------------------------------------------------------------------------------
    1113-1       Always vote FOR a management proposal to cancel a class or series of preferred stock.                         X
------------------------------------------------------------------------------------------------------------------------------------
    1113-2       Always vote AGAINST a management proposal to cancel a class or series of preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Authorized Preferred Stock (1114)
------------------------------------------------------------------------------------------------------------------------------------
    1114-1       Always vote FOR a management proposal to amend preferred stock.                                               X
------------------------------------------------------------------------------------------------------------------------------------
    1114-2       Always vote AGAINST a management proposal to amend preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Issuance or Conversion of Preferred Stock (1115)
------------------------------------------------------------------------------------------------------------------------------------
    1115-1       Always vote FOR a management proposal to issue or convert preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1115-2       Always vote AGAINST a management proposal to issue or convert preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
    1115-3       Vote AGAINST IF the dilution represents more than XX% of the total voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1115-4       Vote AGAINST IF the shares have voting rights superior to those of other shareholders.                        X
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Preemptive Rights (1120)
------------------------------------------------------------------------------------------------------------------------------------
    1120-1       Always vote FOR a management proposal to eliminate preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------
    1120-2       Always vote AGAINST a management proposal to eliminate preemptive rights.                                     X
------------------------------------------------------------------------------------------------------------------------------------

Restore Preemptive Rights (1121)
------------------------------------------------------------------------------------------------------------------------------------
    1121-1       Always vote FOR a management proposal to create or restore preemptive rights.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1121-2       Always vote AGAINST a management proposal to create or restore preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------

Authorize Dual Class Stock (1130)
------------------------------------------------------------------------------------------------------------------------------------
    1130-1       Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1130-2       Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1130-3       Vote AGAINST IF the shares have inferior or superior voting rights.                                           X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         4




Eliminate Dual Class Stock (1131)
------------------------------------------------------------------------------------------------------------------------------------
    1131-1       Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.       X
------------------------------------------------------------------------------------------------------------------------------------
    1131-2       Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------

Amend Dual Class Stock (1132)
------------------------------------------------------------------------------------------------------------------------------------
    1132-1       Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.           X
------------------------------------------------------------------------------------------------------------------------------------
    1132-2       Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.
------------------------------------------------------------------------------------------------------------------------------------

Increase Authorized Dual Class Stock (1133)
------------------------------------------------------------------------------------------------------------------------------------
    1133-1       Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1133-2       Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1133-3       Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.             X
------------------------------------------------------------------------------------------------------------------------------------
    1133-4       Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
------------------------------------------------------------------------------------------------------------------------------------
    1133-5       Vote AGAINST IF the dilution is more than XX% of the class of stock.
------------------------------------------------------------------------------------------------------------------------------------

Approve Share Repurchase (1140)
------------------------------------------------------------------------------------------------------------------------------------
    1140-1       Always vote FOR a management proposal to approve a stock repurchase program.                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1140-2       Always vote AGAINST a management proposal to approve a stock repurchase program.
------------------------------------------------------------------------------------------------------------------------------------

Approve Stock Split (1150)
------------------------------------------------------------------------------------------------------------------------------------
    1150-1       Always vote FOR a management proposal to approve a stock split.                                               X
------------------------------------------------------------------------------------------------------------------------------------
    1150-2       Always vote AGAINST a management proposal to approve a stock split.
------------------------------------------------------------------------------------------------------------------------------------

Approve Reverse Stock Split (1151)
------------------------------------------------------------------------------------------------------------------------------------
    1151-1       Always vote FOR a management proposal to approve reverse a stock split.                                       X
------------------------------------------------------------------------------------------------------------------------------------
    1151-2       Always vote AGAINST a management proposal to approve reverse a stock split.
------------------------------------------------------------------------------------------------------------------------------------

Approve Merger/Acquisition (1200)                                                                                  Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1200-1       Always vote FOR a management proposal to merge with or acquire another company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-2       Always vote AGAINST a management proposal to merge with or acquire another company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-3       Vote AGAINST IF the combined entity would be controlled by a person or group.
------------------------------------------------------------------------------------------------------------------------------------
    1200-4       Vote AGAINST IF the change-in-control provision would be triggered.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         5




------------------------------------------------------------------------------------------------------------------------------------
    1200-5       Vote AGAINST IF the current shareholders would be minority owners of the combined company.
------------------------------------------------------------------------------------------------------------------------------------
    1200-6       Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
------------------------------------------------------------------------------------------------------------------------------------
    1200-7       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
------------------------------------------------------------------------------------------------------------------------------------
    1200-8       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------

Approve Recapitalization (1209)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1209-1       Always vote FOR a management proposal to approve recapitalization.
------------------------------------------------------------------------------------------------------------------------------------
    1209-2       Always vote AGAINST a management proposal to approve recapitalization.
------------------------------------------------------------------------------------------------------------------------------------

Approve Restructuring (1210)                                                                                       Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1210-1       Always vote FOR a management proposal to restructure the company.
------------------------------------------------------------------------------------------------------------------------------------
    1210-2       Always vote AGAINST a management proposal to restructure the company.
------------------------------------------------------------------------------------------------------------------------------------

Approve Bankruptcy Restructuring (1211)                                                                            Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1211-1       Always vote FOR a management proposal on bankruptcy restructurings.
------------------------------------------------------------------------------------------------------------------------------------
    1211-2       Always vote AGAINST a management proposal on bankruptcy restructurings.
------------------------------------------------------------------------------------------------------------------------------------

Approve Liquidation (1212)                                                                                         Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1212-1       Always vote FOR a management proposal to approve liquidation.
------------------------------------------------------------------------------------------------------------------------------------
    1212-2       Always vote AGAINST a management proposal to approve liquidation.
------------------------------------------------------------------------------------------------------------------------------------

Approve Reincorporation (1220)                                                                                     Case-By-CaseE
------------------------------------------------------------------------------------------------------------------------------------
    1220-1       Always vote FOR a management proposal to reincorporate in a different state.
------------------------------------------------------------------------------------------------------------------------------------
    1220-2       Always vote AGAINST a management proposal to reincorporate in a different state.
------------------------------------------------------------------------------------------------------------------------------------
    1220-3       Vote AGAINST IF the proposal would reduce shareholder rights.
------------------------------------------------------------------------------------------------------------------------------------
    1220-4       Vote AGAINST IF the proposal would move the target company's location outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------

Approve Leveraged Buyout (1230)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1230-1       Always vote FOR a management proposal to approve a leveraged buyout of the company.
------------------------------------------------------------------------------------------------------------------------------------
    1230-2       Always vote AGAINST a management proposal to approve a leveraged buyout of the company.
------------------------------------------------------------------------------------------------------------------------------------
    1230-3       Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         6




Approve Spin-Off (1240)
------------------------------------------------------------------------------------------------------------------------------------
    1240-1       Always vote FOR a management proposal to spin off certain company operations or divisions.                    X
------------------------------------------------------------------------------------------------------------------------------------
    1240-2       Always vote AGAINST a management proposal to spin off certain company operations or divisions.
------------------------------------------------------------------------------------------------------------------------------------

Approve Sale of Assets (1250)
------------------------------------------------------------------------------------------------------------------------------------
    1250-1       Always vote FOR a management proposal to approve the sale of assets.                                          X
------------------------------------------------------------------------------------------------------------------------------------
    1250-2       Always vote AGAINST a management proposal to approve the sale of assets.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Cumulative Voting (1300)
------------------------------------------------------------------------------------------------------------------------------------
    1300-1       Always vote FOR a management proposal to eliminate cumulative voting.                                         X
------------------------------------------------------------------------------------------------------------------------------------
    1300-2       Always vote AGAINST a management proposal to eliminate cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Cumulative Voting (1301)
------------------------------------------------------------------------------------------------------------------------------------
    1301-1       Always vote FOR a management proposal to adopt cumulative voting.                                             X
------------------------------------------------------------------------------------------------------------------------------------
    1301-2       Always vote AGAINST a management proposal to adopt cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Liability Provision (1310)
------------------------------------------------------------------------------------------------------------------------------------
    1310-1       Always vote FOR a management proposal to limit the liability of directors.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1310-2       Always vote AGAINST a management proposal to limit the liability of directors.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Liability Provision (1311)
------------------------------------------------------------------------------------------------------------------------------------
    1311-1       Always vote FOR a management proposal to amend director liability provisions.                                 X
------------------------------------------------------------------------------------------------------------------------------------
    1311-2       Always vote AGAINST a management proposal to amend director liability provisions.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Indemnification Provision (1320)
------------------------------------------------------------------------------------------------------------------------------------
    1320-1       Always vote FOR a management proposal to indemnify directors and officers.                                    X
------------------------------------------------------------------------------------------------------------------------------------
    1320-2       Always vote AGAINST a management proposal to indemnify directors and officers.
------------------------------------------------------------------------------------------------------------------------------------

Amend Indemnification Provision (1321)
------------------------------------------------------------------------------------------------------------------------------------
    1321-1       Always vote FOR a management proposal to amend provisions concerning the indemnification of directors         X
                 and officers.
------------------------------------------------------------------------------------------------------------------------------------
    1321-2       Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         7




Approve Board Size (1332)
------------------------------------------------------------------------------------------------------------------------------------
    1332-1       Always vote FOR a management proposal to set the board size.                                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1332-2       Always vote AGAINST a management proposal to set the board size.
------------------------------------------------------------------------------------------------------------------------------------
    1332-3       Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    1332-4       Vote AGAINST IF the proposed maximum board size is greater than XX directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-5       Vote AGAINST IF the proposed minimum board size is less than 5 directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-6       Vote AGAINST IF the board will consist of more than XX directors.
------------------------------------------------------------------------------------------------------------------------------------
    1332-7       Vote AGAINST IF the board will consist of fewer than XX directors.
------------------------------------------------------------------------------------------------------------------------------------

No Shareholder Approval to Fill Vacancy (1340)
------------------------------------------------------------------------------------------------------------------------------------
    1340-1       Always vote FOR a management proposal to allow the directors to fill vacancies on the board without           X
                 shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
    1340-2       Always vote AGAINST a management proposal to allow the
                 directors to fill vacancies on the board without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

Give Board Authority to Set Board Size (1341)
------------------------------------------------------------------------------------------------------------------------------------
    1341-1       Always vote FOR a management proposal to give the board the authority to set the size of the board as         X
                 needed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
    1341-2       Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without
                 shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

Removal of Directors (1342)
------------------------------------------------------------------------------------------------------------------------------------
    1342-1       Always vote FOR a management proposal regarding the removal of directors.                                     X
------------------------------------------------------------------------------------------------------------------------------------
    1342-2       Always vote AGAINST a management proposal regarding the removal of directors.
------------------------------------------------------------------------------------------------------------------------------------
    1342-3       Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
------------------------------------------------------------------------------------------------------------------------------------
    1342-4       Vote AGAINST IF the proposal would allow for the removal of directors without cause.
------------------------------------------------------------------------------------------------------------------------------------

Approve Non-Technical Charter Amendments (1350)
------------------------------------------------------------------------------------------------------------------------------------
    1350-1       Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of     X
                 incorporation.
------------------------------------------------------------------------------------------------------------------------------------
    1350-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.
------------------------------------------------------------------------------------------------------------------------------------
    1350-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         8




Approve Non-Technical Bylaw Amendments (1351)
------------------------------------------------------------------------------------------------------------------------------------
    1351-1       Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.            X
------------------------------------------------------------------------------------------------------------------------------------
    1351-2       Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.
------------------------------------------------------------------------------------------------------------------------------------
    1351-3       Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.
------------------------------------------------------------------------------------------------------------------------------------

Approve Classified Board (1400)                                                                                    Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1400-1       Always vote FOR a management proposal to adopt a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1400-2       Always vote AGAINST a management proposal to adopt a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1400-3       Vote AGAINST IF the company has cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    1400-4       Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------

Amend Classified Board (1401)                                                                                      Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1401-1       Always vote FOR a management proposal to amend a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1401-2       Always vote AGAINST a management proposal to amend a classified board.
------------------------------------------------------------------------------------------------------------------------------------

Repeal Classified Board (1402)
------------------------------------------------------------------------------------------------------------------------------------
    1402-1       Always vote FOR a management proposal to repeal a classified board.                                           X
------------------------------------------------------------------------------------------------------------------------------------
    1402-2       Always vote AGAINST a management proposal to repeal a classified board.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Poison Pill (1410)                                                                                           Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1410-1       Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    1410-2       Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    1410-3       Vote AGAINST IF the poison pill contains a "dead-hand" provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-4       Vote AGAINST IF the company has a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    1410-5       Vote AGAINST IF the poison pill does not have a "sunset" provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-6       Vote AGAINST IF the poison pill does not have a TIDE provision.
------------------------------------------------------------------------------------------------------------------------------------
    1410-7       Vote AGAINST IF the poison pill trigger is less than XX%.
------------------------------------------------------------------------------------------------------------------------------------

Redeem Poison Pill (1411)
------------------------------------------------------------------------------------------------------------------------------------
    1411-1       Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).                      X
------------------------------------------------------------------------------------------------------------------------------------
    1411-2       Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                         9



Eliminate Special Meeting (1420)
------------------------------------------------------------------------------------------------------------------------------------
    1420-1       Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.             X
------------------------------------------------------------------------------------------------------------------------------------
    1420-2       Always vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Limit Special Meeting (1421)
------------------------------------------------------------------------------------------------------------------------------------
    1421-1       Always vote FOR a management proposal to limit shareholders' right to call a special meeting.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1421-2       Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------
    1421-3       Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Restore Special Meeting (1422)
------------------------------------------------------------------------------------------------------------------------------------
    1422-1       Always vote FOR a management proposal to restore shareholders' right to call a special meeting.               X
------------------------------------------------------------------------------------------------------------------------------------
    1422-2       Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Written Consent (1430)
------------------------------------------------------------------------------------------------------------------------------------
    1430-1       Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.             X
------------------------------------------------------------------------------------------------------------------------------------
    1430-2       Always vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------

Limit Written Consent (1431)
------------------------------------------------------------------------------------------------------------------------------------
    1431-1       Always vote FOR a management proposal to limit shareholders' right to act by written consent.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1431-2       Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------
    1431-3       Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------

Restore Written Consent (1432)
------------------------------------------------------------------------------------------------------------------------------------
    1432-1       Always vote FOR a management proposal to restore shareholders' right to act by written consent.               X
------------------------------------------------------------------------------------------------------------------------------------
    1432-2       Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Supermajority Requirement (1440)                                                                             Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1440-1       Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1440-2       Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1440-3       Vote AGAINST IF the required vote is more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        10




Amend Supermajority Requirement (1443)                                                       Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1443-1       Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1443-2       Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
------------------------------------------------------------------------------------------------------------------------------------
    1443-3       Vote AGAINST IF the amendment increases the vote requirement above XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Supermajority Requirement (1444)
------------------------------------------------------------------------------------------------------------------------------------
    1444-1       Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other  X business combination.
------------------------------------------------------------------------------------------------------------------------------------
    1444-2       Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Supermajority Lock-In (1445)
------------------------------------------------------------------------------------------------------------------------------------
    1445-1       Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change           X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1445-2       Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1445-3       Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------
    1445-4       Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.
------------------------------------------------------------------------------------------------------------------------------------

Amend Supermajority Lock-In (1446)
------------------------------------------------------------------------------------------------------------------------------------
    1446-1       Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change           X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1446-2       Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1446-3       Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
------------------------------------------------------------------------------------------------------------------------------------
    1446-4       Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.
------------------------------------------------------------------------------------------------------------------------------------

Eliminate Supermajority Lock-In (1447)
------------------------------------------------------------------------------------------------------------------------------------
    1447-1       Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change       X
                 certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1447-2       Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
------------------------------------------------------------------------------------------------------------------------------------

Consider Non-financial Effects of Merger (1450)
------------------------------------------------------------------------------------------------------------------------------------
    1450-1       Always vote FOR a management proposal to expand or clarify the authority of the board of directors to         X
                 consider factors other than the interests of shareholders in assessing a takeover bid.
------------------------------------------------------------------------------------------------------------------------------------
    1450-2       Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Fair Price Provision (1460)
------------------------------------------------------------------------------------------------------------------------------------
    1460-1       Always vote FOR a management proposal that establishes a fair price provision.                                X
------------------------------------------------------------------------------------------------------------------------------------
    1460-2       Always vote AGAINST a management proposal that establishes a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        11



Amend Fair Price Provision (1461)
------------------------------------------------------------------------------------------------------------------------------------
    1461-1       Always vote FOR a management proposal to amend a fair price provision.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1461-2       Always vote AGAINST a management proposal to amend a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------

Repeal Fair Price Provision (1462)
------------------------------------------------------------------------------------------------------------------------------------
    1462-1       Always vote FOR a management proposal to repeal a fair price provision.
------------------------------------------------------------------------------------------------------------------------------------
    1462-2       Always vote AGAINST a management proposal to repeal a fair price provision.                                   X
------------------------------------------------------------------------------------------------------------------------------------

Adopt Anti-Greenmail Provision (1470)
------------------------------------------------------------------------------------------------------------------------------------
    1470-1       Always vote FOR a management proposal to limit the payment of greenmail.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    1470-2       Always vote AGAINST a management proposal to limit the payment of greenmail.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Advance Notice Requirement (1480)
------------------------------------------------------------------------------------------------------------------------------------
    1480-1       Always vote FOR a management proposal to adopt advance notice requirements.                                   X
------------------------------------------------------------------------------------------------------------------------------------
    1480-2       Always vote AGAINST a management proposal to adopt advance notice requirements.
------------------------------------------------------------------------------------------------------------------------------------
    1480-3       Vote AGAINST IF the provision requires advance notice for director nominations.
------------------------------------------------------------------------------------------------------------------------------------
    1480-4       Vote AGAINST IF the provision requires advance notice of more than XX days.
------------------------------------------------------------------------------------------------------------------------------------

Opt Out of State Takeover Law (1490)
------------------------------------------------------------------------------------------------------------------------------------
    1490-1       Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.              X
------------------------------------------------------------------------------------------------------------------------------------
    1490-2       Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

Opt Into State Takeover Law (1491)                                                                                 Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    1491-1       Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------
    1491-2       Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Stock Option Plan (1500)
------------------------------------------------------------------------------------------------------------------------------------
    1500-1       Always vote FOR a management proposal to adopt a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1500-2       Always vote AGAINST a management proposal to adopt a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1500-3       Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1500-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1500-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        12



------------------------------------------------------------------------------------------------------------------------------------
    1500-6       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1500-7       Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.                       X
------------------------------------------------------------------------------------------------------------------------------------
    1500-8       Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 85% of the fair           X
                 market value on the grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1500-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-11      Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-12      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1500-13      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1500-14      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-15      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1500-16      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1500-17      Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-18      Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1500-19      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1500-20      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Amend Stock Option Plan (1501)
------------------------------------------------------------------------------------------------------------------------------------
    1501-1       Always vote FOR a management proposal to amend a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1501-2       Always vote AGAINST a management proposal to amend a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1501-3       Vote AGAINST IF the plan would allow options to be priced at less than 85% fair market value on the           X
                 grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1501-4       Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1501-5       Vote AGAINST IF the amendment extends post-retirement exercise period.
------------------------------------------------------------------------------------------------------------------------------------
    1501-6       Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1501-7       Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.
------------------------------------------------------------------------------------------------------------------------------------
    1501-8       Vote AGAINST IF the amendment increases the per employee limit for awards.
------------------------------------------------------------------------------------------------------------------------------------
    1501-9       Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        13




Add Shares to Stock Option Plan (1502)
------------------------------------------------------------------------------------------------------------------------------------
    1502-1       Always vote FOR a management proposal to add shares to a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1502-2       Always vote AGAINST a management proposal to add shares to a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1502-3       Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of total outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-5       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------
    1502-6       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1502-7       Vote AGAINST IF the company allows for the repricing or replacement of underwater options.                    X
------------------------------------------------------------------------------------------------------------------------------------
    1502-8       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of fair market value      X
                 on the grant date.
------------------------------------------------------------------------------------------------------------------------------------
    1502-9       Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-10      Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-11      Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.
------------------------------------------------------------------------------------------------------------------------------------
    1502-12      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1502-13      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1502-14      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-15      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1502-16      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1502-17      Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-18      Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1502-19      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1502-20      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Limit Annual Awards (1503)
------------------------------------------------------------------------------------------------------------------------------------
    1503-1       Always vote FOR a management proposal to limit per-employee annual option awards.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1503-2       Vote AGAINST IF the per-employee limit is more than XX shares per year.
------------------------------------------------------------------------------------------------------------------------------------
    1503-3       Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        14




Extend Term of Stock Option Plan (1505)
------------------------------------------------------------------------------------------------------------------------------------
    1505-1       Always vote FOR a management proposal to extend the term of a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1505-2       Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.
------------------------------------------------------------------------------------------------------------------------------------
    1505-3       Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.
------------------------------------------------------------------------------------------------------------------------------------
    1505-4       Vote AGAINST IF the minimum equity overhang of all plans is more than XX% of outstanding common stock.
------------------------------------------------------------------------------------------------------------------------------------
    1505-5       Vote AGAINST IF the plan permits pyramiding.
------------------------------------------------------------------------------------------------------------------------------------
    1505-6       Vote AGAINST IF the plan allows repricing or replacement of underwater options.                                X
------------------------------------------------------------------------------------------------------------------------------------
    1505-7       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market         X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1505-8       Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-9       Vote AGAINST IF the plan permits time-lapsing restricted stock awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-10      Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                   X
------------------------------------------------------------------------------------------------------------------------------------
    1505-11      Vote AGAINST IF the plan contains change-in-control provisions.
------------------------------------------------------------------------------------------------------------------------------------
    1505-12      Vote AGAINST IF the plan administrator may provide loans to exercise awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-13      Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.
------------------------------------------------------------------------------------------------------------------------------------
    1505-14      Vote AGAINST IF the plan administrator may grant reloaded stock options.
------------------------------------------------------------------------------------------------------------------------------------
    1505-15      Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1505-16      Vote AGAINST IF the options granted to the top 5 executives exceed XX % of the options granted in past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------
    1505-17      Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.
------------------------------------------------------------------------------------------------------------------------------------
    1505-18      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Stock Option Plan (1510)
------------------------------------------------------------------------------------------------------------------------------------
    1510-1       Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1510-2       Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1510-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market        X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1510-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1510-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1510-6       Vote AGAINST IF the plan authorizes 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1510-7       Vote AGAINST IF the plan allows for non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        15



------------------------------------------------------------------------------------------------------------------------------------
    1510-8       Vote AGAINST IF the plan includes an incentive to receive shares.
------------------------------------------------------------------------------------------------------------------------------------
    1510-9       Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1510-10      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Stock Option Plan (1511)
------------------------------------------------------------------------------------------------------------------------------------
    1511-1       Always vote FOR a management proposal to amend a stock option plan for non-employee directors.                X
------------------------------------------------------------------------------------------------------------------------------------
    1511-2       Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1511-3       Vote AGAINST IF the amendment increases the size of the option awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-4       Vote AGAINST IF the amendment would authorize 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-5       Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1511-6       Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Director Stock Option Plan (1512)
------------------------------------------------------------------------------------------------------------------------------------
    1512-1       Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1512-2       Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1512-3       Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market           X
                 value.
------------------------------------------------------------------------------------------------------------------------------------
    1512-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1512-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1512-6       Vote AGAINST IF the plan authorizes 5 or more types of awards.
------------------------------------------------------------------------------------------------------------------------------------
    1512-7       Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1512-8       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------
    1512-9       Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.                  X
------------------------------------------------------------------------------------------------------------------------------------
    1512-10      Vote AGAINST IF the company does not expense stock options.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Employee Stock Purchase Plan (1520)
------------------------------------------------------------------------------------------------------------------------------------
    1520-1       Always vote FOR a management proposal to adopt an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1520-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.
------------------------------------------------------------------------------------------------------------------------------------
    1520-3       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1520-4       Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        16



Amend Employee Stock Purchase Plan (1521)
------------------------------------------------------------------------------------------------------------------------------------
    1521-1       Always vote FOR a management proposal to amend an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1521-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.        X
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Employee Stock Purchase Plan (1522)
------------------------------------------------------------------------------------------------------------------------------------
    1522-1       Always vote FOR a management proposal to add shares to an employee stock purchase plan.
------------------------------------------------------------------------------------------------------------------------------------
    1522-2       Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.        X
------------------------------------------------------------------------------------------------------------------------------------
    1522-3       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1522-4       Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Stock Award Plan (1530)
------------------------------------------------------------------------------------------------------------------------------------
    1530-1       Always vote FOR a management proposal to adopt a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1530-2       Always vote AGAINST a management proposal to adopt a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1530-3       Vote AGAINST IF the awards vest solely on tenure.
------------------------------------------------------------------------------------------------------------------------------------
    1530-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1530-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1530-6       Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's      X
                 peer group.
------------------------------------------------------------------------------------------------------------------------------------

Amend Stock Award Plan (1531)
------------------------------------------------------------------------------------------------------------------------------------
    1531-1       Always vote FOR a management proposal to amend a stock award plan for executives.                             X
------------------------------------------------------------------------------------------------------------------------------------
    1531-2       Always vote AGAINST a management proposal to amend a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1531-3       Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
------------------------------------------------------------------------------------------------------------------------------------
    1531-4       Vote AGAINST IF the amendment increases the per-employee limit for awards.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Stock Award Plan (1532)
------------------------------------------------------------------------------------------------------------------------------------
    1532-1       Always vote FOR a management proposal to add shares to a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1532-2       Always vote AGAINST a management proposal to add shares to a stock award plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1532-3       Vote AGAINST IF the awards vest solely on tenure.
------------------------------------------------------------------------------------------------------------------------------------
    1532-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        17



------------------------------------------------------------------------------------------------------------------------------------
    1532-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1532-6       Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's      X
                 peer group.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Director Stock Award Plan (1540)
------------------------------------------------------------------------------------------------------------------------------------
    1540-1       Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1540-2       Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1540-3       Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
------------------------------------------------------------------------------------------------------------------------------------
    1540-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1540-5       Vote AGAINST IF the minimum potential dilution for all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1540-6       Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1540-7       Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Amend Director Stock Award Plan (1541)
------------------------------------------------------------------------------------------------------------------------------------
    1541-1       Always vote FOR a management proposal to amend a stock award plan for non-employee directors.                 X
------------------------------------------------------------------------------------------------------------------------------------
    1541-2       Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1541-3       Vote AGAINST IF the amendment increases the award size.
------------------------------------------------------------------------------------------------------------------------------------
    1541-4       Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.
------------------------------------------------------------------------------------------------------------------------------------
    1541-5       Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1541-6       Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------

Add Shares to Director Stock Award Plan (1542)
------------------------------------------------------------------------------------------------------------------------------------
    1542-1       Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.         X
------------------------------------------------------------------------------------------------------------------------------------
    1542-2       Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1542-3       Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
------------------------------------------------------------------------------------------------------------------------------------
    1542-4       Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1542-5       Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1542-6       Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
------------------------------------------------------------------------------------------------------------------------------------
    1542-7       Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        18




Approve Annual Bonus Plan (1560)
------------------------------------------------------------------------------------------------------------------------------------
    1560-1       Always vote FOR a management proposal to approve an annual bonus plan.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1560-2       Always vote AGAINST a management proposal to approve an annual bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1560-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1560-4       Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.
------------------------------------------------------------------------------------------------------------------------------------
    1560-5       Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
------------------------------------------------------------------------------------------------------------------------------------
    1560-6       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------

Approve Savings Plan (1561)
------------------------------------------------------------------------------------------------------------------------------------
    1561-1       Always vote FOR a management proposal to adopt a savings plan.                                                X
------------------------------------------------------------------------------------------------------------------------------------
    1561-2       Always vote AGAINST a management proposal to adopt a savings plan.
------------------------------------------------------------------------------------------------------------------------------------

Approve Option/Stock Awards (1562)
------------------------------------------------------------------------------------------------------------------------------------
    1562-1       Always vote FOR a management proposal to grant a one-time option/stock award.
------------------------------------------------------------------------------------------------------------------------------------
    1562-2       Always vote AGAINST a management proposal to grant a one-time option/stock award.
------------------------------------------------------------------------------------------------------------------------------------
    1562-3       Vote AGAINST IF the option/stock award is priced less than 85% of the fair market value on the grant          X
                 date.
------------------------------------------------------------------------------------------------------------------------------------
    1562-4       Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1562-5       Vote AGAINST IF the option/stock award is time-lapsing restricted shares.
------------------------------------------------------------------------------------------------------------------------------------
    1562-6       Vote AGAINST IF the option/stock award is unrestricted shares.
------------------------------------------------------------------------------------------------------------------------------------
    1562-7       Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1562-8       Vote AGAINST IF the company's overhang, including this proposal, exceeds the 75th percentile of its peer      X
                 group.
------------------------------------------------------------------------------------------------------------------------------------

Adopt Deferred Compensation Plan (1563)
------------------------------------------------------------------------------------------------------------------------------------
    1563-1       Always vote FOR a management proposal to adopt a deferred compensation plan.                                  X
------------------------------------------------------------------------------------------------------------------------------------
    1563-2       Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    1563-3       Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
------------------------------------------------------------------------------------------------------------------------------------
    1563-4       Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        19




Approve Long-Term Bonus Plan (1564)
------------------------------------------------------------------------------------------------------------------------------------
    1564-1       Always vote FOR a management proposal to approve a long-term bonus plan.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    1564-2       Always vote AGAINST a management proposal to approve a long-term bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1564-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1564-4       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant's base salary.
------------------------------------------------------------------------------------------------------------------------------------
    1564-5       Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
------------------------------------------------------------------------------------------------------------------------------------
    1564-6       Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.
------------------------------------------------------------------------------------------------------------------------------------
    1564-7       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------

Approve Employment Agreements (1565)
------------------------------------------------------------------------------------------------------------------------------------
    1565-1       Always vote FOR a management proposal to approve an employment agreement or contract.                          X
------------------------------------------------------------------------------------------------------------------------------------
    1565-2       Always vote AGAINST a management proposal to approve an employment agreement or contract.
------------------------------------------------------------------------------------------------------------------------------------

Amend Deferred Compensation Plan (1566)
------------------------------------------------------------------------------------------------------------------------------------
    1566-1       Always vote FOR a management proposal to amend a deferred compensation plan.                                   X
------------------------------------------------------------------------------------------------------------------------------------
    1566-2       Always vote AGAINST a management proposal to amend a deferred compensation plan.
------------------------------------------------------------------------------------------------------------------------------------

Exchange Underwater Options (1570)
------------------------------------------------------------------------------------------------------------------------------------
    1570-1       Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).
------------------------------------------------------------------------------------------------------------------------------------
    1570-2       Always vote AGAINST a management proposal to exchange underwater options (options with a per-share            X
                 exercise price that exceeds the underlying stock's current market price).
------------------------------------------------------------------------------------------------------------------------------------
    1570-3       Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.
------------------------------------------------------------------------------------------------------------------------------------

Amend Annual Bonus Plan (1581)
------------------------------------------------------------------------------------------------------------------------------------
    1581-1       Always vote FOR a management proposal to amend an annual bonus plan.                                          X
------------------------------------------------------------------------------------------------------------------------------------
    1581-2       Always vote AGAINST a management proposal to amend an annual bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1581-3       Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.
------------------------------------------------------------------------------------------------------------------------------------

Reapprove Option/Bonus Plan for OBRA (1582)
------------------------------------------------------------------------------------------------------------------------------------
    1582-1       Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of          X
                 OBRA.
------------------------------------------------------------------------------------------------------------------------------------
    1582-2       Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
------------------------------------------------------------------------------------------------------------------------------------
    1582-3       Vote AGAINST IF the maximum per-employee payout is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        20



------------------------------------------------------------------------------------------------------------------------------------
    1582-4       Vote AGAINST IF the performance criteria is not disclosed.
------------------------------------------------------------------------------------------------------------------------------------
    1582-5       Vote AGAINST IF the company repriced or replaced options in the past fiscal year.
------------------------------------------------------------------------------------------------------------------------------------

Amend Long-Term Bonus Plan (1586)
------------------------------------------------------------------------------------------------------------------------------------
    1586-1       Always vote FOR a management proposal to amend a long-term bonus plan.                                        X
------------------------------------------------------------------------------------------------------------------------------------
    1586-2       Always vote AGAINST a management proposal to amend a long-term bonus plan.
------------------------------------------------------------------------------------------------------------------------------------
    1586-3       Vote AGAINST IF the plan increases the per-employee maximum bonus.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        21



SHAREHOLDER PROPOSALS
---------------------

SP-Shareholder Approval of Auditors (2000)
------------------------------------------------------------------------------------------------------------------------------------
    2000-1       Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2000-2       Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.                  X
------------------------------------------------------------------------------------------------------------------------------------

SP-Auditors Must Attend Annual Meeting (2001)
------------------------------------------------------------------------------------------------------------------------------------
    2001-1       Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.
------------------------------------------------------------------------------------------------------------------------------------
    2001-2       Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.             X
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit Consulting by Auditors (2002)
------------------------------------------------------------------------------------------------------------------------------------
    2002-1       Always vote FOR a shareholder proposal calling for limiting consulting by auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2002-2       Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.                       X
------------------------------------------------------------------------------------------------------------------------------------

SP-Rotate Auditors (2003)
------------------------------------------------------------------------------------------------------------------------------------
    2003-1       Always vote FOR a shareholder proposal calling for the rotation of auditors.
------------------------------------------------------------------------------------------------------------------------------------
    2003-2       Always vote AGAINST a shareholder proposal calling for the rotation of auditors.                              X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Preemptive Rights (2010)
------------------------------------------------------------------------------------------------------------------------------------
    2010-1       Always vote FOR a shareholder proposal to restore preemptive rights.
------------------------------------------------------------------------------------------------------------------------------------
    2010-2       Always vote AGAINST a shareholder proposal to restore preemptive rights.                                      X
------------------------------------------------------------------------------------------------------------------------------------

SP-Study Sale or Spin-Off (2030)
------------------------------------------------------------------------------------------------------------------------------------
    2030-1       Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.
------------------------------------------------------------------------------------------------------------------------------------
    2030-2       Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other              X
                 strategic alternatives.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Confidential Voting (2100)
------------------------------------------------------------------------------------------------------------------------------------
    2100-1       Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------
    2100-2       Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent      x
                 tabulation of the proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------

SP-Counting Shareholder Votes (2101)
------------------------------------------------------------------------------------------------------------------------------------
    2101-1       Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.
------------------------------------------------------------------------------------------------------------------------------------
    2101-2       Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and        x
                 broker non-votes in vote tabulations.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  22



SP-No Discretionary Voting (2102)
------------------------------------------------------------------------------------------------------------------------------------
    2102-1       Always vote FOR a shareholder proposal to eliminate the
                 company's discretion to vote unmarked proxy ballots.
------------------------------------------------------------------------------------------------------------------------------------
    2102-2       Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy x ballots.
------------------------------------------------------------------------------------------------------------------------------------

IRRC SmartVoter Guidelines                                                                                                        22

SP-Equal Access to the Proxy (2110)
------------------------------------------------------------------------------------------------------------------------------------
    2110-1       Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.
------------------------------------------------------------------------------------------------------------------------------------
    2110-2       Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for                 X
                 shareholders.
------------------------------------------------------------------------------------------------------------------------------------
    2110-3       Vote AGAINST IF the ballot will become open to shareholders' nominees.
------------------------------------------------------------------------------------------------------------------------------------
    2110-4       Vote AGAINST IF the change will allow shareholder statements.
------------------------------------------------------------------------------------------------------------------------------------

SP-Improve Meeting Reports (2120)
------------------------------------------------------------------------------------------------------------------------------------
    2120-1       Always vote FOR a shareholder proposal to improve annual meeting reports.
------------------------------------------------------------------------------------------------------------------------------------
    2120-2       Always vote AGAINST a shareholder proposal to improve annual meeting reports.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Change Annual Meeting Location (2130)
------------------------------------------------------------------------------------------------------------------------------------
    2130-1       Always vote FOR a shareholder proposal to change the annual meeting location.
------------------------------------------------------------------------------------------------------------------------------------
    2130-2       Always vote AGAINST a shareholder proposal to change the annual meeting location.                             X
------------------------------------------------------------------------------------------------------------------------------------

SP-Change Annual Meeting Date (2131)
------------------------------------------------------------------------------------------------------------------------------------
    2131-1       Always vote FOR a shareholder proposal to change the annual meeting date.
------------------------------------------------------------------------------------------------------------------------------------
    2131-2       Always vote AGAINST a shareholder proposal to change the annual meeting date.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Board Inclusiveness (2201)
------------------------------------------------------------------------------------------------------------------------------------
    2201-1       Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.
------------------------------------------------------------------------------------------------------------------------------------
    2201-2       Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as           X
                 directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Board Independence (2202)                                                                              Case-By-Case
------------------------------------------------------------------------------------------------------------------------------------
    2202-1       Always vote FOR a shareholder proposal seeking to increase board independence.
------------------------------------------------------------------------------------------------------------------------------------
    2202-2       Always vote AGAINST a shareholder proposal seeking to increase board independence.
------------------------------------------------------------------------------------------------------------------------------------

SP-Director Tenure/Retirement Age (2203)
------------------------------------------------------------------------------------------------------------------------------------
    2203-1       Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
------------------------------------------------------------------------------------------------------------------------------------
    2203-2       Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by        x
                 establishing a retirement or tenure policy.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        23



------------------------------------------------------------------------------------------------------------------------------------
    2203-3       Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
------------------------------------------------------------------------------------------------------------------------------------
    2203-4       Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.
------------------------------------------------------------------------------------------------------------------------------------

SP-Minimum Stock Ownership by Directors (2204)
------------------------------------------------------------------------------------------------------------------------------------
    2204-1       Always vote FOR a shareholder proposal to require minimum stock ownership by directors.
------------------------------------------------------------------------------------------------------------------------------------
    2204-2       Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.                   X
------------------------------------------------------------------------------------------------------------------------------------
    2204-3       Vote AGAINST IF the minimum level of ownership required is more than XX shares.
------------------------------------------------------------------------------------------------------------------------------------

SP-Allow Union/Employee Representatives on the Board (2205)
------------------------------------------------------------------------------------------------------------------------------------
    2205-1       Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
------------------------------------------------------------------------------------------------------------------------------------
    2205-2       Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives        X
                 on the board of directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Directors' Role in Corporate Strategy (2206)
------------------------------------------------------------------------------------------------------------------------------------
    2206-1       Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.
------------------------------------------------------------------------------------------------------------------------------------
    2206-2       Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in       X
                 the development and monitoring of the company's long-term strategic plan.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Nominating Committee Independence (2210)
------------------------------------------------------------------------------------------------------------------------------------
    2210-1       Always vote FOR a shareholder proposal to increase the independence of the nominating committee.
------------------------------------------------------------------------------------------------------------------------------------
    2210-2       Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Nominating Committee (2211)
------------------------------------------------------------------------------------------------------------------------------------
    2211-1       Always vote FOR a shareholder proposal to create a nominating committee of the board.
------------------------------------------------------------------------------------------------------------------------------------
    2211-2       Always vote AGAINST a shareholder proposal to create a nominating committee of the board.                     X
------------------------------------------------------------------------------------------------------------------------------------
    2211-3       Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Shareholder Committee (2212)
------------------------------------------------------------------------------------------------------------------------------------
    2212-1       Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
------------------------------------------------------------------------------------------------------------------------------------
    2212-2       Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.                    X
------------------------------------------------------------------------------------------------------------------------------------
    2212-3       Vote AGAINST IF the proposal is a binding bylaw amendment.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        24




SP-Independent Board Chairman (2214)
------------------------------------------------------------------------------------------------------------------------------------
    2214-1       Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    2214-2       Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen       X
                 from among the ranks of the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Lead Director (2215)
------------------------------------------------------------------------------------------------------------------------------------
    2215-1       Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------
    2215-2       Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of      X
                 the non-employee directors.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Cumulative Voting (2220)
------------------------------------------------------------------------------------------------------------------------------------
    2220-1       Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.
------------------------------------------------------------------------------------------------------------------------------------
    2220-2       Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.                     X
------------------------------------------------------------------------------------------------------------------------------------

SP-Require Nominee Statement in Proxy (2230)
------------------------------------------------------------------------------------------------------------------------------------
    2230-1       Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
------------------------------------------------------------------------------------------------------------------------------------
    2230-2       Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the      X
                 proxy statement.
------------------------------------------------------------------------------------------------------------------------------------

SP-Double Board Nominees (2231)
------------------------------------------------------------------------------------------------------------------------------------
    2231-1       Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
------------------------------------------------------------------------------------------------------------------------------------
    2231-2       Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.      X
------------------------------------------------------------------------------------------------------------------------------------

SP-Director Liability (2240)
------------------------------------------------------------------------------------------------------------------------------------
    2240-1       Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
------------------------------------------------------------------------------------------------------------------------------------
    2240-2       Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that                X
                 constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.
------------------------------------------------------------------------------------------------------------------------------------

SP-Repeal Classified Board (2300)
------------------------------------------------------------------------------------------------------------------------------------
    2300-1       Always vote FOR a shareholder proposal to repeal a classified board.
------------------------------------------------------------------------------------------------------------------------------------
    2300-2       Always vote AGAINST a shareholder proposal to repeal a classified board.                                      X
------------------------------------------------------------------------------------------------------------------------------------
    2300-3       Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        25




SP-Redeem or Vote on Poison Pill (2310)
------------------------------------------------------------------------------------------------------------------------------------
    2310-1       Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    2310-2       Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote        X
                 on a shareholder rights plan (poison pill).
------------------------------------------------------------------------------------------------------------------------------------
    2310-3       Vote AGAINST IF the proposal seeks to redeem the rights plan.
------------------------------------------------------------------------------------------------------------------------------------
    2310-4       Vote AGAINST IF the board has an independent majority.
------------------------------------------------------------------------------------------------------------------------------------
    2310-5       Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
------------------------------------------------------------------------------------------------------------------------------------
    2310-6       Vote AGAINST IF the pill does not contain a dead-hand provision.
------------------------------------------------------------------------------------------------------------------------------------
    2310-7       Vote AGAINST IF the company elects the entire board annually.
------------------------------------------------------------------------------------------------------------------------------------

SP-Eliminate Supermajority Provision (2320)
------------------------------------------------------------------------------------------------------------------------------------
    2320-1       Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2320-2       Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.                  X
------------------------------------------------------------------------------------------------------------------------------------

SP-Reduce Supermajority Provision (2321)
------------------------------------------------------------------------------------------------------------------------------------
    2321-1       Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2321-2       Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.                     X
------------------------------------------------------------------------------------------------------------------------------------

SP-Repeal Fair Price Provision (2324)
------------------------------------------------------------------------------------------------------------------------------------
    2324-1       Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
------------------------------------------------------------------------------------------------------------------------------------
    2324-2       Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.                        X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Right to Call a Special Meeting (2325)
------------------------------------------------------------------------------------------------------------------------------------
    2325-1       Always vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.
------------------------------------------------------------------------------------------------------------------------------------
    2325-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restore Right to Act by Written Consent (2326)
------------------------------------------------------------------------------------------------------------------------------------
    2326-1       Always vote FOR a shareholder proposal to restore shareholders' right to act by written consent.
------------------------------------------------------------------------------------------------------------------------------------
    2326-2       Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Prohibit Targeted Share Placement (2330)
------------------------------------------------------------------------------------------------------------------------------------
    2330-1       Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.
------------------------------------------------------------------------------------------------------------------------------------
    2330-2       Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share            X
                 placements or to require shareholder approval before such block placements can be made.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        26



SP-Opt Out of State Takeover Statute (2341)
------------------------------------------------------------------------------------------------------------------------------------
    2341-1       Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.
------------------------------------------------------------------------------------------------------------------------------------
    2341-2       Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover        X
                 statutory provision.
------------------------------------------------------------------------------------------------------------------------------------

SP-Reincorporation (2342)
------------------------------------------------------------------------------------------------------------------------------------
    2342-1       Always vote FOR a shareholder proposal to reincorporate the company in another state.
------------------------------------------------------------------------------------------------------------------------------------
    2342-2       Always vote AGAINST a shareholder proposal to reincorporate the company in another state.                      X
------------------------------------------------------------------------------------------------------------------------------------
    2342-3       Vote AGAINST IF the new state has stronger anti-takeover provisions.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Anti-Greenmail Provision (2350)
------------------------------------------------------------------------------------------------------------------------------------
    2350-1       Always vote FOR a shareholder proposal to limit greenmail payments.
------------------------------------------------------------------------------------------------------------------------------------
    2320-2       Always vote AGAINST a shareholder proposal to limit greenmail payments.                                       X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Executive Compensation (2400)
------------------------------------------------------------------------------------------------------------------------------------
    2400-1       Always vote FOR a shareholder proposal to restrict executive compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2400-2       Always vote AGAINST a shareholder proposal to restrict executive compensation.                                X
------------------------------------------------------------------------------------------------------------------------------------
    2400-3       Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.
------------------------------------------------------------------------------------------------------------------------------------

SP-Disclose Executive Compensation (2401)
------------------------------------------------------------------------------------------------------------------------------------
    2401-1       Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2401-2       Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.               X
------------------------------------------------------------------------------------------------------------------------------------
    2401-3       Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Director Compensation (2402)
------------------------------------------------------------------------------------------------------------------------------------
    2402-1       Always vote FOR a shareholder proposal to restrict director compensation.
------------------------------------------------------------------------------------------------------------------------------------
    2402-2       Always vote AGAINST a shareholder proposal to restrict director compensation.                                 X
------------------------------------------------------------------------------------------------------------------------------------

SP-Cap Executive Pay (2403)
------------------------------------------------------------------------------------------------------------------------------------
    2403-1       Always vote FOR a shareholder proposal to cap executive pay.
------------------------------------------------------------------------------------------------------------------------------------
    2403-2       Always vote AGAINST a shareholder proposal to cap executive pay.                                              X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        27




SP-Pay Directors in Stock (2405)
------------------------------------------------------------------------------------------------------------------------------------
    2405-1       Always vote FOR a shareholder proposal calling for directors to be paid with company stock.
------------------------------------------------------------------------------------------------------------------------------------
    2405-2       Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.               X
------------------------------------------------------------------------------------------------------------------------------------
    2405-3       Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.
------------------------------------------------------------------------------------------------------------------------------------

SP-Approve Executive Compensation (2406)
------------------------------------------------------------------------------------------------------------------------------------
    2406-1       Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.
------------------------------------------------------------------------------------------------------------------------------------
    2406-2       Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.                    X
------------------------------------------------------------------------------------------------------------------------------------

SP-Restrict Director Pensions (2407)
------------------------------------------------------------------------------------------------------------------------------------
    2407-1       Always vote FOR a shareholder proposal calling for the termination of director retirement plans.
------------------------------------------------------------------------------------------------------------------------------------
    2407-2       Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.          X
------------------------------------------------------------------------------------------------------------------------------------

SP-Review/Report on/Link Executive Pay to Social Performance (2408)
------------------------------------------------------------------------------------------------------------------------------------
    2408-1       Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
------------------------------------------------------------------------------------------------------------------------------------
    2408-2       Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link              X
                 executive compensation to non-financial criteria, particularly social criteria.
------------------------------------------------------------------------------------------------------------------------------------
    2408-3       Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.
------------------------------------------------------------------------------------------------------------------------------------

SP-No Repricing of Underwater Options (2409)
------------------------------------------------------------------------------------------------------------------------------------
    2409-1       Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2409-2       Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater      X
                 stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2409-3       Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.
------------------------------------------------------------------------------------------------------------------------------------

SP-Golden Parachutes (2414)
------------------------------------------------------------------------------------------------------------------------------------
    2414-1       Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
------------------------------------------------------------------------------------------------------------------------------------
    2414-2       Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden             X
                 parachutes.
------------------------------------------------------------------------------------------------------------------------------------
    2414-3       Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives' salary and bonus.
------------------------------------------------------------------------------------------------------------------------------------

SP-Award Performance-Based Stock Options (2415)
------------------------------------------------------------------------------------------------------------------------------------
    2415-1       Always vote FOR a shareholder proposal seeking to award performance-based stock options.
------------------------------------------------------------------------------------------------------------------------------------
    2415-2       Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.                  X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        28




SP-Expense Stock Options (2416)
------------------------------------------------------------------------------------------------------------------------------------
    2416-1       Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.
------------------------------------------------------------------------------------------------------------------------------------
    2416-2       Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future         X
                 stock options issued by the company in the company's annual income statement.
------------------------------------------------------------------------------------------------------------------------------------

SP-Pension Fund Surplus (2417)
------------------------------------------------------------------------------------------------------------------------------------
    2417-1       Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
------------------------------------------------------------------------------------------------------------------------------------
    2417-2       Always vote AGAINST a shareholder proposal that requests future executive compensation be determined          X
                 without regard to any pension fund income.
------------------------------------------------------------------------------------------------------------------------------------

SP-Create Compensation Committee (2420)
------------------------------------------------------------------------------------------------------------------------------------
    2420-1       Always vote FOR a shareholder proposal to create a compensation committee.
------------------------------------------------------------------------------------------------------------------------------------
    2420-2       Always vote AGAINST a shareholder proposal to create a compensation committee.                                X
------------------------------------------------------------------------------------------------------------------------------------

SP-Hire Independent Compensation Consultant (2421)
------------------------------------------------------------------------------------------------------------------------------------
    2421-1       Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.
------------------------------------------------------------------------------------------------------------------------------------
    2421-2       Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own            X
                 independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Compensation Committee Independence (2422)
------------------------------------------------------------------------------------------------------------------------------------
    2422-1       Always vote FOR a shareholder proposal to increase the independence of the compensation committee.
------------------------------------------------------------------------------------------------------------------------------------
    2422-2       Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee. X
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Audit Committee Independence (2500)
------------------------------------------------------------------------------------------------------------------------------------
    2500-1       Always vote FOR a shareholder proposal to increase the independence of the audit committee.
------------------------------------------------------------------------------------------------------------------------------------
    2500-2       Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.               X
------------------------------------------------------------------------------------------------------------------------------------

SP-Increase Key Committee Independence (2501)
------------------------------------------------------------------------------------------------------------------------------------
    2501-1       Always vote FOR a shareholder proposal to increase the independence of key committees.
------------------------------------------------------------------------------------------------------------------------------------
    2501-2       Always vote AGAINST a shareholder proposal to increase the independence of key committees.                    X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        29




SOCIAL ISSUE PROPOSALS
----------------------

SP-Develop/Report on Human Rights Policy (3000)
------------------------------------------------------------------------------------------------------------------------------------
    3000-1       Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
------------------------------------------------------------------------------------------------------------------------------------
    3000-2       Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights         X
                 policies.
------------------------------------------------------------------------------------------------------------------------------------
    3000-3       Vote AGAINST IF the company does not operate in countries of concern.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Operations' Impact on Local Groups (3005)
------------------------------------------------------------------------------------------------------------------------------------
    3005-1       Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.
------------------------------------------------------------------------------------------------------------------------------------
    3005-2       Always vote AGAINST a shareholder proposal that asks the company to review its operations' impact on          X
                 local groups.
------------------------------------------------------------------------------------------------------------------------------------

SP-Burma-Limit or End Operations (3030)
------------------------------------------------------------------------------------------------------------------------------------
    3030-1       Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
------------------------------------------------------------------------------------------------------------------------------------
    3030-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.         X
------------------------------------------------------------------------------------------------------------------------------------
    3030-3       Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.
------------------------------------------------------------------------------------------------------------------------------------
    3030-4       Vote AGAINST IF the company does not contract directly with the Burmese government.
------------------------------------------------------------------------------------------------------------------------------------

SP-Burma-Review Operations (3031)
------------------------------------------------------------------------------------------------------------------------------------
    3031-1       Always vote FOR a shareholder proposal that asks management to review operations in Burma.
------------------------------------------------------------------------------------------------------------------------------------
    3031-2       Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.                X
------------------------------------------------------------------------------------------------------------------------------------

SP-China-No Use of Forced Labor (3040)
------------------------------------------------------------------------------------------------------------------------------------
    3040-1       Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.
------------------------------------------------------------------------------------------------------------------------------------
    3040-2       Always vote AGAINST a shareholder proposal that asks management to certify that company operations are        X
                 free of forced labor.
------------------------------------------------------------------------------------------------------------------------------------

SP-China-Adopt Code of Conduct (3041)
------------------------------------------------------------------------------------------------------------------------------------
    3041-1       Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
------------------------------------------------------------------------------------------------------------------------------------
    3041-2       Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on      X
                 each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
------------------------------------------------------------------------------------------------------------------------------------
    3041-3       Vote AGAINST IF the company has de minimus operations involving China.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        30




SP-Review Military Contracting Criteria (3100)
------------------------------------------------------------------------------------------------------------------------------------
    3100-1       Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
------------------------------------------------------------------------------------------------------------------------------------
    3100-2       Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical       X
                 criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
------------------------------------------------------------------------------------------------------------------------------------
    3100-3       Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Economic Conversion (3110)
------------------------------------------------------------------------------------------------------------------------------------
    3110-1       Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.
------------------------------------------------------------------------------------------------------------------------------------
    3110-2       Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the           X
                 company's facilities that are dependent on defense contracts toward production for commercial markets.
------------------------------------------------------------------------------------------------------------------------------------
    3110-3       Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Space Weapons (3120)
------------------------------------------------------------------------------------------------------------------------------------
    3120-1       Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.
------------------------------------------------------------------------------------------------------------------------------------
    3120-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's government         X
                 contracts for the development of ballistic missile defense technologies and related space systems.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Foreign Military Sales (3130)
------------------------------------------------------------------------------------------------------------------------------------
    3130-1       Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.
------------------------------------------------------------------------------------------------------------------------------------
    3130-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's foreign            X
                 military sales or foreign offset activities.
------------------------------------------------------------------------------------------------------------------------------------
    3130-3       Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Nuclear Weapons Production (3150)
------------------------------------------------------------------------------------------------------------------------------------
    3150-1       Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
------------------------------------------------------------------------------------------------------------------------------------
    3150-2       Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons               X
                 production.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Nuclear Weapons Production (3151)
------------------------------------------------------------------------------------------------------------------------------------
    3151-1       Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
------------------------------------------------------------------------------------------------------------------------------------
    3151-2       Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.         X
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        31




SP-Review Charitable Giving Policy (3210)
------------------------------------------------------------------------------------------------------------------------------------
    3210-1       Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
------------------------------------------------------------------------------------------------------------------------------------
    3210-2       Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated          X
                 contribution programs.
------------------------------------------------------------------------------------------------------------------------------------
    3210-3       Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Charitable Giving (3215)
------------------------------------------------------------------------------------------------------------------------------------
    3215-1       Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
------------------------------------------------------------------------------------------------------------------------------------
    3215-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.           X
------------------------------------------------------------------------------------------------------------------------------------
    3215-3       Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Political Spending (3220)
------------------------------------------------------------------------------------------------------------------------------------
    3220-1       Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
------------------------------------------------------------------------------------------------------------------------------------
    3220-2       Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political           X
                 spending and activities.
------------------------------------------------------------------------------------------------------------------------------------
    3220-3       Vote AGAINST IF the information requested is already easily available or if compliance is costly.
------------------------------------------------------------------------------------------------------------------------------------

SP-Limit or End Political Spending (3221)
------------------------------------------------------------------------------------------------------------------------------------
    3221-1       Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
------------------------------------------------------------------------------------------------------------------------------------
    3221-2       Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.          X
------------------------------------------------------------------------------------------------------------------------------------
    3221-3       Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.
------------------------------------------------------------------------------------------------------------------------------------

SP-Disclose Prior Government Service (3222)
------------------------------------------------------------------------------------------------------------------------------------
    3222-1       Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.
------------------------------------------------------------------------------------------------------------------------------------
    3222-2       Always vote AGAINST a shareholder proposal requesting disclosure of company executives' prior government      X
                 service.
------------------------------------------------------------------------------------------------------------------------------------

SP-Affirm Political Nonpartisanship (3224)
------------------------------------------------------------------------------------------------------------------------------------
    3224-1       Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
------------------------------------------------------------------------------------------------------------------------------------
    3224-2       Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.               X
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Tobacco Marketing (3300)
------------------------------------------------------------------------------------------------------------------------------------
    3300-1       Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
------------------------------------------------------------------------------------------------------------------------------------
    3300-2       Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product        X
                 marketing practices.
------------------------------------------------------------------------------------------------------------------------------------
    3300-3       Vote AGAINST IF no relevant studies suggest the company's practices promote illegal sales to minors.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        32



    3300-4       Vote AGAINST IF the proposal deals with marketing to specific target groups.
------------------------------------------------------------------------------------------------------------------------------------
    3300-5       Vote AGAINST IF the proposal deals with marketing practices abroad.
------------------------------------------------------------------------------------------------------------------------------------
    3300-6       Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.
------------------------------------------------------------------------------------------------------------------------------------
    3300-7       Vote AGAINST IF the proposal calls for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------

SP-Sever Links with Tobacco Industry (3307)
------------------------------------------------------------------------------------------------------------------------------------
    3307-1       Always vote FOR a shareholder proposal to sever links with the tobacco industry.
------------------------------------------------------------------------------------------------------------------------------------
    3307-2       Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.                          X
------------------------------------------------------------------------------------------------------------------------------------
    3307-3       Vote AGAINST IF the company is submitted to a tobacco company.
------------------------------------------------------------------------------------------------------------------------------------
    3307-4       Vote AGAINST IF the company is NOT a health care company.
------------------------------------------------------------------------------------------------------------------------------------
    3307-5       Vote AGAINST IF the company has retail outlets for tobacco products.
------------------------------------------------------------------------------------------------------------------------------------
    3307-6       Vote AGAINST IF the company provides products to the tobacco industry.
------------------------------------------------------------------------------------------------------------------------------------
    3307-7       Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
------------------------------------------------------------------------------------------------------------------------------------
    3307-8       Vote AGAINST IF the proposal concerns tobacco farmers.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Reduce Tobacco Harm to Health (3308)
------------------------------------------------------------------------------------------------------------------------------------
    3308-1       Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
------------------------------------------------------------------------------------------------------------------------------------
    3308-2       Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to          X
                 health.
------------------------------------------------------------------------------------------------------------------------------------
    3308-3       Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
------------------------------------------------------------------------------------------------------------------------------------
    3308-4       Vote AGAINST IF the proposal concerns research or changes to product ingredients.
------------------------------------------------------------------------------------------------------------------------------------
    3308-5       Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Promote Animal Welfare (3320)
------------------------------------------------------------------------------------------------------------------------------------
    3320-1       Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
------------------------------------------------------------------------------------------------------------------------------------
    3320-2       Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.          X
------------------------------------------------------------------------------------------------------------------------------------
    3320-3       Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Drug Pricing or Distribution (3340)
------------------------------------------------------------------------------------------------------------------------------------
    3340-1       Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
------------------------------------------------------------------------------------------------------------------------------------
    3340-2       Always vote AGAINST a shareholder proposal that asks the company to report or take action on                  X
                 pharmaceutical drug pricing or distribution.
------------------------------------------------------------------------------------------------------------------------------------
    3340-3       Vote AGAINST IF the proposal asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        33



------------------------------------------------------------------------------------------------------------------------------------
    3340-4       Vote AGAINST IF the proposal relates only to domestic pricing.
------------------------------------------------------------------------------------------------------------------------------------

SP-Oppose Embryo/Fetal Destruction (3350)
------------------------------------------------------------------------------------------------------------------------------------
    3350-1       Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
------------------------------------------------------------------------------------------------------------------------------------
    3350-2       Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal            X
                 destruction.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Nuclear Facility/Waste (3400)
------------------------------------------------------------------------------------------------------------------------------------
    3400-1       Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
------------------------------------------------------------------------------------------------------------------------------------
    3400-2       Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear               X
                 facilities or nuclear waste.
------------------------------------------------------------------------------------------------------------------------------------
    3400-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3400-4       Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Energy Efficiency & Renewables (3410)
------------------------------------------------------------------------------------------------------------------------------------
    3410-1       Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
------------------------------------------------------------------------------------------------------------------------------------
    3410-2       Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and        X
                 fossil fuels, its development or use of solar and wind power, or its energy efficiency.
------------------------------------------------------------------------------------------------------------------------------------
    3410-3       Vote AGAINST IF the proposal asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------

SP-Endorse Ceres Principles (3420)
------------------------------------------------------------------------------------------------------------------------------------
    3420-1       Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
------------------------------------------------------------------------------------------------------------------------------------
    3420-2       Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.              X
------------------------------------------------------------------------------------------------------------------------------------
    3420-3       Vote AGAINST IF the company has well-established environmental management practices.
------------------------------------------------------------------------------------------------------------------------------------
    3420-4       Vote AGAINST IF the company has an average or better environmental performance record.
------------------------------------------------------------------------------------------------------------------------------------

SP-Control Generation of Pollutants (3422)
------------------------------------------------------------------------------------------------------------------------------------
    3422-1       Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
------------------------------------------------------------------------------------------------------------------------------------
    3422-2       Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).       X
------------------------------------------------------------------------------------------------------------------------------------
    3422-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3422-4       Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
------------------------------------------------------------------------------------------------------------------------------------
    3422-5       Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        34




SP-Report on Environmental Impact or Plans (3423)
------------------------------------------------------------------------------------------------------------------------------------
    3423-1       Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
------------------------------------------------------------------------------------------------------------------------------------
    3423-2       Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact        X
                 or plans.
------------------------------------------------------------------------------------------------------------------------------------
    3423-3       Vote AGAINST IF management has issued a written statement beyond the legal minimum.
------------------------------------------------------------------------------------------------------------------------------------

SP-Report or Take Action on Climate Change (3425)
------------------------------------------------------------------------------------------------------------------------------------
    3425-1       Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
------------------------------------------------------------------------------------------------------------------------------------
    3425-2       Always vote AGAINST a shareholder proposal that asks management to report or take action on climate           X
                 change.
------------------------------------------------------------------------------------------------------------------------------------
    3425-3       Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
------------------------------------------------------------------------------------------------------------------------------------
    3425-4       Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
------------------------------------------------------------------------------------------------------------------------------------
    3425-5       Vote AGAINST IF management has issued a statement and committed to targets and timetable.
------------------------------------------------------------------------------------------------------------------------------------
    3425-6       Vote AGAINST IF the company is not a major emitter of greenhouse gases.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Curb Bioengineering (3430)
------------------------------------------------------------------------------------------------------------------------------------
    3430-1       Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------
    3430-2       Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of      X
                 bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------
    3430-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3430-4       Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.
------------------------------------------------------------------------------------------------------------------------------------

SP-Preserve/Report on Natural Habitat (3440)
------------------------------------------------------------------------------------------------------------------------------------
    3440-1       Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
------------------------------------------------------------------------------------------------------------------------------------
    3440-2       Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.                 X
------------------------------------------------------------------------------------------------------------------------------------
    3440-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------
    3440-4       Vote AGAINST IF the proposal does not address a unique habitat.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Developing Country Debt (3500)
------------------------------------------------------------------------------------------------------------------------------------
    3500-1       Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
------------------------------------------------------------------------------------------------------------------------------------
    3500-2       Always vote AGAINST a shareholder proposal asking the company to review their developing country debt         X
                 and lending criteria and to report to shareholders on its findings.
------------------------------------------------------------------------------------------------------------------------------------
    3500-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        35




SP-Review Social Impact of Financial Ventures (3503)
------------------------------------------------------------------------------------------------------------------------------------
    3503-1       Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
------------------------------------------------------------------------------------------------------------------------------------
    3503-2       Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public        X
                 health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
------------------------------------------------------------------------------------------------------------------------------------
    3503-3       Vote AGAINST IF the proposal asks for action beyond reporting.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Fair Lending Policy (3520)
------------------------------------------------------------------------------------------------------------------------------------
    3520-1       Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
------------------------------------------------------------------------------------------------------------------------------------
    3520-2       Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on      X
                 fair lending practices.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Plant Closings (3600)
------------------------------------------------------------------------------------------------------------------------------------
    3600-1       Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
------------------------------------------------------------------------------------------------------------------------------------
    3600-2       Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider          X
                 issues related to facilities closure and relocation of work.
------------------------------------------------------------------------------------------------------------------------------------

SP-Report on EEO (3610)
------------------------------------------------------------------------------------------------------------------------------------
    3610-1       Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
------------------------------------------------------------------------------------------------------------------------------------
    3610-2       Always vote AGAINST a shareholder proposal that asks management to report on the company's affirmative action X policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
------------------------------------------------------------------------------------------------------------------------------------
    3610-3       Vote AGAINST IF the company releases its EEO-1 reports.
------------------------------------------------------------------------------------------------------------------------------------
    3610-4       Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.
------------------------------------------------------------------------------------------------------------------------------------
    3610-5       Vote AGAINST IF the information indicates a well-established affirmative action program.
------------------------------------------------------------------------------------------------------------------------------------

SP-Drop Sexual Orientation from EEO Policy (3614)
------------------------------------------------------------------------------------------------------------------------------------
    3614-1       Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
------------------------------------------------------------------------------------------------------------------------------------
    3614-2       Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO           X
                 policy.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)
------------------------------------------------------------------------------------------------------------------------------------
    3615-1       Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
------------------------------------------------------------------------------------------------------------------------------------
    3615-2       Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation                 X
                 non-discrimination policy.
------------------------------------------------------------------------------------------------------------------------------------


IRRC SmartVoter Guidelines                                                                                                        36




SP-Review Mexican Work Force Conditions (3621)
------------------------------------------------------------------------------------------------------------------------------------
    3621-1       Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
------------------------------------------------------------------------------------------------------------------------------------
    3621-2       Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican                X
                 operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Adopt Standards for Mexican Operation (3622)
------------------------------------------------------------------------------------------------------------------------------------
    3622-1       Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
------------------------------------------------------------------------------------------------------------------------------------
    3622-2       Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican                X
                 operations.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review or Implement MacBride Principles (3630)
------------------------------------------------------------------------------------------------------------------------------------
    3630-1       Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3630-2       Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride           X
                 principles.
------------------------------------------------------------------------------------------------------------------------------------
    3630-3       Vote AGAINST IF no fair employment problems exist.
------------------------------------------------------------------------------------------------------------------------------------

SP-Urge MacBride on Contractor/Franchisee (3632)
------------------------------------------------------------------------------------------------------------------------------------
    3632-1       Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3632-2       Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and             X
                 franchisees to implement the MacBride principles.
------------------------------------------------------------------------------------------------------------------------------------
    3632-3       Vote AGAINST IF no fair employment problems exist at contractor/franchisee.
------------------------------------------------------------------------------------------------------------------------------------

SP-Review Global Labor Practices (3680)
------------------------------------------------------------------------------------------------------------------------------------
    3680-1       Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
------------------------------------------------------------------------------------------------------------------------------------
    3680-2       Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor       X
                 practices or those of their contractors.
------------------------------------------------------------------------------------------------------------------------------------
    3680-3       Vote AGAINST IF the company already reports publicly using a recognized standard.
------------------------------------------------------------------------------------------------------------------------------------
    3680-4       Vote AGAINST IF the resolution asks for more than a report.
------------------------------------------------------------------------------------------------------------------------------------

SP-Monitor/Adopt ILO Conventions (3681)
------------------------------------------------------------------------------------------------------------------------------------
    3681-1       Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
------------------------------------------------------------------------------------------------------------------------------------
    3681-2       Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global       X
                 workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.
------------------------------------------------------------------------------------------------------------------------------------
    3681-3       Vote AGAINST IF the proposal asks the company to use third-party monitors.
------------------------------------------------------------------------------------------------------------------------------------
    3681-4       Vote AGAINST IF the company has a reasonable code and monitoring system.
------------------------------------------------------------------------------------------------------------------------------------

IRRC SmartVoter Guidelines

                            JOHN A. LEVIN & CO., INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES


                                  January 2004


                                POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of John A. Levin & Co., Inc. (including its subsidiaries, the "Adviser") for voting proxies with respect to securities held in the accounts of clients for whom the Adviser provides discretionary investment management services and for whom the Adviser has the authority to vote proxies. The Adviser's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

The Adviser will vote proxies as part of its authority to manage, acquire and dispose of account assets. The Adviser will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary" has explicitly reserved the authority for itself. It should be noted that the Adviser's standard investment management agreement provides that the Adviser will vote proxies. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser generally seeks to comply with it's policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the Adviser.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

ISS/VoteX - Institutional Shareholder Services ("ISS") has been retained by the Adviser to provide research, vote execution, reporting, record keeping, and reconciliation services.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that my have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.

While ISS has been retained to provide assistance to the Adviser in voting it's client's foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

                         GENERAL PROXY VOTING GUIDELINES

It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

 The Adviser will utilize the proxy voting guidelines set forth by ISS. These guidelines address a range of issues, including corporate governance with respect to a wide range of matters, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The adviser's policies do not follow the ISS guidelines in all respects, and the Adviser may vote in a manner that is contrary to the ISS guidelines if it believes that such vote would be in the best interests of the Adviser's clients. Since the investment philosophy of many of the strategies employed by the Adviser generally results in investments in companies in which the Adviser has confidence in management and in its orientation to serve shareholders, implementation of the Adviser's proxy voting guidelines may result in a voting pattern that is generally supportive of management.

     The following is a concise summary of the proxy voting guidelines used by the adviser:

     1.   Auditors:

     Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent

          o    Fees for non-audit services are excessive, or

          o There is a reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position

     2.   Board of Directors:

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     Classification/Declassification of the Board

     Vote on a CASE-BY-CASE basis on proposals to classify the board.or to repeal classified boards and to elect all directors annually.

     Independent Chairman (Separate Chairman/CEO)

     Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into accounting determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

     Majority of Independent Directors/Establishment of Committees

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

     Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     3.   Shareholder Rights:

     Shareholder Ability to Act by Written Consent

     Vote on a CASE-BY-CASE basis on proposals to restrict or prohibit shareholders from taking action by written consent.

     Vote on a CASE-BY-CASE basis on proposals to allow or make easier shareholder action by written consent.

     Shareholder Ability to Call Special Meetings

     Vote on a CASE-BY-CASE basis proposals to restrict or prohibit shareholder ability to call special meetings.

     Vote on a CASE-BY-CASE basis on proposals that remove restrictions on the right of shareholders to act independently of management.

     Supermajority Vote Requirements

     Vote AGAINST proposals to require a supermajority shareholder vote.

     Vote FOR proposals to lower supermajority vote requirements.

     Cumulative Voting

     Vote AGAINST proposals to eliminate cumulative voting.

     Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

     Confidential Voting

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     4.   Proxy Contests:

     Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     Reimbursing Proxy Solicitation Expenses

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

     5.   Poison Pills:

     Vote on a CASE-BY-CASE basis on shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

     6.   Mergers and Corporate Restructurings:

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

     7.   Reincorporation Proposals:

     Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

     8.   Capital Structure:

     Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual Class Stock

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholder.

          o It is not designed to preserve the voting power of an insider or significant shareholder.

     9.   Executive and Director Compensation:

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, it is compared to a company specific dilution cap.

     Vote AGAINST equity plans that explicitly permit repricing or where the company has a history or repricing without shareholder approval.

     Management Proposals Seeking Approval to Reprice Options:

     Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          o    Historic trading patterns

          o    Rationale for the repricing

          o    Value-for-value exchange

          o    Option vesting

          o    Term of the option

          o    Exercise price

          o    Participation.

     Employee Stock Purchase Plans

     Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85% of fair market value

          o    Offering period is 27 months or less, and

          o    Potential voting power dilution (VPD) is 10% or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

     Shareholder Proposals on Compensation

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     10.  Social and Environmental Issues

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

           GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by the Adviser pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of the Adviser responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the Guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, the Adviser may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of the Adviser.

                              CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when:

     o Proxy votes are solicited by an issuer who has an account relationship with the Adviser;

     o Proxy votes are solicited by an issuer that has a material business relationship with the Adviser;

     o A proponent of a proxy proposal has a business relationship with the Adviser (e.g., a pension fund or an employee group for which the Adviser manages money);

     o The Adviser has material business relationships with participants in proxy contests, corporate directors, or candidates; or

     o An employee of the Adviser may have a personal interest in the outcome of a particular matter.

     o These items are only examples; additional conflicts of interest may arise from time to time. All employees of the Adviser are required to communicate any potential conflicts of interest with the Legal/Compliance Department immediately. The Legal/Compliance Department will keep an updated "Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

     o It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations the Adviser will vote in accordance with recommendations provided by ISS; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the

     o In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

     o In situations where a client of the Adviser may have a relationship with an issuer or the proponent of a proposal, the Adviser may take such fact into consideration and vote on behalf such client in a manner that differs from the manner in which the Adviser votes on behalf of other clients.

                              OPERATING PROCEDURES

Once the Adviser has determined that it has the responsibility for voting a client's proxies, the Adviser must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

     1) The operations department of the Adviser (the "Operations Department") is responsible for identifying the clients for whom the Adviser is required to vote proxies.

     2) The Operation Department will provide to the portfolio managers the proxy proposals and ISS recommendation relating to the securities held in the accounts managed by such portfolio managers.

     3) The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of ISS and for directing the Operations Department as to the manner in which proxies shall be voted in the event that their voting decision differs from that of ISS.

     4) A member of the Legal/Compliance Department of the Adviser shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of the Adviser.

     5) The Adviser utilizes ISS VoteX to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify ISS VoteX of all new client accounts that have delegated proxy voting authorization to the Adviser. In addition, the Operations Department will notify ProxyEdge of any changes to existing client accounts. The Operations Department will provide all necessary information to ISS VoteX in order to facilitate reconciling the share amounts reflected on the proxy ballot with clients' account holdings and to electronically vote such ballots. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

ISS VoteX will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list" that is sent by the Adviser, through an interface to Advent/Axys, to ensure it has received the correct number of shares that the Adviser is entitled to vote. If there appears to be a material discrepancy, ISS VoteX will display this discrepancy, which is viewed by the Operations Department, who will then internally confirm the accounts total number of eligible shares. If the ballot is incorrect, the ISS will contact the account's Custodian or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote. Once ISS has reconciled the votable share amounts, they will electronically vote the proxy ballots in accordance with the ISS recommendations for the proposals.

     6) If the portfolio manager chooses to vote contrary to the ISS recommendation, after receiving approval from the Compliance Department, the Operations Department will override the ISS recommendation in the VoteX system and enter the voting rationale provided by the portfolio manager in the notes section on VoteX.

     7) All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

     8) The Operations Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which the Adviser voted such clients' proxies.

     9) The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

                       Perkins Wolf McDonnell and Company
                             Proxy Voting Guidelines

The proxy voting guidelines (the "Guidelines") below summarize Perkins Wolf McDonnell and Company's ("Perkins Wolf") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Perkins Wolf Proxy Voting Procedures, will be used for voting proxies on behalf of all Perkins Wolf clients (including mutual funds) for which Perkins Wolf has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Perkins Wolf.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Perkins Wolf may not vote in strict adherence to the Guidelines. In addition, Perkins Wolf portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Perkins Wolf's clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Perkins Wolf will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Perkins Wolf funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

     1. Perkins Wolf will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

     2. Perkins Wolf will generally vote in favor of all uncontested director candidates.

     3. Perkins Wolf PMs will have to weigh in on proposals relating to director candidates that are contested.

     4. Perkins Wolf will generally vote in favor of proposals to increase the minimum number of independent directors.

     5. Perkins Wolf will generally vote in favor of proposals regarding director indemnification arrangements.

     6. Perkins Wolf will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

     7. Perkins Wolf PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

     8. Perkins Wolf will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

     9. Perkins Wolf will hold directors accountable for the actions of the committees on which they serve. For example, Perkins Wolf will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Perkins Wolf will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

     10. Perkins Wolf will generally vote with management regarding proposals advocating classified or staggered boards of directors.

     11. Perkins Wolf will generally vote with management regarding proposals to declassify a board.

Auditors

     12. Perkins Wolf will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

     13. Perkins Wolf will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

     14. Perkins Wolf PMs will have to weigh in on proposals relating to contested auditors.

Equity Based Compensation Plans

     15. Perkins Wolf PMs will have to weigh in on proposals relating to executive and director compensation plans.

     16. Generally, Perkins Wolf will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

          If current employee/internal ownership is less than or equal to 2% of
          TSO: up to 6.5% (one time grant).

          If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

          If current employee/internal ownership is greater than 15%: up to 3.5% per year.

     17. Perkins Wolf will generally oppose annual option grants that exceed 5% of TSO.

     18. Perkins Wolf will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three
          (3) times compensation.

     19. Perkins Wolf PMs will review on a case by case basis and will vote based on the PM's judgment as to the best interest of the client on the repricing of underwater options.

     20. Perkins Wolf will generally oppose proposals regarding the issuance of options with an exercise price below market price.

     21. Perkins Wolf will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

     22. Perkins Wolf will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

     23. Perkins Wolf will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

     24. Perkins Wolf will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

     25. Perkins Wolf will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

     26. Perkins Wolf will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

     27. Perkins Wolf will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

     28. Perkins Wolf will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

     29. Perkins Wolf will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

Other Corporate Matters

     30. Perkins Wolf will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

     31. Perkins Wolf will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

     32. Perkins Wolf will generally oppose proposals for different classes of stock with different voting rights.

     33. Perkins Wolf PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note: Perkins Wolf has a poison pill.)

     34. Perkins Wolf will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

     35. Perkins Wolf will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

     36. Perkins Wolf PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

     37. Perkins Wolf will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

     38.  Perkins Wolf PMs will need to weigh in on plans of reorganization.

     39. Perkins Wolf will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

     40. Perkins Wolf will generally vote in favor of proposals regarding changes in company name.

     41. Perkins Wolf PMs will need to weigh in on proposals relating to the continuance of a company.

     42. Perkins Wolf PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

     43. Perkins Wolf will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

     44. Perkins Wolf will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

     45. Perkins Wolf PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note:
          Perkins Wolf has a poison pill with a 10 year sunset provision.)

     46. Perkins Wolf will generally vote in favor of proposals to adopt cumulative voting.

     47. Perkins Wolf will generally vote in favor of proposals to require that voting be confidential.

     48. Perkins Wolf will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

     49. Perkins Wolf will generally oppose proposals requesting authorization of political contributions (mainly foreign).

                             REGISTRATION STATEMENT

                                       ON
                                    FORM N-1A

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

     a. Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed electronically October 2, 1998.

     a.    (i)    Amendment No. 1 to Second Amended and Restated Master Trust
                  Agreement of Registrant dated October 29, 1999, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically
                  December 23, 1999.

     a.    (ii)   Amendment No. 2 to Second Amended and Restated Master Trust
                  Agreement of Registrant dated as of April 24, 2000, incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement filed electronically
                  February 28, 2001.

     a.    (iii)  Amendment No. 3 to Second Amended and Restated Master Trust
                  Agreement of Registrant dated September 24, 2001, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement filed electronically April 30, 2002.

     a.    (iv)   Amendment No. 4 to Second Amended and Restated Master Trust
                  Agreement of Registrant dated October 22, 2001, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement filed electronically April
                  30, 2002.


     a.    (v)    Amendment No. 5 to Second Amended and Restated Master Trust
                  Agreement of Registrant dated April 29, 2003, incorporated by reference to Post-Effective Amendment No. 70 to Registrant's
                  Registration Statement filed electronically April 30, 2003.


     b. The Amended and Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement filed electronically April 30, 1997.

     b.    (i)    Amendment No. 1 to Amended and Restated By-Laws of Registrant
                  dated July 24, 2001, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration
                  Statement filed electronically April 30, 2002.


     c. Relative to the rights of shareholders, Article IV and Article V of Registrant's Second Amended and Restated Master Trust Agreement dated July 28, 1998 as hereinbefore incorporated by reference as Exhibit a to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed electronically October 2, 1998.

     c.    (i)    Relative to the rights of shareholders, Article 9 of the
                  Amended and Restated By-Laws, as amended, of Registrant dated
                  April 29, 1997 as hereinbefore incorporated by reference as Exhibit b to Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement filed electronically April 30, 1997.


     d. The First Amended and Restated Master Investment Advisory Agreement dated as of April 30, 1996 between CIGNA Funds Group and TimesSquare Capital Management, Inc. (f/k/a CIGNA Investments, Inc.), incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

     d.    (i)    Side Letter to the First Amended and Restated Master
                  Investment Advisory Agreement dated January 3, 2000 between
                  CIGNA Funds Group and TimesSquare Capital Management, Inc.
                  (f/k/a CIGNA Investments, Inc.), incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration
                  Statement filed electronically December 23, 1999.

     d.    (ii)   The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Foreign Stock Fund (n/k/a International Blend/Bank of Ireland
                  Fund) dated December 29, 1999 between TimesSquare Capital
                  Management, Inc. (f/k/a CIGNA Investments, Inc.) and Bank of
                  Ireland Asset Management (U.S.) Limited, incorporated by reference to Post-Effective Amendment No. 64 to Registrant's
                  Registration Statement filed electronically April 28, 2000.


     d.    (iii)  The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Small Cap Value/Perkins, Wolf, McDonnell Fund dated April 30, 2003 between TimesSquare Capital Management, Inc. and Janus Capital Management LLC., incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement filed electronically April 30, 2003.

     d.    (iv)   The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Small Cap Value/Perkins, Wolf, McDonnell Fund dated April 30,
                  2003 between Janus Capital Management LLC and Perkins, Wolf,
                  McDonell & Company, incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration
                  Statement filed electronically April 30, 2003.

     d.    (v)    The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Large Company Stock Value Fund (n/k/a Large Cap Value/John A.
                  Levin & Co. Fund) dated November 10, 1999 between TimesSquare
                  Capital Management, Inc. (f/k/a CIGNA Investments, Inc.) and
                  John A. Levin & Co., Inc., incorporated by reference to
                  Post-Effective Amendment No. 63 to Registrant's Registration
                  Statement filed electronically December 23, 1999.

     d.    (vi)   Amendment to Investment Sub-Advisory Agreement for Large Cap
                  Value/John A. Levin & Co. Fund made as of February 1, 2000, between TimesSquare Capital Management, Inc. and John A. Levin
                  & Co., Inc., incorporated by reference to Post-Effective
                  Amendment No. 70 to Registrant's Registration Statement filed electronically April 30, 2003.


     d.    (vii)  The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Large Company Stock Growth Fund (n/k/a Large Cap Growth/Morgan Stanley Fund) dated January 17, 2000 between TimesSquare Capital Management, Inc. (f/k/a CIGNA Investments, Inc.) and Morgan Stanley Dean Witter Investment Management Inc. (n/k/a Morgan Stanley Investment Management Inc.), incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

     d.    (ix)   The Investment Sub-Advisory Agreement for CIGNA Funds Group
                  Balanced Fund (sub-advised by Wellington Management) dated
                  October 1, 2001 between TimesSquare Capital Management, Inc.
                  and Wellington Management Company, LLP, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's
                  Registration Statement filed electronically April 30, 2002.

*    e.           The Distribution Agreement made as of April 1, 2004 between
                  CIGNA Funds Group and Prudential Retirement Brokerage
                  Services, Inc.


     f.           None.

     g. The Custodian Contract dated as of October 15, 1987 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

     g.    (i)    Amendment to the Custodian Contract made as of February 28,
                  2001 between CIGNA Funds Group and State Street Bank and Trust
                  Company, incorporated by reference to Post-Effective amendment
                  No. 68 to Registration Statement filed electronically April
                  27, 2001.

     g.    (ii)   The Custodian Fee Schedule Effective January 1, 2000 relative to the Custodian Contract hereinbefore filed as Exhibit g, incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement filed electronically
                  February 28, 2001.

     g.    (iii)  Side Letter to the Custodian Contract between CIGNA Funds
                  Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

     g.    (iv)   Side Letter to the Custodian Contract between CIGNA Funds
                  Group and State Street Bank and Trust Company dated as of
                  January 3, 2000, incorporated by reference to Post-Effective
                  Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.


*    g.    (v)    The Price Source Authorization Agreement pursuant to the
                  Custodian Contract among State Street Bank and Trust Company and CIGNA Funds, dated August 22, 2003.

*    g.    (vi)   Fair Value Pricing Authorization Addendum to Custodian
                  Agreement between CIGNA Funds Group, International Blend Bank of Ireland Fund and State Street Bank and Trust Company, dated
                  January 30, 2004.

     g.    (vii)  Data Access Services Addendum to Custodian Agreement between
                  State Street Bank and Trust Company and CIGNA Funds, dated as of August 18, 1997, incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed electronically April 28, 2000.

     g.    (viii) Remote Access Services Addendum to Custodian Agreement between
                  State Street Bank and Trust Company and Registrant dated May 25, 2001, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement filed electronically April 30, 2002.


     h. The Transfer Agency and Service Agreement dated as of July 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

     h.    (i)    The Transfer Agent Operations Fee Schedule For CIGNA Money
                  Market Fund (n/k/a Money Market Fund) Effective January 1,
                  1999 relative to the Transfer Agency and Service Agreement hereinbefore incorporated by reference as Exhibit h, incorporated by reference to Post-Effective Amendment No. 59 to Registrant's Registration Statement filed electronically
                  January 19, 1999.

     h.    (ii)   Side Letter to the Transfer Agency and Service Agreement
                  between CIGNA Funds Group and State Street Bank and Trust
                  Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's
                  Registration Statement filed electronically June 28, 1996.

     h.    (iii)  Side Letter to the Transfer Agency and Service Agreement
                  between CIGNA Funds Group and State Street Bank and Trust Company dated as of January 3, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

     h.    (iv)   The Agreement For Use Of The Term "CIGNA" dated April 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration
                  Statement filed electronically April 30, 1998.

     h.    (v)    Form of Trustees' Deferred Fee Agreement, incorporated by
                  reference to Post-Effective Amendment No. 53 to Registrant's
                  Registration Statement filed electronically April 15, 1996.


*    h.    (vi)   Shareholder Services Agreement of the Premier Class-Fixed
                  Income and the Retail Class of CIGNA Funds Group between CIGNA
                  Funds Group and Prudential Retirement Brokerage Services,
                  Inc., made as of April 1, 2004.

*    h.    (vii)  Sub-Accounting Services Agreement for the Premier Class and
                  the Retail Class of CIGNA Funds Group and Prudential
                  Retirement Brokerage Services, Inc. made as of April 1, 2004.

*    h.    (viii) Power of Attorney.


*    i.           Consent of Counsel.

*    j.           Consent of PricewaterhouseCoopers LLP.

     k.           None.

     l.           None.

     m. Rule 12b-1 Plan of CIGNA Funds Group dated as of January 3, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

     m.    (i)    Rule 12b-1 Plan of CIGNA Money Market Fund (A Series of CIGNA
                  Funds Group) dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's
                  Registration Statement filed electronically December 2, 1998.

     m.    (ii)   Amendment No. 1 to Rule 12b-1 Plan for the Retail Class of
                  Money Market Fund (A Series of CIGNA Funds Group) dated as of
                  January 3, 2000, incorporated by reference to Post-Effective
                  Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.

     n. Multi Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of the 3rd day of January, 2000, incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed electronically December 23, 1999.


*    p.           Business Ethics For CIGNA Investment Management Associates of:
                  TimesSquare Capital Management, Inc. ("TSCM"), CIGNA
                  Investments, Inc. ("CII"), CIGNA International Investment
                  Advisors, Ltd. ("CIIAL"), CIGNA International Investment
                  Advisors, KK ("CIIAKK") and CIGNA Funds Group, CIGNA
                  Institutional Funds Group, CIGNA Variable Products Group,
                  CIGNA High Income Shares, CIGNA Investment Securities,
                  (collectively, the "Funds"), effective April 1, 2004.

*    p.    (i)    Code of Ethics of Prudential Retirement Brokerage Services,
                  Inc., Principal Underwriter.

*    p.    (ii)   Bank of Ireland Asset Management (U.S.) Limited Code of
                  Conduct, dated January 1, 2004.

*    p.    (iii)  Janus Ethics Rules, revised February 5, 2004.

*    p.    (iv)   John A. Levin & Co., Inc. Code of Ethics, dated January 2004.

     p.    (v)    Morgan Stanley Dean Witter Asset Management Code of Ethics,
                  effective August 16, 2002, incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration
                  Statement filed electronically April 30, 2003.


     p.    (vi)   Code of Ethics of Perkins, Wolf, McDonnell & Company As
                  Investment Adviser To the Berger Accounts, Effective April 28,
                  2000, incorporated by reference to Post-Effective Amendment
                  No. 67 to Registrant's Registration Statement filed electronically February 28, 2001.

     p.    (vii)  Wellington Management Company, llp, Wellington Trust Company,
                  NA, Wellington Management International, llp, Wellington International Management Company Pte Ltd. Code of Ethics dated March 1, 2000, incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement filed electronically April 30, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

No person is directly or indirectly controlled by or under common control with CIGNA Funds Group.

ITEM 25. INDEMNIFICATION.

The Second Amended and Restated Master Trust Agreement, as amended, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.


TimesSquare Capital Management, Inc. ("TimesSquare"), Registrant and other investment companies managed by TimesSquare, their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Directors & Officers Liability Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with TimesSquare.

In addition, Registrant and other investment companies managed by TimesSquare are insured under a Lloyd's Insurance Company underlying investment company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

Pursuant to a Transitional Distribution Services Agreement dated April 1, 2004 (the "TDSA"), Connecticut General Life Insurance Company ("CGLIC") has agreed to reimburse Prudential Retirement Brokerage Services, Inc. ("PRBS") for certain costs to the extent they exceed compensation received by PRBS from CIGNA Funds Group. CGLIC also indemnifies PRBS under the TDSA with respect to damages resulting from actions or omissions of employees of CIGNA Corporation who are registered representatives of PRBS.

----------
*Filed Herewith


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

As of the date hereof, TimesSquare serves as investment adviser to CIGNA Funds Group, to CIGNA Variable Products Group and their series of shares, CIGNA High Income Shares and to CIGNA Investment Securities (the "Trusts"), all of which (except for CIGNA Investment Securities and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, some of which are affiliated with CIGNA Corporation. TimesSquare is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the business of TimesSquare, see
Part I of its most recent Form ADV (File No. 801-18094) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov . The principal address of each of the foregoing companies is as follows:

TimesSquare - Four Times Square, New York, NY 10036 and 280 Trumbull Street, Hartford, Connecticut 06103

The Trusts and each of their series of shares - 2223 Washington Street, 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462

Substantial business and other connections of the Directors and officers during the past two fiscal years follow:


Names of Officers and Directors        Positions with the Adviser and
  of the Investment Adviser              Other Substantial Business Connections
------------------------------------   ----------------------------------------

Vacancy Director and Chairman of the Board, TimesSquare; Chief Investment Officer, CIGNA Investment Management, a division of CIGNA Corporation.****

Richard H. Forde                       Senior Managing Director, TimesSquare and
                                       CIGNA Investments, Inc.*; Acting Chief
                                       Investment Officer, CIGNA Investment
                                       Management, a division of CIGNA
                                       Corporation****; Director, Member of
                                       Investment Committee and Managing
                                       Director, CIGNA International Investment
                                       Advisors, Ltd.**; Director and Vice
                                       President, Global Portfolio Strategies,
                                       Inc.*; Director, Member of Investment
                                       Committee and Senior Vice President,
                                       Connecticut General Life Insurance
                                       Company***; Chairman of the Board,
                                       President and Trustee, the Trusts;
                                       previously Managing Director, TimesSquare and CIGNA Investments, Inc.*; President,
                                       CIGNA International Investment Advisors,
                                       Ltd.**; President, Global Portfolio
                                       Strategies, Inc.

Daniel H. Sigg                         Director, President, Senior Managing
                                       Director, TimesSquare; Director,
                                       President and Managing Director, CIGNA
                                       International Investment Advisors,
                                       Ltd.**; Vice President, Connecticut
                                       General Life Insurance Company ***;
                                       previously Managing Director,
                                       TimesSquare.

Jean H. Walker                         Director and Senior Vice
                                       President-Finance, TimesSquare and CIGNA
                                       Investments, Inc.*; Chief Financial
                                       Officer, CIGNA Investment Management, a
                                       division of CIGNA Corporation****;
                                       Director, CIGNA International Investment
                                       Advisors, Ltd.**, CIGNA Investment Group,
                                       Inc.*, and CIGNA Financial Futures,
                                       Inc.*; Director, Senior Vice President,
                                       Member of Investment Committee and
                                       Actuary, Connecticut General Life
                                       Insurance Company.*** Previously
                                       Director, CIGNA Financial Services, Inc.,
                                       Global Portfolio Strategies, Inc.

Grant R. Babyak                        Senior Managing Director, TimesSquare;
                                       Vice President, Connecticut General Life
                                       Insurance Company***; previously Managing
                                       Director, TimesSquare.

Yvette C. Bockstein                    Senior Managing Director, TimesSquare;
                                       Vice President, Connecticut General Life
                                       Insurance Company***; previously Managing
                                       Director, TimesSquare.

William C. Carlson                     Senior Managing Director, TimesSquare and
                                       CIGNA Investments, Inc.*; Vice President,
                                       Connecticut General Life Insurance
                                       Company***; previously Managing Director,
                                       TimesSquare and CIGNA Investments, Inc.*

Mary Louise Casey                      Senior Managing Director, TimesSquare;
                                       Director and Senior Managing Director,
                                       CIGNA Investments, Inc.*; Vice
                                       President-Derivatives, Connecticut
                                       General Life Insurance Company***;
                                       previously Managing Director, TimesSquare and CIGNA Investments, Inc.*; Director,
                                       Global Portfolio Strategies, Inc.

Keith A. Gollenberg                    Senior Managing Director, TimesSquare and
                                       CIGNA Investments, Inc.*; Vice President,
                                       Connecticut General Life Insurance
                                       Company***; previously Managing

                                       Director, TimesSquare and CIGNA
                                       Investments, Inc.*

Robert W. Justich                      Senior Managing Director, TimesSquare;
                                       Vice President, Connecticut General Life
                                       Insurance Company***; previously Managing
                                       Director, TimesSquare.

Frank Sataline, Jr.                    Senior Managing Director, TimesSquare and
                                       CIGNA Investments, Inc.*; Vice President,
                                       Connecticut General Life Insurance
                                       Company***; previously Managing Director,
                                       TimesSquare and CIGNA Investments, Inc.*

Ira Edelblum                           Managing Director, TimesSquare; Vice
                                       President, CIGNA Financial Futures, Inc.* and Connecticut General Life Insurance
                                       Company***; Vice President, CIGNA
                                       Financial Futures, Inc.*

Robert Fair                            Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*; Vice President,
                                       Connecticut General Life Insurance
                                       Company.***

Stephen Green                          Managing Director, TimesSquare.

Stephen Kindl                          Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*

Timothy J. Lord                        Managing Director, TimesSquare; Vice
                                       President, CIGNA Financial Futures, Inc.*

Anthony J. Pierson                     Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*; previously Vice
                                       President, Global Portfolio Strategies,
                                       Inc.

Thomas J. Podgorski                    Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*.

John A. Shaw                           Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*, Vice President,
                                       Connecticut General Life Insurance
                                       Company.***

William A. Taylor                      Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*

Victor J. Visockis, Jr.                Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*

Henry C. Wagner, III                   Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*; President, CIGNA
                                       Financial Futures, Inc.*

Deborah B. Wiacek                      Managing Director, TimesSquare and CIGNA
                                       Investments, Inc.*

Jean M. Anderson                       Senior Vice President, TimesSquare and
                                       CIGNA Investments, Inc.*; previously Vice
                                       President, CIGNA Investments, Inc.*

James S. Bungerz                       Senior Vice President, TimesSquare.

John G. Eisele                         Senior Vice President, TimesSquare;
                                       Managing Director, CIGNA Investments,
                                       Inc.*; previously Managing Director,
                                       TimesSquare.

George Varga                           Senior Vice President, TimesSquare;
                                       Managing Director, CIGNA Investments,
                                       Inc.*; previously Managing Director,
                                       TimesSquare.

Thomas P. Au                           Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

Maryann P. dePreaux                    Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

Kim L. DiPietro                        Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

Kenneth C. Duca                        Vice President, TimesSquare.

Weidong Huang                          Vice President, TimesSquare.

Janet S. Kalwat                        Vice President, TimesSquare.

Margaret Keeley                        Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*.

Paul T. Martin                         Vice President, TimesSquare; Managing
                                       Director, CIGNA Investments, Inc.*

Pamela S. Peck                         Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

Timothy F. Roberts                     Vice President and Compliance Officer,
                                       TimesSquare and CIGNA Investments, Inc.*;
                                       Vice President - Finance and Chief
                                       Compliance Officer, CIGNA International
                                       Investment Advisors, Ltd.**; previously
                                       Director and Compliance Officer, Global
                                       Portfolio Strategies, Inc.

Stephen C. Stachelek                   Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*; Vice President,
                                       Connecticut General Life Insurance
                                       Company***; previously Vice President and
                                       Treasurer, CIGNA Investment Group, Inc.*

Carlton C. Taylor                      Vice President, TimesSquare.

Pamela J. Thompson                     Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

William S. Woodsome                    Vice President, TimesSquare and CIGNA
                                       Investments, Inc.*

Alfred A. Bingham III                  Assistant Vice President, TimesSquare;
                                       Vice President and Treasurer, the Trusts.

Susan L. Cooper                        Secretary, TimesSquare, CIGNA
                                       Investments, Inc.*, CIGNA International
                                       Investment Advisors, Ltd.**, CIGNA
                                       Investment Group, Inc.*, and CIGNA
                                       Financial Futures, Inc.*; Corporate
                                       Secretary, Connecticut General Life
                                       Insurance Company***; Assistant Corporate
                                       Secretary, CIGNA Corporation****;
                                       previously Secretary, CIGNA Bank & Trust
                                       Company, FSB, Global Portfolio
                                       Strategies, Inc. and CIGNA Financial
                                       Services, Inc.



   * 280 Trumbull Street, Hartford, CT
  ** Park House, 16 Finsbury Circus, London, England
 *** 900 Cottage Grove Road, Bloomfield, CT
**** One Liberty Place, 1650 Market Street, Philadelphia, PA


In addition, certain companies not affiliated with CIGNA serve as investment sub-advisers to certain of the series of CIGNA Funds Group. Following are the names of these companies, the series they sub-advise, their principal business addresses, and the substantial business and other connections of the Directors and officers of the companies during the past two fiscal years:

             Name of Fund                             Name of Sub-adviser
             ------------                             -------------------
INTERNATIONAL BLEND/BANK OF IRELAND FUND   BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

Substantial business and other connections of Bank of Ireland Asset Management (U.S.) Limited and its officers and Directors during the past two fiscal years is as follows:

DIRECTORS:



NAME                 POSITION                                  OTHER BUSINESS INTERESTS
Brian J. Goggin      Director &Chief Executive Officer         Director & CEO, Bank of Ireland Asset Management
                                                               Limited (2003-Present). Chief Executive, Asset
                                                               Management Services Division, Bank of Ireland Group
                                                               (2003-Present). Director, Bank of Ireland Group
                                                               (2000-Present). Director, Iridian Asset Management,
                                                               LLC (2003-Present). Director, The Investment Bank of
                                                               Ireland Ltd. (2002-Present). Chief Executive,
                                                               Wholesale Financial Services, Bank of Ireland Group
                                                               (2002-2003). Chief Executive, Corporate & Treasury,
                                                               Bank of Ireland Group (1996-2002).

Denis Curran         Director & President - International      President-International, Bank of Ireland Asset
                                                               Management Limited (1999-Present). Director &
                                                               President, New Ireland Fund (2000-Present). Director,
                                                               Iridian Asset Management (2002-Present).

Michael C. Reilly    Director &Chief Investment Officer        Director & Head of Asset Management, Bank of Ireland
                                                               Asset Management Limited (1989-Present)

Rosemary C. Mahon    Director & Senior Vice President          Director, Iridian Asset Management Business
                                                               Management (2002-Present).

Lelia Long           Director & Senior Vice President          Director, Iridian Asset Management Client Services
                                                               (2002-Present).

Stephen Holland      Director & Senior Vice President Sales    Director, Iridian Asset Management (2002-Present).

Michael McCarthy     Director & Portfolio Specialist           Portfolio Specialist, Bank of Ireland Asset
                                                               Management Limited (2000-Present).



OFFICERS:



NAME                 POSITION                        OTHER BUSINESS INTERESTS
Brian J. Goggin      See above                       See above

Denis Curran         See above                       See above



NAME                 POSITION                        OTHER BUSINESS INTERESTS
Michael C. Reilly    See above                       See above

Rosemary C. Mahon    See above                       See above

Sean  A.  O'Dwyer    Company Secretary, Finance &    Director Finance/Compliance,
                     Compliance Officer              Bank of Ireland Asset Management
                                                     Limited (1994-Present). Director, Iridian
                                                     Asset Management (2002-Present).



NOTES:

     1. Both Bank of Ireland Asset Management Limited and Iridian Asset Management are affiliates of BIAM (U.S.).
     2. BIAM (U.S.) acts as an adviser to The New Ireland Fund, Inc., a closed end country fund.


The principal business address of Bank of Ireland Asset Management (U.S.) Limited ("BIAM") is 26 Fitzwilliam Place, Dublin 2, Ireland and its mailing address is 75 Holly Hill Lane, Greenwich, CT 06830. BIAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the business of BIAM, see Part I of its most recent Form ADV (File No. 801-29606) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov .

              Name of Fund                                Names of Sub-advisers
              ------------                                ---------------------
SMALL CAP VALUE/PERKINS, WOLF, MCDONNELL FUND   JANUS CAPITAL MANAGEMENT LLC, and
                                                PERKINS, WOLF, MCDONNELL AND COMPANY, LLC



Substantial business and other connections of Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC and their officers and Directors during the past two fiscal years is as follows:



Mark Bradley Whiston        Chief Executive Officer

Girard C. Miller            Executive Vice President and Chief Operating Officer

Loren Michael Starr         Chief Financial Officer and Senior Vice President

Thomas Alan Early           Chief Corporate Affairs Officer
                            Senior Vice President and Secretary

Raymond Timothy Hudner      Senior Vice President of Operations and Technology

James Paul Goff             Vice President and Director of Research

Robin Christine Beery       Senior Vice President and Chief Marketing Officer

William Hughes Bales        Vice President

Laurence John Chang         Vice President

Jonathan Daniel Coleman     Vice President

David John Corkins          Vice President

David Clark Decker          Vice President

Edward Francis Keely        Vice President

Chih-Lin Mike Lu            Vice President

Brent Allen Lynn            Vice President

Thomas Robert Malley        Vice President

Lester Kent Moore           Vice President

Sharon Shimkus Pichler      Vice President

Elias Marc Pinto            Vice President

Karen Lynn Reidy            Vice President

Blaine Preston Rollins      Vice President

Ron Sachs                   Vice President

Richard Gibson Smith        Vice President

Min Young Sonn              Vice President

Ronald Vaughan Speaker      Vice President

Scott Wayne Schoelzel       Vice President

John Eric Thorderson        Vice President

Darrell Wayne Watters       Vice President

Jason Yee                   Vice President

Claire Young Stilwell       Vice President

John Jeffrey Mari           Vice President

Blair E. Johnson            Vice President

Andrew J. Iseman            Vice President, Corporate and Institutional Services
                            and Operations

Stephen Belgrad             Vice President of Finance and Strategy

Matthew Richard Luoma       Vice President and Treasurer

Eric Minty Montag           Vice President of Corporate Planning and Finance

Gregory Alan Frost          Vice President and Controller

Kelley Abbott Howes         Vice President of Domestic Funds
                            General Counsel

Nigel John Austin           Vice President of International Funds
                            General Counsel

Bonnie Marie Howe           Vice President and Assistant General Counsel

Heidi Joanne Walter         Vice President and Assistant General Counsel

Curt Robert Foust           Vice President and Assistant General Counsel
                            Assistant Secretary

David Richard Kowalski      Vice President of Compliance
                            Chief Compliance Officer

Kevin Lindsell              Vice President of Corporate Risk Management

Peter Boucher               Vice President of Human Resources

James John Coffin           Vice President of Institutional Services

Douglas N. Beck             Vice President of Corporate Affairs

Brad Prill                  Vice President of Total Rewards

Russell Paul Shipman        Vice President of Institutional Services

Tom Hillary Warren          Vice President of Institutional Services

Walter George Wojton        Vice President of Institutional Services

Ken Edward Paieski          Vice President and Director of Separate Account
                            Services

Anita Eileen Falicia        Vice President of Investment Accounting

Andrea Jean Young           Vice President, Information Technology

Blair E. Johnson            Vice President



The business of Perkins, Wolf, McDonnell and Company, LLC ("PWM"), the manager of the investment operation of the Small Cap Value/Perkins, Wolf, McDonnell Fund, is also described in the Prospectus and in Section 4 of the Statement of Additional Information. Information relating to the officers and directors of PWM (current and for the past two years) is as follows: Robert Hunter - President of PWM; Greg E. Wolf - Treasurer and Chief Operating Officer of PWM; and Norman Theodore Hans Jr. - Chief Compliance Officer and Secretary. The address of the PWM is: 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.

Both Janus and PWM are investment advisers registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the businesses of Janus and PWM, see Part I of each of their most recent Form ADV (Janus: File No. 801-13991 and PWM: File No. 801-19974) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access these files via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov .

              Name of Fund                        Names of Sub-advisers
              ------------                        ---------------------
BALANCED FUND (SUB-ADVISED BY WELLINGTON   WELLINGTON MANAGEMENT COMPANY, LLP
  MANAGEMENT)

Substantial business and other connections of Wellington Management Company, llp and its officers and Directors is as follows:

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Kenneth Lee Abrams                         --                           --
           Partner

          Nicholas Charles Adams      Wellington Global Holdings, Ltd.   Sr. Vice President
           Partner

          Rand Lawrence Alexander                    --                           --
           Partner

          Deborah Louise Allinson     Wellington Trust Company, NA       Vice President
           Partner

          Steven C. Angeli                           --                           --
           Partner

          James Halsey Averill                       --                           --
           Partner

          John F. Averill             Wellington Global Holdings, Ltd.   Sr. Vice President
           Partner
                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

          Karl E. Bandtel             Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings,        Sr. Vice President
                                      Ltd.

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

          Mark James Beckwith                        --                           --
           Partner

          James A. Bevilacqua         Wellington Hedge                   Sr. Vice President
           Partner                    Management, Inc.

                                      Wellington Global Holdings,        Sr. Vice President
                                      Ltd.

                                      Wellington Global
                                      Administrator, Ltd.                Sr. Vice President

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Kevin J. Blake              Wellington Global                  Director
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings,Ltd.    Director

                                      Wellington Luxembourg S.C.A.       Supervisory Board

                                      Wellington Management Global       Director
                                      Holdings, Ltd.

          William Nicholas Booth                     --                                --
           Partner

          Michael J. Boudens          Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

          Paul Braverman              Wellington Global                  Chairman, Director & Treasurer
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings, Ltd.   Chairman, Director & Treasurer

                                      Wellington Hedge                   Treasurer
                                      Management, Inc.

                                      Wellington International           Director
                                      Management Company Pte Ltd.

                                      Wellington Luxembourg S.C.A.       Supervisory Board

                                      Wellington Management Global       Chairman, Director & Treasurer
                                      Holdings, Ltd.

                                      Wellington Management              Director & Finance Officer
                                      International Ltd

                                      Wellington Trust Company, NA       Vice President and Treasurer/Cashier

          Robert A. Bruno                            --                                --
           Partner

          Michael T. Carmen                          --                                --
           Partner

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Maryann Evelyn Carroll                     --                                --
           Partner

          William R.H. Clark          Wellington International           Managing Director
           Partner                    Management Company Pte Ltd.

          John DaCosta                               --                                --
           Partner

          Pamela Dippel               Wellington Trust Company, NA       Director & Vice President
           Partner

          Scott M. Elliott                           --                                --
           Partner

          Robert Lloyd Evans                         --                                --
           Partner

          David R. Fassnacht                         --                                --
           Partner

          Lisa de la Fuente Finkel    Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

          Mark T. Flaherty            Wellington Trust Company, NA       Vice President
           Partner

          Charles Townsend Freeman                   --                                --
           Partner

          Laurie Allen Gabriel        Wellington Global                  Sr. Vice President
           Managing Partner           Administrator, Ltd.

                                      Wellington Hedge                   Sr. Vice President & Director
                                      Management, Inc.

                                      Wellington Trust Company, NA       Vice President

          Ann C. Gallo                               --                                --
           Partner

          Nicholas Peter Greville     Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington International           Director
                                      Management Company Pte Ltd.

                                      Wellington Management              Director
                                      International Ltd

          Paul J. Hamel               Wellington Trust Company, NA       Vice President
           Partner

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          William J. Hannigan         Wellington Global                  Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge Management,       Sr. Vice President
                                      Inc.

          Lucius Tuttle Hill, III                    --                                --
           Partner

          James P. Hoffmann                          --                                --
           Partner

          Jean M. Hynes               Wellington Global Holdings, Ltd.   Sr. Vice President
           Partner

          Paul David Kaplan                          --
           Partner

          Lorraine A. Keady           Wellington Global                  Deputy Chairman & Director
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings, Ltd.   Deputy Chairman & Director

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

                                      Wellington Luxembourg S.C.A.       Supervisory Board

                                      Wellington Trust Company, NA       Vice President, Trust Officer

                                      Wellington Management              Director
                                      International Ltd

                                      Wellington International           Director
                                      Management Company Pte Ltd

                                      Wellington Management Global       Deputy Chairman & Director
                                      Holdings, Ltd.

          John Charles Keogh          Wellington Trust Company, NA       Vice President
           Partner

          George Cabot Lodge, Jr.     Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge
                                      Management, Inc.                   Sr. Vice President

                                      Wellington Trust Company, NA       Vice President

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Nancy Therese Lukitsh       Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

                                      Wellington Trust Company, NA       Vice President & Director

          Mark Thomas Lynch           Wellington Global Holdings, Ltd.   Sr. Vice President
           Partner

          Mark D. Mandel              Wellington Global Holdings, Ltd.   Sr. Vice President
           Partner

          Christine Smith Manfredi    Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings, Ltd.   Sr. Vice President

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

                                      Wellington Trust Company, NA       Vice President

          Earl Edward McEvoy                         --                                --
           Partner

          Duncan Mathieu McFarland    Wellington Hedge                   Chairman & Director
           Managing Partner           Management, Inc.

                                      Wellington International           Director
                                      Management Company Pte Ltd.

                                      Wellington Management              Director
                                      International Ltd

                                      Wellington Trust Company, NA       Vice President & Director

          Paul Mulford Mecray III                    --                                --
           Partner

          Matthew Edward Megargel                    --                                --
           Partner

          James Nelson Mordy                         --                                --
           Partner

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Diane Carol Nordin          Wellington Global                  Sr. Vice President
           Partner                    Administrator, Ltd.

                                      Wellington Hedge                   Sr. Vice President
                                      Management, Inc.

                                      Wellington Trust Company, NA       Vice President & Director

                                      Wellington Management              Director
                                      International Ltd

                                      Wellington International           Director
                                      Management Company Pte Ltd

          Stephen T. O'Brien                         --                                --
           Partner

          Andrew S. Offit                            --                                --
           Partner

          Edward Paul Owens           Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Saul Joseph Pannell         Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Thomas Louis Pappas                        --                                --
           Partner

          Jonathan Martin Payson      Wellington Trust Company, NA       President, Chairman of the
           Partner                                                       Board, Director

          Philip H. Perelmuter                       --                                --
           Partner

          Robert Douglas Rands        Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          James Albert Rullo
           Partner

          John Robert Ryan            Wellington Hedge Management,       Director
           Managing Partner           Inc.

          Joseph Harold Schwartz                     --                                --
           Partner

          James H. Shakin                            --                                --
           Partner

          Theodore Shasta             Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Andrew J. Shilling                         --                                --
           Partner

          Binkley Calhoun Shorts                     --                                --
           Partner

          NAME AND POSITION WITH                                             CONNECTION WITH OTHER
           INVESTMENT ADVISER             NAME OF OTHER COMPANY                     COMPANY
          -------------------------   --------------------------------   -----------------------------
          Scott E. Simpson            Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Trond Skramstad                            --                                --
           Partner

          Stephen Albert Soderberg                   --                                --
           Partner

          Eric Stromquist             Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Brendan James Swords        Wellington Global                  President
           Partner                    Administrator, Ltd.

                                      Wellington Global Holdings,        President
                                      Ltd.

                                      Wellington Hedge                   President
                                      Management, Inc.

                                      Wellington Management Global       President
                                      Holdings, Ltd.

          Harriett Tee Taggart                       --                                --
           Partner

          Frank L. Teixeira                          --                                --
           Partner

          Perry Marques Traquina      Wellington Trust Company, NA       Vice President & Director
           Partner
                                      Wellington Management              Director and Chairman of the
                                      International Ltd                  Board

                                      Wellington International           Director and Chairman of the
                                      Management Company Pte Ltd         Board

          Gene Roger Tremblay                        --                                --
           Partner

          Nilesh P. Undavia           Wellington Global Holdings,        Sr. Vice President
           Partner                    Ltd.

          Clare Villari                              --                                --
           Partner

          Kim Williams                               --                                --
           Partner

          Itsuki Yamashita            Wellington International           Sr. Managing Director
           Partner                    Management Company Pte Ltd.

                                                     --                                --

The principal business address of Wellington Management Company, LLP ("Wellington Management") is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the business of Wellington Management, see

Part I of its most recent Form ADV (File No. 801-15908) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov .


Please note the principal business address for Wellington Hedge Management, Inc. and Wellington Trust Company, NA is the same as Wellington Management. The principal business address for Wellington Management International Ltd is Stratton House, Stratton Street, London W1J 8LA, United Kingdom. The principal business address for Wellington International Management Company Pte Ltd. is Six Battery Road, Ste. 17-06, Singapore 049909. The principal business address for Wellington Global Investment Management Limited is Suite 4206, Two Exchange Square, Central, Hong Kong. The principal business address for Wellington Global Administrator, Ltd., Wellington Global Holdings, Ltd. and Wellington Management Global Holdings, Ltd. is Clarendon House, 2 Church Street, PO Box HM 666, Hamilton HMCX, Bermuda. The principal business address for Wellington Luxembourg S.C.A. is 33, boulevard Prince Henri, L-2014 Luxembourg.


              Name of Fund                    Name of Sub-adviser
              ------------                    -------------------

LARGE CAP VALUE/JOHN A. LEVIN & CO. FUND   JOHN A. LEVIN & CO., INC.

Substantial business and other connections of John A. Levin & Co., Inc. and its officers and Directors is as follows:


                                                                                 OTHER
                                                       PRINCIPAL             DIRECTORSHIPS
                     POSITION(S) WITH                OCCUPATION(S)              HELD BY
       NAME            SUB-ADVISER               DURING PAST TWO YEARS         INDIVIDUAL
--------------   ------------------------   ------------------------------   -------------
John A. Levin    Director, Chairman,        Chairman, Chief Executive        None
                 Chief Executive Officer    Officer, President and
                 and President              Director of the Sub-Adviser
                                            and BKF Capital Group, Inc.
                                            ("BKF").

Gregory T.       Director, Executive Vice   Executive Vice President and     None
Rogers           President and Chief        Chief Operating Officer of the
                 Operating Officer          Sub-Adviser and BKF.

Glenn A. Aigen   Director, Senior Vice      Senior Vice President and        None
                 President and Chief        Chief Financial Officer of the
                 Financial Officer          Sub-Adviser and BKF.

Norris Nissim    Vice President and         Vice President and General       None
                 General Counsel            Counsel of the Sub-Adviser and
                                            BKF.


The principal business address of John A. Levin & Co., Inc. ("Levin") is One Rockefeller Plaza, 25th Floor, New York, NY. Levin is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the business of Levin, see Part I of its most recent Form ADV (File No. 801-52602) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov .

             Name of Fund                            Name of Sub-adviser
             ------------                            -------------------
LARGE CAP GROWTH /MORGAN STANLEY FUND    MORGAN STANLEY INVESTMENT MANAGEMENT INC.

Substantial business and other connections of Morgan Stanley Investment Management Inc. and its officers and Directors is as follows:


Morgan Stanley Investment Management Inc. (the "Adviser") provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT                OTHER SUBSTANTIAL BUSINESS,
MANAGEMENT INC.                          PROFESSION OR VOCATION
-------------------------------------    ---------------------------------------
Mitchell M. Merin                        President and Chief Operating Officer
President and Chief Operating Officer    of Morgan Stanley Investment
                                         Management Inc.; President, Director
                                         and Chief Executive Officer of Morgan
                                         Stanley Investment Advisors Inc. and
                                         Morgan Stanley Services Company Inc.;
                                         Chairman and Director of Morgan
                                         Stanley Distributors Inc.; Chairman
                                         and Director of Morgan Stanley Trust;
                                         Director of various Morgan Stanley
                                         subsidiaries; President of the
                                         Institutional Funds (since July 2003)
                                         and President of the Retail Funds
                                         (since May 1999); Trustee (since July
                                         2003) and President (since December
                                         2002) of the Van Kampen Closed-End
                                         Funds. Trustee (since May 1999) and
                                         President (since October 2002) of the
                                         Van Kampen Open-End Funds.

Ronald E. Robison                        Chief Global Operations Officer and
Managing Director and Chief Global       Managing Director of Morgan Stanley
Operations Officer                       Investment Management Inc.; Managing
                                         Director of Morgan Stanley & Co.
                                         Incorporated; Managing Director of
                                         Morgan Stanley; Managing Director,
                                         Chief Administrative Officer and
                                         Director of Morgan Stanley Investment
                                         Advisors Inc. and Morgan Stanley
                                         Services Company Inc.; Chief
                                         Executive Officer and Director of
                                         Morgan Stanley Trust; Managing
                                         Director and Director of Morgan
                                         Stanley Distributors Inc.; Executive
                                         Vice President and Principal
                                         Executive Officer of the Retail Funds
                                         (since April 2003); Executive Vice
                                         President and Principal Executive
                                         Officer of the Institutional Funds
                                         (since July 2003); previously
                                         President and Director of the
                                         Institutional Funds (March 2001 -
                                         July 2003).

Joseph J. McAlinden                      Managing Director and Chief
Managing Director and Chief              Investment Officer of Morgan Stanley
Investment Officer                       Investment Advisors Inc. and Morgan
                                         Stanley Investment Management Inc.;
                                         Director of Morgan Stanley Trust;
                                         Chief Investment Officer of the Van
                                         Kampen Funds; Vice President of the
                                         Institutional Funds (since July 2003)
                                         and the Retail Funds (since July
                                         1995).

Rajesh K. Gupta                          Managing Director and Chief
Managing Director and Chief              Administrative Officer - Investments
Administrative Officer-Investments       of Morgan Stanley Investment Advisers
                                         Inc. and Morgan Stanley Investment
                                         Management Inc.

Barry Fink                               General Counsel (since May 2000) and
General Counsel and Managing Director    Managing Director (since December
                                         2000) of Morgan Stanley Investment
                                         Management; Managing Director (since
                                         December 2000), Secretary (since
                                         February 1997) and Director (since
                                         July 1998) of Morgan Stanley
                                         Investment Advisors Inc. and Morgan
                                         Stanley Services Company Inc.;
                                         Assistant Secretary of Morgan Stanley
                                         DW Inc.; Vice President and General
                                         Counsel of the Retail Funds; Managing
                                         Director, Secretary and Director of
                                         Morgan Stanley Distributors Inc.;
                                         previously Secretary of the Retail
                                         Funds (February 1997- July 2003);
                                         previously Vice President and
                                         Assistant General Counsel of Morgan
                                         Stanley Investment Advisors Inc. and
                                         Morgan Stanley Services Company Inc.
                                         (February 1997 - December 2001).

Jeffrey Hiller                           None.
Managing Director and Global Director
of Compliance

Alexander C. Frank                       Global Treasurer of Morgan Stanley.
Managing Director and Treasurer

In addition, the Investment Manager and the Investment Sub-Advisers act as investment adviser or sub-advisers to several other registered investment companies.


The principal business address of Morgan Stanley Investment Management Inc. ("M-S") is 1221 Avenue of the Americas, New York, NY 10020. M-S is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information regarding the business of M-S, see Part I of its most recent Form ADV (File No. 801-15757) electronically filed with the Securities and Exchange Commission ("SEC") via the Investment Adviser Registration Depository (the "IARD"). You may access this file via the SEC's Investment Adviser Public Disclosure web site at www.adviserinfo.sec.gov .

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a)  Not Applicable.


(b) The officers and Directors of Prudential Retirement Brokerage Services, Inc. ("PRBS") as of April 12, 2004 are:

                                    DIRECTORS


                                                          POSITIONS AND
       NAME                  PROPOSED TITLE          OFFICES WITH REGISTRANT
--------------------    ------------------------     -----------------------
John Y. Kim                    Director                        --
Victor E. Saliterman           Director                        --
Scott G. Sleyster              Director                        --
Robert F. Gunia                Director                        --
Michael R. Zarelli             Director                        --



                                   OFFICERS



                                                          POSITIONS AND
       NAME                PROPOSED TITLE            OFFICES WITH REGISTRANT
-------------------     -------------------          -----------------------
John Y. Kim             President                              --
John L. Bronson         Secretary                              --
Gary R. Crawford        Assistant Treasurer / CFO              --
Linda L. Walker         Vice President /                       --
                        Compliance Officer
C. Edward Chaplin       Treasurer                              --
Kathleen M. Gibson      Assistant Secretary                    --
Laura J. Delaney        Assistant Treasurer                    --
Kathleen C. Hoffman     Assistant Treasurer                    --
Richard F. Vaccaro      Assistant Treasurer                    --
David S. Campen         Assistant Controller                   --
Linda G. Gann           Assistant Controller                   --
Dominic Fiore           Assistant Controller                   --
Janice F. Pavlou        Assistant Controller                   --
Robert A. Sartori       Assistant Controller                   --
James J. Shea           Assistant Controller                   --
Robert A. Szuhany       Assistant Controller                   --



The principal business address of PRBS is 280 Trumbull Street, Hartford, CT
06103.


(c)  Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, CT 06103.

ITEM 29.  MANAGEMENT SERVICES.

None.

ITEM 30.  UNDERTAKINGS.

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Funds Group certifies that it meets all of the requirements of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 71 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of April, 2004.


                                      CIGNA Funds Group

                                      Richard H. Forde
                                      Chairman of the Board of Trustees
                                         and President

                                      By:
                                         ---------------------------------------
                                         Jeffrey S. Winer
                                         Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 71 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



      Signature                    Title                        Date
      ---------                    -----                        ----
Richard H. Forde                   Chairman of             April 28, 2004.
                                   the Board of
                                   Trustees and
                                   President (principal
By:                                executive officer)
    ---------------------------
    Jeffrey S. Winer
    Attorney-in-Fact

                                   Treasurer
                                   (principal
                                   financial officer
                                   and principal
                                   accounting officer      April 28, 2004.
    ---------------------------
    Alfred A. Bingham III


This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.


   Richard H. Forde                Paul J. McDonald
   Carol Ann Hayes                 Marnie W. Mueller
   Russell H. Jones

By:                                                        April 28, 2004.
    ---------------------------
    Jeffrey S. Winer

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Funds Group certifies that it meets all of the requirements of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 71 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of April, 2004


                                      CIGNA Funds Group

                                      Richard H. Forde
                                      Chairman of the Board of Trustees
                                         and President

                                      By: /s/  JEFFREY S. WINER
                                          -------------------------------------
                                          Jeffrey S. Winer
                                          Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 71 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                  Title                       Date
        ---------                  -----                       ----

Richard H. Forde                   Chairman of             April 28, 2004.
                                   the Board of
                                   Trustees and
                                   President (principal
By: /s/ Jeffrey S. Winer           executive officer)
    ---------------------------
    Jeffrey S. Winer
    Attorney-in-Fact

                                   Treasurer
                                   (principal
                                   financial
                                   officer and
                                   principal.
    /s/ Alfred A. Bingham III      accounting officer)     April 28, 2004.
    ---------------------------
    Alfred A. Bingham III


This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.


    Richard H. Forde               Paul J. McDonald
    Carol Ann Hayes                Marnie W. Mueller
    Russell H. Jones



By: /S/ Jeffrey S. Winer                                   April 28, 2004.
    ---------------------------
    Jeffrey S. Winer

                         SECURITIES ACT FILE NO. 2-29020
                    INVESTMENT COMPANY ACT FILE NO. 811-1646

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment                                                 [ ]


     Post-Effective Amendment No. 71                                         [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]


     Amendment No. 71                                                        [X]


                                CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

  2223 WASHINGTON STREET, 3 NEWTON EXECUTIVE PARK, SUITE 200, NEWTON, MA 02462
                     (Address of Principal Executive Office)

                                    EXHIBITS

                                  EXHIBIT INDEX


     e. The Distribution Agreement made as of April 1, 2004 between CIGNA Funds Group and Prudential Retirement Brokerage Services, Inc.

     g.    (v)    The Price Source Authorization Agreement pursuant to the
                  Custodian Contract among State Street Bank and Trust Company and CIGNA Funds, dated August 22, 2003.

     g.    (vi)   Fair Value Pricing Authorization Addendum to Custodian
                  Agreement between CIGNA Funds Group, International Blend Bank of Ireland Fund and State Street Bank and Trust Company, dated
                  January 30, 2004.

     h.    (vi)   Shareholder Services Agreement for the Premium Class and the
                  Retail Class of CIGNA Funds Group between CIGNA Funds Group and Prudential Retirement Brokerage Services, Inc., made as of
                  April 1, 2004.

     h.    (vii)  Sub-Accounting Services Agreement for the Premier Class and
                  the Retail Class of CIGNA Funds Group and Prudential Retirement Brokerage Services, Inc., made as of April 1, 2004.

     h.    (viii) Power of Attorney.

     i.           Consent of Counsel.

     j.           Consent of PricewaterhouseCoopers LLP.

     p.           Business Ethics for CIGNA Investment Management Associates of:
                  TimesSquare Capital Management, Inc. ("TSCM"), CIGNA Investments, Inc. ("CII"), CIGNA International Investment Advisors, Ltd ("CIIAL"), CIGNA International Investment Advisors, KK ("CIIAKK") and CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares, CIGNA Investment Securities (collectively, the "Funds"), effective April 1, 2004.

     p.    (i)    Code of Ethics of Prudential Retirement Brokerage Services,
                  Inc., Principal Underwriter.

     p.    (ii)   Bank of Ireland Asset Management (U.S.) Limited Code of
                  Conduct, dated January 2004.

     p.    (iii)  Janus Ethics Rules, revised February 5, 2004.

     p.    (iv)   John A. Levin & Co., Inc. Code of Ethics, dated January 2004.